                                        File Numbers: 333-136242 and 811-04294

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    X
                                                                     ---

                       Post-Effective Amendment Number    10
                                                         ---

                           Registration Statement

                                   and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X
                                                                         ---

                          Post-Effective Amendment Number   157
                                                            ---

                          VARIABLE ANNUITY ACCOUNT
            (formerly Minnesota Mutual Variable Annuity Account)
                         (Exact Name of Registrant)

                      Minnesota Life Insurance Company
                             (Name of Depositor)

          400 Robert Street North, St. Paul, Minnesota 55101-2098 (Address of Depositor's Principal Executive Offices) (Zip Code)

                               (651) 665-3500
             (Depositor's Telephone Number, Including Area Code)

                            Dwayne C. Radel, Esq.

                  Senior Vice President and General Counsel
                      Minnesota Life Insurance Company
                           400 Robert Street North
                       St. Paul, Minnesota 55101-2098
                   (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

  / / immediately upon filing pursuant to paragraph (b)

  /X/ on December 11, 2009 pursuant to paragraph (b) of Rule 485

  / / 60 days after filing pursuant to paragraph (a)(i)

  / / on (date) pursuant to paragraph (a)(i)

  / / 75 days after filing pursuant to paragraph (a)(ii)
  / / on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

   / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED
     Variable Annuity Contracts

SUPPLEMENT DATED DECEMBER 11, 2009 TO THE MULTIOPTION(R) LEGEND VARIABLE ANNUITY PROSPECTUS DATED MAY 1, 2009.

This supplement serves to notify you that we will no longer offer the Guaranteed Income Provider Benefit and we are introducing a new living benefit rider, the Guaranteed Minimum Income Benefit (GMIB rider). The GMIB rider provides a guaranteed fixed annuity benefit at annuitization. This supplement describes the benefit and its costs and limitations in detail. Please note, contract owners may only elect one living benefit rider with their contract.

EFFECTIVE MARCH 1, 2010, THE GUARANTEED INCOME PROVIDER BENEFIT OPTIONAL RIDER WILL NO LONGER BE AVAILABLE. TO PURCHASE THIS RIDER, YOUR APPLICATION, ELECTION FORMS, AND ANY RELATED TRANSFER PAPERWORK MUST BE RECEIVED BY THE HOME OFFICE NO LATER THAN CLOSE OF THE NEW YORK STOCK EXCHANGE ON MARCH 10, 2010. THIS DISCONTINUATION DOES NOT IMPACT THE TERMS OF ANY GUARANTEES PROVIDED UNDER PREVIOUSLY ISSUED LIVING BENEFIT RIDERS. FOR MORE INFORMATION ON THE GUARANTEED INCOME PROVIDER BENEFIT AND OTHER LIVING BENEFIT RIDERS, INCLUDING THE COSTS AND GUARANTEES, SEE THE SECTION ENTITLED 'OTHER CONTRACT OPTIONS (LIVING BENEFITS)', BEGINNING ON PAGE 44 OF THE PROSPECTUS.

AS OF THIS SUPPLEMENT'S DATE, OR SUCH LATER DATE THE RIDER IS APPROVED BY YOUR STATE, A NEW OPTIONAL LIVING BENEFIT RIDER IS AVAILABLE AS DESCRIBED BELOW.

THE SUBSECTION ENTITLED 'OTHER OPTIONAL RIDERS', WITHIN THE SECTION ENTITLED 'AN OVERVIEW OF CONTRACT FEATURES', IS REVISED TO ADD THE FOLLOWING IMMEDIATELY PRECEDING THE SUMMARY OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT:


GUARANTEED MINIMUM INCOME BENEFIT (GMIB)


This contract option provides for a guaranteed minimum fixed annuity benefit, when elected on certain benefit dates, to protect against negative investment performance you may experience during your contract's accumulation period. IF YOU DO NOT ANNUITIZE YOUR CONTRACT, YOU WILL NOT UTILIZE THE GUARANTEED FIXED ANNUITY BENEFIT THIS OPTION PROVIDES. IF YOU DO NOT INTEND TO ANNUITIZE, THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. THE GMIB ANNUITY PAYOUT RATES ARE CONSERVATIVE SO THE ANNUITY PAYMENTS PROVIDED BY THIS RIDER MAY BE LESS THAN THE SAME ANNUITY PAYMENT OPTION AVAILABLE UNDER THE BASE CONTRACT, EVEN IF THE BENEFIT BASE IS GREATER THAN THE CONTRACT VALUE. ONCE YOU ELECT THIS OPTION IT CANNOT BE CANCELED. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT OR A MINIMUM CONTRACT VALUE. WITHDRAWALS FROM YOUR CONTRACT WILL REDUCE THE BENEFIT YOU RECEIVE IF YOU ANNUITIZE UNDER THIS RIDER AND THERE ARE LIMITATIONS ON HOW YOUR CONTRACT VALUE MAY BE ALLOCATED IF YOU PURCHASE THIS RIDER. IF YOUR CONTRACT IS NOT ELIGIBLE FOR THE AUTOMATIC PAYMENT PHASE, ANY WITHDRAWAL OR CHARGE THAT REDUCES YOUR CONTRACT VALUE TO ZERO TERMINATES THE RIDER AND THE CONTRACT. IF YOU ANTICIPATE HAVING TO MAKE NUMEROUS WITHDRAWALS FROM THE CONTRACT, THIS RIDER MAY NOT BE APPROPRIATE. SEE THE SECTION OF THE PROSPECTUS ENTITLED 'OTHER CONTRACT OPTIONS (LIVING BENEFITS)' FOR A COMPLETE DESCRIPTION OF THE GMIB RIDER.

THE SUBSECTION ENTITLED 'GUARANTEED INCOME PROVIDER BENEFIT (GIPB)' OF THE SECTION ENTITLED 'OTHER OPTIONAL RIDERS' IS REVISED TO ADD THE FOLLOWING IMMEDIATELY PRECEDING THE FIRST SENTENCE:

     Effective March 1, 2010, we are suspending availability of this option.


F71635 12-2009

THE SUBSECTION ENTITLED 'OTHER OPTIONAL BENEFIT CHARGES TAKEN FROM CONTRACT VALUE', WITHIN THE SECTION ENTITLED 'CONTRACT CHARGES AND EXPENSES', IS REVISED TO ADD THE FOLLOWING IMMEDIATELY AFTER THE DISCLOSURE OF THE GLWB II-JOINT
CHARGE:


Guaranteed Minimum Income Benefit   Maximum possible charge   1.50%
(GMIB) Charge[5]                    Current benefit charge    0.95%

[5] The current annual rider charge is equal to 0.95% of the GMIB Benefit Base, subject to a maximum charge of 1.50%. Beginning with the first contract anniversary following the rider effective date and every contract anniversary thereafter, the annual rider charge will be multiplied by the Benefit Base amount on that date and will be deducted in proportion to the contract owner's allocation to the sub-accounts in the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the GMIB Benefit Base is determined. This option may not be elected if you have selected the Premier Death Benefit, Estate Enhancement Benefit, GIPB, GMWB, GLWB or either of the GLWB II Riders.


THE SUBSECTION ENTITLED 'CONTRACT OWNER TRANSACTION EXPENSES' WITHIN THE SECTION ENTITLED 'CONTRACT CHARGES AND EXPENSES' IS REVISED BY REMOVING THE MENTION OF 'SURRENDER FEES' AND BY ADDING THE FOLLOWING IMMEDIATELY BELOW THE WORDS 'DEFERRED SALES CHARGE':

     - Deferred sales charges apply to withdrawals, partial surrenders and surrenders

THE SUBSECTIONS ENTITLED 'OTHER SEPARATE ACCOUNT CHARGES' AND 'MAXIMUM POSSIBLE SEPARATE ACCOUNT CHARGE COMBINATIONS (EXCLUDING GMWB AND GLWB)' WITHIN THE SECTION ENTITLED 'CONTRACT CHARGES AND EXPENSES' ARE REPLACED WITH THE
FOLLOWING:

     OTHER OPTIONAL SEPARATE ACCOUNT CHARGES



                                              TOTAL CHARGE:
                                             OPTION CHARGE +
                                              BASE CONTRACT
                                             ---------------
Guaranteed Income Provider Benefit (GIPB)*
   Charge 0.50%                                   2.15%



* This option may not be elected in combination with the GMIB, GMWB or GLWB options.

     MAXIMUM POSSIBLE SEPARATE ACCOUNT CHARGE COMBINATIONS (EXCLUDING GMWB AND
     GLWB)

     BASE CONTRACT+PDB+EEB+GIPB                   2.75%

     (DOES NOT INCLUDE THE GMIB, GMWB, GLWB, OR EITHER GLWB II OPTIONS BECAUSE THE CHARGES THAT APPLY ARE NOT SEPARATE ACCOUNT CHARGES.)


THE SUBSECTION ENTITLED 'CONTRACT OWNER EXPENSE EXAMPLE', WITHIN THE SECTION ENTITLED 'CONTRACT CHARGES AND EXPENSES', IS REPLACED BY THE FOLLOWING:

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, annual maintenance fees, separate account annual expenses, and portfolio company fees and expenses.

Please note:


     -    You may only elect ONE living benefit on the contract.

     - If you elect the Premier Death Benefit, you may NOT elect the GMIB or GLWB.

     - If you elect the Estate Enhancement Benefit, you may NOT elect the GMIB.

The example assumes that you invest $10,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year, and uses the separate account annual expenses before annuity payments commence. The example is shown using both the least expensive portfolio (minimum fund expenses) and the most expensive portfolio (maximum fund expenses before reimbursements), with the most expensive contract design over the time period:

     -    Base + HAV + GMIB

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                  IF YOU ANNUITIZE AT THE END OF THE
                         IF YOU SURRENDERED YOUR CONTRACT AT      APPLICABLE TIME PERIOD OR DO NOT
                        THE END OF THE APPLICABLE TIME PERIOD         SURRENDER YOUR CONTRACT
                        -------------------------------------   -------------------------------------
                        1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                        ------   -------   -------   --------   ------   -------   -------   --------
MAXIMUM FUND EXPENSES
Base + HAV + GMIB       $1,440    $2,511    $3,172    $6,280     $640     $1,911    $3,172    $6,280
MINIMUM FUND EXPENSES
Base + HAV + GMIB       $1,131    $1,620    $1,746    $3,742     $331     $1,020    $1,746    $3,742

Different fees and expenses not reflected in the examples above apply after annuity payments commence. Please see "Contract Charges and Fees" for a discussion of those expenses. The examples contained in this table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


THE SECTION ENTITLED 'DESCRIPTION OF THE CONTRACT' IS REVISED TO ADD THE FOLLOWING SUBSECTION IMMEDIATELY PRECEDING THE SUBSECTION ENTITLED 'TRANSFERS':


CUSTOMCHOICE ALLOCATION OPTION


In conjunction with certain living benefit riders you may have the option of participating in the CustomChoice Allocation Option. Currently, this option is only available if you purchase the GMIB rider. If you choose to participate in this option you must allocate 100% of your contract value within the limitations set forth below. You may transfer your contract value among the fund options within a group or among funds in different groups provided that after the transfer your allocation meets the limitations below. We will reject any allocation instructions that do not comply with the limitations. If we receive an instruction that will result in an allocation that does not comply with the allocation limitations, we will notify you either through your financial representative or directly via phone or email. THE DCA FIXED ACCOUNT AND GUARANTEED TERM ACCOUNT OPTIONS ARE NOT AVAILABLE IF YOU PARTICIPATE IN THE CUSTOMCHOICE ALLOCATION OPTION.


This option is an asset allocation approach that is intended to offer you a variety of investment options while also allowing us to limit some of the risk that we take when offering living benefit riders. IN PROVIDING THIS ALLOCATION OPTION, MINNESOTA LIFE IS NOT PROVIDING INVESTMENT ADVICE OR MANAGING THE ALLOCATIONS UNDER YOUR CONTRACT. THIS IS NOT AN INVESTMENT ADVISORY ACCOUNT. IF YOU PARTICIPATE IN THIS OPTION YOU HAVE SOLE AUTHORITY TO MAKE INVESTMENT ALLOCATION DECISIONS WITHIN THE DEFINED LIMITATIONS.

In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. ASSET ALLOCATION DOES NOT ENSURE A PROFIT OR PROTECT AGAINST A LOSS IN A DECLINING MARKET.

To participate in the CustomChoice Allocation Option you must allocate 100% of your contract value to Groups A, B, C and D, according to the following limitations:


     Group A -- a MINIMUM of 30% and MAXIMUM of 70% of your contract value, but no more than 30% of contract value may be allocated to any single fund in Group A

     Group B -- a MINIMUM of 30% of your contract value, but no more than 30% of contract value may be allocated to any single fund in Group B

     Group C -- a MAXIMUM of 25% of your contract value, but no more than 15% of contract value may be allocated to any single fund in Group C

     Group D -- a MAXIMUM of 10% of your contract value, but no more than 5% of contract value may be allocated to any single fund in Group D

Please note--the above percentage limitations require that you allocate a minimum of 30% of your contract value to Group A and a minimum of 30% of your contract value to Group B. You are not required to allocate anything to Groups C or D.


The underlying funds in each Group are:

GROUP A (30% - 70%, NO MORE THAN 30% IN ANY SINGLE FUND)

ADVANTUS SERIES FUND, INC.

     Bond Portfolio
     Money Market Portfolio
     Mortgage Securities Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

     VP Inflation Protection Fund

GROUP B (AT LEAST 30%, NO MORE THAN 30% IN ANY SINGLE FUND)

ADVANTUS SERIES FUND, INC.

     Index 500 Portfolio

AIM VARIABLE INSURANCE FUNDS

     AIM V.I. Basic Balanced Fund
     AIM V.I. Capital Appreciation Fund
     AIM V.I. Core Equity Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     VP Income & Growth Fund
     VP Ultra(R) Fund
     VP Value Fund

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
     Contrafund(R) PortfoliO
     Equity-Income Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

     Franklin Large Cap Growth Securities Fund
     Mutual Shares Securities Fund

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

     Ibbotson Aggressive Growth ETF Asset Allocation Portfolio
     Ibbotson Balanced ETF Asset Allocation Portfolio
     Ibbotson Conservative ETF Asset Allocation Portfolio
     Ibbotson Growth ETF Asset Allocation Portfolio
     Ibbotson Income and Growth ETF Asset Allocation Portfolio

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

     Ivy Funds VIP Asset Strategy
     Ivy Funds VIP Balanced
     Ivy Funds VIP Core Equity
     Ivy Funds VIP Growth
     Ivy Funds VIP Value

JANUS ASPEN SERIES

     Balanced Portfolio
     Forty Portfolio

MFS(R) VARIABLE INSURANCE TRUST(SM)

     Investors Growth Stock Series
     Value Series

OPPENHEIMER VARIABLE ACCOUNT FUNDS

     Capital Appreciation Fund/VA

PUTNAM VARIABLE TRUST

     Putman VT -- Equity Income Fund
     Putman VT -- Growth and Income Fund
     Putman VT -- New Opportunities Fund
     Putman VT -- Voyager Fund

VAN KAMPEN LIFE INVESTMENT TRUST

     Capital Growth Portfolio
     Comstock Portfolio
     Growth and Income Portfolio

GROUP C (UP TO 25%, NO MORE THAN 15% IN ANY SINGLE FUND)

ADVANTUS SERIES FUND, INC.

     Index 400 Mid-Cap Portfolio
     International Bond Portfolio

AIM VARIABLE INSURANCE FUNDS

     AIM V.I. Small Cap Equity Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

     International Value Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS

     Mid Cap Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

     Franklin Small Cap Value Securities Fund
     Franklin Small-Mid Cap Growth Securities Fund

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

     Ivy Funds VIP International Growth
     Ivy Funds VIP International Value
     Ivy Funds VIP Micro Cap Growth
     Ivy Funds VIP Mid Cap Growth
     Ivy Funds VIP Small Cap Growth
     Ivy Funds VIP Small Cap Value

JANUS ASPEN SERIES

     Overseas Portfolio
     Perkins Mid Cap Value Portfolio

MFS(R) VARIABLE INSURANCE TRUST(SM)

     Mid Cap Growth Series

OPPENHEIMER VARIABLE ACCOUNT FUNDS

     Main Street Small Cap Fund(R)/VA

PANORAMA SERIES FUND, INC.

     International Growth Fund/VA

PUTNAM VARIABLE TRUST

     Putnam VT - International Equity Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

     Van Kampen UIF U.S. Mid Cap Value Portfolio

GROUP D (UP TO 10%, NO MORE THAN 5% IN ANY SINGLE FUND)

ADVANTUS SERIES FUND, INC.

     Real Estate Securities Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS

     High Income Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

     Templeton Developing Markets Securities Fund

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

     Ivy Funds VIP Global Natural Resources
     Ivy Funds VIP Science and Technology

MFS(R) VARIABLE INSURANCE TRUST(SM)
     New Discovery Series

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

     Neuberger Berman AMT Socially Responsive Portfolio

OPPENHEIMER VARIABLE ACCOUNT FUNDS

     High Income Fund/VA

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

     Van Kampen UIF Emerging Markets Equity Portfolio

REBALANCING

If you elect the CustomChoice Allocation Option, your contract value will automatically be rebalanced each quarter. When we rebalance your contract value we will transfer amounts between sub-accounts so that the allocations when the rebalancing is complete are the same as the most recent allocation instructions we received from you. The rebalancing will occur on the same day of the month as the contract date. If the contract date is after the 25th of the month, rebalancing will occur on the first business day of the following month. If the quarterly rebalancing date does not fall on a business date, the rebalancing will occur on the next business date. REBALANCING DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

POSSIBLE CHANGES


We reserve the right to add, remove, or change the groups, the funds within each group, or the percentage limitations for each group. We will notify you of any such change. If there is a change, you will not need to change your then-current allocation instructions. However, the next time you make a purchase payment, reallocation request or transfer request, we will require that your allocation instructions comply with the limitations in effect at the time of the purchase payment, reallocation request or transfer request. If a contract owner makes an allocation change request to a fund or group that is no longer available, the contract owner will be obligated to provide a new allocation instruction to a fund or group available at the time of the request. Until your next purchase payment, transfer request or reallocation request, quarterly rebalancing will continue to be based on the most recent allocation instructions we received from you.

TERMINATION

To terminate participation in the CustomChoice Allocation Option you must allocate your entire contract value to another allocation plan approved for use with the rider you have elected.

THE SECTION ENTITLED 'OPTIONAL CONTRACT RIDER CHARGES' IS REVISED TO ADD THE FOLLOWING IMMEDIATELY PRECEDING THE DESCRIPTION OF THE GIPB OPTION CHARGE:


GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OPTION -- CHARGE


     - If you purchase the GMIB optional benefit, we will deduct an annual GMIB benefit charge for expenses related to this optional benefit. The current GMIB benefit charge is equal to 0.95% multiplied by the GMIB Benefit Base amount. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the GMIB Benefit Base is determined. The maximum possible charge for this rider is 1.50%. Beginning with the first contract anniversary following the rider effective date and every contract anniversary thereafter, the GMIB benefit charge will be calculated and deducted in proportion to the contract owner's allocation to the sub-accounts in the variable annuity account. The charge does not apply after annuitization. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

THE SECTION ENTITLED 'OTHER CONTRACT OPTIONS (LIVING BENEFITS)' IS REVISED TO ADD THE FOLLOWING SUBSECTION IMMEDIATELY PRECEDING THE SUBSECTION ENTITLED 'GUARANTEED INCOME PROVIDER BENEFIT (GIPB) OPTION':


GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OPTION:


This optional rider is designed to provide a guaranteed minimum fixed annuity payment during the pay-out phase of your contract to protect against negative investment performance during the accumulation phase. IT DOES NOT HOWEVER, GUARANTEE AN INVESTMENT RETURN OR ANY MINIMUM CONTRACT VALUE. The GMIB annuity payout rates are conservative so the annuity payments provided by this rider may be less than the same annuity payment option available under the base contract, even if the Benefit Base (described below) is greater than the contract value. All requests to elect this option must be in writing on a form provided by us.

     - UNLIKE GLWB AND OTHER "LIFETIME WITHDRAWAL BENEFIT" RIDERS WHICH MAY ALLOW YOU TO TAKE A CERTAIN AMOUNT OF WITHDRAWALS WITHOUT REDUCING THE BENEFIT YOU RECEIVE UNDER THE RIDER, ALL WITHDRAWALS UNDER THE GMIB RIDER REDUCE THE BENEFIT YOU RECEIVE FROM THE RIDER. SEE THE BENEFIT BASE DESCRIPTION BELOW FOR ADDITIONAL DETAILS ON HOW WITHDRAWALS IMPACT THE BENEFIT BASE.

     - THE GMIB IS AN ANNUITIZATION BENEFIT, NOT A WITHDRAWAL BENEFIT. IF YOU DO NOT INTEND TO ANNUITIZE YOUR CONTRACT, YOU WILL NOT UTILIZE THE GUARANTEED FIXED ANNUITY BENEFIT THIS OPTION PROVIDES. IF YOU DO NOT INTEND TO ANNUITIZE YOUR CONTRACT, THIS OPTION MAY NOT BE APPROPRIATE FOR YOU.

     - IF YOU ANTICIPATE HAVING TO MAKE NUMEROUS WITHDRAWALS FROM THE CONTRACT, THE GMIB RIDER MAY NOT BE APPROPRIATE.

     - IF YOUR CONTRACT IS NOT ELIGIBLE FOR THE AUTOMATIC PAYMENT PHASE (DESCRIBED BELOW), ANY WITHDRAWAL OR CHARGE THAT REDUCES YOUR CONTRACT VALUE TO ZERO TERMINATES THE RIDER AND THE CONTRACT.

     -    ONCE YOU ELECT THIS OPTION YOU MAY NOT CANCEL IT.

     - AFTER THE FIRST CONTRACT YEAR FOLLOWING THE GMIB EFFECTIVE DATE, PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. CURRENTLY THIS RESTRICTION IS BEING WAIVED. THIS RESTRICTION DOES NOT APPLY TO PURCHASE PAYMENTS MADE DURING THE FIRST CONTRACT YEAR.

     - You may elect this option when your contract is issued or within 30 days prior to any contract anniversary date. The option will be effective on either the issue date or a contract anniversary date.


     - The youngest contract owner (or annuitant, if a non-natural contract owner) must be at least age 45 at the time the rider is issued, in order to elect this option.

     - The oldest contract owner (or annuitant, if a non-natural contract owner) must be under age 76 at the time the rider is issued, in order to elect this option.

     - You may not elect this option if you have selected the Premier Death Benefit, Estate Enhancement Benefit or in combination with any other living benefit rider.

     - If at some point we no longer offer this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge.

     - Your entire contract value must be allocated to an allocation plan approved by us while this option is in effect.

     - This rider may not be purchased for a "stretch" IRA or other "decedent" type account and may not be available in every state.

THE BENEFIT


This rider guarantees that on any Benefit Date (described below), your minimum monthly fixed annuity payment will not be less than the Guaranteed Minimum Income Benefit (GMIB). The GMIB is the fixed annuity payment amount calculated by multiplying the Benefit Base (described below), adjusted for any applicable premium tax not previously deducted from purchase payments, by the Guaranteed Minimum Income Benefit rates provided with the rider. Please note--some states impose a premium tax on amounts used to provide annuity payments. These taxes are deducted at annuitization from the amount available to provide annuity payments. THIS GMIB RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN OR ANY MINIMUM CONTRACT VALUE. SEE APPENDIX G FOR NUMERIC EXAMPLES OF THE GMIB RIDER.


If the owner is a natural person, the owner must also be named as an annuitant. If the owner of this contract is other than a natural person, such as a trust or other similar entity, the rider guarantees and benefits will be based on the life of the annuitant(s).

THE BENEFIT DATES

The Benefit Dates begin the period of time during which you may exercise the benefit. The Benefit Dates for this rider are:

     (a) the later of the 10th contract anniversary following the rider effective date or the 10th contract anniversary following the last Optional Reset (described below), or

     (b) any contract anniversary subsequent to the date described in "a", but prior to the contract anniversary following the oldest owner's 90th birthday or the rider's termination.

EXERCISING THE BENEFIT


To exercise this benefit, you must elect to receive the GMIB provided by this rider on or during the 30-day period immediately following the Benefit Date. You may not elect a partial annuitization of the Benefit Base. You may however, elect a partial annuitization of the contract value but while this rider is in effect, a partial annuitization will be treated as a withdrawal for the purpose of this rider. This means the contract value amount converted to annuity payments will reduce the Benefit Base as if that amount was a withdrawal. See the sections below entitled 'Benefit Base' and 'Withdrawals' for a complete description of how withdrawals impact the Benefit Base. As with other withdrawals, the partial annuitization will reduce the Benefit Base.

The fixed annuity payment amount will be the greater of:

     (a) the fixed annuity payment calculated under the terms of this rider on the annuity payment option selected by the contract owner; or

     (b) the same fixed annuity payment option calculated under the terms of the base contract based on the same annuity payment option selected by the contract owner.


THE GMIB ANNUITY PAYOUT RATES ARE CONSERVATIVE SO THE ANNUITY PAYMENTS PROVIDED BY THIS RIDER MAY BE LESS THAN THE SAME ANNUITY PAYMENT OPTION AVAILABLE UNDER THE BASE CONTRACT, EVEN IF THE BENEFIT BASE IS GREATER THAN THE CONTRACT VALUE.

BENEFIT BASE

The Benefit Base is equal to the greater of the Highest Anniversary Value or the Roll-up Value, both of which are described in detail below. The Benefit Base is subject to a maximum of $5,000,000. IT IS IMPORTANT TO REMEMBER, NEITHER THIS RIDER NOR THE BENEFIT BASE GUARANTEE AN INVESTMENT RETURN OR ANY MINIMUM CONTRACT VALUE.

HIGHEST ANNIVERSARY VALUE

If this rider is added on the contract date, the initial Highest Anniversary Value is equal to purchase payment(s) applied on the contract date. If added after the contract date, the initial Highest Anniversary Value is equal to the contract value on the rider effective date.


During each contract year, the Highest Anniversary Value will increase by any purchase payments received and will be adjusted, on a pro rata basis, for amounts withdrawn from the contract. The pro rata adjustment will reduce the Highest Anniversary Value by the same proportion that the amount withdrawn bears to the contract value immediately prior to the withdrawal. The use of pro rata calculations to reflect withdrawals will increase the reduction in the Highest Anniversary Value when the contract value is below the Highest Anniversary Value.

On every subsequent contract anniversary, up to and including the contract anniversary following the oldest contract owner's 80th birthday, if the contract value is greater than the current Highest Anniversary Value, the Highest Anniversary Value will be set to the contract value. Keep in mind, applicable deferred sales charges reduce the Highest Anniversary Value at the time of the withdrawal and while other contract charges do not directly reduce the Highest Anniversary Value, they reduce the contract value which may reduce the amount by which the Highest Anniversary Value increases on future contract anniversaries.


ROLL-UP VALUE

If the rider effective date is the same as the contract date, the initial Roll-up Value is equal to purchase payment(s) applied on the contract date. If the rider is added after the contract date, the initial Roll-up Value is equal to the contract value on the rider effective date.


Thereafter, the Roll-up Value is equal to the initial Roll-up Value, increased for purchase payments, and decreased for any withdrawals as described below, accumulated with interest at an annual effective rate of 5% through the contract anniversary following the oldest owner's 80th birthday.

Any amount withdrawn in a single contract year which is less than or equal to the greater of the 5% of the Roll-up Value as of the prior contract anniversary, or the Required Minimum Distribution (RMD) amount, as described below, will reduce the Roll-up Value by the amount of the withdrawal. This is commonly referred to as a dollar-for-dollar withdrawal treatment.

If a withdrawal causes the cumulative withdrawals for the contract year to exceed the greater of 5% of the Roll-up Value as of the prior contract anniversary, or the RMD amount, the entire withdrawal amount will reduce the Roll-up Value on a pro rata basis. The pro rata reduction will reduce the Roll-up Value by the same proportion that the amount withdrawn bears to the contract value immediately prior to the withdrawal. This means that for each withdrawal causing the cumulative withdrawals for the year to exceed the greater of 5% of the Roll-up Value or RMD amount, the lower the contract value, the greater the reduction in the Benefit Base. Keep in mind, applicable deferred sales charges reduce the Roll-up Value at the time of the applicable withdrawal.


REQUIRED MINIMUM DISTRIBUTION

For purposes of this rider, the RMD amount is the amount needed, based on the value of this contract, to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Contracts to which RMD applies include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may result in a pro rata adjustment as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar
(tax) year basis. Under this rider, the Roll-up Value dollar-for-dollar withdrawal treatment is based on the contract year. Because the intervals for dollar-for-dollar withdrawal treatment and the RMD are different, the timing of withdrawals may be more likely to result in a pro rata reduction of the Roll-up Value and therefore a reduced benefit. Taking RMD withdrawals on the same frequency and at the same time each year will help to avoid a pro rata adjustment to the Roll-up Value.


For a contract which is part of a qualified plan or IRA, any withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the RMD applicable at the time of the withdrawal or 5% of the Roll-up Value as of the prior contract anniversary, will reduce the Roll-up Value on a pro rata basis, as opposed to a dollar-for-dollar basis. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. Five percent of the Roll-up Value as of the prior contract anniversary (April 1, 2009) is $5,000. The RMDs for calendar years 2009 and 2010 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2009 and $2,000 in the first quarter of calendar year 2010, then the owner will have withdrawn $6,500 for the 2009 contract year (April 1 to March 31). However, since the sum of the owner's withdrawals for the 2009 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000), all of that year's withdrawals would reduce the Roll-up Value on a dollar-for-dollar basis.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2010 he or she takes it in the last quarter of 2009. In that case, the withdrawals for the contract year (i.e. $6,500) exceed the applicable RMD at the time of the withdrawal (i.e. $6,000) and the entire $2,000 withdrawal is subject to pro rata withdrawal treatment. Note--the last withdrawal makes the total withdrawals for the year exceed the RMD amount.


WITHDRAWALS

If you are considering purchasing this optional rider, please remember these important details:

     - UNLIKE GLWB AND OTHER "LIFETIME WITHDRAWAL BENEFIT" RIDERS WHICH MAY ALLOW YOU TO TAKE A CERTAIN AMOUNT OF WITHDRAWALS WITHOUT REDUCING THE BENEFIT YOU RECEIVE UNDER THE RIDER, ALL WITHDRAWALS UNDER THE GMIB RIDER REDUCE THE BENEFIT YOU RECEIVE FROM THE RIDER. SEE THE BENEFIT BASE DESCRIPTION ABOVE FOR ADDITIONAL DETAILS ON HOW WITHDRAWALS IMPACT THE BENEFIT BASE.

     - Withdrawals under this contract option are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.


     - While this rider is in effect, a partial annuitization will be treated as a withdrawal for the purpose of reducing the Benefit Base. This means the contract value amount converted to annuity payments will reduce the Benefit Base as if that amount was a withdrawal. See the sections below entitled 'Benefit Base' for a complete description of how withdrawals impact the Benefit Base.

     - Withdrawals reduce the Highest Anniversary Value on a pro rata basis. With the exception of withdrawals subject to dollar-for-dollar treatment, withdrawals also reduce the Roll-up Value on a pro rata basis. This means that for each pro rata withdrawal, the lower the contract value, the greater the reduction in the Benefit Base. See the section above entitled 'Benefit Base' for a complete description of when dollar-for-dollar or pro rata withdrawal treatment applies to the Roll-up Value.

     - Withdrawals may only be taken prior to annuitizing the contract. You will begin to receive the GMIB benefit when the contract is annuitized. Thus, once you elect to receive the GMIB benefit, you may no longer take withdrawals from the contract.


If you choose the Focused Portfolio Strategies or the CustomChoice Allocation Option, withdrawals will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation options, you may take a withdrawal from any allowable sub-account in any proportion.

SUBSEQUENT PURCHASE PAYMENTS

Purchase Payments after the first contract year following the rider effective date are limited to a cumulative total of $25,000 without our prior consent. Currently this restriction is being waived.

OPTIONAL RESET OF THE ROLL-UP VALUE

Beginning with the third contract anniversary following the rider effective date you may elect to reset the Roll-up Value. Upon reset, the Roll-up Value will be set equal to the contract value on the date of reset. The last date on which you can elect a reset is the contract anniversary following the oldest owner's 80th birthday. A reset can only occur on a contract anniversary if the contract value is greater than the Roll-up Value at the time of reset. No reset will be made unless we receive your written request to elect the reset within 30 days prior to the applicable contract anniversary. PLEASE NOTE: IF YOU ELECT TO RESET, THE NEXT AVAILABLE BENEFIT DATE WILL BE THE 10TH CONTRACT ANNIVERSARY FOLLOWING THE DATE OF THE RESET. IN THAT CASE, YOU WILL NOT BE ABLE TO EXERCISE THE GMIB UNTIL THAT BENEFIT DATE. YOU MAY STILL ELECT TO ANNUITIZE UNDER THE BASE CONTRACT AT ANY TIME, HOWEVER, YOU WILL NOT UTILIZE THE BENEFIT PROVIDED BY THIS RIDER.

Upon reset, the rider charge will be changed to the then-current charge and a new three year period will be required before another reset may be elected. If the rider charge increases it will not exceed the current rider charge for new issues or the maximum charge.

AUTOMATIC PAYMENT PHASE


Your contract will enter the Automatic Payment Phase if your contract value falls to zero immediately after a withdrawal or charge at any point prior to the earliest Benefit Date. If your contract enters the Automatic Payment Phase, the Benefit Base will be applied to provide monthly annuity payments under a Life with a Period Certain of 60 months option based on the age of the oldest annuitant unless you select a different annuity payment option under this rider as described below. We will notify you by letter that your contract has entered the Automatic Payment Phase and offer you the opportunity to choose from the allowable annuity payment options. If we receive a withdrawal request that would result in your contract entering the Automatic Payment Phase, we will notify you and offer you the opportunity to cancel the withdrawal. YOUR CONTRACT IS NOT ELIGIBLE FOR THE AUTOMATIC

PAYMENT PHASE IF IN THE YEAR IN WHICH YOUR CONTRACT VALUE FALLS TO ZERO IMMEDIATELY AFTER A WITHDRAWAL OR CHARGE, OR IN ANY PRIOR CONTRACT YEAR, THE CUMULATIVE WITHDRAWALS FOR THE CONTRACT YEAR EXCEED THE GREATER OF 5% OF THE ROLL-UP VALUE AS OF THE PRIOR CONTRACT ANNIVERSARY OR THE RMD AMOUNT. In the unlikely event your contract value falls to zero due solely to market performance and not due to a withdrawal or charge, your contract will not be eligible for the Automatic Payment Phase. If your contract is not eligible for the Automatic Payment Phase, any withdrawal or charge that reduces your contract value to zero terminates the rider and the contract.


ANNUITY PAYMENT OPTIONS


You may not elect a partial annuitization of the Benefit Base under this rider. You may however, partially annuitize your contract value while this rider is in effect, but the partial annuitization will be treated as a withdrawal for the purpose of reducing the Benefit Base. See the section above entitled 'Benefit Base' for a detailed description of how a partial annuitization will impact the Benefit Base.


You may elect the GMIB to be paid under one of the following annuity payment options:

     - Life Annuity -- annuity payments payable for the lifetime of the annuitant, ending with the last annuity payment due prior to the annuitant's death.

     - Life with a Period Certain of 60 Months -- annuity payments payable for the lifetime of the annuitant; provided, if the annuitant dies before annuity payments have been made for the entire period certain, annuity payments will continue to the beneficiary for the remainder of the period.

     - Joint Life with 100% to Survivor -- annuity payments payable for the joint lifetimes of the annuitant and designated joint annuitant. The annuity payments end with the last annuity payment due before the survivor's death.

     - Joint Life with 100% to Survivor with a Period Certain of 60 Months -- annuity payments payable for the joint lifetimes of the annuitant and joint annuitant; provided, if both annuitants die before annuity payments have been made for the entire period certain, annuity payments will continue to the beneficiary for the remainder of the period.

If a single life option is chosen and joint owners are named, monthly fixed annuity payments will be made for the lifetime of the oldest joint owner. You may name a joint annuitant on the Benefit Date for purposes of a Joint Life option provided the joint annuitant is your spouse or the difference in ages of the annuitants is no more than 10 years.


Annuity payments will be made on a monthly basis, unless we agree to another payment frequency. If the amount of the Benefit Base is less than $5,000, we reserve the right to make one lump sum payment in lieu of annuity payments. If the amount of the first annuity payment is less than $150, we may reduce the frequency of annuity payments to meet this minimum payment requirement.


CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

     (a)  100% allocation to an allowable Focused Portfolio Strategy;

     (b)  100% allocation among allowable sub-accounts; or

     (c)  100% allocation to the CustomChoice Allocation Option

(a) CURRENT ALLOWABLE FOCUSED PORTFOLIO STRATEGIES INCLUDE: Conservative Income, Income, and Conservative Growth. The Focused Portfolio Strategies are discussed in the section entitled "Focused Portfolio Strategies or Models" in this

Prospectus. You may also ask your representative for a brochure describing these models. In the Focused Portfolio Strategies, the contract value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.

(b) CURRENT ALLOWABLE SUB-ACCOUNTS INCLUDE: Ibbotson Conservative ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio, and Ibbotson Balanced ETF Asset Allocation Portfolio. Each of the Ibbotson ETF Asset Allocation Portfolios is a "Fund of Funds". Each portfolio invests in underlying exchange traded funds, also called "ETF's". The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus.

(c) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract'.

The Focused Portfolio Strategies, ETF Asset Allocation Portfolios and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request.

SPOUSAL CONTINUATION

If the contract owner dies and the contract to which this rider is attached is continued on the life of the contract owner's spouse (as defined by federal law) pursuant to Internal Revenue Code Section 72(s) and the terms of the contract, the rider will continue with the surviving spouse as owner and annuitant for purposes of this benefit.

Spousal continuation will not affect the Benefit Base calculation or the initial Benefit Date; however, the new annuitant's age will be used to determine the amount of fixed annuity payment available under this rider.

RIDER TERMINATION

This rider will terminate upon the earliest of:

     (a)  the contract anniversary following the oldest owner's 90th birthday;
          or


     (b) termination or surrender of the contract, other than due to a withdrawal or charge that triggers the Automatic Payment Phase of this rider (If your contract is not eligible for the Automatic Payment Phase, any withdrawal or charge that reduces your contract value to zero terminates the rider and the contract.); or


     (c) any change of owner or joint owner after the rider effective date; or, in the case of a non-natural owner, any change of annuitant, other than the addition of a joint annuitant as provided for under annuity payment options, after the rider effective date; or

     (d) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

     (e) the death of the owner or joint owner (or annuitant if the owner is non-natural) unless the contract is continued subject to the spousal continuation provision; or

     (f)  the date the GMIB is exercised.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.


THE SECTION ENTITLED 'OTHER CONTRACT OPTIONS (LIVING BENEFITS)' HAS BEEN REVISED TO ADD THE FOLLOWING IMMEDIATELY AFTER THE SECTION HEADING:

Effective March 1, 2010, we are suspending availability of the Guaranteed Income Provider Benefit (GIPB).

THE FOLLOWING REPLACES THE LAST SENTENCE OF THE SECOND PARAGRAPH OF THE SECTION ENTITLED 'CONTRACT CHARGES AND EXPENSES':

State premium taxes may also be deducted upon annuitization.


THE FOLLOWING WILL BE ADDED AS APPENDIX G:

APPENDIX G -- EXAMPLES OF THE GUARANTEED MINIMUM INCOME BENEFIT OPTION

Below are several examples that are designed to help show how the Guaranteed Minimum Income Benefit option functions. A complete description of this optional contract feature can be found in the prospectus section "Other Contract Options -- Guaranteed Minimum Income Benefit Option". The following examples use hypothetical contract activity and are not representative of projected future returns or how your contract will actually perform.

EXAMPLE #1 -- SINGLE PURCHASE PAYMENT OF $50,000, NO WITHDRAWALS, AND CORRESPONDING RIDER VALUES.

The chart below is meant to provide a graphic example of how the Highest Anniversary Value, Roll-up Value and Contract Value vary relative to one another during periods of positive and negative market fluctuations (as reflected by the 'Contract Value' line). The table below provides a numeric example of these features. The values reflected in the table correspond to the values reflected in the chart. The columns to the right entitled 'GMIB Fixed Annuity Payment' and 'Fixed Annuity Payment Guaranteed under the Base Contract' demonstrate annuity payment amounts using the default annuity payment option of life with a period certain of 60 months.


                               [PERFORMANCE GRAPH]


BEGINNING OF
CONTRACT YEAR   CONTRACT VALUE   HIGHEST ANNIVERSARY VALUE   ROLL-UP VALUE
-------------   --------------   -------------------------   -------------
      1             50000                 50000                  50000
    1.5             50900                 50000                  51235
      2             53000                 50000                  52500
      2             53000                 53000                  52500
    2.5             56300                 53000                  53796
      3             60000                 53000                  55125
      3             60000                 60000                  55125
    3.5             63000                 60000                  56486
      4             64000                 60000                  57881
      4             64000                 64000                  57881
    4.5             61000                 64000                  59311
      5             54000                 64000                  60775
      6             60000                 64000                  63814
    6.5             71000                 64000                  65390
      7             78000                 64000                  67005
      7             78000                 78000                  78000
    7.5             80500                 78000                  79926
      8             80000                 78000                  81900
      8             80000                 80000                  81900
    8.5             66250                 80000                  83923
      9             62500                 80000                  85995
     10             70500                 80000                  90295
     11             80000                 80000                  94809
   11.5             83300                 80000                  97151
     12             85000                 80000                  99550
     12             85000                 85000                  99550
   12.5             83700                 85000                 102008
     13             80000                 85000                 104527
     14             70000                 85000                 109754
     15             68000                 85000                 109754
     16             73000                 85000                 109754

                                                                                                                           FIXED
                                                                                                                           ANNUITY
                                                                                                                          PAYMENT
                             CONTRACT                           CONTRACT                                        GMIB     GUARANTEED
                               VALUE    PURCHASE                  VALUE      HIGHEST                            FIXED     UNDER THE
                              BEFORE    PAYMENTS   WITHDRAWAL     AFTER    ANNIVERSARY    ROLL-UP    BENEFIT   ANNUITY      BASE
CONTRACT ANNIVERSARY   AGE   ACTIVITY   RECEIVED     AMOUNT     ACTIVITY      VALUE        VALUE       BASE    PAYMENT    CONTRACT
--------------------   ---   --------   --------   ----------   --------   -----------   --------   --------   -------   ----------
Beginning of Year 1     67         --   $ 50,000       --        $50,000     $50,000     $ 50,000   $ 50,000        --         --
Beginning of Year 2     68    $53,000         --       --        $53,000     $53,000     $ 52,500   $ 53,000        --         --
Beginning of Year 3     69    $60,000         --       --        $60,000     $60,000     $ 55,125   $ 60,000        --         --
Beginning of Year 4     70    $64,000         --       --        $64,000     $64,000     $ 57,881   $ 64,000        --         --
Beginning of Year 5     71    $54,000         --       --        $54,000     $64,000     $ 60,775   $ 64,000        --         --
Beginning of Year 6     72    $60,000         --       --        $60,000     $64,000     $ 63,814   $ 64,000        --         --
Beginning of Year 7     73    $78,000         --       --        $78,000     $78,000     $ 78,000   $ 78,000        --         --
Beginning of Year 8     74    $80,000         --       --        $80,000     $80,000     $ 81,900   $ 81,900        --         --
Beginning of Year 9     75    $62,500         --       --        $62,500     $80,000     $ 85,995   $ 85,995        --         --
Beginning of Year 10    76    $70,500         --       --        $70,500     $80,000     $ 90,295   $ 90,295        --         --
Beginning of Year 11    77    $80,000         --       --        $80,000     $80,000     $ 94,809   $ 94,809    $5,859     $6,650
Beginning of Year 12    78    $85,000         --       --        $85,000     $85,000     $ 99,550   $ 99,550    $6,371     $7,364
Beginning of Year 13    79    $80,000         --       --        $80,000     $85,000     $104,527   $104,527    $6,931     $7,215
Beginning of Year 14    80    $70,000         --       --        $70,000     $85,000     $109,754   $109,754    $7,547     $6,575
Beginning of Year 15    81    $68,000         --       --        $68,000     $85,000     $109,754   $109,754    $7,831     $6,652
Beginning of Year 16    82    $73,000         --       --        $73,000     $85,000     $109,754   $109,754    $8,132     $7,439



In the example above, the beginning of year 2 illustrates the impact on benefit values when the contract value increases. The contract value has increased to $53,000 and the Highest Anniversary Value is reset to the current contract value. The Roll-up Value is calculated as the prior Roll-up Value, accumulated at 5% ($50,000 * 1.05 = $52,500). The Benefit Base is the greater of the Highest Anniversary Value or the Roll-up Value, resulting in a Benefit Base at this point of $53,000.

In the example above, the beginning of year 5 illustrates the impact on benefit values when the contract value decreases. The contract value has decreased to $54,000 and since that is less than the prior year, the Highest Anniversary Value remains at $64,000 and is not reset. The prior Roll-up Value is accumulated at 5% ($60,775 * 1.05 = $63,814). The Benefit Base is the greater of the Highest Anniversary Value or the Roll-up Value, resulting in a Benefit Base of $64,000. In this example, there is no increase or decrease to the Benefit Base when compared to the prior contract anniversary.

Beginning with the 10th contract anniversary (beginning of year 11), monthly annualized income is illustrated assuming the contract is annuitized under a life with 60 months certain option for a male annuitant. The GMIB Fixed Annuity Payment column reflects the amount of income provided by the GMIB Benefit Base if the GMIB is exercised. The Fixed Annuity Payment Guaranteed under the Base Contract reflects the amount of fixed annuity payment provided by the contract value under the minimum contract guarantees.


EXAMPLE #2 -- INITIAL VALUES ON THE EFFECTIVE DATE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

Examples 2-5 are progressive, starting with an initial purchase payment of $100,000 and illustrating the impact of additional contract activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. At any point in time the Benefit Base is equal to the greater of the Highest Anniversary Value or the Roll-up Value.


                             CONTRACT                           CONTRACT
                               VALUE    PURCHASE                  VALUE      HIGHEST
                              BEFORE    PAYMENTS   WITHDRAWAL     AFTER    ANNIVERSARY    ROLL-UP    BENEFIT
CONTRACT ANNIVERSARY   AGE   ACTIVITY   RECEIVED     AMOUNT     ACTIVITY      VALUE        VALUE       BASE
--------------------   ---   --------   --------   ----------   --------   -----------   --------   --------
Beginning of Year 1     60      --      $100,000       --       $100,000     $100,000    $100,000   $100,000

EXAMPLE #3 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN.


As shown below, additional purchase payments are added to the Highest Anniversary Value. The prior Roll-up Value is accumulated at 5% ($100,000 * 1.05 (6 / 12) = $102,470) and then increased by the new purchase payment ($102,470 + $10,000 = $112,470). The Roll-up Value exceeds the Highest Anniversary Value and therefore the Benefit Base is $112,470.


                             CONTRACT                           CONTRACT
                               VALUE    PURCHASE                  VALUE      HIGHEST
                              BEFORE    PAYMENTS   WITHDRAWAL     AFTER    ANNIVERSARY    ROLL-UP    BENEFIT
CONTRACT ANNIVERSARY   AGE   ACTIVITY   RECEIVED     AMOUNT     ACTIVITY      VALUE        VALUE       BASE
--------------------   ---   --------   --------   ----------   --------   -----------   --------   --------
Beginning of Year 1     60         --   $100,000       --       $100,000     $100,000    $100,000   $100,000
Activity 6 months
   later                60   $102,000   $ 10,000       --       $112,000     $110,000    $112,470   $112,470

EXAMPLE #4 -- WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING 5% OF THE ROLL-UP VALUE.


At the beginning of year 2 the Contract Value of $115,000 is greater than the previous Highest Anniversary Value, $110,000, and thus the Highest Anniversary Value is reset to $115,000. Also, the Roll-up Value is accumulated at 5% for the latter 6 months in year 1 ($112,470 * 1.05 ^ (6 / 12) = $115,247).

The withdrawal of $5,000 during the second contract year is less than 5% of the Roll-up Value as of the prior contract anniversary (5% * $115,247 = $5,762) and thus the withdrawal adjustment for the Roll-up Value is applied on a dollar-for-dollar basis. The Roll-up Value is first increased at 5% for six months and then the withdrawal is subtracted ($115,247 * 1.05 ^ (6 / 12) - $5,000 = $113,093).

Withdrawals are always applied to the Highest Anniversary Value on a pro rata basis. A pro rata adjustment reduces the value by the same proportion as the withdrawal bears to the contract value immediately before the withdrawal. The contract value prior to the withdrawal is $117,000 and the $5,000 withdrawal during the second contract year is applied on a pro rata basis to adjust the Highest Anniversary Value to $110,085 ($115,000 - $115,000 * ($5,000 / $117,000)
= $110,085).


                             CONTRACT                           CONTRACT
                               VALUE    PURCHASE                  VALUE      HIGHEST
                              BEFORE    PAYMENTS   WITHDRAWAL     AFTER    ANNIVERSARY    ROLL-UP    BENEFIT
CONTRACT ANNIVERSARY   AGE   ACTIVITY   RECEIVED     AMOUNT     ACTIVITY      VALUE        VALUE       BASE
--------------------   ---   --------   --------   ----------   --------   -----------   --------   --------
Beginning of
   Year 1               60         --   $100,000         --     $100,000     $100,000    $100,000   $100,000
Activity
   6 months later       60   $102,000   $ 10,000         --     $112,000     $110,000    $112,470   $112,470
Beginning of
   Year 2               61   $115,000         --         --     $115,000     $115,000    $115,247   $115,247
Activity
   6 months later       61   $117,000         --     $5,000     $112,000     $110,085    $113,093   $113,093


EXAMPLE #5 -- WITHDRAWALS DURING THE THIRD CONTRACT YEAR EXCEEDING 5% OF THE ROLL-UP VALUE.

At the beginning of year 3, the Contract Value of $118,000 is greater than the previous Highest Anniversary Value of $110,085, and the Highest Anniversary Value is reset. The Roll-up Value accumulates at 5% for the latter 6 months in year 2 ($113,093 * 1.05 ^ (6 / 12) = $115,886).

The withdrawal of $8,000 during the third contract year is greater than 5% of the Roll-up Value as of the prior contract anniversary ( 5% * $115,886 = $5,794) and thus the withdrawal adjustment for the Roll-up Value is applied on a pro rata basis. The contract value immediately prior to the withdrawal is $102,000 and the Roll-up

Value is first accumulated at 5% for 6 months ($115,886 * 1.05 ^ (6 / 12) = $118,748) and then the withdrawal is applied ($118,748 - $118,748 * $8,000 /
$102,000 = $109,434).

Withdrawals are always applied to the Highest Anniversary Value on a pro rata basis. The $8,000 withdrawal is taken by applying a pro rata adjustment to the Highest Anniversary Value ($118,000 - $118,000 * $8,000 / $102,000 = $108,745).



                             CONTRACT                           CONTRACT
                               VALUE    PURCHASE                  VALUE      HIGHEST
                              BEFORE    PAYMENTS   WITHDRAWAL     AFTER    ANNIVERSARY    ROLL-UP    BENEFIT
CONTRACT ANNIVERSARY   AGE   ACTIVITY   RECEIVED     AMOUNT     ACTIVITY      VALUE        VALUE       BASE
--------------------   ---   --------   --------   ----------   --------   -----------   --------   --------
Beginning of
   Year 1               60         --   $100,000         --     $100,000     $100,000    $100,000   $100,000
Activity
   6 months later       60   $102,000   $ 10,000         --     $112,000     $110,000    $112,470   $112,470
Beginning of
   Year 2               61   $115,000         --         --     $115,000     $115,000    $115,247   $115,247
Activity
   6 months later       61   $117,000         --     $5,000     $112,000     $110,085    $113,093   $113,093
Beginning of
   Year 3               62   $118,000         --         --     $118,000     $118,000    $115,886   $118,000
Activity
   6 months later       62   $102,000         --     $8,000     $ 94,000     $108,745    $109,434   $109,434


EXAMPLE #6 -- A RESET IN THE GMIB IS ELECTED AT THE BEGINNING OF CONTRACT
YEAR 4.


The contract owner may elect to reset the Roll-up Value to the contract value beginning with the 3rd anniversary after rider election. A written request within 30 days prior to the contract anniversary will be required. If the reset is not elected on the first available anniversary, it will be available on future anniversaries. Once elected, the reset may not be elected for another 3 year period. A reset will only occur if the contract value is greater than the Roll-up Value on the date of reset. The reset is not available after age 80. The optional reset was elected in the example on the highlighted contract anniversary. Upon reset, the Roll-up Value is set to the current contract value and future Roll-up Values will be based on the new amount. The charge may increase upon reset and there is a new 10 year period before GMIB may be annuitized. In this example, the owner could not annuitize until their 13th contract anniversary (10 years after the latest reset). Annualized monthly income based on a life with 60 months certain and a male annuitant is illustrated below for the first Benefit Date. The GMIB Fixed Annuity Payment column reflects the amount of income provided by the GMIB Benefit Base if the GMIB is exercised. The Fixed Annuity Payment Guaranteed under the Base Contract reflects the amount of fixed annuity payment provided by the contract value under the minimum contract guarantees.



                                                                                                                            FIXED
                                                                                                                           ANNUITY
                                                                                                                           PAYMENT
                             CONTRACT                           CONTRACT                                        GMIB     GUARANTEED
                               VALUE    PURCHASE                  VALUE      HIGHEST                            FIXED    UNDER THE
                              BEFORE    PAYMENTS   WITHDRAWAL     AFTER    ANNIVERSARY    ROLL-UP    BENEFIT   ANNUITY      BASE
CONTRACT ANNIVERSARY   AGE   ACTIVITY   RECEIVED     AMOUNT     ACTIVITY      VALUE        VALUE       BASE    PAYMENT    CONTRACT
--------------------   ---   --------   --------   ----------   --------   -----------   --------   --------   -------   ----------
Beginning of Year 1     60         --   $100,000        --      $100,000     $100,000    $100,000   $100,000        --          --
Beginning of Year 2     61   $105,000         --        --      $105,000     $105,000    $105,000   $105,000        --          --
Beginning of Year 3     62   $113,000         --        --      $113,000     $113,000    $110,250   $113,000        --          --
Beginning of Year 4     63   $126,000         --        --      $126,000     $126,000    $126,000   $126,000        --          --
Beginning of Year 5     64   $128,000         --        --      $128,000     $128,000    $132,300   $132,300        --          --
Beginning of Year 6     65   $125,000         --        --      $125,000     $128,000    $138,915   $138,915        --          --
Beginning of Year 7     66   $129,000         --        --      $129,000     $129,000    $145,861   $145,861        --          --
Beginning of Year 8     67   $134,000         --        --      $134,000     $134,000    $153,154   $153,154        --          --
Beginning of Year 9     68   $126,000         --        --      $126,000     $134,000    $160,811   $160,811        --          --
Beginning of Year 10    69   $138,000         --        --      $138,000     $138,000    $168,852   $168,852        --          --
Beginning of Year 11    70   $141,000         --        --      $141,000     $141,000    $177,295   $177,295        --          --
Beginning of Year 12    71   $146,000         --        --      $146,000     $146,000    $186,159   $186,159        --          --
Beginning of Year 13    72   $148,000         --        --      $148,000     $148,000    $195,467   $195,467        --          --
Beginning of Year 14    73   $149,000         --        --      $149,000     $149,000    $205,241   $205,241   $10,632     $11,122

MULTIOPTION LEGEND
VARIABLE ANNUITY CONTRACT
MINNESOTA LIFE INSURANCE COMPANY

MINNESOTA LIFE

400 ROBERT STREET NORTH - ST. PAUL, MINNESOTA 55101-2098 - TELEPHONE:
1-800-362-3141 - http://www.minnesotalife.com

This Prospectus sets forth the information that a prospective investor should know before investing. It describes an individual, flexible payment, variable annuity contract ("the contract") offered by the Minnesota Life Insurance Company. This contract is designed for long term investors. It may be used in connection with all types of personal retirement plans or independent of a retirement plan.

This contract is NOT:

-    a bank deposit or obligation

-    federally insured

-    endorsed by any bank or government agency

You may invest your contract values in our Variable Annuity Account or certain fixed accounts that are available.

THE VARIABLE ANNUITY ACCOUNT INVESTS IN THE FOLLOWING FUND PORTFOLIOS:

[ADVANTUS(R) LOGO] CAPITAL MANAGEMENT

ADVANTUS SERIES FUND, INC.

-   BOND PORTFOLIO -- CLASS 2 SHARES

-   INDEX 400 MID-CAP PORTFOLIO -- CLASS 2 SHARES

-   INDEX 500 PORTFOLIO -- CLASS 2 SHARES

-   INTERNATIONAL BOND PORTFOLIO -- CLASS 2 SHARES

-   MONEY MARKET PORTFOLIO

-   MORTGAGE SECURITIES PORTFOLIO -- CLASS 2 SHARES

-   REAL ESTATE SECURITIES PORTFOLIO -- CLASS 2 SHARES

[Invesco Aim(SM) LOGO]

AIM VARIABLE INSURANCE FUNDS

-   AIM V.I. BASIC BALANCED FUND -- SERIES II SHARES

-   AIM V.I. CAPITAL APPRECIATION FUND -- SERIES II SHARES

-   AIM V.I. CORE EQUITY FUND -- SERIES II SHARES

-   AIM V.I. SMALL CAP EQUITY FUND -- SERIES II SHARES

[ALLIANCEBERNSTEIN LOGO] Investments

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

-   INTERNATIONAL VALUE PORTFOLIO -- CLASS B SHARES

[American Century Investments(R) LOGO]

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

-    VP INCOME & GROWTH FUND -- CLASS II SHARES

-    VP ULTRA(R) FUND -- CLASS II SHARES

-    VP VALUE FUND -- CLASS II SHARES

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

-    VP INFLATION PROTECTION FUND -- CLASS II SHARES

[FIDELITY INVESTMENTS(R) LOGO]

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS

-    CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS 2 SHARES

-    EQUITY-INCOME PORTFOLIO -- SERVICE CLASS 2 SHARES

-    HIGH INCOME PORTFOLIO -- SERVICE CLASS 2 SHARES

-    MID CAP PORTFOLIO -- SERVICE CLASS 2 SHARES

[FRANKLIN TEMPLETON INVESTMENTS LOGO]

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

-    FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- CLASS 2 SHARES

-    FRANKLIN SMALL CAP VALUE SECURITIES FUND -- CLASS 2 SHARES

-    FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- CLASS 2 SHARES

-    MUTUAL SHARES SECURITIES FUND -- CLASS 2 SHARES

-    TEMPLETON DEVELOPING MARKETS SECURITIES FUND -- CLASS 2 SHARES

[ibbotson] LOGO
ETF allocation series(SM)

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

-    IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS II
     SHARES*

-    IBBOTSON BALANCED ETF ASSET ALLOCATION PORTFOLIO -- CLASS II SHARES*

-    IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION PORTFOLIO -- CLASS II SHARES*

-    IBBOTSON GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS II SHARES*

-    IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS II
     SHARES*

* THESE PORTFOLIOS ARE STRUCTURED AS FUND OF FUNDS THAT INVEST DIRECTLY IN SHARES OF UNDERLYING FUNDS. SEE THE SECTION ENTITLED "AN OVERVIEW OF CONTRACT FEATURES -- THE PORTFOLIOS" FOR ADDITIONAL INFORMATION.

[IVY FUNDS LOGO]
Variable Insurance Portfolios

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS, INC. (FORMERLY KNOWN AS W&R TARGET FUNDS, INC.)

-    IVY FUNDS VIP ASSET STRATEGY

-    IVY FUNDS VIP BALANCED

-    IVY FUNDS VIP CORE EQUITY

-    IVY FUNDS VIP GLOBAL NATURAL RESOURCES

-    IVY FUNDS VIP GROWTH

-    IVY FUNDS VIP INTERNATIONAL GROWTH

-    IVY FUNDS VIP INTERNATIONAL VALUE

-    IVY FUNDS VIP MICRO CAP GROWTH

-    IVY FUNDS VIP MID CAP GROWTH

-    IVY FUNDS VIP SCIENCE AND TECHNOLOGY

-    IVY FUNDS VIP SMALL CAP GROWTH

-    IVY FUNDS VIP SMALL CAP VALUE

-    IVY FUNDS VIP VALUE

[JANUS LOGO]

JANUS ASPEN SERIES

-    BALANCED PORTFOLIO -- SERVICE SHARES

-    FORTY PORTFOLIO -- SERVICE SHARES

- OVERSEAS PORTFOLIO -- SERVICE SHARES (FORMERLY KNOWN AS INTERNATIONAL GROWTH PORTFOLIO)


- PERKINS MID CAP VALUE PORTFOLIO -- SERVICE SHARES (FORMERLY KNOWN AS MID CAP VALUE PORTFOLIO

[MFS(R) LOGO]
INVESTMENT MANAGEMENT

MFS(R)  VARIABLE INSURANCE TRUST(SM)

-    INVESTORS GROWTH STOCK SERIES -- SERVICE SHARES

-    MID CAP GROWTH SERIES -- SERVICE SHARES

-    NEW DISCOVERY SERIES -- SERVICE SHARES

-    VALUE SERIES -- SERVICE SHARES

[NEUBERGER BERMAN LOGO]

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

-    NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO -- S CLASS SHARES

[OppenheimerFunds, Inc.(R) LOGO]
The Right Way To Invest

OPPENHEIMER VARIABLE ACCOUNT FUNDS

-    CAPITAL APPRECIATION FUND/VA -- SERVICE SHARES

-    HIGH INCOME FUND/VA -- SERVICE SHARES

-    MAIN STREET SMALL CAP FUND(R)/VA -- SERVICE SHARES

PANORAMA SERIES FUND, INC.

-    INTERNATIONAL GROWTH FUND/VA -- SERVICE SHARES

[PUTNAM INVESTMENTS LOGO]

PUTNAM VARIABLE TRUST

- PUTNAM VT EQUITY INCOME FUND -- CLASS IB SHARES (FORMERLY KNOWN AS PUTNAM VT NEW VALUE FUND)

-    PUTNAM VT GROWTH AND INCOME FUND -- CLASS IB SHARES

-    PUTNAM VT INTERNATIONAL EQUITY FUND -- CLASS IB SHARES

-    PUTNAM VT NEW OPPORTUNITIES FUND -- CLASS IB SHARES

-    PUTNAM VT VOYAGER FUND -- CLASS IB SHARES

[VAN KAMPEN LOGO] INVESTMENTS

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

-    VAN KAMPEN UIF EMERGING MARKETS EQUITY PORTFOLIO -- CLASS II SHARES

-    VAN KAMPEN UIF U.S. MID CAP VALUE PORTFOLIO -- CLASS II SHARES

VAN KAMPEN LIFE INVESTMENT TRUST

-    CAPITAL GROWTH PORTFOLIO -- CLASS II SHARES

-    COMSTOCK PORTFOLIO -- CLASS II SHARES

-    GROWTH AND INCOME PORTFOLIO -- CLASS II SHARES

Your contract value and the amount of each variable annuity payment will vary in accordance with the performance of the investment portfolio(s) ("Portfolio(s)") you select for amounts allocated to the Variable Annuity Account. You bear the entire investment risk for amounts you allocate to those Portfolios.

This Prospectus includes the information you should know before purchasing a contract. You should read it and keep it for future reference. A Statement of Additional Information, with the same date, contains further contract information. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling:
1-800-362-3141 or by writing to us at the address shown above. The table of contents for the Statement of Additional Information may be found at the end of this Prospectus. A copy of the text of this Prospectus and the Statement of Additional Information may also be found at the SEC's web site: http://www.sec.gov, via its EDGAR database.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THE DATE OF THIS PROSPECTUS AND OF THE STATEMENT OF ADDITIONAL INFORMATION IS:
MAY 1, 2009

                               TABLE OF CONTENTS

SPECIAL TERMS                                                                  1
HOW TO CONTACT US                                                              3
AN OVERVIEW OF CONTRACT FEATURES                                               4
CONTRACT CHARGES AND EXPENSES                                                  8
CONDENSED FINANCIAL INFORMATION AND FINANCIAL STATEMENTS                      12
DESCRIPTION OF THE CONTRACT                                                   17
   Right of Cancellation or "Free Look"                                       17
   1035 Exchanges or Replacements                                             17
   Purchase Payments                                                          18
   Automatic Purchase Plan                                                    18
   Purchase Payment Allocation Options                                        18
   Focused Portfolio Strategies or Models                                     18
   Transfers                                                                  19
   Market Timing and Disruptive Trading                                       20
   Systematic Transfer Arrangements                                           21
      Automatic Portfolio Rebalancing                                         21
      Dollar Cost Averaging                                                   22
      DCA Fixed Account Option                                                22
   Purchase Payments and Value of the Contract                                24
      Crediting Accumulation Units                                            24
      Value of the Contract                                                   24
      Accumulation Unit Value                                                 25
   Net Investment Factor for Each Valuation Period                            25
   Redemptions, Withdrawals and Surrender                                     25
   Modification and Termination of the Contract                               26
   Assignment                                                                 26
   Deferment of Payment                                                       27
   Confirmation Statements and Reports                                        27
CONTRACT CHARGES AND FEES                                                     27
   Deferred Sales Charge                                                      27
      Nursing Home or Terminal Illness Waiver                                 29
      Unemployment Waiver                                                     30
   Mortality and Expense Risk Charge                                          30
   Administrative Charge                                                      30
   Annual Maintenance Fee                                                     30
   Optional Contract Rider Charges                                            31
   Premium Taxes                                                              33
   Transfer Charges                                                           33
   Market Value Adjustment                                                    33
   Underlying Portfolio Charges                                               33
ANNUITIZATION BENEFITS AND OPTIONS                                            33
   Annuity Payments                                                           33
   Electing the Retirement Date and Annuity Option                            34
   Annuity Options                                                            34
   Calculation of Your First Annuity Payment                                  36
   Amount of Subsequent Variable Annuity Payments                             36
   Value of the Annuity Unit                                                  37
   Transfers after you have Annuitized your Contract                          37
DEATH BENEFITS                                                                38
   Before Annuity Payments Begin                                              38
   Optional Death Benefits                                                    39
      Highest Anniversary Value Death Benefit Option                          39
      Premier Death Benefit Option                                            41
   Estate Enhancement Benefit (EEB) Option                                    42
   Death Benefits After Annuity Payments Begin                                44
OTHER CONTRACT OPTIONS (LIVING BENEFITS)                                      44
   Guaranteed Income Provider Benefit (GIPB) Option                           45
   Guaranteed Minimum Withdrawal Benefit (GMWB) Option                        48
   Guaranteed Lifetime Withdrawal Benefit (GLWB) Option                       53
   Guaranteed Lifetime Withdrawal Benefit II - Single (GLWB II-Single)
      Option                                                                  59
   Guaranteed Lifetime Withdrawal Benefit II - Joint (GLWB II-Joint) Option   66
GENERAL INFORMATION                                                           74
   The Company -- Minnesota Life Insurance Company                            74
   The Separate Account -- Variable Annuity Account                           74
   Changes to the Separate Account -- Additions, Deletions or
      Substitutions                                                           74
   Compensation Paid for the Sale of Contracts                                75
   Payments Made by Underlying Mutual Funds                                   77
   Fixed Account(s) and the Guaranteed Term Account                           78
VOTING RIGHTS                                                                 81
FEDERAL TAX STATUS                                                            81
PERFORMANCE DATA                                                              89
STATEMENT OF ADDITIONAL INFORMATION                                           89
APPENDIX A -- Condensed Financial Information and Financial Statements       A-1
APPENDIX B -- Illustration of Variable Annuity Values                        B-1
APPENDIX C -- Types of Qualified Plans                                       C-1
APPENDIX D -- Examples of the Guaranteed Minimum Withdrawal Benefit Option D-1 APPENDIX E -- Examples of the Guaranteed Lifetime Withdrawal Benefit
   Option                                                                    E-1
APPENDIX F -- Examples of Guaranteed Lifetime Withdrawal Benefit II -
   Single and Joint Options                                                  F-1

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION IN WHICH THE OFFERING WOULD BE UNLAWFUL. WE HAVE NOT AUTHORIZED ANY DEALER, SALESPERSON, REPRESENTATIVE OR OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS, AND, IF GIVEN OR MADE, YOU SHOULD NOT RELY ON THEM.

SPECIAL TERMS

     As used in this Prospectus, the following terms have the indicated meanings:

     ACCUMULATION UNIT: an accounting unit of measure used to calculate the value of a sub-account of the variable annuity account, of this contract before annuity payments begin.

     ANNUITANT: the person who may receive lifetime benefits under the contract.

     ANNUITY: a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person and thereafter during the lifetime of the survivor; or for a period certain.

     ANNUITY UNIT: an accounting unit of measure used to calculate the value of annuity payments under a variable annuity income option.

     ASSUMED INVESTMENT RETURN: the annual investment return (AIR) used to determine the amount of the initial variable annuity payment. Currently the AIR is equal to 4.5%.

     ANNUITY COMMENCEMENT DATE: the date on which annuity payments are to begin. This may be the maturity date or a date you select prior to the maturity date.

     BENEFICIARY: the person, persons or entity designated to receive any death benefit proceeds payable on the death of any contract owner prior to the annuity commencement date; or to receive any remaining annuity benefits payable on the death of the annuitant after the annuity commencement date. Prior to the annuity commencement date the beneficiary will be the first person on the following list who is alive on the date of death; the joint contract owner (if any), the primary (class 1) beneficiary, the secondary (class 2) beneficiary or, if none of the above is alive, to the executor or administrator of your estate.

     CODE: the Internal Revenue Code of 1986, as amended.

     COMMUTED VALUE: the present value of any remaining period certain payments payable in a lump sum. The value will be based upon the then current dollar amount of one payment and the same interest rate that served as a basis for the annuity. If a commuted value is elected for a period certain on a variable annuity payment during the life of the annuitant, a deferred sales charge may apply.

     CONTRACT ANNIVERSARY: the same day and month as the contract date for each succeeding year of this contract.

     CONTRACT DATE: the effective date of your contract.

     CONTRACT OWNER: the owner of the contract, which could be the annuitant, his or her employer, or a trustee acting on behalf of the employer.

     CONTRACT VALUE: the sum of your values in the variable annuity account, the DCA Fixed Account, Fixed Account, and/or the guaranteed period(s) of the guaranteed term account, or any valuation date prior to the annuity commencement date.

     CONTRACT YEAR: a period of one year beginning with the contract date or a contract anniversary.

     DOLLAR COST AVERAGING (DCA) FIXED ACCOUNT: a fixed account option available for purchase payment allocations. Purchase payments allocated to the DCA Fixed Account will be transferred out to the sub-accounts of the variable annuity account that you elect, over a specific time period. Amounts in the DCA Fixed Account are part of our general account.

     FIXED ANNUITY: an annuity providing for payments of guaranteed amounts throughout the payment period.

     GENERAL ACCOUNT: all of our assets other than those held in our separate accounts. Sometimes also referred to as fixed accounts.

     GUARANTEE PERIOD: in the Guaranteed Term Account, a period of one or more years, for which the current interest rate is guaranteed.

     GUARANTEED TERM ACCOUNT: a non-unitized separate account providing guarantee periods of different lengths. Amounts allocated to the guarantee periods of the guaranteed term account are credited with interest rates guaranteed by us for the entire guarantee period. The assets of the guaranteed term account are ours and are not subject to claims arising out of any other business of ours.

     MARKET VALUE ADJUSTMENT ("MVA"): the adjustment made to any amount you withdraw, surrender, apply to provide annuity payments, or transfer from a guarantee period of the guaranteed term account prior to the renewal date. This adjustment may be positive or negative and reflects the impact of changes in applicable interest rates between the time the purchase payment, transfer, or renewal is allocated to the guaranteed term account and the time of the withdrawal, surrender, annuity payment election or transfer.

     MATURITY DATE: The date this contract matures. The maturity date will be the first of the month following the later of: (a) the Annuitant's 85th birthday; or (b) ten years after the contract date, unless otherwise agreed to by us.

     NET INVESTMENT FACTOR: the net investment factor for a valuation period is the gross investment rate for such valuation period less a deduction for the charges to the variable account including any applicable optional benefit riders. The gross investment factor is a measure of the performance of the underlying fund after deductions for all charges to the variable account including those for applicable optional benefit riders.

     PLAN: a tax-qualified employer pension, profit-sharing, or annuity purchase plan under which benefits are to be provided by the contract.

     PORTFOLIO(S): the mutual funds whose separate investment portfolios we have designated as eligible investments for the variable annuity account. Each sub-account of the variable annuity account invests in a different portfolio. Currently these include the portfolios shown on the cover page of this prospectus.

     PURCHASE PAYMENTS: amounts paid to us under your contract in consideration of the benefits provided.

     SEPARATE ACCOUNT: a separate investment account for which the investment experience of its assets is separate from that of our other assets.

     SUB-ACCOUNT: a division of the variable annuity account. Each sub-account invests in a different portfolio.

     VALUATION DATE OR VALUATION DAYS: each date on which a portfolio is valued.

     VARIABLE ANNUITY: an annuity providing for payments varying in amount in accordance with the investment experience of the portfolios.

     VARIABLE ANNUITY ACCOUNT: a separate investment account called the variable annuity account. the investment experience of its assets is separate from that of our other assets.

     WE, OUR, US: Minnesota Life Insurance Company.

     YOU, YOUR: the contract owner.

HOW TO CONTACT US

     At Minnesota Life, we make it easy for you to find information on your annuity. Here's how you can get the answers you need.

ON THE INTERNET

     Visit our On-line Service Center 24 hours a day, 7 days a week at www.minnesotalife.com. Our On-line Service Center offers access to:

[GRAPHIC]

     -    Account values

     -    Variable investment performance

     -    Interest rates (when applicable)

     -    Service forms

     -    Beneficiary information

     - Transactions to transfer among investment options or change your allocation percentage

     -    Contribution and transaction history

MINNESOTA LIFE'S ANNUITY SERVICE LINE

[GRAPHIC]

     - Call our service line at 1-800-362-3141 to speak with one of our customer service representatives. They're available Monday through Friday from 7:30 a.m. to 4:30 p.m. Central Time, during normal business days.

BY MAIL

[GRAPHIC]

     -    For purchase payments sent by regular mail:
               Minnesota Life
               Annuity Services
               P.O. Box 64628
               St. Paul, MN 55164-0628

     - All other service requests, inquiries and overnight express mail should be sent to:
               Annuity Services A3-9999
               400 Robert Street North
               St. Paul, MN 55101-2098

     - To receive a current copy of the MultiOption Legend Variable Annuity Statement of Additional Information (SAI) without charge, call 1-800-362-3141, or complete and detach the following and send it to:

               Minnesota Life Insurance Company
               Annuity Services
               400 Robert Street North
               St. Paul, MN 55101-2098

               Name ______________________________________________________

               Address ___________________________________________________

               City ______________ State ______________ Zip ______________

AN OVERVIEW OF CONTRACT FEATURES

     ANNUITY CONTRACTS

     An annuity is a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person; or for a specified period of time. An annuity with payments which are guaranteed as to amount during the payment period is a fixed annuity. An annuity with payments which vary with the investment experience of a separate account is a variable annuity. An annuity contract may also be "deferred" or "immediate". An immediate annuity contract is one in which annuity payments begin right away, generally within a month or two after our receipt of your purchase payment. A deferred annuity contract delays your annuity payments until a later date. During this deferral period, also known as the accumulation period, your annuity purchase payments and any earnings accumulate on a tax deferred basis.

     TYPE OF CONTRACT

     The contract is a variable annuity contract which provides for monthly annuity payments. These payments may begin immediately or at a future date you specify. Below is a summary of certain contract features and expenses. PLEASE SEE THE CORRESPONDING SECTION OF THE PROSPECTUS FOR COMPLETE DETAILS, RESTRICTIONS OR LIMITATIONS THAT MAY APPLY.

     Your contract has a right of cancellation which is described in detail in the section entitled "Right of Cancellation or Free look". For charges that apply to your contract, please see "Contract Charges and Fees". State variations of certain features may exist. In addition, we may offer other variable annuity contracts which could be more or less expensive or have different benefits from this contract. You should talk to your registered representative about whether this contract is right for you.

     *PURCHASE PAYMENTS:

Initial Minimum              $10,000
Subsequent Payment Minimum   $500
                             ($100 for automatic payment plans)

          * PLEASE NOTE: If you intend to use this contract as part of a qualified retirement plan or IRA, the qualified plan or IRA may have contribution minimums which are different than those that apply to this contract. In addition, you will receive no additional benefit from the tax deferral feature of the annuity since the retirement plan or IRA is already tax deferred. You should consult your tax advisor to ensure that you meet all of the requirements and limitations that may apply to your situation.

     INVESTMENT OPTIONS:

+DCA Fixed Account (new purchase payments only)   6 month option
+DCA Fixed Account (new purchase payments only)   12 month option
+Guaranteed Term Account                          3 year guarantee period*
                                                  5 year guarantee period*
                                                  7 year guarantee period*
                                                  10 year guarantee period*

Variable Annuity Account                          See the list of portfolios on the cover page

          * Subject to market value adjustment on early withdrawal -- see "General Information" for additional details. The 3 year period is not currently available.

          + Please see "General Information" for information on the Fixed Account(s) and the Guaranteed Term Account.

     WITHDRAWALS:

Minimum Withdrawal Amount   $250

          (Withdrawals and surrenders may be subject to deferred sales charges and/or market value adjustment depending upon how your contract value is allocated.)

In certain cases the deferred sales charge ("DSC") is waived on withdrawal or surrender. The following DSC waivers are included in this contract if the withdrawal or surrender is after the first contract anniversary:

     -    Nursing Home Waiver

     -    Terminal Illness Waiver

     -    Unemployment Waiver

State variations may apply to these waivers. See your representative and see "Contract Charges and Fees" for more details. The DSC is also waived at death and upon annuitization.

DEATH BENEFIT AND OPTIONAL DEATH BENEFITS

Your contract provides a death benefit. The standard death benefit included with the contract is known as the GUARANTEED MINIMUM DEATH BENEFIT. Certain optional death benefits may also be selected and may provide the opportunity for a larger death benefit. The optional death benefits include: the HIGHEST ANNIVERSARY VALUE (HAV) DEATH BENEFIT OPTION; or the PREMIER DEATH BENEFIT (PDB) OPTION.

In addition, you may also elect the ESTATE ENHANCEMENT BENEFIT (EEB) OPTION. This contract option provides for an additional amount to be included in the death benefit proceeds when the death benefit proceeds become payable under your contract. It is intended to provide additional amounts to help offset expenses that may be due upon your death, such as federal and state taxes that may be payable on any taxable gains in your contract. Please see "Death Benefits -- Estate Enhancement Benefit (EEB) Option" for complete details.

In order to elect one or more of these optional benefits you must be less than 76 years old and you may only elect to purchase an optional death benefit when the contract is issued. Once you elect an option it may not be cancelled or terminated. Each of the optional choices has a specific charge associated with it.

ALLOCATION OF CONTRACT VALUES

You can change your allocation of future purchase payments by giving us written notice or a telephone call notifying us of the change. Before annuity payments begin, you may transfer all or a part of your contract value among the portfolios and/or one or more of the guarantee periods of the guaranteed term account. A market value adjustment may apply if you move amounts from the guaranteed term account prior to the end of a guarantee period. After annuity payments begin, you may instruct us to transfer amounts held as annuity reserves among the variable annuity sub-accounts or to a fixed annuity, subject to some restrictions. During the annuity period, annuity reserves may only be transferred from a variable annuity to a fixed annuity; you may not transfer from fixed annuity reserves to variable annuity reserves.

AVAILABLE ANNUITY OPTIONS

The annuity options available include a life annuity; a life annuity with a period certain of 120 months, 180 months, or 240 months; a joint and last survivor annuity; and a period certain annuity. Each annuity option may be elected as a variable or fixed annuity or a combination of the two. Other annuity options may be available from us on request.


Effective May 15, 2009, we are suspending availability of the following optional living benefits:

     -    Guaranteed Minimum Withdrawal Benefit (GMWB)

OTHER OPTIONAL RIDERS

     -    Guaranteed Lifetime Withdrawal Benefit II - Single (GLWB II - Single)

     -    Guaranteed Lifetime Withdrawal Benefit II - Joint (GLWB II - Joint)

Applications, election forms, and any related transfer paperwork must be signed no later than May 15, 2009 and received by the home office no later than close of the New York Stock Exchange on Friday, May 22, 2009. This suspension does not impact the terms of any guarantees provided under previously issued living benefits.

Certain other contract options may be available to you for an additional charge. These are sometimes referred to as "living benefits". Only one living benefit may be elected on a contract. When you elect a living benefit rider (except for the Guaranteed Income Provider Benefit) your investment choices will be limited and you must allocate your entire contract value to an asset allocation plan or model approved by us. Each contract option may or may not be beneficial to you depending upon your specific circumstances and how you intend to use your contract. For example, if you take withdrawals in excess of the annual guaranteed amount(s) it may adversely effect the benefit of the contract option. These descriptions are brief overviews of the optional riders. Please refer to the section entitled "Other Contract Options" later in the prospectus for a complete description of each rider, its benefits and its limitations and restrictions. Each rider also has a charge that applies to it. The charges are discussed in the section titled "Optional Contract Rider Charges".

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB)

This contract option is designed to provide a benefit that guarantees the contract owner a minimum withdrawal amount, generally over their life, regardless of underlying sub-account performance. It allows a contract owner to take withdrawals from their contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The annual GAI amount will be set based on the age of the oldest contract owner on the GLWB effective date and it will range from 4.0% to 6.0% of the Guaranteed Withdrawal Benefit (GWB). This option allows a contract owner to take these withdrawals from the contract for the longer of: a) the duration of the contract owner's life (or in the case of joint owners, the lifetime of the first joint owner to die) or, b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. SINCE THIS BENEFIT IS ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

This optional rider differs, in part, from either of the GLWB II riders (single or joint) below in that the GAI amount is based on the age of the oldest contract owner and has a range of 4.0% to 6.0%; while the GLWB II riders have a set GAI amount of 5.0%.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II - SINGLE OPTION (GLWB II - SINGLE)

NO APPLICATIONS OR REQUESTS FOR THIS RIDER WILL BE ACCEPTED AFTER MAY 15, 2009.

EFFECTIVE MAY 15, 2009, WE ARE SUSPENDING AVAILABILITY OF THIS OPTION.

This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally OVER THE CONTRACT OWNER'S LIFE, regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the oldest contract owner's 59th birthday or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income
(GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit
(GWB). The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added on a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. This option allows a contract owner to take these withdrawals from the contract for the longer of: a) the duration of the contract owner's life (or in the case of joint owners, the lifetime of the first joint owner to die) or, b) until the GWB is reduced to zero. SINCE THIS BENEFIT IS ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM YOUR CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II - JOINT OPTION (GLWB II - JOINT)

NO APPLICATIONS OR REQUESTS FOR THIS RIDER WILL BE ACCEPTED AFTER MAY 15, 2009.

EFFECTIVE MAY 15, 2009, WE ARE SUSPENDING AVAILABILITY OF THIS OPTION.

This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, and it works very similar to the Guaranteed Lifetime Withdrawal Benefit II - Single Life Option. However its guarantee is OVER THE LIFETIME OF BOTH "DESIGNATED lives", (instead of a single life) regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the youngest designated life's 59th birthday or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit (GWB). The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. This option allows a contract owner to take these withdrawals from the contract for the longer of: a) the duration of the both designated lives, or, b) until the GWB is reduced to zero. SINCE THIS BENEFIT IS ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM YOUR CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

NO APPLICATIONS OR REQUESTS FOR THIS RIDER WILL BE ACCEPTED AFTER MAY 15, 2009.

EFFECTIVE MAY 15, 2009, WE ARE SUSPENDING AVAILABILITY OF THIS OPTION.

This contract option provides for a guarantee that allows a contract owner to withdraw an amount from the contract each contract year up to a specified maximum amount, known as the Guaranteed Annual Withdrawal, until the Guaranteed Withdrawal Benefit is reduced to zero. A detailed explanation of how these amounts are calculated is provided in the section of this Prospectus describing this contract option. SINCE THIS BENEFIT IS ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM YOUR CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

GUARANTEED INCOME PROVIDER BENEFIT (GIPB)

This contract option provides for a guaranteed minimum fixed income benefit if you elect certain annuity options. It is designed to provide a guaranteed level of annuity income regardless of the actual investment performance that you experience during your accumulation period. IF YOU DO NOT INTEND TO ANNUITIZE YOUR CONTRACT, YOU WILL NOT RECEIVE THE BENEFIT OF THIS OPTION, AND THEREFORE THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. ONCE YOU ELECT THIS CONTRACT OPTION YOU MAY NOT CHANGE OR TERMINATE THE OPTION. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

CONTRACT CHARGES AND EXPENSES

     The following contract expense information is intended to illustrate the expenses of your variable annuity contract. All expenses shown are rounded to the nearest dollar.

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted.

     CONTRACT OWNER TRANSACTION EXPENSES

SALES LOAD IMPOSED ON PURCHASES
(as a percentage of purchase payments)   None

     DEFERRED SALES CHARGE
     (as a percentage of each purchase payment)

CONTRACT YEARS SINCE PAYMENT   DSC
----------------------------   ---
             0-1                8%
             1-2                7%
             2-3                6%
             3-4                6%
      4 and thereafter          0%

     SURRENDER FEES

     None

TRANSFER FEE*
   Maximum Charge    $10*
   Transfer Charge   None

     * (We reserve the right to impose a $10 charge for each transfer when transfer requests exceed 12 in a single contract year. Currently this fee is waived.)

     The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including portfolio company fees and expenses.

ANNUAL MAINTENANCE FEE**   $30

     ** (Applies only to contracts where the greater of the contract value or purchase payments, less withdrawals, is less than $50,000 on the contract anniversary and at surrender. Does not apply after annuitization.)

     SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

     BEFORE ANNUITY PAYMENTS COMMENCE
          BASE CONTRACT SEPARATE ACCOUNT CHARGES

Mortality and Expense Risk Fee                         1.50%
Administrative Fee                                     0.15%
Total Base Contract Separate Account Annual Expenses
   (No Optional Riders)                                1.65%

     OPTIONAL DEATH BENEFIT SEPARATE ACCOUNT CHARGES

                                                 TOTAL CHARGE:
                                                DEATH BENEFIT +
                                                 BASE CONTRACT
                                                ---------------
Highest Anniversary Value (HAV) Death Benefit
   Charge 0.15%                                       1.80%
Premier Death Benefit (PDB)
   Charge 0.35%                                       2.00%
Estate Enhancement Benefit (EEB)
   Charge 0.25%                                       1.90%

     OTHER OPTIONAL SEPARATE ACCOUNT CHARGES

                                              TOTAL CHARGE:
                                             OPTION CHARGE +
                                              BASE CONTRACT
                                             ---------------
Guaranteed Income Provider Benefit (GIPB)*
   Charge 0.50%                                    2.15%

* This option may NOT be elected in combination with the GMWB or GLWB options.

     MAXIMUM POSSIBLE SEPARATE ACCOUNT CHARGE COMBINATIONS (EXCLUDING GMWB AND
     GLWB)

BASE CONTRACT+PDB+EEB+GIPB   2.75%

(Does not include the GMWB, GLWB, or either GLWB II options because the changes that apply are not separate account charges.)

OTHER OPTIONAL BENEFIT CHARGES TAKEN FROM CONTRACT VALUE

Guaranteed Minimum Withdrawal Benefit         Maximum possible charge   1.00%
   (GMWB) Charge(1)                           Current benefit charge    0.50%
Guaranteed Lifetime Withdrawal Benefit        Maximum possible charge   0.60%
   (GLWB) Charge(2)                           Current benefit charge    0.60%
Guaranteed Lifetime Withdrawal Benefit II -   Maximum possible charge   1.00%
   Single (GLWB II-Single) Charge(3)          Current benefit charge    0.60%
Guaranteed Lifetime Withdrawal Benefit II -   Maximum possible charge   1.15%
   Joint (GLWB II-Joint) Charge(4)            Current benefit charge    0.75%

(1) The current annual charge for this option is equal to 0.50% times the Guaranteed Withdrawal Benefit (GWB) amount The GWB amount is equal to the initial purchase payment if GMWB is added at contract issue. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. Beginning with the GMWB effective date and at the end of every three months thereafter, one quarter of the GMWB charge (0.125%) will be multiplied by the GWB amount on that date and will be deducted in proportion to the contract owner's allocation to the sub-accounts in the variable annuity account. Please see the GMWB section of the prospectus for a detailed discussion of charges and formulas used to calculate these amounts. This option may NOT be elected if you have selected the Premier Death Benefit, GIPB, GLWB, or either GLWB II.

(2) The annual charge for this option is equal to 0.60% of contract value, deducted quarterly. Beginning with the GLWB effective date and at the end of every three months thereafter, one-quarter of the GLWB charge (0.15%) will be multiplied by the contract value on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. Please see the GLWB section of the prospectus for details. This option may NOT be elected if you have selected the Premier Death Benefit, GIPB, GMWB, or either GLWB II.

(3) The annual charge for this option is equal to 0.60% of the greater of the contract value, or the Guaranteed Withdrawal Benefit (GWB) amount deducted quarterly. The GWB amount is equal to the initial purchase payment if GLWB II-Single is added at contract issue. If the option is added on a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the option. Beginning with the GLWB II-Single effective date and at the end of every three months thereafter, one-quarter of the GLWB II-Single charge (0.15%) will be multiplied by the greater of the contract value or the GWB on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. Please see the GLWB II-Single section of the prospectus for details. This option may NOT be elected if you have selected the Premier Death Benefit, GIPB, GMWB, GLWB, or GLWB II-Joint.

(4) The annual charge for this option is equal to 0.75% of the greater of the contract value or the Guaranteed Withdrawal Benefit (GWB) amount, deducted quarterly. The GWB amount is equal to the initial purchase payment if GLWB II-Joint is added at contract issue. If the option is added on a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the option. Beginning with the GLWB II-Joint effective date and at the end of every three months thereafter, one-quarter of the annual GLWB II-Joint charge (0.1875%) will be multiplied by the greater of the contract value or the GWB on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. Please see the GLWB II-Joint section of the prospectus for details. This option may NOT be elected if you have selected the Premier Death Benefit, GIPB, GMWB, GLWB, or GLWB II-Single.

     The next item shows the minimum and maximum total operating expenses charged by the portfolios (before any waivers or reimbursements) that you may pay periodically during the time that you own the contract. More detail concerning each of the portfolios fees and expenses is contained in the prospectus for each portfolio.

                                                                                MINIMUM   MAXIMUM
                                                                                -------   -------
TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES(1)
(expenses that are deducted from portfolio assets, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                     0.47%     3.60%(2)

(1) The table showing the range of expenses for the Portfolios takes into account the expenses of the Ibbotson ETF Asset Allocation Portfolios, each of which is a "fund of funds". "Fund of funds" portfolios purchase shares of other funds, in this case exchange traded funds or ETF's (each an "Acquired Fund"). Each "fund of funds" has its own set of operating expenses, as does each of the Acquired Funds in which it invests. In determining the range of the Portfolio expenses, we have taken into account the information received from Ibbotson on the combined actual expenses for each such "fund of funds," which include the pro rata portion of the fees and expenses incurred indirectly by an Ibbotson ETF Asset Allocation Portfolio as a result of its investment in shares of one or more Acquired Funds. See the prospectus for the Ibbotson ETF Asset Allocation Portfolios for a presentation of the applicable Acquired Fund fees and expenses.

(2) The maximum Total Annual Portfolio Company Operating Expense shown above is BEFORE any fee waivers or expense reimbursements. The fee waiver and expense reimbursement through December 31, 2008 was 2.67%, resulting in a net annual portfolio company operating expense of 0.93% for the Ibbotson Aggressive Growth ETF Asset Allocation Portfolio. The Adviser and Subadviser have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Portfolio Company Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.73% of Class II shares average daily net assets through April 30, 2010. The addition of excluded expenses may cause the Portfolio's Total Annual Portfolio Company Operating Expenses to exceed the maximum amounts of 0.73% for Class II agreed to by the Adviser and Subadviser. Please see the Ibbotson ETF Allocation Series prospectuses for additional information.

State premium taxes may also be deducted ranging from 0% to 3.4% depending on applicable law. See "Premium Tax" for more information.

CONTRACT OWNER EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, annual maintenance fees, separate account annual expenses, and portfolio company fees and expenses.

Please note:

     -    You may only elect ONE living benefit on the contract.

     - If you elect the Premier Death Benefit, you may NOT elect the GMWB, GLWB, GLWB II-Single or GLWB II-Joint.

     The example assumes that you invest $10,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year, and uses the separate account annual expenses before annuity payments commence. The example is shown using both the least expensive portfolio (minimum fund expenses) and the most expensive portfolio (maximum fund expenses) before reimbursements, with the most expensive contract design over the time period:

     -    Base + PDB + EEB + GIPB

     Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                       IF YOU ANNUITIZE AT THE END OF
                           IF YOU SURRENDERED YOUR CONTRACT AT         THE APPLICABLE TIME PERIOD OR
                          THE END OF THE APPLICABLE TIME PERIOD       DO NOT SURRENDER YOUR CONTRACT
                          -------------------------------------   -------------------------------------
                          1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          ------   -------   -------   --------   ------   -------   -------   --------
MAXIMUM FUND EXPENSES
Base + PDB + EEB + GIPB   $1,432    $2,469    $3,074    $5,944     $632     $1,869    $3,074    $5,944
MINIMUM FUND EXPENSES
Base + PDB + EEB + GIPB   $1,126    $1,595    $1,688    $3,531     $326     $  995    $1,688    $3,531


Different fees and expenses not reflected in the examples above apply after annuity payments commence. Please see "Contract Charges and Fees" for a discussion of those expenses. The examples contained in this table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

     AFTER ANNUITY PAYMENTS COMMENCE

     The next section shows the fees and charges that apply to your contract after you have annuitized it.

SEPARATE ACCOUNT BASED CHARGES
Mortality and Expense Risk Fee                         1.20%
Administrative Fee                                     0.15%
Total Base Contract Separate Account Annual
   Expenses (No Optional Riders)                       1.35%
Optional Death Benefit Separate Account Charges   Not Applicable
Other Optional Separate Account Charges           Not Applicable

OTHER CHARGES
Other Optional Benefit Charges taken from
   Contract Value                                 Not Applicable

CONDENSED FINANCIAL INFORMATION AND FINANCIAL STATEMENTS

     The financial history of each sub-account may be found in the appendix under the heading "Condensed Financial Information and Financial Statements." The complete financial statements of the variable annuity account and Minnesota Life are included in the Statement of Additional Information.

     THE PORTFOLIOS

     Below is a list of the portfolios, their investment adviser and/or investment sub-adviser and investment objective. Prospectuses for the portfolios contain more detailed information about each portfolio, including discussion of the portfolio's investment techniques and risks associated with its investments. No assurance can be given that a portfolio will achieve its investment objective. YOU SHOULD CAREFULLY READ THESE PROSPECTUSES BEFORE INVESTING IN THE CONTRACT. Please contact us to receive a copy of the portfolio prospectuses.

                                                             INVESTMENT                              INVESTMENT
                  FUND NAME                                    ADVISER                                OBJECTIVE
---------------------------------------------   ------------------------------------   -------------------------------------
ADVANTUS SERIES FUND, INC.
Bond Portfolio - Class 2 Shares                 Advantus Capital Management, Inc.      Seeks as high a level of a long-term
                                                                                       total rate of return as is consistent
                                                                                       with prudent investment risk. The
                                                                                       Portfolio also seeks preservation of
                                                                                       capital as a secondary objective.

Index 400 Mid-Cap Portfolio - Class 2 Shares    Advantus Capital Management, Inc.      Seeks investment results generally
                                                                                       corresponding to the aggregate price
                                                                                       and dividend performance of the
                                                                                       publicly traded common stocks that
                                                                                       comprise the Standard & Poor's 400
                                                                                       MidCap Index (the S&P 400).

Index 500 Portfolio - Class 2 Shares            Advantus Capital Management, Inc.      Seeks investment results that
                                                                                       correspond generally to the price
                                                                                       and yield performance of the
                                                                                       common stocks included in the
                                                                                       Standard & Poor's 500 Composite
                                                                                       Stock Price Index (the S&P 500).

International Bond Portfolio - Class 2 Shares   Advantus Capital Management, Inc.      Seeks to maximize current income,
                                                SUB-ADVISER: Franklin Advisers, Inc.   consistent with the protection of
                                                                                       principal.

                                                             INVESTMENT                              INVESTMENT
                  FUND NAME                                    ADVISER                                OBJECTIVE
---------------------------------------------   ------------------------------------   -------------------------------------
Money Market Portfolio+                         Advantus Capital Management, Inc.      Seeks maximum current income to
                                                                                       the extent consistent with liquidity
                                                                                       and the preservation of capital.

Mortgage Securities Portfolio - Class 2         Advantus Capital Management, Inc.      Seeks a high level of current income
   Shares                                                                              consistent with prudent investment
                                                                                       risk.

Real Estate Securities Portfolio - Class 2      Advantus Capital Management, Inc.      Seeks above average income and
   Shares                                                                              long-term growth of capital.

AIM VARIABLE INSURANCE FUNDS

AIM V.I. Basic Balanced Fund - Series II        Invesco Aim Advisors, Inc.             The fund's investment objective is
   Shares                                                                              long-term growth of capital and
                                                                                       current income. The investment
                                                                                       objective of the fund may be changed
                                                                                       by the Board of Trustees (the Board)
                                                                                       without shareholder approval.

AIM V.I. Capital Appreciation Fund - Series     Invesco Aim Advisors, Inc.             The fund's investment objective is
   II Shares                                                                           growth of capital. The investment
                                                                                       objective of the fund may be changed
                                                                                       by the Board of Trustees (the Board)
                                                                                       without shareholder approval.

AIM V.I. Core Equity Fund - Series II Shares    Invesco Aim Advisors, Inc.             The fund's investment objective is
                                                                                       growth of capital. The investment
                                                                                       objective of the fund may be changed
                                                                                       by the Board of Trustees (the Board)
                                                                                       without shareholder approval.

AIM V.I. Small Cap Equity Fund - Series II      Invesco Aim Advisors, Inc.             The fund's investment objective is
   Shares                                                                              long-term growth of capital. The
                                                                                       investment objective of the fund
                                                                                       may be changed by the Board of
                                                                                       Trustees (the Board) without
                                                                                       shareholder approval.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES
   FUND, INC.

International Value Portfolio - Class B         AllianceBernstein L.P.                 The Portfolio's investment objective
   Shares                                                                              is long-term growth of capital.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Income & Growth Fund - Class II Shares       American Century Investment            The fund seeks capital growth by
                                                Management, Inc.                       investing in common stocks.
                                                                                       Income is a secondary objective.
VP Ultra(R) Fund - Class II Shares              American Century Investment            The fund seeks long-term capital
                                                Management, Inc.                       growth.
VP Value Fund - Class II Shares                 American Century Investment            The fund seeks long-term capital
                                                Management, Inc.                       growth. Income is a secondary
                                                                                       objective.

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

VP Inflation Protection Fund - Class II         American Century Investment            The fund pursues long-term total
   Shares                                       Management, Inc.                       return using a strategy that seeks to
                                                                                       protect against U.S. inflation.
FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS

Contrafund(R) Portfolio - Service Class 2       Fidelity Management & Research         Seeks long-term capital appreciation.
   Shares                                       Company FMR Co., Inc. Fidelity
                                                Management & Research (U.K.) Inc.
                                                (FMR U.K.) Fidelity Research &
                                                Analysis Company Fidelity
                                                International Investment Advisors
                                                (FIIA) Fidelity International
                                                Investment Advisors (U.K.) Limited
                                                (FIIA (U.K.) L) Fidelity Investments
                                                Japan Limited (FIJ)

                                                             INVESTMENT                              INVESTMENT
                  FUND NAME                                    ADVISER                                OBJECTIVE
---------------------------------------------   ------------------------------------   -------------------------------------
Equity-Income Portfolio - Service Class 2       Fidelity Management & Research         Seeks reasonable income. The fund
   Shares                                       Company FMR Co., Inc. Fidelity         will also consider the potential
                                                Management & Research (U.K.) Inc.      for capital appreciation. The
                                                (FMR U.K.) Fidelity Research &         fund's goal is to achieve a yield
                                                Analysis Company Fidelity              which exceeds the composite yield
                                                International Investment Advisors      on the securities comprising the
                                                (FIIA) Fidelity International          Standard & Poor's 500(SM) Index
                                                Investment Advisors (U.K.) Limited     (S&P 500(R)).
                                                (FIIA (U.K.) L) Fidelity Investments
                                                Japan Limited (FIJ)

High Income Portfolio - Service Class 2         Fidelity Management & Research         Seeks a high level of current
   Shares                                       Company SUB-ADVISER: FMR Co., Inc.,    income, while also considering
                                                Fidelity Research & Analysis           growth of capital.
                                                Company (FRAC), formerly known
                                                as Fidelity Management & Research
                                                (Far East) Inc., Fidelity
                                                International Investment Advisors
                                                (FIIA), Fidelity International
                                                Investment Advisors (U.K.) Limited
                                                (FIIA(U.K.)L), Fidelity Investments
                                                Japan Limited (FIJ)

Mid Cap Portfolio - Service Class 2 Shares      Fidelity Management & Research         Seeks long-term growth of
                                                Company FMR Co., Inc. Fidelity         capital.
                                                Management & Research (U.K.) Inc.
                                                (FMR U.K.) Fidelity Research &
                                                Analysis Company Fidelity
                                                International Investment Advisors
                                                (FIIA) Fidelity International
                                                Investment Advisors (U.K.) Limited
                                                (FIIA (U.K.) L) Fidelity Investments
                                                Japan Limited (FIJ)

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST

Franklin Large Cap Growth Securities            Franklin Advisers, Inc.                The Fund's investment goal is
   Fund - Class 2 Shares                                                               capital appreciation.

Franklin Small Cap Value Securities             Franklin Advisory Services, LLC        The Fund's investment goal is long-
   Fund - Class 2 Shares                                                               term total return.

Franklin Small-Mid Cap Growth Securities        Franklin Advisers, Inc.                The Fund's investment goal is
   Fund - Class 2 Shares                                                               long-term capital growth.

Mutual Shares Securities Fund - Class 2         Franklin Mutual Advisers, LLC          The Fund's principal investment
   Shares                                                                              goal is capital appreciation. Its
                                                                                       secondary goal is income.

Templeton Developing Markets Securities         Templeton Asset Management Ltd.        The Fund's investment goal is
   Fund - Class 2 Shares                                                               long-term capital appreciation.

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST (IBBOTSON)
Ibbotson Aggressive Growth ETF Asset            ALPS Advisors, Inc., SUB-ADVISER:      Seeks to provide investors with
   Allocation Portfolio - Class II Shares       Ibbotson Associates, Inc.              capital appreciation.

Ibbotson Balanced ETF Asset Allocation          ALPS Advisors, Inc., SUB-ADVISER:      Seeks to provide investors with
   Portfolio - Class II Shares                  Ibbotson Associates, Inc.              capital appreciation and some
                                                                                       current income.

Ibbotson Conservative ETF Asset Allocation      ALPS Advisors, Inc., SUB-ADVISER:      Seeks to provide investors with
   Portfolio - Class II Shares                  Ibbotson Associates, Inc.              current income and preservation of
                                                                                       capital.

Ibbotson Growth ETF Asset Allocation            ALPS Advisors, Inc., SUB-ADVISER:      Seeks to provide investors with
   Portfolio - Class II Shares                  Ibbotson Associates, Inc.              capital appreciation.

Ibbotson Income and Growth ETF Asset            ALPS Advisors, Inc., SUB-ADVISER:      Seeks to provide investors with
   Allocation Portfolio - Class II Shares       Ibbotson Associates, Inc.              current income and capital
   appreciation.

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS, INC.

Ivy Funds VIP Asset Strategy                    Waddell & Reed Investment              Seeks high total return over the
                                                Management Company                     long term.

                                                             INVESTMENT                              INVESTMENT
                  FUND NAME                                    ADVISER                                OBJECTIVE
---------------------------------------------   ------------------------------------   -------------------------------------
Ivy Funds VIP Balanced                          Waddell & Reed Investment              Seeks, as a primary objective, to
                                                Management Company                     provide current income to the extent
                                                                                       that, in the opinion of WRIMCO, the
                                                                                       Portfolio's investment manager,
                                                                                       market and economic conditions
                                                                                       permit. As a secondary objective, the
                                                                                       Portfolio seeks long-term
                                                                                       appreciation of capital.

Ivy Funds VIP Core Equity                       Waddell & Reed Investment              Seeks capital growth and income.
                                                Management Company

Ivy Funds VIP Global Natural Resources          Waddell & Reed Investment              Seeks to provide long-term growth.
                                                Management Company                     Any income realized will be
                                                SUB-ADVISER: Mackenzie Financial       incidental.
                                                Management Company

Ivy Funds VIP Growth                            Waddell & Reed Investment              Seeks capital growth, with current
                                                Management Company                     income as a secondary objective.

Ivy Funds VIP International Growth              Waddell & Reed Investment              Seeks, as a primary objective,
                                                Management Company                     long-term appreciation of capital.
                                                                                       As a secondary objective, the
                                                                                       Portfolio seeks current income.

Ivy Funds VIP International Value               Waddell & Reed Investment              Seeks long-term capital growth.
                                                Management Company
                                                SUB-ADVISER: Templeton Investment
                                                Counsel, LLC

Ivy Funds VIP Micro Cap Growth                  Waddell & Reed Investment              Seeks long-term capital
                                                Management Company                     appreciation.
                                                SUB-ADVISER: Wall Street Associates

Ivy Funds VIP Mid Cap Growth                    Waddell & Reed Investment              Seeks to provide growth of your
                                                Management Company                     investment.

Ivy Funds VIP Science and Technology            Waddell & Reed Investment              Seeks long-term capital growth.
                                                Management Company

Ivy Funds VIP Small Cap Growth                  Waddell & Reed Investment              Seeks growth of capital.
                                                Management Company

Ivy Funds VIP Small Cap Value                   Waddell & Reed Investment              Seeks long-term accumulation
                                                Management Company                     of capital.

Ivy Funds VIP Value                             Waddell & Reed Investment              Seeks long-term capital
                                                Management Company                     appreciation.
JANUS ASPEN SERIES

Balanced Portfolio - Service Shares             Janus Capital Management LLC           Seeks long-term capital growth,
                                                                                       consistent with preservation of
                                                                                       capital and balanced by current
                                                                                       income.

Forty Portfolio - Service Shares                Janus Capital Management LLC           Seeks long-term growth of capital.
Overseas Portfolio - Service Shares             Janus Capital Management LLC           Seeks long-term growth of capital.
Perkins Mid Cap Value Portfolio - Service       Janus Capital Management LLC           Seeks capital appreciation.
   Shares                                       SUB-ADVISER: Perkins Investment
                                                Management LLC

MFS(R) VARIABLE INSURANCE TRUST(SM)

Investors Growth Stock Series - Service          Massachusetts Financial               The fund's investment objective is
   Shares                                        Services Company                      to seek capital appreciation. The
                                                                                       fund's objective may be changed
                                                                                       without shareholder approval.

Mid Cap Growth Series - Service Shares          Massachusetts Financial                The fund's investment objective is
                                                Services Company                       to seek capital appreciation. The
                                                                                       fund's objective may be changed
                                                                                       without shareholder approval.

New Discovery Series - Service Shares           Massachusetts Financial                The fund's investment objective is
                                                Services Company                       to seek capital appreciation. The
                                                                                       fund's objective may be changed
                                                                                       without shareholder approval.

                                                             INVESTMENT                              INVESTMENT
                  FUND NAME                                    ADVISER                                OBJECTIVE
---------------------------------------------   ------------------------------------   -------------------------------------
Value Series - Service Shares                   Massachusetts Financial                The fund's investment objective is
                                                Services Company                       to seek capital appreciation. The
                                                                                       fund's objective may be changed
                                                                                       without shareholder approval.
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Neuberger Berman AMT Socially Responsive        Neuberger Berman Management Inc.       Seeks long-term growth
   Portfolio - S Class Shares                   SUB-ADVISER: Neuberger Berman, LLC     of capital by investing primarily in
                                                                                       securities of companies that meet the
                                                                                       Fund's financial criteria and social
                                                                                       policy. To pursue this goal, the Fund
                                                                                       invests mainly in common stocks of
                                                                                       mid- to large- capitalization
                                                                                       companies. The Fund seeks to reduce
                                                                                       risk by investing across many
                                                                                       different industries.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

Capital Appreciation Fund/VA - Service Shares   OppenheimerFunds, Inc.                 Seeks capital appreciation by
                                                                                       investing in securities of well-
                                                                                       known established companies.

High Income Fund/VA - Service Shares            OppenheimerFunds, Inc.                 Seeks a high level of current income
                                                                                       from investment in high-yield fixed-
                                                                                       income securities.

Main Street Small Cap Fund(R)/VA - Service      OppenheimerFunds, Inc.                 Seeks capital appreciation.
   Shares

PANORAMA SERIES FUND, INC.

International Growth Fund/VA - Service Shares   OppenheimerFunds, Inc.                 Seeks long-term growth of capital
                                                                                       by investing under normal
                                                                                       circumstances, at least 90% of its
                                                                                       total assets in equity securities of
                                                                                       companies wherever located, the
                                                                                       primary stock market of which is
                                                                                       outside the United States.
PUTNAM VARIABLE TRUST

Putnam VT Equity Income Fund - Class IB         Putnam Investment                      Seeks capital growth and current
   Shares                                       Management, LLC                        income.

Putnam VT Growth and Income                     Putnam Investment                      Seeks capital growth and current
   Fund - Class IB Shares                       Management, LLC                        income.

Putnam VT International Equity                  Putnam Investment                      Seeks capital appreciation.
   Fund - Class IB Shares                       Management, LLC

Putnam VT New Opportunities                     Putnam Investment                      Seeks long-term capital appreciation.
   Fund - Class IB Shares                       Management, LLC

Putnam VT Voyager Fund - Class IB Shares        Putnam Investment                      Seeks capital appreciation.
                                                Management, LLC

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
(VAN KAMPEN)

Van Kampen UIF Emerging Markets Equity          Morgan Stanley Investment              Seeks long-term capital appreciation
   Portfolio - Class II Shares                  Management Inc.                        by investing primarily in
                                                                                       growth-oriented equity securities of
                                                                                       issuers in emerging market countries.

Van Kampen UIF U.S. Mid Cap Value               Morgan Stanley Investment              Seeks above-average total return over
   Portfolio - Class II Shares                  Management Inc.                        a market cycle of three to five years
                                                                                       by investing in common stocks and
                                                                                       other equity securities.

                                                             INVESTMENT                              INVESTMENT
                  FUND NAME                                    ADVISER                                OBJECTIVE
---------------------------------------------   ------------------------------------   -------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST

Capital Growth Portfolio - Class II Shares      Van Kampen Asset Management            Seek capital appreciation.
Comstock Portfolio - Class II Shares            Van Kampen Asset Management            Seek capital growth and income
                                                                                       through investments in equity
                                                                                       securities, including common stocks,
                                                                                       preferred stocks and securities
                                                                                       convertible into common and preferred
                                                                                       stocks.

Growth and Income Portfolio - Class II Shares   Van Kampen Asset Management            Seek long-term growth of capital
                                                                                       and income.

+ Although the Money Market Portfolio seeks to preserve a stable net asset value per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. In addition, because of expenses incurred by sub-accounts in the Variable Annuity Account, during extended periods of low interest rates, the yield of the sub-account that invests in the Money Market Portfolio may become extremely low and possibly negative. The Money Market Portfolio participates in Treasury's Temporary Guarantee Program for Money Market Funds. See the Advantus Money Market Portfolio prospectus for additional information.

DESCRIPTION OF THE CONTRACT

     Your contract may be used generally in connection with all types of tax-qualified plans, state deferred compensation plans or individual retirement annuities adopted by, or on behalf of individuals. It may also be purchased by individuals not as a part of any retirement plan. The contract provides for a variable annuity or a fixed annuity to begin at some future date.

     You must complete an application and submit it to us. We will review your application form for compliance with our issue criteria, and if it is accepted, we will issue the contract to you. In some states you may be able to purchase the contract through an automated electronic transmission process. Ask your representative about availability and details. The annuitant must be the same as the owner except in situations where the owner is other than a natural person, such as a trust, corporation or similar entity or where otherwise agreed to by us.

     RIGHT OF CANCELLATION OR "FREE LOOK"

     You should read your contract carefully as soon as you receive it. You may cancel your contract within twenty days after its delivery, for any reason, by giving us written notice at: 400 Robert Street North, St. Paul, Minnesota 55101-2098. This is referred to as the "free look" period. If you cancel and return your contract during the "free look period", we will refund to you the amount of your contract value plus any premium tax charges that may have been deducted, or such other amount as required by your state. Purchase payments will be invested in accordance with your allocation instructions during the free look period. You may bear the investment risk for your purchase payments during this period.

     Payment of the requested refund will be made to you within seven days after we receive notice of cancellation. In some states, the free look period may be longer. See your contract for complete details regarding your right to cancel.

     1035 EXCHANGES OR REPLACEMENTS

     If you are considering the purchase of this contract with the proceeds of another annuity or life insurance contract, also referred to as a "Section 1035 Exchange" or "Replacement", it may or may not be advantageous to replace your existing contract with this contract. You should compare both contracts carefully. You may have to pay surrender charges on your old contract and there is a deferred sales charge period for this contract. In addition, the charges for this contract may be higher (or lower) and the benefits or investment options may be different from your old contract. You should not exchange another contract for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

     PURCHASE PAYMENTS

     You choose when to make purchase payments. Your initial purchase payment must be at least equal to $10,000, and must be in U.S. dollars.

     We may reduce the initial purchase payment requirement if you purchase this contract through a 1035 exchange or qualified plan direct transfer from a contract issued by another carrier and at the time of application the value of the other contract(s) meets or exceeds the applicable minimum initial purchase payment for this contract, but prior to receipt by us of the proceeds from the other contract(s), the value drops below the minimum initial purchase payment requirement due to market conditions.

     You must submit this amount along with your application. There may also be limits on the maximum contributions that you can make to retirement plans. Be sure to review your retirement plan's contribution rules, applicable to your situation.

     We will return your initial payment or any subsequent payment within five business days if: (1) your application or instructions fail to specify which portfolios you desire, or are otherwise incomplete, or (2) you do not consent to our retention of your payment until the application or instructions are made complete and in "good order."

     Purchase payments subsequent to your initial payment must be at least $500 regardless of the type of contract you purchase or the retirement plan with which it is used. Total purchase payments may not exceed $2,000,000, for the same owner or annuitant except with our consent. Currently we are waiving this limitation up to $5,000,000. Additional purchase payments will not be accepted while either the owner or joint owner qualifies under the nursing home or terminal illness provisions for the waiver of any deferred sales charges.

     AUTOMATIC PURCHASE PLAN

     If you elect to establish an Automatic Purchase Plan (APP), the minimum subsequent purchase payment amount is reduced to $100. You may elect purchase payments to occur on a bi-weekly, monthly, bi-monthly, quarterly, semi-annual or annual basis. You must also select which day of the month you would like your APP draft to occur. You may select from the 1st day of the month through the 25th day. If the date you selected falls on a date that is not a valuation date, for example because it's a holiday or weekend, the transaction will be processed on the next valuation date.

     PURCHASE PAYMENT ALLOCATION OPTIONS

     Your purchase payments may be allocated to a portfolio of the variable annuity account, to the DCA Fixed Account or to one or more guarantee period(s) of the guaranteed term account. There is no minimum amount which must be allocated to any of the allocation options.

     FOCUSED PORTFOLIO STRATEGIES OR MODELS

     Minnesota Life makes available to contract owners at no additional charge five diversified model portfolios called "Focused Portfolio Strategies or Models" ("model portfolios") that range from conservative to aggressive in investment style. These model portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

     Pursuant to an agreement with Minnesota Life, Ibbotson Associates, Inc. ("Ibbotson"), a diversified financial services firm and registered investment adviser, determines the composition of the model portfolios. There is no investment advisory relationship between Ibbotson and contract owners and you should not rely on the model portfolios as providing individualized investment recommendations to you. In the future, Minnesota Life may modify or discontinue its arrangement with Ibbotson, in which case Minnesota Life may contract with another firm to provide similar asset allocation models, or may provide its own asset allocation models.

     The following is a brief description of the five model portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the model portfolios. Please talk to him or her if you have additional questions about these model portfolios.

     AGGRESSIVE GROWTH portfolio is composed of underlying sub-accounts representing a target allocation of approximately 100% in equity investments. The largest of the asset class target allocations are in international equity, large cap value and large cap growth.

     GROWTH portfolio is composed of underlying sub-accounts representing a target allocation of approximately 80% in equity and 20% in fixed income investments. The largest of the asset class target allocations are in large cap value, international equity, large cap growth and fixed income.

     CONSERVATIVE GROWTH portfolio is composed of underlying sub-accounts representing a target allocation of approximately 60% in equity and 40% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.

     INCOME portfolio is composed of underlying sub-accounts representing a target allocation of approximately 40% in equity and 60% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity, and large cap growth.

     CONSERVATIVE INCOME portfolio is composed of underlying sub-accounts representing a target allocation of approximately 20% in equity and 80% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value and large cap growth.

     The target asset allocations of these model portfolios may vary from time to time in response to market conditions and changes in the holdings of the funds in the underlying portfolios. However, this is considered a "static" allocation model. When you elect one of the model portfolios we do not automatically change your allocations among the sub-accounts if the model portfolio's allocation is changed. You must instruct us to change the allocation.

     Only certain model portfolios may be used with the living benefits riders. Please see the section that describes the optional benefit you are considering for additional discussion of how the models are required to be used for these benefits.

     TRANSFERS

     Values may be transferred between the guarantee period(s) of the guaranteed term account and/or between or among the portfolios of the variable annuity account. You may effect transfers or change allocation of future purchase payments by written request, internet (through our on-line service center) or telephone transfer. We will make the transfer on the basis of accumulation unit values next determined after receipt of your request at our home office. You may not transfer into the DCA Fixed Account.

     Unless stated otherwise, the same conditions and procedures that apply to written requests apply to telephone requests (including any faxed requests) and internet transfers through our on-line service center. We have procedures designed to provide reasonable assurance that telephone, internet or faxed authorizations are genuine. To the extent that we do not have procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We require contract owners or persons authorized by them to provide identifying information to us for telephone and internet transactions, we record telephone instruction conversations and we provide you with written confirmations of your telephone, internet or faxed transactions.

     There is generally no dollar amount limitation on transfers. Limitations apply in the case of systematic transfer arrangements. See "Systematic Transfer Arrangements".

     No deferred sales charge will be imposed on transfers. In addition, there is currently no charge for transfers. However, we reserve the right to charge up to $10 per transfer if you make more than 12 transfers in any single contract year. A market value adjustment may apply in the case of amounts transferred from a guarantee period of the guaranteed term account. Please see "General Information -- Fixed Account(s) and the Guaranteed Term Account" for details.

     During periods of marked economic or market changes, you may experience difficulty making a telephone, internet or faxed requests due to market conditions or performance of systems. If that occurs, you should consider submitting a written request while continuing to attempt your transaction request.

     MARKET TIMING AND DISRUPTIVE TRADING

     This contract is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your contract can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term contract owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this contract if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for contract owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of -- or otherwise modify, condition or terminate -- any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more contract owners is or would be to the disadvantage of other contract owners. Any new restriction that we would impose will apply to your contract without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by an underlying portfolio attributable to transfers in your contract. We will consider one or more of the following factors:

          -    the dollar amount of the transfer(s);

          - whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

          - whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

          -    the number of transfers in the previous calendar quarter;

          - whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your contract will be permanent.

     In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios' policies and procedures, contract owners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the market timing policies established by the portfolios.

     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging or Automatic Portfolio Rebalancing.

     SYSTEMATIC TRANSFER ARRANGEMENTS

     We offer certain systematic transfer arrangements including rebalancing and two dollar cost averaging options -- (1) regular Dollar Cost Averaging ("DCA") and (2) the DCA Fixed Account option. You may elect either rebalancing or regular DCA to occur on a monthly, quarterly, semi-annual or annual basis. However, you may not elect more than one of these systematic transfer arrangements on the same contract at the same time. You must also select the day of the month you would like the transaction to be processed (ranging from the 1st to the 25th day of the month). If a transaction cannot be completed on that date, for example, because it's a weekend or holiday, it will be processed on the next valuation date. There will be no charge for any of the systematic transfer arrangements described below, and they will not count toward your 12 transfers in any single contract year described above.

          AUTOMATIC PORTFOLIO REBALANCING

          Rebalancing is a technique where you instruct us to re-allocate specific portfolios periodically to a predetermined percentage. We will re-allocate your portfolios based on the designated date, frequency and percentage instructions you provide to us.

          Rebalancing will not affect your allocation of future purchase payments and is not limited to a maximum or minimum number of portfolios. Rebalancing is not available for values in a guarantee period of the guaranteed term account or for values in the DCA Fixed Account.

          If you elect a variable annuitization, the annuitant may instruct us to rebalance the variable sub-accounts. Rebalancing is not available for any portion that is a fixed annuitization.

          DOLLAR COST AVERAGING

          Dollar Cost Averaging ("DCA") is another type of systematic transfer arrangement. DCA is an investment technique by which you invest a set amount of money at regular intervals. This technique averages the cost of the units you purchase over the period of time and may help to even out the market's volatility in your portfolio.

          For the "regular" DCA, you must tell us the sub-accounts in your contract that you wish to transfer amounts out of as well as the sub-accounts into which you wish the amounts transferred. In addition, you must instruct us as to the dollar amount (or percentage amount) you wish transferred and the frequency (monthly, quarterly, semi-annual or annual). You must also select the day of the month you would like the transaction to be processed (ranging from the 1st to the 25th day of the month). You may not elect "regular" DCA out of any of the guaranteed term accounts.

          Your "regular" DCA instructions will remain active until the portfolio is depleted in the absence of specific instructions otherwise. DCA will not effect your allocation of future purchase payments; is not limited to a maximum or minimum number of portfolios; and is not available after you annuitize.

          DCA FIXED ACCOUNT OPTION

          The DCA Fixed Account option also allows you to dollar cost average. However, the DCA Fixed Account option differs from regular DCA described above. The DCA Fixed Account option may only be used for new purchase payments to the contract -- you may not transfer into it from other investment options.

          Purchase payment amounts that you allocate to the DCA Fixed Account will be held in a fixed account which credits interest at an annual rate at least equal to the amount shown on page 1 of your contract. Beginning one month following the date a purchase payment is allocated to the DCA Fixed Account, a portion of the amount allocated will be systematically transferred over an established period of time (currently either 6 months or 12 months) to sub-accounts of the variable annuity account that you have elected. If the date on which you allocate a purchase payment to the DCA Fixed Account is on or after the 26th day of the month, then the systematic transfer will begin on the first day of the following month.

          Each month thereafter a portion of the allocated purchase payment will be transferred to the designated sub-accounts until the DCA Fixed Account has been depleted. In the event you allocate additional purchase payments to the DCA Fixed Account during the period selected, those additional amounts will be transferred over the remainder of the period. If you allocate purchase payments to the DCA Fixed Account after it is depleted, a new period of time will be started, as selected by you.

          You may not establish transfers into any of the Guaranteed Term Accounts. The DCA Fixed Account is not available with automatic premium purchase (APP) plans or in combination with any other systematic transfer arrangement.

          If you wish to terminate this systematic transfer prior to the end of the period, you may instruct us to do so. Any remaining amount held in the DCA Fixed Account at that time will be transferred to the sub-accounts you elected as of the valuation date coincident with or next following the date you instruct us to terminate the transfers. In the event you die prior to the end of the period, the amount remaining in your DCA Fixed Account when we receive notice of your death will be transferred to the money market sub-account.

          The DCA Fixed Account is not available after you annuitize. Amounts held in the DCA Fixed Account are part of our general account. To the extent permitted by law we reserve the right at anytime to stop accepting new purchase payments to the DCA Fixed Account.

          Below is an example designed to show how transfers from the DCA Fixed Account might work:

                            DCA FIXED ACCOUNT EXAMPLE

                                              PURCHASE
                             DCA FIXED        PAYMENTS        TRANSFER TO     DCA FIXED
TRANSACTION               ACCOUNT BEFORE  ALLOCATED TO DCA   SELECTED SUB-  ACCOUNT AFTER
    DATE     TRANSACTION     ACTIVITY       FIXED ACCOUNT      ACCOUNTS        ACTIVITY
-----------  -----------  --------------  ----------------  --------------  -------------
   June 1      Purchase              0        20,000.00                 --    20,000.00
                Payment
   July 1       Monthly      20,080.36               --           1,673.36
               Transfer                                     (=20,080.36/12)   18,407.00
  August 1      Monthly      18,483.43               --           1,680.31
               Transfer                                     (=18,483.43/11)   16,803.12
 August 15     Purchase      16,834.59        10,000.00                 --    26,834.59
                Payment
September 1     Monthly      26,895.64               --           2,689.56
               Transfer                                     (=26,895.64/10)   24,206.08

     To illustrate the DCA Fixed Account, assume a contract is issued on June 1. At this time, purchase payments totaling $20,000 are allocated to the 12 month DCA Fixed Account. Assume the interest rate as of June 1 for the 12 month DCA Fixed Account option is 5%.

     On July 1, one month after the first purchase payment into the DCA Fixed Account, the DCA Fixed Account value with interest is $20,080.36. There are 12 monthly transfers remaining from the DCA Fixed Account. Therefore, an amount of $1,673.36 ($20,080.36 /12) is transferred into the variable sub-accounts you previously selected.

     On August 1, two months after the initial purchase payment into the DCA Fixed Account, the DCA Fixed Account value with interest is $18,483.43. There are 11 monthly transfers remaining in the period. Therefore, an amount of $1,680.31 ($18,483.43 /11) is transferred into the variable sub-accounts you previously selected.

     On August 15, the value of the DCA Fixed Account is $16,834.59. An additional purchase payment of $10,000 is allocated to the DCA Fixed Account resulting in a DCA Fixed Account value of $26,834.59. Since this additional purchase payment was made during the 12 month period originally established on June 1, the resulting DCA Fixed Account Value will be transferred over the remaining 10 monthly transfers.

     On September 1, three months after the initial purchase payment into the DCA Fixed Account, the DCA Fixed Account value with interest is $26,895.64. There are 10 monthly transfers remaining in the period. Therefore, an amount of $2,689.56 ($26,895.64 /10) is transferred into the variable sub-accounts you previously selected.

     This process will continue, with transfers being made monthly, until the end of the 12 month period. The final transfer will occur on June 1 of the following year. Following this transfer, the DCA Fixed Account value will equal zero.

     PURCHASE PAYMENTS AND VALUE OF THE CONTRACT

          CREDITING ACCUMULATION UNITS

     During the accumulation period each purchase payment is credited on the valuation date on or following the date we receive the purchase payment at our home office. We will credit your purchase payments allocated to the variable annuity account, to your contract in the form of accumulation units. The number of accumulation units credited with respect to each purchase payment is determined by dividing the portion of the purchase payment allocated to each sub-account by the then current accumulation unit value for that sub-account.

     The number of accumulation units so determined shall not be changed by any subsequent change in the value of an accumulation unit, but the value of an accumulation unit will vary from valuation date to valuation date to reflect the investment experience of the portfolio(s).

     We will determine the value of accumulation units on each day on which each portfolio is valued. The net asset value of the portfolios' shares shall be computed once daily, and, in the case of money market portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange ("Exchange") (currently, 3:00 p.m., Central Time), on each day, Monday through Friday, except:

          - days on which changes in the value of that portfolio's securities will not materially affect the current net asset value of that portfolio's shares;

          - days during which none of that portfolio's shares are tendered for redemption and no order to purchase or sell that portfolio's shares is received by that portfolio; and

          - customary national business holidays on which the Exchange is closed for trading.

     The value of accumulation units for any given sub-account will be the same for all purchase payments we receive at our home office on that day prior to the close of the Exchange. Purchase payments received after the close of business of the Exchange will be priced on the next valuation date.

     In addition to providing for the allocation of purchase payments to the sub-account of the variable annuity account, the contracts allow you to allocate purchase payments to the DCA Fixed Account or to the guarantee periods of the guaranteed term account for accumulation at a guaranteed interest rate.

          VALUE OF THE CONTRACT

     The contract value of your contract at any time prior to when annuity payments begin can be determined by multiplying the number of accumulation units of each portfolio to which you allocate values by the current value of those units and then adding the values so calculated. Then add to that amount any value you have allocated to any fixed account(s) and guarantee period(s) of the guaranteed term account. There is no assurance that your contract value will equal or exceed your purchase payments.

          ACCUMULATION UNIT VALUE

     The value of an accumulation unit for each sub-account of the variable annuity account was set at $1.000000 on the first valuation date of the sub-account. The value of an accumulation unit on any subsequent valuation date is determined by multiplying:

          - the value of that accumulation unit on the immediately preceding valuation date by,

          - the net investment factor for the applicable sub-account (described below) for the valuation period just ended.

     The value of an accumulation unit any day other than a valuation date is its value on the next valuation date.

     NET INVESTMENT FACTOR FOR EACH VALUATION PERIOD

     The net investment factor is an index used to measure the investment performance of a sub-account of the variable annuity account from one valuation period to the next. For any sub-account, the net investment factor for a valuation period is the gross investment rate for that sub-account for the valuation period, less a deduction for the mortality and expense risk charge at the current rate of 1.50% per annum (1.20% per annum after annuitization) and a deduction for the administrative charge at the current rate of .15% per annum. If you elected an optional benefit the charge associated with that option will also be deducted.

     The gross investment rate may be positive or negative and is equal to:

          - the net asset value per share of a portfolio share held in a sub-account of the variable annuity account determined at the end of the current valuation period, plus

          - the per share amount of any dividend or capital gain distribution by the portfolio if the "ex-dividend" date occurs during the current valuation period, divided by,

          - the net asset value per share of that portfolio share determined at the end of the preceding valuation period.

     REDEMPTIONS, WITHDRAWALS AND SURRENDER

     Prior to the date annuity payments begin you may make partial withdrawals from your contract in amounts of at least $250. We will waive the minimum withdrawal amount:

          - on withdrawals where a systematic withdrawal program is in place and the smaller amount satisfies the minimum distribution requirements of the Code, or

          - when the withdrawal is requested because of an excess contribution to a tax-qualified contract.

     To request a withdrawal or surrender (including 1035 exchanges) you must submit to Annuity Services, a fully completed and signed Minnesota Life surrender or withdrawal form. The form(s) may be sent to us via facsimile. Our FAX number is: (651) 665-7942. Payment of a partial withdrawal or surrender will be made to you within 7 days after we receive your completed request.

     Withdrawal values will be determined as of the valuation date we receive your written withdrawal request at our home office. Unless you tell us otherwise, withdrawals (including systematic withdrawals) will be made from the variable annuity account, all guarantee periods of the guaranteed term account and any amounts in the DCA Fixed Account on a pro-rata basis.

     Your contract value will be reduced by the amount of your withdrawal and any applicable deferred sales charge. Withdrawals or surrenders from one of the guarantee periods of the guaranteed term account may also be subject to a market value adjustment. Please refer to the sections titled; "General Information -- Fixed Account(s) and the Guaranteed Term Account" for details.

     If a withdrawal leaves you with a contract value of less than $1,000, we may elect to treat your withdrawal as a full surrender of your contract and send you your contract's surrender value, as calculated below.

     Before annuity payments begin, you may surrender the contract for its surrender value. You will receive the surrender value in a single cash sum. The surrender value of your contract is the contract value computed as of the valuation date your surrender request is received, reduced by any applicable deferred sales charge and any market value adjustment for amounts held in a guarantee period of the guaranteed term account. In lieu of a cash sum payment, you may elect an annuity. In most cases, once annuity payments begin for an annuitant, the annuitant cannot surrender annuity benefit and receive a single sum instead (see "Electing the Retirement Date and Annuity Option" for more information).

     MODIFICATION AND TERMINATION OF THE CONTRACT

     Your contract may be modified at any time by written agreement between you and us. However, no such modification will adversely affect the rights of an annuitant under the contract unless the modification is made to comply with a law or government regulation. You will have the right to accept or reject the modification.

     The contract permits us to cancel your contract, and pay you its contract value if:

          - no purchase payments are made for a period of two or more full contract years, and

          - the total purchase payments made, less any withdrawals and associated charges, are less than $2,000, and

          -    the contract value of the contract is less than $2,000.

     We will notify you, in advance, of our intent to exercise this right in our annual report to you about the status of your contract. We will cancel the contract ninety days after the contract anniversary unless we receive an additional purchase payment before the end of that ninety day period. We will not terminate your contract solely because of poor sub-account performance. If we do elect to terminate your contract under this provision, no deferred sales charge will apply.

     ASSIGNMENT

     If the contract is sold in connection with a tax-qualified program (including employer sponsored employee pension benefit plans, tax-sheltered annuities and individual retirement annuities), then:

          - neither the annuitant's or your interest may be assigned, sold, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, and

          - to the maximum extent permitted by law, benefits payable under the contract shall be exempt from the claims of creditors.

     If the contract is not issued in connection with a tax-qualified program, any person's interest in the contract may be assigned during the lifetime of the annuitant. You should discuss the tax consequences with you tax advisor.

     We will not be bound by any assignment until we have recorded written notice of it at our home office. We are not responsible for the validity of any assignment. An assignment will not apply to any payment or action made by us before it was recorded. Any payments to an assignee will be paid in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

     DEFERMENT OF PAYMENT

     We will pay any single sum payment within seven days after the date the payment is called for by the terms of the contract, unless the payment is postponed for:

          - any period during which the Exchange is closed other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, as determined by the Securities and Exchange Commission ("SEC");

          - any period during which an emergency exists as determined by the SEC as a result of which it is not reasonably practical to dispose of securities in the portfolio(s) or to fairly determine the value of the assets of the portfolio(s); or

          - other periods the SEC by order permits for the protection of the contract owners.

     See "Fixed Account(s) and the Guaranteed Term Account", for additional restrictions on those options.

     CONFIRMATION STATEMENTS AND REPORTS

     Confirmation statements will be sent for any unscheduled purchase payment, transfer, or withdrawal; surrender; and payment of any death benefit. You will also receive quarterly statements with certain contract information. Statements will include the number of accumulation units in your contract, current value of those units and the contract's total value. Scheduled transactions such as systematic withdrawals, automatic purchase payment plans and systematic transfers will be shown on your quarterly statement following the transaction. It will also include information related to any amount you have allocated to the fixed account(s) or guarantee periods of the guaranteed term account.

CONTRACT CHARGES AND FEES

     DEFERRED SALES CHARGE

     No sales charge is deducted from a purchase payment made for this contract at the time of its receipt. However, when a contract's value is reduced by a withdrawal or a surrender, a deferred sales charge ("DSC") may be deducted. The DSC applies to the total amount withdrawn, including the DSC (see example below). A deferred sales charge of up to 8% may apply to partial withdrawals and surrenders. The DSC will be deducted pro rata from all sub-accounts from which withdrawals are made. This is designed to compensate us for the distribution expenses of the contract. To the extent the sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, including profits from mortality and expense risk charges.

     The schedule in the table is applied separately to each purchase payment. All purchase payments will be allocated to a withdrawal or a surrender for this purpose on a first-in, first-out basis. It applies only to withdrawal or surrender of purchase payments. The applicable DSC percentage is as shown in the table below:

CONTRACT YEARS SINCE PAYMENT  DSC
----------------------------  ---
             0-1               8%
             1-2               7%
             2-3               6%
             3-4               6%
      4 and thereafter         0%

     The amount of the DSC is determined by:

          - calculating the number of years each purchase payment being withdrawn has been in the contract;

          - multiplying each purchase payment withdrawn by the appropriate deferred sales charge percentage in the table; and

          - adding the DSC from all purchase payments so calculated. This amount is then deducted from your contract value.

     EXAMPLE Assuming that all amounts to be withdrawn are subject to a DSC. If the contract owner requests a withdrawal of $1,000, and the applicable deferred sales charge is 7% (because the purchase payment is more than 1 year old but less than two years old), the contract owner will receive $1,000, the deferred sales charge will be $75.27 (which represents the deferred sales charge applied to the total amount withdrawn, including the deferred sales charge) and the total withdrawal amount deducted from the contract value will equal $1,075.27.

     The DSC will not apply to:

          - Amounts withdrawn in any contract year that are less than or equal to the annual "face amount." The face amount shall be equal to 10% of purchase payments not previously withdrawn and received by us during the current contract year plus the greater of:

               (1) contract value less purchase payments not previously withdrawn as of the most recent contract anniversary; or

               (2) 10% of the sum of purchase payments not previously withdrawn and still subject to DSC as of the most recent contract anniversary.

          - Amounts withdrawn to pay the annual maintenance fee or any transfer charge.

          - Amounts payable as a death benefit upon the death of the owner or the annuitant, if applicable.

          - Amounts applied to provide annuity payments under an annuity option.

          - Amounts withdrawn because of an excess contribution to a tax-qualified contract (including, for example, IRAs and tax sheltered annuities).

          - The difference between any required minimum distribution due (according to Internal Revenue Service (IRS) rules) on this contract and any annual "free amount" allowed.

          - A surrender or withdrawal requested any time after the first contract anniversary and if you meet the requirements of a qualifying confinement in a hospital or medical care facility as described below.

          - A surrender or withdrawal requested any time after the first contract anniversary and in the event that you are diagnosed with a terminal illness as described below.

          - A surrender or a single withdrawal amount any time after the first contract anniversary if the unemployment waiver applies.

          - Withdrawals in a contract year, if less than or equal to the Guaranteed Annual Withdrawal (GAW) if you have purchased the Guaranteed Minimum Withdrawal Benefit option.

          - Withdrawals in a contract year, if less than or equal to the Guaranteed Annual Income (GAI) if you have purchased the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Lifetime Withdrawal Benefit II-Single, or Guaranteed Lifetime Withdrawal Benefit II-Joint option.

          NURSING HOME OR TERMINAL ILLNESS WAIVER

          A surrender or withdrawal request made any time after the first contract anniversary due to the owner's confinement in a hospital or medical care facility for at least 90 consecutive days will not be subject to a DSC (Nursing Home Waiver). The request must be made while the owner is still confined or within 60 days after the discharge from a hospital or medical care facility after a confinement of at least 90 consecutive days. A medical care facility for this purpose means a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is:

               -    prescribed by a licensed Physician in writing; and

               - based on physical limitations which prohibit daily living in a non-institutional setting.

          A surrender or withdrawal request made any time after the first contract anniversary in the event the owner is diagnosed with a terminal illness will also not be subject to a DSC (Terminal Illness Waiver). A terminal illness for this purpose is a condition which:

               -    is diagnosed by a licensed Physician; and

               -    is expected to result in death within 12 months.

          For purposes of these provisions, we must receive due proof, satisfactory to us, of the owner's confinement or terminal illness in writing. Physician for this purpose means a licensed medical doctor
          (MD) or a licensed doctor of osteopathy (DO) practicing within the scope of his or her license; and not the owner, the annuitant or a member of either the owner's or the annuitant's immediate families.

          If the owner of this contract is other than a natural person, such as a trust or other similar entity, benefits payable due to nursing home confinement or terminal illness will be based upon the annuitant.

          If the owner, or annuitant in the case of a contract owned by a non-natural person, is changed in accordance with the provisions of this contract, a one-year waiting period will apply after the date of the change before the new owner or annuitant is eligible for this benefit.

          The Nursing Home Waiver is not available in Massachusetts. In Texas and New Jersey there is no one year waiting period for a surrender or withdrawal request due to the owner's confinement in a hospital or medical care facility; or if the owner is diagnosed with a terminal illness.

          UNEMPLOYMENT WAIVER

          Any time after the first contract anniversary, the DSC will be waived for a single withdrawal from or surrender of your contract if you become unemployed. To qualify for this benefit, you must take the following steps:

               - provide us proof from a state unemployment agency indicating you have been receiving unemployment benefits for at least 60 consecutive days;

               - provide us proof that you were a full-time employee (at least 30 hours per week) on the date your contract was issued; and

               - apply for this benefit within 180 days of receipt of your first unemployment compensation payment.

          If the owner, or annuitant in the case of a contract owned by a non-natural person, is changed in accordance with the provisions of this contract, a one-year waiting period will apply after the date of the change before the new owner or annuitant is eligible for this benefit.

          This waiver may be exercised only one time. It is not available in Texas or Massachusetts.

     MORTALITY AND EXPENSE RISK CHARGE

     We assume mortality risk under the contract by our obligation to pay death benefits and to continue to make monthly annuity payments, in accordance with the annuity rate tables and other provisions in the contract, regardless of how long that annuitant lives or all annuitants as a group live. This assures an annuitant that neither the annuitant's own longevity nor an improvement in life expectancy generally will have an adverse effect on the monthly annuity payments received under the contract. Our expense risk is the risk that the charges under the contract will be inadequate to cover our expenses. This charge is deducted during both the accumulation phase and the annuity phase of the contract.

     For assuming these risks, we make a deduction from the variable annuity account at the annual rate of 1.50% the net asset value during the accumulation period. During the annuity period the annual rate changes to 1.20%.

     ADMINISTRATIVE CHARGE

     We perform all contract administrative services. These include the review of applications, the preparation and issuance of contracts, the receipt of purchase payments, forwarding amounts to the portfolios for investment, the preparation and mailing of periodic reports and other services.

     For providing these services we make a deduction from the variable annuity account at the annual rate of 0.15% of the net asset value of the variable annuity account. This charge is taken during both the accumulation period and the annuity period by the contract. Since the charge is taken from a contract on each valuation date, there is no return of any part of the charge in the event that the contract is redeemed. As the charge is made as a percentage of assets in the variable annuity account, there is not necessarily a relationship between the amount of administrative charge imposed on a given contract and the amount of expenses that may be attributable to that contract.

     ANNUAL MAINTENANCE FEE

     We charge an annual maintenance fee for maintaining the records and documents with each contract. This fee is $30 and it will be deducted on each contract anniversary and at surrender of the contract


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

     on a pro rata basis from your accumulation value in the variable annuity account. We waive this fee if the greater of your purchase payments, less withdrawals, or your contract value is $50,000 or more at each contract anniversary.

     OPTIONAL CONTRACT RIDER CHARGES

     If you elect one of the optional death benefits and/or one of the other contract options, the charge described below will apply to your contract. A complete description of each optional contract rider can be found under the corresponding section of the Prospectus. If these deductions are insufficient to cover our actual costs, then we will absorb the resulting losses. If the deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, any excess will be profit to us. Some or all of such profit or "retained earnings" may be used to cover any distribution costs not recovered through the Deferred Sales Charge (DSC).

     HIGHEST ANNIVERSARY VALUE (HAV) DEATH BENEFIT OPTION -- CHARGE

          - If you purchase the HAV optional death benefit, we will deduct an annual HAV death benefit charge (HAV charge) for expenses related to this optional benefit. The HAV charge is equal to 0.15% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

     PREMIER DEATH BENEFIT (PDB) OPTION -- CHARGE

          - If you purchase the PDB optional death benefit, we will deduct an annual PDB death benefit charge for expenses related to this optional benefit. The PDB charge is equal to 0.35% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

     ESTATE ENHANCEMENT BENEFIT (EEB) OPTION -- CHARGE

          - If you purchase the EEB optional benefit, we will deduct an annual EEB benefit charge for expenses related to this optional benefit. The EEB charge is equal to 0.25% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. This charge will also reduce the interest rate available with this option. See the "Other Contract Options -- Estate Enhancement Benefit Option" for additional information. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

     GUARANTEED INCOME PROVIDER BENEFIT (GIPB) OPTION -- CHARGE

          - If you purchase the GIPB optional benefit, we will deduct an annual GIPB benefit charge for expenses related to this optional benefit. The GIPB charge is equal to 0.50% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.


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

     GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) OPTION -- CHARGE

          - If you purchase the GMWB optional benefit, we will deduct a GMWB benefit charge on a quarterly basis for expenses related to this optional benefit. The current GMWB charge is equal to 0.50% annually multiplied by the Guaranteed Withdrawal Benefit (GWB) amount. The GWB amount is equal to the initial purchase payment if GMWB is added at contract issue. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. Beginning with the GMWB effective date and at the end of every three months thereafter, one quarter of the charge will be deducted pro rata from amounts held in the variable annuity account. The maximum possible annual charge will never exceed 1.00% of the GWB amount. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

     GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) OPTION -- CHARGE

          - If you purchase the GLWB optional benefit, we will deduct a GLWB benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB charge is equal to 0.60% of contract value, applied quarterly. Beginning with the GLWB effective date and at the end of every three months thereafter, one quarter of the GLWB charge (0.15%) will be multiplied by the contract value on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

     GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-SINGLE (GLWB II-SINGLE) OPTION -- CHARGE

          - If you purchase the GLWB II-Single optional benefit, we will deduct a GLWB II-Single benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB II-Single charge is equal to 0.60% of the greater of the contract value or Guaranteed Withdrawal Benefit (GWB) amount, deducted quarterly. The maximum possible charge for this rider is 1.00%. The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. Beginning with the GLWB II-Single effective date and at the end of every three months thereafter, one quarter of the GLWB II-Single charge (0.15%) will be multiplied by the greater of the contract value or GWB on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. The charge does not apply after annuitization, or in the case of partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

     GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-JOINT (GLWB II-JOINT) OPTION -- CHARGE

          - If you purchase the GLWB II-Joint optional benefit, we will deduct a GLWB II-Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB II-Joint charge is equal to 0.75% of the greater of the contract value or Guaranteed Withdrawal Benefit (GWB) amount, deducted quarterly. The maximum possible charge for the rider is 1.15%. The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the


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

               rider is added at a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. Beginning with the GLWB II-Joint effective date and at the end of every three months thereafter, one quarter of the GLWB II-Joint charge (0.1875%) will be multiplied by the greater of the contract value or GWB on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. The charge does not apply after annuitization, or in the case of partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

     PREMIUM TAXES

     Deduction for any applicable state premium taxes may be made from each purchase payment or when annuity payments begin. Currently such taxes range from 0% to 3.5%, depending on applicable law. Any amount withdrawn from the contract may be reduced by any premium taxes not previously deducted. Transfers currently are free.

     TRANSFER CHARGES

     There currently is no charge for any transfer. However, we reserve the right under the contract to charge up to $10 per transfer if you make more than 12 transfers in any single contract year.

     MARKET VALUE ADJUSTMENT

     See "Fixed Account(s) and the Guaranteed Term Account" for a complete description of this charge.

     UNDERLYING PORTFOLIO CHARGES

     There are deductions from and expenses paid out of the assets of the portfolio companies that are described in the prospectuses of those companies.

ANNUITIZATION BENEFITS AND OPTIONS

     ANNUITY PAYMENTS

     When you elect annuity payments to commence, or annuitize, you elect to convert your contract value into a stream of payments. This is sometimes referred to as the "payout" phase of your contract. You may choose a fixed or variable annuitization, or a combination of both. You may annuitize your entire contract or a portion of your contract. In the event you annuitize only a portion of your contract, your contract value will be reduced by the amount you annuitize. You may also wish to consult with your tax advisor in the event you choose a partial annuitization as the tax treatment under the Internal Revenue Code is unclear. Values will be allocated at your direction to our fixed account for purposes of providing a fixed annuity payment and to the sub-accounts of the variable annuity account for purposes of providing variable annuity payments. You also need to elect an annuity option, which is described below.

     If you choose a variable annuitization, annuity payments are determined by several factors:

     (a) the Assumed Investment Return (AIR) and mortality table specified in the contract,

     (b)  the age and gender of the annuitant and any joint annuitant,

     (c)  the type of annuity payment option you select, and

     (d)  the investment performance of the portfolios you select.

     The amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in our expenses in excess of the expense deductions described in the contract. The annuitant will receive the value of a fixed number of annuity units each month. The value of those units, and thus the amounts of the monthly annuity payments will, however, reflect investment gains and losses and investment income of the portfolios. In other words, the annuity payments will vary with the investment experience of the assets of the portfolios you select. The dollar amount of payment determined for each sub-account will be aggregated for purposes of making payments.

     When your contract is annuitized, any death benefit or living benefit rider is terminated and you are no longer eligible for any death benefit(s) or living benefit(s) if elected under the contract. However, your beneficiaries may be entitled to any remaining annuity payments, depending on the annuity option used. You should refer to the section of the prospectus describing the specific optional benefit you have elected and the Annuity Options section below for additional information.

     Annuitization may provide higher income amounts and/or different tax treatment than payments or withdrawals taken as part of a living benefit. You should consult with your tax advisor, your financial advisor and consider requesting an annuitization illustration before you decide.

     ELECTING THE RETIREMENT DATE AND ANNUITY OPTION

     You may elect to begin annuity payments immediately or at a future date you specify. If you do not elect to begin annuity payments, annuity payments will begin on the annuity commencement date. You may request a change in the annuity commencement date at any time before the maturity date. You must notify us in writing at least 30 days before annuity payments are to begin. Under the contract, if you do not make an election for an annuity commencement date, annuity payments will begin automatically on the maturity date. The maturity date is the first of the month following the later of:

          -    the 85th birthday of the annuitant, or

          -    ten years after the date of issue of the contract.

     Currently, it is our practice to await your instructions before beginning to pay annuity payments and we may allow you to extend the annuity commencement or maturity date stated in your contract. However, we reserve the right, in our sole discretion, to refuse to extend your annuity commencement date or the maturity date, regardless of whether we may have granted extensions in the past to you or other similarly situated contract owners. There may be adverse tax consequences for delaying the maturity date. See the section of this Prospectus entitled "Federal Tax Status" for further description of these risks. Some broker-dealers may not allow you to elect an annuity commencement date or extend a maturity date beyond age 95.

     The contract permits an annuity payment to begin on the first day of any month. The minimum first annuity payment whether on a variable or fixed dollar basis must be at least $50 for the payment frequency elected. If the first annuity payment would be less than $50, we may fulfill our obligation by paying in a single sum the surrender value of the contract. The maximum amount which may be applied to provide a fixed annuity under the contract without our prior consent is $2,000,000.

     ANNUITY OPTIONS

     The contract provides for four annuity options. Any one of them may be elected if permitted by law. Each annuity option may be elected on either a variable annuity or a fixed annuity basis, or a combination of the two. We may make other annuity options available on request. Except for variable


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

     annuity payment under Option 4, once annuity payments have commenced you cannot surrender an annuity benefit and receive a single sum settlement in lieu thereof. If you fail to elect an annuity option, and your entire contract value is in the fixed account(s), a fixed annuity will be provided and the annuity option will be a life annuity with cash refund. If a portion of your contract value is allocated to the variable sub-accounts, a fixed and/or variable annuity will be provided proportionate to the allocation of your available value and the annuity option will be Option 2A, a life annuity with a period certain of 120 months, unless a shorter period certain is needed to meet IRS requirements.

     OPTION 1 -- LIFE ANNUITY This is an annuity payment option which is payable monthly during the lifetime of the annuitant and it terminates with the last scheduled payment preceding the death of the annuitant. This option offers the maximum monthly payment (of those options which involve a life contingency) since there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

     OPTION 2 -- LIFE ANNUITY WITH A PERIOD CERTAIN OF 120 MONTHS (OPTION 2A), 180 MONTHS (OPTION 2B), OR 240 MONTHS (OPTION 2C) This is an annuity payment option which is payable monthly during the lifetime of the annuitant, with the guarantee that if the annuitant dies before payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain. If the beneficiary so elects at any time during the remainder of the period certain, the present value of the remaining guaranteed number of payments, based on the then current dollar amount of one such payment and using the same interest rate which served as a basis for the annuity, shall be paid in a single sum to the beneficiary.

     OPTION 3 -- JOINT AND LAST SURVIVOR ANNUITY This is an annuity payment option which is payable monthly during the joint lifetime of the annuitant and a designated joint annuitant and continuing thereafter during the remaining lifetime of the survivor. Under this option there is no guarantee of a minimum number of payments or continuation of payments to beneficiaries. If this option is elected, the contract and payments shall then be the joint property of the annuitant and the designated joint annuitant. It would be possible under this option for both annuitants to receive only one annuity payment if they both died prior to the due date of the second annuity payment, two if they died before the due date of the third annuity payment, etc.

     OPTION 4 -- PERIOD CERTAIN ANNUITY This is an annuity payment option which is payable monthly for a period certain of 10 to 20 years, as you choose; our consent is required for any other period of years. At any time prior to the annuitant's death, the annuitant may elect to withdraw the commuted value of any portion of the remaining annuity payments as determined by Minnesota Life. Redemption requests for any period certain annuity may not be less than the minimum contract withdrawal amount. Commutation prior to death is not available on any amounts in the fixed account(s).

     If the annuitant dies before all payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain, or be commuted to a present value as determined by Minnesota Life and paid as either a single sum or applied to effect a life annuity under Option 1 or Option 2, at the beneficiary's election.

     If you have elected an optional GMWB, GLWB or GLWB II benefit and it is still in effect when you reach the maximum maturity date, we will offer you a fifth annuity option. For GMWB, this option provides a fixed annuity payment equivalent on an annual basis to your maximum GAW until the GWB is reduced to zero at which point annuity payments will cease. For GLWB and GLWB II, the


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

     annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life (or the life of the joint owner or designated life, where applicable). These options will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should consider requesting an annuitization illustration if you have questions about which annuity option is appropriate for you.

     CALCULATION OF YOUR FIRST ANNUITY PAYMENT

     The contract value, adjusted for any applicable market value adjustment for amounts in the guaranteed term account, is available to provide annuity payments. Some states impose a premium tax on the amounts used to provide annuity payments. These taxes may vary based on the type of plan involved and we may deduct these amounts from the amount available to provide annuity payments.

     The amount of the first monthly payment depends on the annuity payment option elected, gender (except in tax-qualified plans that require the use of genderless rates), and the adjusted age of the annuitant and any joint annuitant. A formula for determining the adjusted age is contained in your contract.

     The contract contains tables which show the dollar amount of the first monthly payment for each $1,000 of value applied for fixed or variable annuity payment options. If, when payments are elected, we are using tables of annuity rates for this contract which are more favorable, we will apply those rates instead.

     If you elect a variable annuity payment, the first monthly payment is determined from the applicable tables in the contract. This initial payment is then allocated in proportion to your value in each sub-account of the variable annuity account. A number of annuity units is then determined by dividing this dollar amount by the then current annuity unit value for each sub-account. Thereafter, the number of annuity units remains unchanged during the period of annuity payments, except for transfers and in the case of certain joint annuity payment options which provide for a reduction in payment after the death of the annuitant.

     A 4.50% assumed investment return (AIR) is used for the initial variable annuity payment determination. This would produce level annuity payments if the net investment factor remained constant at 4.50% per year. Subsequent variable annuity payments will decrease, remain the same or increase depending upon whether the actual net investment factor is less than, equal to, or greater than 4.50%. (See section entitled "Value of Annuity
     Unit").

     Annuity payments are generally made as of the first day of a month, unless otherwise agreed to by us. The contract requires that we receive notice of election to begin annuity payments at least thirty days prior to the annuity commencement date.

     AMOUNT OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

     The dollar amount of the second and later variable annuity payments is equal to the number of annuity units determined for each sub-account multiplied by the current annuity unit value for that sub-account. This dollar amount may increase or decrease from month to month.


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

     VALUE OF THE ANNUITY UNIT

     The value of an annuity unit for each sub-account of the variable annuity account will vary to reflect the investment experience of the applicable portfolio(s). It will be determined by multiplying:

     (a) the value of the annuity unit for that sub-account for the preceding valuation date by;

     (b) the net investment factor (as defined in "Special Terms") for that sub-account for the valuation date for which the annuity unit value is being calculated; and by

     (c) a factor that neutralizes the assumed investment return. This factor reverses the assumed investment return (AIR) which is used to calculate the initial variable payment and annuity units. It substitutes the performance of the underlying funds in place of the AIR to determine the increase or decrease in the value of the annuity units.

     TRANSFERS AFTER YOU HAVE ANNUITIZED YOUR CONTRACT

     After you annuitize, we hold amounts as "reserves" for our obligations to make annuity payments under your contract. You specify where we hold those reserves by choosing your payment allocation. If you specify a sub-account of the variable annuity account, then the amount of your annuity payments will vary with the performance of that sub-account. Amounts held as annuity reserves may be transferred among the sub-accounts. Annuity reserves may also be transferred from a variable annuity to a fixed annuity during this time. The change must be made by a written request. The annuitant and joint annuitant, if any, must make such an election.

     There are restrictions to such a transfer:

          - We must receive the written request for an annuity transfer in the home office at least 3 days in advance of the due date of the annuity payment subject to the transfer. A transfer request received less than 3 days prior to the annuity payment due date will be made as of the next annuity payment due date.

     Upon request, we will provide you with annuity reserve amount information by sub-account.

     A transfer will be made on the basis of annuity unit values. The number of annuity units being transferred from the sub-account will be converted to a number of annuity units in the new sub-account. The annuity payment option will remain the same and cannot be changed. After this conversion, a number of annuity units in the new sub-account will be payable under the elected option. The first payment after conversion will be of the same amount as it would have been without the transfer. The number of annuity units will be set at the number of units which are needed to pay that same amount on the transfer date.

     Amounts held as reserves to pay a variable annuity may also be transferred to a fixed annuity during the annuity period. However, the restrictions which apply to annuity sub-account transfers will apply in this case as well. The amount transferred will then be applied to provide a fixed annuity amount. This amount will be based upon the adjusted age of the annuitant and any joint annuitant at the time of the transfer. The annuity payment option will remain the same. Amounts paid as a fixed annuity may not be transferred to a variable annuity.

     When we receive a request to make transfers of annuity reserves it will be effective for future annuity payments.


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

DEATH  BENEFITS

     BEFORE ANNUITY PAYMENTS BEGIN

     If you die before annuity payments begin, we will pay the death benefit to the beneficiary. If the owner of this contract is other than a natural person, such as a trust or other similar entity, we will pay the death benefit to the beneficiary on the death of the annuitant. The death benefit will be paid in a single sum to the beneficiary designated unless another form of settlement has been requested and agreed to by us.

     The value of the death benefit will be determined as of the valuation date coincident with or next following the day we receive due proof of death and any related information necessary. Any death benefit amounts due as an adjustment in excess of the contract value on the date we receive due proof of death will be directed into the guaranteed term account or the sub-accounts of the variable annuity account, in the same proportion that each allocation bears to the contract value on the date the death benefit is calculated, in fulfillment of the guaranteed death benefit provision of the contract. Amounts will not be directed into the DCA Fixed Account Option. The death benefit will be equal to the greater of:

     (a)  the contract value; or

     (b) the total amount of purchase payments, adjusted pro rata for partial withdrawals (including any DSC or MVA that applied to the partial withdrawal); or

     (c) if you purchased an optional death benefit when your contract was issued, the value due under the selected optional death benefit rider. (See "Optional Death Benefits" for details of this calculation.)

     Prior to any election by the beneficiary of a death benefit payment option, amounts held in the contract (including amounts paid or payable by us as a death benefit to the contract value) shall continue to be affected by the portfolio performance as allocated by the contract owner. The beneficiary has the right to allocate or transfer any amount to any available portfolio option, subject to the same limitations imposed on the contract owner.

          SURVIVING SPOUSE OPTION

          If any portion of the death benefit is payable to the designated beneficiary who is also the surviving spouse, that spouse shall be treated as the contract owner for purposes of: (1) when payments must begin, and (2) the time of distribution in the event of that spouse's death. In addition, if a surviving spouse elects to assume his or her deceased spouse's contract, there may be an adjustment to the contract value in the form of a death benefit.

          BENEFICIARY OTHER THAN A SURVIVING SPOUSE

          If the designated beneficiary is a person other than the owner's spouse, that beneficiary may: (1) elect an annuity option measured by a period not longer than that beneficiary's life expectancy only so long as annuity payments begin not later than one year after the death, or (2) take the entire value in the contract within five years after death of the owner. If there is no designated beneficiary, then the entire value in the contract must be distributed within five years after death of the owner.

     Alternatively, and if permitted by the IRS, a beneficiary may elect to receive a systematic distribution over a period not exceeding the beneficiary's life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under Section 401(a)(9) of the Internal Revenue Code.

     Below is an overview of some of the more common scenarios and who would receive the death benefit (if any) under the contract terms.

     IF DEATH OCCURS BEFORE ANNUITY PAYMENTS BEGIN:

                      IF:                                                  THEN:
-----------------------------------------------   ------------------------------------------------------
The contract owner dies; and                      The joint contract owner receives the death benefit
     -    there is a surviving joint contract
          owner; and
     -    the annuitant is either living or
          deceased.

The contract owner dies; and                      The designated beneficiary receives the death benefit
     -    there is no joint contract owner; and
     -    the annuitant is either living or
          deceased.

The contract owner dies; and                      Contract owner's estate receives the death benefit
     -    there is no joint contract owner; and
     -    there is no designated beneficiary
          (or all of the beneficiaries pre-
          decease the contract owner); and
     -    the annuitant is either living or
          deceased

The annuitant dies; and                           The contract owner may name a new annuitant
     -    contract owner is living

The annuitant dies; and                           The designated beneficiary receives the death benefit.
     -    the contract owner is a non-natural
          person, such as a trust

     OPTIONAL DEATH BENEFITS

     At the time you purchase your contract you may elect one of the optional death benefits. You must be 75 years old or less in order to elect one of these options and you must elect it when you submit your application. ONCE ELECTED YOU MAY NOT CHANGE IT. There is a particular charge associated with each optional death benefit. See "Optional Contract Rider Charges" for more information. Each optional contract feature may or may not be beneficial to you depending on your specific circumstances. You should consult with your tax advisor and your financial advisor before you elect any optional features. These optional death benefits are subject to state availability and we reserve the right to stop offering any option(s) at any time.

     HIGHEST ANNIVERSARY VALUE DEATH BENEFIT OPTION

     The Highest Anniversary Value death benefit option provides for a periodic calculation of a death benefit based on the highest contract value on contract anniversaries as described below.

     The highest anniversary value will be determined on every contract anniversary prior to and including the contract anniversary following your 80th birthday. On the day your death benefit is determined, the highest anniversary value is equal to the greater of:

     (a)  the contract value; or

     (b) the previous highest anniversary value increased by any purchase payments and reduced pro-rata for amounts withdrawn since the previous highest anniversary value was determined.

     Where joint owners exist, there will be no further highest anniversary values determined after the contract anniversary following the 80th birthday of the oldest joint owner. After the death of the first joint owner, determination of new highest anniversary values may resume on the next contract anniversary if the surviving joint owner continues the contract. Death benefit guarantees continue to apply and will be based on the age of the surviving owner.

     This death benefit option will terminate at the earliest of the payment of all death benefits available under the contract, termination or surrender of the contract, or the annuity commencement date where all remaining contract value has been applied to provide annuity payments.

           HIGHEST ANNIVERSARY VALUE DEATH BENEFIT RIDER ILLUSTRATION

                                                            HIGHEST
  CONTRACT              PURCHASE PAYMENT       CONTRACT   ANNIVERSARY    DEATH
ANNIVERSARY   AGE   ADJUSTED FOR WITHDRAWALS     VALUE       VALUE      BENEFIT
-----------   ---   ------------------------   --------   -----------   -------
      0        65              10,000           10,000            0      10,000
      1        66              10,000            9,000        9,000      10,000
      2        67              10,000            8,000        9,000      10,000
      3        68              10,000            9,000        9,000      10,000
      4        69              10,000           11,000       11,000      11,000
      5        70              10,000           13,500       13,500      13,500
      6        71              10,000            9,000       13,500      13,500
      7        72              10,000           10,000       13,500      13,500
      8        73              10,000           12,000       13,500      13,500
      9        74              10,000           14,000       14,000      14,000
     10        75              10,000           12,000       14,000      14,000
     11        76              10,000           15,000       15,000      15,000
     12        77              10,000           17,000       17,000      17,000
     13        78              10,000           19,000       19,000      19,000
     14        79              10,000           21,200       21,200      21,200
     15        80              10,000           23,000       23,000      23,000
     16        81              10,000           24,000       23,000      24,000

                                    [CHART]

     To illustrate the highest anniversary value death benefit rider, assume a contract is issued to an owner at age 65. A single $10,000 purchase payment is made into the variable annuity account and there are no subsequent withdrawals.

     On the 10th contract anniversary (owner age 75), the highest anniversary value exceeds the contract value ($12,000) and purchase payments adjusted for withdrawals ($10,000). Therefore, the death benefit is equal to $14,000.

     On the 15th contract anniversary (owner age 80), both the highest anniversary value and contract value are $23,000. Since this value exceeds the purchase payments adjusted for withdrawals ($10,000), the death benefit is equal to $23,000. After the 15th contract anniversary (owner ages 81 and older), the highest anniversary value cannot exceed the highest anniversary value for the contract anniversary following the owner's 80th birthday.

     On the 16th contract anniversary (owner age 81), for example, the highest anniversary value is not increased to the contract value. Instead, the highest anniversary value remains $23,000, the highest anniversary value at owner age 80. Therefore, the death benefit at owner age 81 is equal to the $24,000 contract value.

     PREMIER DEATH BENEFIT OPTION

     The Premier Death Benefit option provides for a death benefit equal to the greater of the Highest Anniversary value, or the 5% Death Benefit Increase value.

     The Highest Anniversary value is described above. The 5% Death Benefit Increase value is determined as follows:

     On the day your death benefit is determined, the 5% Death Benefit Increase value is equal to the sum of:

     (a) the portion of the contract value in any fixed account and guaranteed term account; and

     (b) purchase payments and transfers into the variable annuity account, less withdrawals and transfers out of the variable annuity account, accumulated to the earlier of the date we receive due proof of death or the contract anniversary following your 80th birthday at an interest rate of 5%, compounded annually.

     The 5% Death Benefit Increase value shall not exceed 200% of the sum of purchase payments adjusted pro rata for any amounts previously withdrawn. If you die after the contract anniversary following your 80th birthday, the 5% Death Benefit Increase value will be as of the contract anniversary following your 80th birthday, subject to the limit set forth above, less subsequent amounts withdrawn.

     Where joint owners exist, there will be no further highest anniversary value determined or accumulation of the 5% Death Benefit Increase value after the contract anniversary following the 80th birthday of the oldest joint owner. After the death of the first joint owner, determination of the new highest anniversary value and accumulation of the 5% death benefit increase value may resume if the surviving joint owner continues the contract. Death benefit guarantees continue to apply and will be based upon the age of the surviving owner.

     This death benefit option will terminate at the earliest of the payment of all death benefits available under the contract; termination or surrender of the contract; or the annuity commencement date where all remaining contract value has been applied to provide annuity payments.

                    PREMIER DEATH BENEFIT RIDER ILLUSTRATION

                                                                           5%
                                                                         DEATH
                                                            HIGHEST     BENEFIT
  CONTRACT              PURCHASE PAYMENT       CONTRACT   ANNIVERSARY   INCREASE    DEATH
ANNIVERSARY   AGE   ADJUSTED FOR WITHDRAWALS     VALUE       VALUE       VALUE     BENEFIT
-----------   ---   ------------------------   --------   -----------   -------    -------
      0        65            10,000             10,000            0      10,000     10,000
      1        66            10,000              9,000        9,000      10,500     10,500
      2        67            10,000              8,000        9,000      11,025     11,025
      3        68            10,000              9,000        9,000      11,576     11,576
      4        69            10,000             11,000       11,000      12,155     12,155
      5        70            10,000             13,500       13,500      12,763     13,500
      6        71            10,000              9,000       13,500      13,401     13,500
      7        72            10,000             10,000       13,500      14,071     14,071
      8        73            10,000             12,000       13,500      14,775     14,775
      9        74            10,000             14,000       14,000      15,513     15,513
     10        75            10,000             12,000       14,000      16,289     16,289
     11        76            10,000             15,000       15,000      17,103     17,103
     12        77            10,000             17,000       17,000      17,959     17,959
     13        78            10,000             19,000       19,000      18,856     19,000
     14        79            10,000             21,200       21,200      19,799     21,200
     15        80            10,000             23,000       23,000      20,000     23,000
     16        81            10,000             24,000       23,000      20,000     24,000

     To illustrate the premier death benefit option, assume a contract is issued to an owner at age 65. A single $10,000 purchase payment is made into the variable annuity account and there are no subsequent withdrawals.

     On the 10th contract anniversary (owner age 75), the 5% Death Benefit Increase value exceeds the contract value ($12,000), the purchase payments adjusted for withdrawals ($10,000) and the highest anniversary value ($14,000). Therefore, the death benefit is equal to $16,289.

     On the 15th contract anniversary (owner age 80), the Highest Anniversary value and contract value are equal and exceed both the purchase payments adjusted for withdrawals ($10,000) and 5% Death Benefit Increase value ($20,000). Therefore, the death benefit is equal to $23,000.

     After the 15th contract anniversary (owner ages 81 and older), neither the Highest Anniversary value nor 5% Death Benefit Increase value can exceed their respective values for the contract anniversary following the owner's 80th birthday. On the 16th contract anniversary (owner age 81), the contract value exceeds the purchase payments adjusted for withdrawals ($10,000), the Highest Anniversary value ($23,000) and the 5% Death Benefit Increase value ($20,000). Therefore, the death benefit is equal to the $24,000 contract value.

     ESTATE ENHANCEMENT BENEFIT (EEB) OPTION:

          - You may only elect this option at the time your contract is issued.

          - Once you elect this option you may not terminate or cancel the option.

          - The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

     This contract option provides an additional amount to be added to the death benefit proceeds that become payable upon your death. It is designed to help pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the EEB option will be adequate to cover any such expenses that your heirs may have to pay. If any contract owner dies before annuity payments begin, we will pay the EEB to the beneficiary. If the contract owner is a non-natural person, we will pay the EEB to the beneficiary based on the death of the annuitant.

     If you elect the EEB option, the interest rate which will be credited to any amounts in your contract which you choose to be allocated into fixed accounts (including the DCA Fixed Account Option and any guarantee periods of the guaranteed term account), may be lower than the interest rate credited to a contract where the EEB option was not elected. This reduced interest rate helps to pay for the EEB benefit since the EEB benefit is based on all of the gain in your contract, including any interest credited under the fixed account options. The interest rate used will in no event be less than the minimum guaranteed interest rate for your contract.

     FOR EXAMPLE:

     Assume a contract with a $10,000 purchase payment allocated entirely into the fixed account of the contract and the contract owner elects the EEB option. If the current interest rate credited for this fixed account is 3.50% generally, the interest rate credited will be 3.25% if the EEB option is elected.

     At the end of the first contract year, the contract owner will have a contract value in the fixed account of $10,325. Assuming the contract owner was under age 70, took no withdrawals, had the guaranteed minimum death benefit and died at the end of the first contract year, the EEB benefit would be $130. This is arrived at in the following way: death benefit amount, in this case contract value ($10,325) less purchase payments not previously withdrawn ($10,000) equals $325; multiplied by 0.40%, which equals $130. The 200% "cap" of purchase payments ($20,000 in this example) would not have been triggered, so the EEB benefit for this example is $130.

     Using the same assumptions as above, a contract owner who did NOT elect the EEB option would have received $25 in additional interest in his/her contract due to the higher interest rate credited (3.50% versus 3.25%), but that contract owner would not receive the EEB benefit of $130.

     The Estate Enhancement Benefit is calculated as follows:

     If the age of the contract owner (or annuitant as applicable) is less than 70 years old as of the contract date, the EEB is equal to 40% of the lesser of:

     (a) the calculated death benefit amount of the death benefit you selected less purchase payments not previously withdrawn; or

     (b) 200% of purchase payments not previously withdrawn, reduced starting with the third contract year, by any purchase payments received within the previous twelve months.

     If the age of the contract owner (or annuitant as applicable) is equal to or greater than 70 years old as of the contract date, the EEB is equal to 25% of the lesser of:

     (a) the calculated death benefit amount of the death benefit you selected less purchase payments not previously withdrawn; or

     (b) 200% of purchase payments not previously withdrawn, reduced starting with the third contract year, by any purchase payments received within the previous twelve months.

     The age used in determining the EEB is determined at the time the contract is issued. Where joint owners exist, the age of the oldest joint owner as of the contract date will be used in determining the EEB. If the owner of the contract is other than a natural person, the age of the oldest annuitant as of the contract date will be used in determining the EEB.

     The value of the EEB will be determined as of the valuation date coincident with or next following the day we receive due proof of death at our home office. Any amounts due as an EEB will be directed into the guaranteed term account, or the sub-accounts of the variable annuity account based on the same proportion that each bears in the contract value on the date the benefit is calculated.

     If the surviving spouse of a deceased contract owner is the sole beneficiary of the contract and elects to continue the contract, the spouse may choose to:

     Option A: Continue the EEB option. In this case the EEB amount is not calculated until the death of the surviving spouse making this election and charges for the option will continue to apply; or

     Option B: Stop the EEB option. In this case the EEB amount is calculated and added to the contract. The EEB option is then terminated and the additional 0.25% charge for the option will cease.

     A surviving spouse must make this election within 30 days of the date proof of death is provided to us at our home office. If no election is made within that time by the surviving spouse, Option B will apply and the EEB option will terminate. If there are any non-spouse beneficiaries in addition to the surviving spouse on a contract, only Option B will apply.

     This rider will terminate on the earliest of:

          -    the payment of the EEB available;

          -    termination or surrender of the contract; or

          -    the date on which the contract has been fully annuitized.

     DEATH BENEFITS AFTER ANNUITY PAYMENTS BEGIN

     If the annuitant dies on or after annuity payments have started, we will pay whatever amount may be required by the terms of the annuity payment option selected. The remaining value in the contract must be distributed at least as rapidly as under the option in effect at the annuitant's death.

OTHER CONTRACT OPTIONS (LIVING BENEFITS)

     Effective May 15, 2009, we are suspending availability of the following optional living benefits:

          -    Guaranteed Minimum Withdrawal Benefit (GMWB)

          -    Guaranteed Lifetime Withdrawal Benefit II - Single (GLWB II -
               Single)

          -    Guaranteed Lifetime Withdrawal Benefit II - Joint (GLWB II -
               Joint)

     Applications, election forms, and any related transfer paperwork must be signed no later than May 15, 2009 and received by the home office no later than close of the New York Stock Exchange on Friday, May 22, 2009. This suspension does not impact the terms of any guarantees provided under previously issued living benefits.

     Your contract may also allow you to choose an optional contract feature described below. These are sometimes referred to as "living benefits" and may not be available in every state. We reserve the right to stop offering any or all of the contract options at any time. Before you elect a living benefit you should consider it's specific benefits and features carefully. Optional contract features may or may not be beneficial to you depending on your specific circumstances.

     In considering your specific circumstances, you may wish to consider how long you intend to hold the contract; how long you may be required to hold the contract before you may access the benefit; whether you intend to take withdrawals from the contract, including how much and how frequently; whether you intend to annuitize the contract; what kind of assurances you are seeking in a benefit. Other considerations may apply to your circumstances. There is also a specific charge associated with each contract option which is described in detail in the "Optional Contract Rider Charges" section of this Prospectus. The longer you are required to hold the contract before the benefit may be utilized generally the more you will pay in charges.

     None of the living benefits guarantees an investment return in your contract value nor do they guarantee that the income or amounts received will be sufficient to cover any individual's particular needs. You should consider whether the benefits provided by the option and its costs (which reduce contract value) are consistent with your financial goals.

     All living benefit options terminate once the contract moves into the pay-out phase, (i.e., once the contract is annuitized). In purchasing your contract and when considering the election of a living benefit in this contract, you should also consider whether annuitizing the contract will produce better financial results for you than a living benefit option. You should discuss these important considerations with your financial advisor or tax advisor before making a determination.

     GUARANTEED INCOME PROVIDER BENEFIT (GIPB) OPTION:

     The GIPB option is a type of guaranteed minimum income benefit. The GIPB option guarantees a stated or fixed income payment in the pay-out phase of your annuity contract, for the annuity options set forth below. It is designed to help protect you against poor investment performance before annuitization of your contract. It does not however, guarantee a contract value or minimum return for any investment option or for the contract. All requests to elect this option must be in writing on a form provided by us.

          - If you do not intend to annuitize your contract, you will not receive the benefit of this option, and therefore this option may not be appropriate for you.

          - You may elect this option when your contract is issued or within 30 days following any contract anniversary date. The option will be effective on either the issue date or contract anniversary date.

          - Once you elect this option you may not terminate or cancel the option.

          - The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

          - You may not elect this option in combination with either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Lifetime Withdrawal Benefit.

     This option may be exercised by the contract owner on or within 30 days following a contract anniversary, after a 10 year waiting period from the effective date of the option. However, it may not be exercised after the contract anniversary following the earlier of the oldest annuitant's 90th birthday or the oldest contract owner's 90th birthday. After that date the option and associated charge will automatically terminate. If the owner is a non-natural person, the age of the oldest annuitant is the basis for determining the benefit.

     If you wish to annuitize only a portion of your contract and invoke this option you may do so once, however, you must annuitize at least one-half of your contract value as of the date you elect to annuitize. To invoke this option at any other time you must annuitize your entire contract value. In addition, under the GIPB option, only a fixed annuity is available and only the following annuity options are available to you if you exercise the GIPB option:

          -    Option 1 - Life Annuity

          - Option 2 - Life Annuity with a Period Certain of 120 months (Option 2A), 180 months (Option 2B) or 240 months (Option 2C)

          -    Option 3 - Joint and Last Survivor Annuity

     The GIPB option is equal to a fixed annuity payment amount. The fixed annuity payment amount is equal to the following formula: the Guaranteed Income Provider Basis, adjusted for any premium taxes not previously deducted, and applied to the annuity tables that accompany the GIPB option. The annuity tables that accompany the GIPB option supersede those annuity tables that were issued with your base contract, but only if you invoke the GIPB option. These tables are more conservative than those issued with the base contract. The dollar amount of the annuity payment will depend on the annuity option selected, the amount applied and the age of the annuitant (and joint annuitant if applicable).

     THE GUARANTEED INCOME PROVIDER BASIS IS THE GREATER OF:

          - the Guaranteed Income Provider Highest Anniversary Value prior to the date annuity payments are elected, increased by any purchase payments and reduced using the reduction procedure for the Guaranteed Income Provider Highest Anniversary Value defined below for amounts withdrawn or annuitized since the previous Guaranteed Income Provider Highest Anniversary Value was determined; or

          -    the Guaranteed Income Provider 5% Increase Value.

     THE GUARANTEED INCOME PROVIDER HIGHEST ANNIVERSARY VALUE IS EQUAL TO THE GREATER OF:

          -    the contract value; or

          - the previous Guaranteed Income Provider Highest Anniversary Value increased by any purchase payments and reduced using the reduction procedure for the Guaranteed Income Provider Highest Anniversary Value defined below for amounts withdrawn or annuitized since the previous Guaranteed Income Provider Highest Anniversary Value was determined.

     The Guaranteed Income Provider Highest Anniversary Value will be determined on every contract anniversary starting with the contract anniversary on which this option was effective, up to and including the contract anniversary following your 85th birthday.

     REDUCTION PROCEDURE FOR THE GUARANTEED INCOME PROVIDER HIGHEST ANNIVERSARY
     VALUE:

     A withdrawal or annuitization will reduce the Guaranteed Income Provider Highest Anniversary Value as follows:

     (i) On a dollar-for-dollar basis if the cumulative withdrawal and annuitization amount, including the current withdrawal or annuitization, occurring during the current contract year is less than or equal to 5% of the Guaranteed Income Provider Highest Anniversary Value as of the most recent contract anniversary.

     (ii) On a pro rata basis if the cumulative withdrawal and annuitization amount, including the current withdrawal or annuitization, occurring during the current contract year is greater than 5% of the Guaranteed Income Provider Highest Anniversary Value as of the most recent contract anniversary. The pro rata adjustment will reduce the Guaranteed Income Provider Highest Anniversary Value by the proportion that the current amount withdrawn or annuitized bears to the contract value just prior to the withdrawal or annuitization.

     THE GUARANTEED INCOME PROVIDER 5% INCREASE VALUE IS EQUAL TO THE SUM OF:

          - the portion of the contract value in any fixed account and all of the guarantee periods of the Guaranteed Term Account; and

          - Purchase Payments and transfers into the variable annuity account reduced for withdrawals, annuitizations and transfers out of the variable annuity account using the reduction procedure defined below, accumulated to the earlier of the date annuity payments are elected or the contract anniversary following your 85th birthday at an interest rate of 5%, compounded annually.

     Please note, after the contract anniversary following your 85th birthday, the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value will not increase further. Any amounts withdrawn, annuitized or transferred out of the variable annuity account will reduce the value using the reduction procedure for the Guaranteed Income Provider 5% Increase Value, as described below.

     REDUCTION PROCEDURE FOR THE GUARANTEED INCOME PROVIDER 5% INCREASE VALUE:

     A withdrawal, annuitization, or transfer out of any fixed account or the Guaranteed Term Account will reduce the Guaranteed Income Provider 5% Increase Value on a dollar for dollar basis.

     A withdrawal, annuitization, or transfer out of the variable annuity account will reduce the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value as follows:

     (i) On a dollar-for-dollar basis if the cumulative withdrawal, annuitization, and transfer out amount from the variable annuity account, including the current withdrawal, annuitization, or transfer from the variable annuity account, occurring during the current contract year is less than or equal to 5% of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value as of the most recent contract anniversary.

     (ii) On a pro rata basis if the cumulative withdrawal, annuitization, and transfer out amount; including the current withdrawal, annuitization, or transfer from the variable annuity account; occurring during the current contract year is greater than 5% of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value as of the most recent contract anniversary. The pro rata adjustment will reduce the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value by the proportion that the current amount withdrawn, annuitized, or transferred out of the variable annuity account bears to the contract value in the variable annuity account just prior to the withdrawal, annuitization, or transfer.

     At no time shall either the Guaranteed Income Provider Highest Anniversary Value or the Guaranteed Income Provider 5% Increase Value exceed 200% of the sum of the contract value as of the effective date of the option, plus any subsequent purchase payments received more than 12 months prior to the date annuity payments are elected, adjusted pro rata for subsequent withdrawals and annuitizations.

     Where joint owners exist, there will be no further Guaranteed Income Provider Highest Anniversary Values determined or accumulation of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value after the contract anniversary following the 85th birthday of the oldest joint owner. After the death of the first joint owner, determination of new Guaranteed Income Provider Highest Anniversary Values and accumulation of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value may resume if the surviving joint owner continues the contract.

     If a surviving spouse elects to assume his or her deceased spouse's contract, this option and its associated charge will continue to be effective and based upon the new owner's age as long as it is less than or equal to age 90. In the event the surviving spouse's age is greater than 90, the option and its charge will automatically terminate.

     This option and its associated charge will also terminate automatically in the following circumstances:

          -    the contract is fully annuitized;

          -    the contract is terminated or surrendered; or

          - the contract anniversary following the oldest contract owner or annuitant's 90th birthday.

     GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) OPTION:

     NO APPLICATIONS OR REQUESTS FOR THIS RIDER WILL BE ACCEPTED AFTER MAY 15, 2009.

     EFFECTIVE MAY 15, 2009, WE ARE SUSPENDING AVAILABILITY OF THIS OPTION.

     This contract option provides for a guarantee that allows a contract owner to withdraw an amount from the contract each contract year up to a specified maximum amount, known as the Guaranteed Annual Withdrawal, until the Guaranteed Withdrawal Benefit is reduced to zero. If you withdraw amount(s) in excess of the Guaranteed Annual Withdrawal, you will reduce the benefit you receive with this contract option.

          - Election of this option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you. Amounts taken under the GMWB will first be taken from your contract value as described below. Our obligation to pay you more than your contract value will only arise in certain circumstances. Therefore, as you consider election of this option you should consider whether the value of the benefit and the level of protection that the option provides you, along with its costs, are consistent with your financial objectives and the assurances you are seeking.

          - You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GMWB effective date.

          - Beginning 7 years after the GMWB effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

          - Your entire contract value must be allocated to an investment option or allocation plan approved and maintained by us while this option is in effect.

          - The oldest contract owner (or annuitant, if a non-natural contract owner) must be under age 81 at the time the rider becomes effective.

          - You may not elect this contract option if you have selected the Premier Death Benefit optional death benefit for your contract. In addition, you may not elect this contract option in combination with any other living benefit.

          - This rider may not be purchased for a "stretch" IRA or other "decedent" type account.

     The GMWB option is designed to provide a benefit that guarantees the contract owner a minimum withdrawal amount, regardless of underlying sub-account performance, during the contract's deferral period. This option does not guarantee any investment gains nor does it guarantee any lifetime income payments. Several examples to help show how this option works are included in Appendix D.

     In each contract year, you may withdraw up to the Guaranteed Annual Withdrawal (GAW) from your contract until the Guaranteed Withdrawal Benefit
     (GWB) is reduced to zero. The method used to calculate the GAW and the GWB is described below.

     This contract option also provides for an opportunity in certain cases to increase the GWB or reset the GWB amount as described further below in the sections entitled: "Guaranteed Withdrawal Benefit Enhancement" and "Guaranteed Withdrawal Benefit Reset Option."

     CALCULATING THE INITIAL GWB AND GAW

     The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times. The initial GAW for your contract will be equal to 7% of the GWB.

     Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, withdrawals exceed the GAW in a contract year, or as otherwise described below.

     ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

     The GWB will be increased by the amount of any subsequent purchase payments. The GAW will be recalculated and will be equal to the greater of:
     (a) GAW prior to the purchase payment; or (b) 7% of the new GWB determined at the time the subsequent purchase payment is applied. After the first contract year following the GMWB effective date we restrict the application of subsequent purchase payments to the GWB to $100,000 without our prior written approval. Currently this restriction is being waived.

     ADJUSTMENTS FOR WITHDRAWALS

     Each contract year you may withdraw an amount less than or equal to the GAW. Such withdrawals will reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAW. If withdrawals in any contract year are less than the GAW, the additional amount may not be carried forward to future contract years. Withdrawals will be taken pro rata from your values in any fixed account and each sub-account of the variable annuity account. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the GWB and GAW.

     Withdrawals in excess of the GAW or the Required Minimum Distribution (RMD) for this contract (whichever might be greater) if part of a tax qualified plan, in any one contract year, will cause both the GWB and GAW to be recalculated. In that case, the GWB will be reduced to the lesser of:

     (a)  the contract value after the excess withdrawal; or

     (b) the GWB prior to the excess withdrawal less the amount of the withdrawal.

     The GAW will also be adjusted to equal the lesser of:

     (a)  GAW prior to the withdrawal; or

     (b)  the greater of either:

          (i)  7% of the recalculated GWB; or

          (ii) 7% of the current contract value after the withdrawal.

     For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

     If the contract value is reduced to zero and the GWB immediately after the withdrawal is greater than zero, the contract will enter the automatic payment phase. During this phase, no additional purchase payments may be made and all other contract features, benefits, and guarantees except the guarantees provided by this rider are terminated. You may elect to receive the GAW at any frequency offered by us, but no less frequently than annually, until the GWB reaches zero. Once selected, the frequency may not be changed without our prior consent. If you die before the GWB reaches zero, the remaining payments will be made to your beneficiaries. When the GWB reaches zero, this rider terminates and no further benefits are payable.

     At our discretion, we may elect to pay you a lump sum in lieu of future periodic withdrawals. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the "Interest Rate Swap" rates as reported in the Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

     Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract. Please remember that withdrawals under the GMWB are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences. For IRAs or other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to satisfy minimum required distribution requirements. Such withdrawals may exceed the GAW amount which could quickly and substantially decrease your GWB.

     IN A DECLINING MARKET, WITHDRAWALS THAT EXCEED THE GAW MAY SUBSTANTIALLY REDUCE YOUR GWB AND GAW.

     GUARANTEED WITHDRAWAL BENEFIT ENHANCEMENT

     If you do not take any withdrawals during the first three years after the GMWB effective date, your GWB will be increased on the third contract anniversary following the GMWB effective date. The GWB will be increased by an amount equal to 10% of the total of the purchase payments received within 12 months of the GMWB effective date. The GAW will be increased to 7% of the recalculated GWB.

     GUARANTEED WITHDRAWAL BENEFIT RESET OPTION

     Beginning with the third contract anniversary following the GMWB effective date and prior to your 81st birthday, you may elect to reset your GWB to your current contract value, if higher. IF YOU ELECT TO RESET THE GWB, THE RIDER CHARGE WILL BE INCREASED TO THE THEN CURRENT CHARGE FOR THE GMWB RIDER. In addition, a three year waiting period will be required before you may elect another reset. Your written request to elect to reset your GWB must be received by us within 30 days prior to the applicable contract anniversary. The GAW will also be recalculated at this time and will be equal to the greater of (a) the GAW prior to the reset, or (b) 7% of the reset GWB amount. You must request your election of the reset in writing in a form satisfactory to us, within 30 days prior to the contract anniversary.

     SUB-ACCOUNT ALLOCATION

     While this rider is in effect, your full contract value must be allocated to an allocation "plan" or option approved by us. You may satisfy this requirement by using the following approved options:

          (i)  100% allocation to one of the permitted Focused Portfolio
               Strategies: Conservative Growth, Income or Conservative Income;
               or

          (ii) allocation to any combination of the permitted Ibbotson ETF Asset Allocation Portfolios: Balanced ETF Asset Allocation Portfolio; Income and Growth ETF Asset Allocation Portfolio or Conservative ETF Asset Allocation Portfolio.

     The contract owner may elect to change from the current option to another approved option. If this rider is elected after the contract is issued, your contract value will be reallocated to the option you elected on the valuation date coincident with or next following the day the rider is effective. We reserve the right to add, delete or modify the required allocation options.

     The Focused Portfolio Strategies are discussed in the section entitled "Focused Portfolio Strategies or Models" in this Prospectus. You may also ask your representative for a brochure describing these models. In the Focused Portfolio Strategies the contract value will be automatically rebalanced each quarter according to the model you currently have chosen.

     Each of the Ibbotson ETF Asset Allocation Portfolios is a Fund of Funds. Each portfolio invests in underlying exchange traded funds, also called "ETF's". The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus. If you choose to allocate to more than one ETF Asset Allocation Portfolio, rebalancing is optional and must be elected by you.

     Each Focused Portfolio Strategy or Model, and each ETF Asset Allocation Portfolio is designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not insure a profit or protect against loss in a declining market.

     EFFECT OF PAYMENT OF DEATH BENEFIT

     If the contract owner dies before the GWB is reduced to zero and there is contract value, the beneficiary may elect to take the death benefit under the contract and the contract and this option will terminate.

     Alternatively, the beneficiary may be able to elect to continue this option (and the contract) by taking withdrawals equal in an amount to the GAW annually, over a period no longer than the beneficiary's life expectancy. If the beneficiary elects to continue this option, the charges for this option will continue to apply. If withdrawals of the GAW annually would extend beyond the beneficiary's life expectancy, the beneficiary will not be able to elect to continue the rider and the GMWB will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

     RIDER TERMINATION

     Beginning seven contract years after the GMWB effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. Once cancelled the GMWB may not be elected again until the next contract anniversary.

     The contract option will automatically terminate at the earliest of the following:

          -    if the GWB is reduced to zero; or

          - if the contract to which this rider is attached is surrendered, applied to provide annuity payments, or otherwise terminated; or

          - if the contract's death benefits are paid as a lump sum to a beneficiary under the terms of the contract.

     Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

     ANNUITY PAYMENTS

     On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In the case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

     If the GMWB option is still in effect and annuity payments are required to begin, you may choose an additional annuity option. This annuity option provides a fixed annuity payment equivalent on an annual basis to your maximum GAW, until the GWB is reduced to zero, at which point annuity payments will cease. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

     GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) OPTION:

     This contract option is designed to provide a benefit that guarantees the contract owner a minimum withdrawal amount, generally over their life regardless of underlying sub-account performance. It allows a contract owner to take withdrawals from their contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The annual GAI amount will be set based on the age of the oldest contract owner on the GLWB effective date and it will range from 4.0% to 6.0% of the Guaranteed Withdrawal Benefit (GWB). If you withdraw amount(s) in excess of the guaranteed amount you will reduce the benefit you receive under this contract option.

          - Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.

          - The oldest contract owner (or annuitant, if a non-natural contract owner) must be age 50 or over and must be under age 81 at the time the rider becomes effective.

          - You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GLWB effective date.

          - Beginning 7 years after the GLWB effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

          - Your entire contract value must be allocated to an investment option or allocation plan approved and maintained by us while this option is in effect.

          - You may not elect this contract option if you have selected the Premier Death Benefit optional death benefit or in combination with any other living benefit.

          - After the first contact year following the GLWB effective date, subsequent purchase payments that may be applied to the GLWB option are limited to a total of $25,000 in the aggregate, without our prior consent. Currently this restriction is being waived.

          - This rider may not be purchased for a "stretch" IRA or other "decedent" type account.

     The GLWB option is designed to provide a benefit that guarantees the contract owner an annual minimum withdrawal amount, regardless of underlying sub-account performance. In each contract year, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract for the longer of: (a) the duration of the contract owner's life (or in the case of joint owners, the lifetime of the first joint owner to die), or (b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix E.

     CALCULATING THE INITIAL GWB AND GAI

     The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.

     The initial GAI for your contract will be equal to the GWB multiplied by the Annual Income Percentage shown below, which is based on the age of the oldest contract owner (or oldest annuitant in the case of a non-natural owner) at the GLWB effective date. Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, a withdrawal that exceeds the GAI in a contract year, Guaranteed Annual Income Reset, or as otherwise described below.

  AGE    ANNUAL INCOME PERCENTAGE
-------  ------------------------
50 - 59            4.0%
60 - 69            5.0%
70 - 79            5.5%
  80+              6.0%

     These percentages apply for purchase payments, as well as the Guaranteed Annual Income Reset described later. When there are multiple purchase payments over several years, more than one Annual Income Percentage may apply for purposes of calculating the GAI. For example, if a purchase payment is made at age 58, the Annual Income Percentage that will apply to that payment is 4.0%. If a subsequent purchase payment is made at age 65, the Annual Income Percentage that applies to the subsequent payment is 5.0%. If there are withdrawals that exceed the GAI in any contract year, there will no longer be a single applicable Annual Income Percentage from this table since the GAI and GWB are adjusted based on the contract value at the time of the withdrawal(s).

     ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

     The GWB will be increased by the amount of any subsequent purchase payments as of the date the purchase payment is credited to the contract. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable Annual Income Percentage shown above, based on the age of the oldest contract owner (or oldest annuitant in the case of a non-natural owner) as of the date the purchase payment is credited to the contract. After the first contract year following the GLWB effective date we restrict the application of subsequent purchase payments to the GWB and GAI to $25,000 in the aggregate without our prior written approval. Currently this restriction is being waived.

     WITHDRAWALS

     Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract. Please remember that withdrawals under the GLWB are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and which may have tax consequences.

     ADJUSTMENTS FOR WITHDRAWALS LESS THAN THE GUARANTEED ANNUAL INCOME

     Each contract year you may withdraw an amount less than or equal to the GAI. Such withdrawals will immediately reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the additional amount may not be carried forward to future contract years. Withdrawals will be taken pro rata from your values in any fixed accounts and each sub-account of the variable annuity account. If you decide to annuitize your contact in an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

     ADJUSTMENTS FOR WITHDRAWALS IN EXCESS OF THE GUARANTEED ANNUAL INCOME

     Withdrawals in excess of the GAI or the Required Minimum Distribution (RMD) for this contract (whichever might be greater) if part of a qualified tax plan, in any one contract year, will cause both the GWB and GAI to be recalculated as follows:

     The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

          (a) is the GWB immediately prior to the excess portion of the withdrawal,

          (b)  is the excess portion of the excess withdrawal amount, and

          (c) is the contract value immediately prior to the excess portion of the withdrawal.

     The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

          (a)  is the GAI prior to the withdrawal,

          (b)  is the amount of the excess withdrawal, and

          (c) is the contract value immediately prior to the excess portion of the withdrawal.

     For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

     AUTOMATIC PAYMENT PHASE

     If the contract value is reduced to zero, the contract will enter the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but no less frequently than annually, until the death of the contract owner or the death of any joint owner (or annuitant in the case of a non-natural owner). Once selected, the frequency may not be changed without our prior consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, and guarantees except the guarantees provided by this rider are terminated.

     Upon the death of the contract owner or any joint owner (or annuitant in the case of a non-natural owner) before the GWB reaches zero, the GAI will be paid at least annually to your beneficiaries until the GWB reaches zero. When the GWB reaches zero, this rider terminates and no further benefits are payable. At our discretion, we may elect to pay your beneficiaries a lump sum in lieu of future periodic withdrawals. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the "Interest Rate Swap" rates as reported in the Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

     GUARANTEED ANNUAL INCOME RESET

     Beginning with the third contract anniversary following the GLWB effective date and every 3 years thereafter the GAI will go through a "Guaranteed Annual Income Reset" (GAI Reset) process. This GAI Reset will occur automatically and the charge for the contract option will not change. The new GAI will be equal to the greater of (a) or (b) where:

          (a)  is the GAI immediately prior to the GAI reset; and

          (b)  is an amount equal to: (1) multiplied by (2) where:

               1)   is the greater of the GWB or the contract value; and

               2) is the Annual Income Percentage based on the age of the oldest owner, (or oldest annuitant if a non-natural owner), at the time of the GAI reset.

     In no event however, will the new GAI be less than the old GAI. The GAI following the GAI Reset may be the same as before the GAI Reset even if the applicable Annual Income Percentage based on current age has increased.

     In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the "percentage of GAI" option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

     SUB-ACCOUNT ALLOCATION

     While this rider is in effect, your full contract value must be allocated to an allocation "plan" or option approved by us. You may satisfy this requirement by using one of the following approved options:

          (i)  100% allocation to one of the permitted Focused Portfolio
               Strategies: Conservative Growth, Income or Conservative Income;
               or

          (ii) allocation to any combination of the permitted Ibbotson ETF Asset Allocation Portfolios: Balanced ETF Asset Allocation Portfolio; Income and Growth ETF Asset Allocation Portfolio or Conservative ETF Asset Allocation Portfolio.

     The contract owner may elect to change from the current option to another approved option. If this rider is elected after the contract is issued, your contract value will be reallocated to the option you elected on the valuation date coincident with or next following the day the rider is effective. We reserve the right to add, delete or modify the required allocation options.

     The Focused Portfolio Strategies are discussed in the section entitled "Focused Portfolio Strategies or Models" in this Prospectus. You may also ask your representative for a brochure describing these models. In the Focused Portfolio Strategies the contract value will be automatically rebalanced each quarter according to the model you currently have chosen.

     Each of the Ibbotson ETF Asset Allocation Portfolios is a Fund of Funds. Each portfolio invests in underlying exchange traded funds, also called "ETF's". The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus. If you choose to allocate to more than one ETF Asset Allocation Portfolio, rebalancing is optional and must be elected by you.

     Each Focused Portfolio Strategy or Model, and each ETF Asset Allocation Portfolio is designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not insure a profit or protect against loss in a declining market.

     EFFECT OF PAYMENT OF DEATH BENEFIT

     At the death of the first contract owner (or first annuitant if a non-natural owner) and if the contract owner (or annuitant, as applicable) die before the GWB is reduced to zero and there is contract value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.

     Alternatively, the beneficiary may be able to elect to continue this option (and the contract) by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary's life expectancy. No additional purchase payments may be made and no additional GAI Reset will occur. If the beneficiary elects to continue the GLWB option, the charges for this option will continue to apply. If your designated beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary's life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

     RIDER TERMINATION

     Beginning seven contract years after the GLWB effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. The termination effective date will be on the contract anniversary date. Once cancelled the GLWB may not be elected again until the next contract anniversary, subject to availability.

     The GLWB option will automatically terminate at the earliest of the following:

          -    the date of termination or surrender of the contract; or

          - any change of the contract owner or joint contract owner after the GLWB effective date, or in the case of a non-natural owner, any change of the annuitant or joint annuitant after the GLWB effective date; or

          - the annuity commencement date where all remaining contract value has been applied to provide annuity payments; or

          - the date any death benefits are paid either as a lump sum or as an adjustment to the contract value under the terms of the contract; or

          - the date the GWB is reduced to zero following the death of the contract owner, the first joint owner, or in the case of a non-natural owner, the annuitant or any joint annuitant.

     Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

     ANNUITY PAYMENTS

     On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

     If annuity payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

     CONVERSION

     If you have previously elected the GMWB option for your contract we will waive the prohibition on the termination for 7 years and allow you to terminate the GMWB option if you elect the GLWB option at the same time. You must request this "conversion" in writing within 30 days prior to the contract anniversary in a form satisfactory to us. As of the contract anniversary date, the GMWB option will be terminated. The GLWB option will then be effective as of the contract anniversary date based on the contract values on that date. The GWB value, as it existed under your GMWB even if greater than the contract value on the contract anniversary date, will be eliminated and the GWB value under the GLWB option will be the contract value on the contract anniversary date.

     YOU SHOULD CONSIDER THE FOLLOWING BEFORE YOU MAKE ANY ELECTION TO CONVERT YOUR GMWB TO THE GLWB:

          - Because the GLWB will be established based on contract value at the date of conversion, if your contract value has declined since you purchased the GMWB option, the GWB in the GLWB will be lower.

          - Your GAI under the GLWB will potentially be lower than any GAW under the GMWB. This means that your annual withdrawal amounts may be lower under the GLWB than under the GMWB option.

          - If you are concerned about outliving the GWB under the GMWB option you may wish to consider the GLWB option.

          - If you are looking for lifetime income for two lives or joint owners, annuitization may be more appropriate for you than either GMWB or GLWB.


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     We reserve the right to eliminate this waiver of the 7 year requirement for termination on the GMWB option at any time.

     GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-SINGLE (GLWB II-SINGLE) OPTION:

     NO APPLICATIONS OR REQUESTS FOR THIS RIDER WILL BE ACCEPTED AFTER MAY 15, 2009.

     EFFECTIVE MAY 15, 2009, WE ARE SUSPENDING AVAILABILITY OF THIS OPTION.

          - This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally OVER THE CONTRACT OWNER'S LIFE, regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the contract owner's 59th birthday or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit described below.

          - Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.

          - Beginning 7 years after the GLWB II-Single effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

          - If you take withdrawals prior to the Benefit Date or in excess of the annual guaranteed amount, you will reduce the benefit you receive.

          - The oldest contract owner (or annuitant, if a non-natural contract owner) must be age 50 or over and must be under age 81 at the time the rider becomes effective.

          - You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GLWB II-Single effective date.

          - Your entire contract value must be allocated to an investment option or allocation plan approved and maintained by us while this option is in effect.

          - You may not elect this contract option if you have selected the Premier Death Benefit optional death benefit or in combination with any other living benefit.

          - After the first contact year following the GLWB II-Single effective date, subsequent purchase payments that may be applied to the GLWB II-Single option are limited to a total of $25,000 in the aggregate, without our prior consent. Currently this restriction is being waived.

          - This rider may not be purchased for a "stretch" IRA or other "decedent" type account.

     The GLWB II-Single option is designed to provide a benefit that guarantees the contract owner an annual minimum withdrawal amount, regardless of underlying sub-account performance. In each contract year, beginning at the Benefit Date, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract for the longer of: (a) the duration of the contract owner's life (or in the case of joint owners, the lifetime of the first joint owner to die), or (b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero.

     The Benefit Date is the later of the contract anniversary following the 59th birthday of the oldest contract owner (or oldest annuitant, in the case of a non-natural owner) or the GLWB II-Single


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     effective date. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix F.

     CALCULATING THE INITIAL GWB AND GAI

     The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.

     The initial GAI for your contract will be equal to 5% of the initial GWB value on the effective date of the option. Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, withdrawal that exceeds the GAI in a contract year, Guaranteed Withdrawal Benefit Reset, Guaranteed Withdrawal Benefit Enhancement, or as otherwise described below.

     ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

     The GWB will be increased by the amount of any subsequent purchase payments as of the date the purchase payment is credited to the contract. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by 5% as of the date the purchase payment is credited to the contract. After the first contract year following the effective date of the option you may make additional purchase payments to your contract. However, we restrict the application of subsequent purchase payments to the GLWB II-Single to $25,000 in the aggregate without our prior written approval. Currently this restriction is being waived.

     WITHDRAWALS

          - Withdrawals taken prior to the Benefit Date will reduce the benefit you will receive, as described below.

          - Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

          - Please remember that withdrawals under this contract option are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

          - Withdrawals will be taken pro rata from your values in any fixed accounts and each sub-account of the variable annuity account. If you decide to annuitize your contract in an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.


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     WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

     If you take withdrawals from your contract prior to the Benefit Date, it will cause both the GWB and the GAI to be recalculated and reduced, as follows: The GWB will be reduced by an amount equal to: (a) multiplied by
     (b) divided by (c) where:

          (a)  is the GWB immediately prior to the withdrawal,

          (b)  is the amount of the withdrawal, and

          (c)  is the contract value immediately prior to the withdrawal.

     The GAI will be 5% of the GWB as recalculated above.

     WITHDRAWALS AFTER THE BENEFIT DATE AND LESS THAN THE GUARANTEED ANNUAL
     INCOME

     Each contract year you may withdraw an amount less than or equal to the GAI or the Required Minimum Distribution (RMD) for this contract (whichever may be greater) if part of a qualified tax plan. Such withdrawals will immediately reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI or RMD, the additional amount may not be carried forward to future contract years.

     Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the highest of the RMD for either of the two calendar years occurring in that contract year and the GAI for that contract year, then the GWB and GAI would be recalculated, as described in the section entitled "Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income". If your contract year is the same as the calendar year, then the sum of the withdrawals should not exceed the greater of the RMD and the GAI. Below is an example of how this would apply.

     Assume an IRA with a contract year of April 1 to March 31, and that there are no withdrawals other than as described. The GAI for the 2006 contract year ending March 31, 2007 is $5,000. The RMDs for calendar years 2006 and 2007 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the quarters of calendar year 2006 and $2,000 in the first quarter of 2007, then the owner will have withdrawn $6,500 for the 2006 contract year. Since the sum of the owner's withdrawals for the 2006 contract year is less than the higher RMD (i.e., $8,000) for either of the two calendar years occurring in that contract year, the GAI would not be recalculated.

     Using the same assumptions as in the above paragraph, but instead of taking $2,000 in the first quarter of 2007, the owner takes a withdrawal of $4,000 in the first quarter of 2007. In that case, the owner will have withdrawn $8,500 for the 2006 contract year. Since the sum of the owner's withdrawals for the 2006 contract year (i.e., $8,500) is greater than the higher RMD amount (i.e., $8,000) for either of the two calendar years occurring in that contract year, the withdrawal is in excess of the allowed amount and the GAI would be recalculated as described in the section entitled "Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income".


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     WITHDRAWALS AFTER THE BENEFIT DATE IN EXCESS OF THE GUARANTEED ANNUAL
     INCOME

     Withdrawals in excess of the GAI or the RMD for this contract (whichever might be greater) if part of a qualified tax plan, in any one contract year, will cause both the GWB and GAI to be recalculated as follows:

     The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

          (a) is the GWB immediately prior to the excess portion of the withdrawal,

          (b)  is the excess portion of the withdrawal amount, and

          (c) is the contract value immediately prior to the excess portion of the withdrawal.

     The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

          (a)  is the GAI prior to the withdrawal,

          (b)  is the excess portion of the withdrawal amount, and

          (c) is the contract value immediately prior to the excess portion of the withdrawal.

     For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

     Please see Appendix F for examples of how withdrawals impact the benefit.

     GUARANTEED WITHDRAWAL BENEFIT RESET

     Beginning with the first contract anniversary following the effective date of the option and every year thereafter prior to the oldest contract owner's 86th birthday, the GWB will automatically be reset to your current contract value, if higher. The GAI will automatically reset to 5% of the reset GWB, if higher.

     In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the "percentage of GAI" option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

     On the date of the Guaranteed Withdrawal Benefit Reset, if the rider charge at which we are currently offering the GLWB II-Single to new customers is higher than the rider charge that currently applies to your GLWB II-Single rider, then we reserve the right to increase the charge for your rider. The rider charge following the reset will not exceed the current rider charge for other GLWB II-Single riders issued on that day. If we are no longer issuing this rider, we reserve the right to increase the rider charge on the date of the GWB reset. The rider charge following the reset will not exceed the maximum annual rider charge and will be the same for all GLWB II-Single riders which have a GWB reset on that date.


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     YOU MAY ELECT TO DECLINE THE AUTOMATIC GWB RESET. IF YOU CHOOSE TO DO SO,
     YOUR GLWB II-SINGLE RIDER CHARGE WILL REMAIN THE SAME (I.E., THE RIDER CHARGE WILL NOT INCREASE). YOU WILL BE NOTIFIED IN WRITING AT LEAST 30 DAYS PRIOR TO THE AUTOMATIC GWB RESET DATE OF YOUR OPTION TO DECLINE THE AUTOMATIC GWB RESET. WE MUST RECEIVE YOUR WRITTEN NOTIFICATION TO DECLINE AN AUTOMATIC GWB RESET NO LESS THAN 7 CALENDAR DAYS PRIOR TO THE AUTOMATIC RESET DATE. ELECTING TO DECLINE AN AUTOMATIC GWB RESET WILL SERVE AS AN ELECTION TO CEASE ANY FUTURE AUTOMATIC GWB RESETS UNTIL WE RECEIVE A WRITTEN INSTRUCTION FROM YOU TO REINSTATE THE AUTOMATIC GWB RESET AT THE NEXT AUTOMATIC RESET DATE.

     GUARANTEED WITHDRAWAL BENEFIT ENHANCEMENT

     This optional benefit also provides an enhancement to the benefit if you do not take withdrawals from your contract for the first ten years you have this optional benefit. On each contract anniversary prior to your first withdrawal from the contract, for a period of up to 10 years following the option effective date, the GWB will be increased by 5% of the GWB amount on the date prior to the enhancement. In addition, the GAI will be increased to 5% of the GWB following the enhancement.

     The Guaranteed Withdrawal Benefit Enhancement will occur prior to the GWB reset on any contract anniversary where both are applicable.

     Please see Appendix F for examples.

     SUB-ACCOUNT ALLOCATION

     While this rider is in effect, your full contract value must be allocated to an allocation "plan" or option approved by us. You may satisfy this requirement by using one of the following approved options:

          (i)  100% allocation to one of the permitted Focused Portfolio
               Strategies: Conservative Growth, Income or Conservative Income;
               or

          (ii) allocation to any combination of the permitted Ibbotson ETF Asset Allocation Portfolios: Balanced ETF Asset Allocation Portfolio; Income and Growth ETF Asset Allocation Portfolio or Conservative ETF Asset Allocation Portfolio.

     The contract owner may elect to change from the current option to another approved option. If this rider is elected after the contract is issued, your contract value will be reallocated to the option you elected on the valuation date coincident with or next following the day the rider is effective. We reserve the right to add, delete or modify the required allocation options.

     The Focused Portfolio Strategies are discussed in the section entitled "Focused Portfolio Strategies or Models" in this Prospectus. You may also ask your representative for a brochure describing these models. In the Focused Portfolio Strategies the contract value will be automatically rebalanced each quarter according to the model you currently have chosen.

     Each of the Ibbotson ETF Asset Allocation Portfolios is a Fund of Funds. Each portfolio invests in underlying exchange traded funds, also called "ETF's". The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus. If you choose to allocate to more than one ETF Asset Allocation Portfolio, rebalancing is optional and must be elected by you.

     Each Focused Portfolio Strategy or Model, and each ETF Asset Allocation Portfolio is designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons,


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     risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not insure a profit or protect against loss in a declining market.

     EFFECT OF PAYMENT OF DEATH BENEFIT

     At the death of the first contract owner (or first annuitant if a non-natural owner) and if the contract owner (or annuitant, as applicable) die before the GWB is reduced to zero and there is contract value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.

     Alternatively, the beneficiary may be able to elect to continue this option by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary's life expectancy. The beneficiary may contact us for the life expectancy to be applied. No additional purchase payments may be made and no additional GWB Resets will occur. If the beneficiary elects to continue the GLWB II-Single option, the charges for this option will continue to apply. If your designated beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary's life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB II-Single will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

     RIDER TERMINATION

     Beginning seven contract years after the GLWB II-Single effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. The termination effective date will be on the contract anniversary date. Once cancelled the GLWB II-Single may not be elected again until the next contract anniversary, subject to availability.

     The GLWB II-Single option will automatically terminate at the earliest of the following:

          -    the date of termination or surrender of the contract; or

          - any change of the contract owner or joint contract owner after the GLWB II-Single effective date, or in the case of a non-natural owner, any change of the annuitant or joint annuitant after the GLWB II-Single effective date; or

          - the annuity commencement date where all remaining contract value has been applied to provide annuity payments; or

          - the date any death benefits are paid either as a lump sum or as an adjustment to the contract value under the terms of the contract; or

          - the date the GWB is reduced to zero following the death of the contract owner, the first joint owner, or in the case of a non-natural owner, the annuitant or any joint annuitant.

     Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.


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     AUTOMATIC PAYMENT PHASE

     If the contract value is reduced to zero, the contract will enter an automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or the death of any joint owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Following the death of the contract owner or the death of any joint owner, this rider terminates and no further benefits are payable unless the GWB is greater than zero. If the GWB is greater than zero at the time of death, the remaining payments will be made to your beneficiaries.

     At our discretion, we may elect to pay you or your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. We will contact you if this is the case. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the "Interest Rate Swap" rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

     ANNUITY PAYMENTS

     On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

     If annuity payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

     CONVERSION

     If you have previously elected the GMWB option for your contract we will waive the prohibition on the termination for 7 years and allow you to terminate the GMWB option if you elect the GLWB II-Single option at the same time. You must request this "conversion" in writing within 30 days prior to the contract anniversary in a form satisfactory to us. As of the contract anniversary date, the GMWB option will be terminated. The GLWB II-Single option will then be effective as of the contract anniversary date based on the contract values on that date. The GWB value, as it existed under your GMWB even if greater than the contract value on the contract anniversary date, will be eliminated and the GWB value under the GLWB II-Single option will be the contract value on the contract anniversary date.


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     YOU SHOULD CONSIDER THE FOLLOWING BEFORE YOU MAKE ANY ELECTION TO CONVERT
     YOUR GMWB TO A GLWB II-SINGLE:

          - Because the GLWB II-Single will be established based on contract value at the date of conversion, if your contract value has declined since you purchased the GMWB option, the GWB in the GLWB II-Single will be lower.

          - Your GAI under the GLWB II-Single will potentially be lower than any GAW under the GMWB. This means that your annual withdrawal amounts may be lower under the GLWB II-Single than under the GMWB option.

          - If you are concerned about outliving the GWB under the GMWB option you may wish to consider the GLWB II-Single option.

          - If you are looking for lifetime income for two lives or joint owners, annuitization or GLWB II-Joint may be more appropriate for you than either GMWB or GLWB II-Single.

     We reserve the right to eliminate this waiver of the 7 year requirement for termination on the GMWB option at any time.

     GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-JOINT (GLWB II-JOINT) OPTION:

     NO APPLICATIONS OR REQUESTS FOR THIS RIDER WILL BE ACCEPTED AFTER MAY 15, 2009.

     EFFECTIVE MAY 15, 2009, WE ARE SUSPENDING AVAILABILITY OF THIS OPTION.

          - This contract is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, and it works very similar to the Guaranteed Lifetime Withdrawal Benefit II--Single Life Option. However its guarantee is OVER THE LIFETIME OF BOTH "DESIGNATED LIVES", (instead of a single life) regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the 59th birthday of the youngest designated life or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit described below.

          - Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.

          - Beginning 7 years after the GLWB II-Joint effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

          - If you take withdrawals prior to the Benefit Date or in excess of the annual guaranteed amount, you will reduce the benefit you receive.

          - Both "Designated Lives" must be age 50 or over and must be under age 81 at the time the rider becomes effective.

          - You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GLWB II-Joint effective date.

          - Your entire contract value must be allocated to an investment option or allocation plan approved and maintained by us while this option is in effect.


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          -    You may not elect this contract option if you have selected the
               Premier Death Benefit optional death benefit or in combination with any other living benefit.

          - After the first contact year following the GLWB II-Joint effective date, subsequent purchase payments that may be applied to the GLWB II-Joint option are limited to a total of $25,000 in the aggregate, without our prior consent. Currently this restriction is being waived.

          - This rider may not be purchased for a: "stretch" IRA or other "decedent" type account; TSA; Deferred Compensation Plan; Charitable Remainder Trust; Qualified Retirement Plan; 412(i) Plan; or corporate non-qualified contract.

     The GLWB II-Joint Life option is designed to provide a benefit that guarantees the contract owner an annual minimum withdrawal amount, regardless of underlying sub-account performance. In each contract year, beginning at the Benefit Date, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract until the later of: (a) the death of both Designated Lives, or (b) the Guaranteed Withdrawal Benefit (GWB) is reduced to zero.

     The Benefit Date is the later of the contract anniversary following the 59th birthday of the youngest Designated Life or the GLWB II-Joint effective date. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix F.

     DESIGNATED LIFE, JOINT DESIGNATED LIFE AND DESIGNATED LIVES

     The "Designated Life" is the owner of the contract, or the annuitant in the case of a non-natural owner, unless otherwise agreed to by us. The "Joint Designated Life" is either the joint owner, joint annuitant if a non-natural owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse of the Designated Life. All references to "Designated Lives" will mean both the Designated Life and the Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the GLWB II-Joint option. The Designated Life and the Joint Designated Life will be shown on your contract rider.

     CALCULATING THE INITIAL GWB AND GAI

     The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.

     The initial GAI for your contract will be equal to 5% of the initial GWB value on the effective date of the option. Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, withdrawal that exceeds the GAI in a contract year, Guaranteed Withdrawal Benefit Reset, Guaranteed Withdrawal Benefit Enhancement, or as otherwise described below.

     ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

     The GWB will be increased by the amount of any subsequent purchase payments as of the date the purchase payment is credited to the contract. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by 5% as of the date the purchase payment is credited to the contract. After the first contract year following the effective date of the option you may make additional purchase payments to the contract. However, we restrict the application of subsequent


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     purchase payments to the GLWB II-Joint to $25,000 in the aggregate without our prior written approval. Currently this restriction is being waived.

     WITHDRAWALS

          - Withdrawals taken prior to the Benefit Date will reduce the benefit you will receive, as described below.

          - Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

          - Please remember that withdrawals under this contract option are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

          - Withdrawals will be taken pro rata from your values in any fixed accounts and each sub-account of the variable annuity account. If you decide to annuitize your contact in an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

     WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

     If you take withdrawals from your contract prior to the Benefit Date, it will cause both the GWB and the GAI to be recalculated and reduced, as follows: The GWB will be reduced by an amount equal to: (a) multiplied by
     (b) divided by (c) where:

          (a)  is the GWB immediately prior to the withdrawal,

          (b)  is the amount of the withdrawal, and

          (c)  is the contract value immediately prior to the withdrawal.

     The GAI will be 5% of the GWB as recalculated above.

     WITHDRAWALS AFTER THE BENEFIT DATE AND LESS THAN THE GUARANTEED ANNUAL
     INCOME

     Each contract year you may withdraw an amount less than or equal to the GAI or the Required Minimum Distribution (RMD) for this contract (whichever may be greater) if part of a qualified tax plan. Such withdrawals will immediately reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI or RMD, the additional amount may not be carried forward to future contract years.

     Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the highest of the RMD for either of the two calendar years occurring in that contract year or the GAI for that contract year, then the GWB and GAI would be recalculated, as described in the section entitled "Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income". If your contract year is the same as the calendar year, then the sum of the


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     withdrawals should not exceed the greater of the RMD and the GAI. Below is an example of how this would apply.

     Assume an IRA with a contract year of April 1 to March 31, and that there are no withdrawals other than as described. The GAI for the 2006 contract year ending March 31, 2007 is $5,000. The RMDs for calendar years 2006 and 2007 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the quarters of calendar year 2006 and $2,000 in the first quarter of 2007, then the owner will have withdrawn $6,500 for the 2006 contract year. Since the sum of the owner's withdrawals for the 2006 contract year is less than the higher RMD (i.e., $8,000) for either of the two calendar years occurring in that contract year, the GAI would not be recalculated.

     Using the same assumptions as in the above paragraph, but instead of taking $2,000 in the first quarter of 2007, the owner takes a withdrawal of $4,000 in the first quarter of 2007. In that case, the owner will have withdrawn $8,500 for the 2006 contract year. Since the sum of the owner's withdrawals for the 2006 contract year (i.e., $8,500) is greater than the higher RMD amount (i.e., $8,000) for either of the two calendar years occurring in that contract year, the withdrawal is in excess of the allowed amount and the GAI would be recalculated as described in the section entitled "Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income".

     WITHDRAWALS AFTER THE BENEFIT DATE IN EXCESS OF THE GUARANTEED ANNUAL
     INCOME

     Withdrawals in excess of the GAI or the RMD for this contract (whichever might be greater) if part of a qualified tax plan, in any one contract year, will cause both the GWB and GAI to be recalculated as follows:

     The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

          (a) is the GWB immediately prior to the excess portion of the withdrawal,

          (b)  is the excess portion of the withdrawal amount, and

          (c) is the contract value immediately prior to the excess portion of the withdrawal.

     The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

          (a)  is the GAI prior to the withdrawal,

          (b)  is the excess portion of the withdrawal amount, and

          (c) is the contract value immediately prior to the excess portion of the withdrawal.

     For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

     Please see Appendix F for examples of how withdrawals impact the benefit.


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     GUARANTEED WITHDRAWAL BENEFIT RESET

     Beginning with the first contract anniversary following the effective date of the option and every year thereafter prior to the youngest Designated Life's 86th birthday, the GWB will automatically be reset to your current contract value, if higher. The GAI will automatically reset to 5% of the reset GWB, if higher.

     In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the "percentage of GAI" option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

     On the date of the Guaranteed Withdrawal Benefit Reset, if the rider charge at which we are currently offering the GLWB II-Joint to new customers is higher than the rider charge that currently applies to your GLWB II-Joint rider, then we reserve the right to increase the charge for your rider. The rider charge following the reset will not exceed the current rider charge for other GLWB II-Joint riders issued on that day. If we are no longer issuing this rider, we reserve the right to increase the rider charge on the date of the GWB reset. The rider charge following the reset will not exceed the maximum annual rider charge and will be the same for all GLWB II-Joint riders which have a GWB reset on that date.

     YOU MAY ELECT TO DECLINE THE AUTOMATIC GWB RESET. IF YOU CHOOSE TO DO SO, YOUR GLWB II-JOINT RIDER CHARGE WILL REMAIN THE SAME (I.E., THE RIDER CHARGE WILL NOT INCREASE). YOU WILL BE NOTIFIED IN WRITING AT LEAST 30 DAYS PRIOR TO THE AUTOMATIC GWB RESET DATE OF YOUR OPTION TO DECLINE THE AUTOMATIC GWB RESET. WE MUST RECEIVE YOUR WRITTEN NOTIFICATION TO DECLINE AN AUTOMATIC GWB RESET NO LESS THAN 7 CALENDAR DAYS PRIOR TO THE AUTOMATIC RESET DATE. ELECTING TO DECLINE AN AUTOMATIC GWB RESET WILL SERVE AS AN ELECTION TO CEASE ANY FUTURE AUTOMATIC GWB RESETS UNTIL WE RECEIVE A WRITTEN INSTRUCTION FROM YOU TO REINSTATE THE AUTOMATIC GWB RESET AT THE NEXT AUTOMATIC RESET DATE.

     GUARANTEED WITHDRAWAL BENEFIT ENHANCEMENT

     This optional benefit also provides an enhancement to the benefit if you don't take withdrawals from your contract for the first ten years you have the optional benefit. On each contract anniversary prior to your first withdrawal from the contract, for a period of up to 10 years following the option effective date, the GWB will be increased by 5% of the GWB amount on the date prior to the enhancement. In addition, the GAI will be increased to 5% of the GWB following the enhancement.

     The Guaranteed Withdrawal Benefit Enhancement will occur prior to the GWB reset on any contract anniversary where both are applicable.

     Please see Appendix F for examples.

     SUB-ACCOUNT ALLOCATION

     While this rider is in effect, your full contract value must be allocated to an allocation "plan" or option approved by us. You may satisfy this requirement by using one of the following approved options:

          (i)  100% allocation to one of the permitted Focused Portfolio
               Strategies: Conservative Growth, Income or Conservative Income;
               or


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          (ii) allocation to any combination of the permitted Ibbotson ETF Asset
               Allocation Portfolios: Balanced ETF Asset Allocation Portfolio; Income and Growth ETF Asset Allocation Portfolio or Conservative ETF Asset Allocation Portfolio.

     The contract owner may elect to change from the current option to another approved option. If this rider is elected after the contract is issued, your contract value will be reallocated to the option you elected on the valuation date coincident with or next following the day the rider is effective. We reserve the right to add, delete or modify the required allocation options.

     The Focused Portfolio Strategies are discussed in the section entitled "Focused Portfolio Strategies or Models" in this Prospectus. You may also ask your representative for a brochure describing these models. In the Focused Portfolio Strategies the contract value will be automatically rebalanced each quarter according to the model you currently have chosen.

     Each of the Ibbotson ETF Asset Allocation Portfolios is a Fund of Funds. Each portfolio invests in underlying exchange traded funds, also called "ETF's". The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus. If you choose to allocate to more than one ETF Asset Allocation Portfolio, rebalancing is optional and must be elected by you.

     Each Focused Portfolio Strategy or Model, and each ETF Asset Allocation Portfolio is designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not insure a profit or protect against loss in a declining market.

     We do not change your original percentage allocations among the sub-accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party consultant who reviews the existing models periodically to determine whether the model(s) should be revised in light of changing markets. Based upon this review, the third-party may recommend that new models be substituted for the currently offered models. If so, the new models will only be offered to contracts issued on or after the date the new model goes into effect or to contract owners who elect an asset allocation program on or after that date. Contract owners of any existing asset allocation models may make an independent decision to change their asset allocations at any time. You should consult your investment professional periodically to consider whether the model you have selected is still appropriate for you.

     EFFECT OF PAYMENT OF DEATH BENEFIT

     If both Designated Lives die before the GWB is reduced to zero and there is contract value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.

     Alternatively, the beneficiary may be able to elect to continue this option by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary's life expectancy. The beneficiary may contact us for the life expectancy to be applied. No additional purchase payments may be made and no additional GWB Resets will occur. If the beneficiary elects to continue the GLWB II-Joint option, the charges for this option will continue to apply. If your beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary's life expectancy, the beneficiary will not be able to elect to continue the


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     rider and the GLWB II-Joint will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

     SPOUSAL CONTINUATION

     If the Designated Life dies, the surviving spouse may elect to continue the contract and this rider under the following conditions:

          (a)  the surviving spouse is also the Joint Designated Life, and

          (b)  this rider is in effect at the time of the contract continuation

     RIDER TERMINATION

     Beginning seven contract years after the GLWB II-Joint effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. The termination effective date will be on the contract anniversary date. Once cancelled the GLWB II-Joint may not be elected again until the next contract anniversary, subject to availability

     The GLWB II-Joint option will automatically terminate at the earliest of the following:

          -    the date of termination or surrender of the contract; or

          - any change to the Designated Lives after the GLWB II-Joint effective date; or

          - the annuity commencement date where all remaining contract value has been applied to provide annuity payments; or

          - the date any death benefits are paid as a lump sum under the terms of the contract; or

          - the date the GWB is reduced to zero following the death of both Designated Lives.

     Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

     AUTOMATIC PAYMENT PHASE

     If the contract value is reduced to zero, the contract will enter an automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Following the death of both Designated Lives, this rider terminates and no further benefits are payable unless the GWB is greater than zero. If the GWB is greater than zero at the time of death, the remaining payments will be made to your beneficiaries.

     At our discretion, we may elect to pay you or your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. We will contact you if this is the case. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the "Interest Rate Swap"


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     rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

     ANNUITY PAYMENTS

     On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

     If annuity payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life (or the joint owner or designated life, as applicable). This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

     CONVERSION (GMWB TO GLWB II-JOINT)

     If you have previously elected the GMWB option for your contract we will waive the prohibition on the termination for 7 years and allow you to terminate the GMWB option if you elect the GLWB II-Joint option at the same time. You must request this "conversion" in writing within 30 days prior to the contract anniversary in a form satisfactory to us. As of the contract anniversary date, the GMWB option will be terminated. The GLWB II-Joint option will then be effective as of the contract anniversary date based on the contract values on that date. The GWB value, as it existed under your GMWB even if greater than the contract value on the contract anniversary date, will be eliminated and the GWB value under the GLWB II-Joint option will be the contract value on the contract anniversary date.

     YOU SHOULD CONSIDER THE FOLLOWING BEFORE YOU MAKE ANY ELECTION TO CONVERT YOUR GMWB TO A GLWB II-JOINT:

          - Because the GLWB II-Joint will be established based on contract value at the date of conversion, if your contract value has declined since you purchased the GMWB option, the GWB in the GLWB II-Joint will be lower.

          - Your GAI under the GLWB II-Joint will potentially be lower than any GAW under the GMWB. This means that your annual withdrawal amounts may be lower under the GLWB II-Joint than under the GMWB option.

          - If you are concerned about outliving the GWB under the GMWB option you may wish to consider the GLWB II-Joint option.

          - If you are looking for lifetime income for two lives or joint owners, you may wish to consider the GLWB II-Joint option.

     We reserve the right to eliminate this waiver of the 7 year requirement for termination on the GMWB option at any time.


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GENERAL INFORMATION

     THE COMPANY -- MINNESOTA LIFE INSURANCE COMPANY

     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company" ("Minnesota Life"). All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office address, telephone and internet address are shown on the cover page. We are licensed to engage in the life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

     THE SEPARATE ACCOUNT -- VARIABLE ANNUITY ACCOUNT

     We established the Variable Annuity Account on September 10, 1984, in accordance with Minnesota law. The separate account is registered as a "unit investment trust" with the SEC under the Investment Company Act of 1940.

     The variable annuity account has sub-accounts to which you may allocate purchase payments. Each sub-account invests in shares of a corresponding portfolio. Additional sub-accounts may be added at our discretion.

     The assets of the variable annuity account are not chargeable with liabilities arising out of any other business we may conduct. The investment performance of the variable annuity account is entirely independent of the investment performance of our general account, amounts in the guaranteed term account and our other separate accounts. All obligations under the contracts are our general corporate obligations.

     The general account is not segregated or insulated from the claims of insurance company creditors. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

     CHANGES TO THE SEPARATE ACCOUNT -- ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the variable annuity account. If an investment in a portfolio should no longer be possible or if we determine it becomes inappropriate for these contracts, we may substitute another portfolio. Substitution may be with respect to existing accumulation values, future purchase payments or future annuity payments.


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     We also reserve the right to add, combine or remove any sub-accounts of the variable annuity account. Sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. We will use similar considerations in determining whether to eliminate one or more of the sub-accounts of the variable annuity account. The addition of any investment option may be made available to existing contract owners on whatever basis we determine.

     We also reserve the right, when permitted by law, to deregister the variable annuity account under the Investment Company Act of 1940, to restrict or eliminate any voting rights of the contract owners, and to combine the variable annuity account with one or more of our other separate accounts.

     The portfolios serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the portfolio is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the portfolio at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the portfolio at the same time, or (iii) participating qualified plans to invest in shares of the portfolio at the same time as one or more life insurance companies. Neither the portfolio nor Minnesota Life currently foresees any disadvantage, but if the portfolio determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the portfolio's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell portfolio shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

     COMPENSATION PAID FOR THE SALE OF CONTRACTS

     Securian Financial Services, Inc. 400 Robert Street North, St. Paul, Minnesota 55101, ("Securian Financial"), an affiliate of Minnesota Life, is the principal underwriter of the contract. Securian Financial and other authorized broker-dealers sell contracts through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of contracts by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a contract is determined by his or her broker-dealer. In the case of contracts sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges against the contract that are in addition to the


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     contract charges described elsewhere in this Prospectus. The following is a list of broker-dealers that are affiliated with Minnesota Life:

          Securian Financial Services, Inc.
          CRI Securities, LLC
          H.Beck, Inc.

     COMMISSIONS

     Commissions paid to broker-dealers, and indirectly to registered representatives (including registered representatives of Securian Financial), will vary depending on a number of different factors, including the charge structure of the selected contract, the age of the contract owner at the time the purchase payment generating the commission is paid, and whether annuity payments will begin within twelve months of the date the contract is issued. Subject to these factors, all broker-dealers are paid base commissions for the sale of contracts pursuant to a standard schedule of broker-dealer commissions. These base commissions may be paid in the form of a front-end commission calculated as a percentage of purchase payments, an asset-based (or "trail") commission calculated as a percentage of contract value, or a combination of both. The maximum front-end base commission is 6.00% of purchase payments. We do not pay any additional compensation on the sale or exercise of any of the contract's optional benefit riders offered.

     ADDITIONAL PAYMENTS

     From time to time certain broker-dealers may receive additional cash payments. Subject to FINRA and other applicable rules, Minnesota Life (or its affiliate(s)) may also choose to make the following types of payments to help encourage the sale of its products.

      ADDITIONAL PAYMENT TYPE             DESCRIPTION OR EXAMPLES OF PAYMENT
----------------------------------   -------------------------------------------
Payments for Access or Visibility    Access to registered representatives and/or
                                     broker dealers such as one-on-one
                                     wholesaler visits or attendance at
                                     national/regional sales meetings or similar
                                     events; inclusion of our products on a
                                     broker-dealer's "preferred list";
                                     participation in or visibility at national
                                     and/or regional conferences; articles in
                                     broker-dealer or similar publications
                                     promoting our services or products

Payments for Gifts & Entertainment   Occasional meals and/or entertainment,
                                     tickets to sporting/other events, and other
                                     gifts.

Payments for Marketing Support       Joint marketing campaigns, broker-dealer
                                     event participation/advertising;
                                     sponsorship of broker-dealer sales contests
                                     or promotions in which participants
                                     (including registered representatives)
                                     receive prizes such as travel, awards,
                                     merchandise or other recognition

Payments for Technical Type Support  Sales support through the provision of hardware, software, or links to our
                                     websites from broker-dealer websites and other expense allowance or reimbursement

Payments for Training                Educational, due diligence, sales or
                                     training seminars, conferences and
                                     programs, sales and service desk training,
                                     and/or client or prospect seminar
                                     sponsorships.


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     These additional payments may be either in the form of front-end commissions in excess of base commissions or in the form of marketing allowances not based on purchase payments or contract values. Additional payments are intended to provide further encouragement to broker-dealers to sell contracts, and are paid based on a determination by Minnesota Life and Securian Financial of a broker-dealer's ability and willingness to promote and market the contracts. In no event will total front-end commissions paid to broker-dealers in connection with sales of contracts exceed 7.50% of purchase payments (i.e., base commission plus additional payments). A marketing allowance paid to a broker-dealer is not subject to any specified limit based on the purchase payments or contract values attributable to contracts sold by the broker-dealer. Aggregate trail commissions, which also recognize the on-going services of registered representatives that contribute to contact owner retention and satisfaction, are not subject to an upper limit and may, over time, exceed 7.50% of purchase payments.

     NON-CASH COMPENSATION

     In accordance with FINRA rules, on the sales of all insurance policies by registered representatives of Securian Financial either we or Securian Financial, will pay credits which allow those registered representatives who are responsible for the sales of the insurance products to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits also cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We will also pay to qualifying Securian Financial registered representatives additional amounts based on their production or persistency. Finally, qualifying registered representatives of Securian Financial are also eligible for financing arrangements, company-paid training, group health and/or life insurance benefits, retirement benefits, deferred compensation benefits and other benefits based on their contract with us. All of these programs are designed to encourage Securian Financial's registered representatives to sell Minnesota Life's products, including the contracts described in this Prospectus.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this contract over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the contracts.

     PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

     Minnesota Life pays the costs of selling contracts, some of which are described in more detail elsewhere in this Prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account.


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     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all contract owner purchase, redemption, and transfer requests within the sub-accounts of the separate account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the separate account aggregates such transactions through the separate account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the separate account.

     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the contract. Without these payments, certain contract charges would likely be higher than they are currently. All of the underlying mutual funds offered in the contract currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

     Minnesota Life considers profitability when determining the charges in the contract. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a contract is held and the greater a contract's investment return

     FIXED ACCOUNT(S) AND THE GUARANTEED TERM ACCOUNT

     The interests of contract owners arising from the allocation of purchase payments or the transfer of contract values to a fixed account or one of the guarantee periods of the guaranteed term account, are not registered under the Securities Act of 1933, nor is either registered as an investment company under the Investment Company Act of 1940. Accordingly, such interests are not subject to the provisions of those acts that would apply if registration under such acts was required. In addition, the staff of the commission has not reviewed the disclosures in the prospectus relating to those. Disclosures relating to interests in these options however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

     The guaranteed interest rate on new amounts allocated to the DCA Fixed Account or a guarantee period is determined from time-to-time by Minnesota Life in accordance with existing market conditions. In no event will the guaranteed rate of interest be less than the minimum guaranteed rate of interest as stated in your contract. Once an interest rate is established for a guarantee period, it is guaranteed for the duration of the stated period and may not be changed by Minnesota Life.

     The guaranteed term account is a separate account of Minnesota Life titled "Modified Guaranteed Annuity Fixed Separate Account". There are no units in this separate account. Amounts allocated to


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     this separate account do not participate in the investment gain or loss in the separate account. Such gain or loss accrues solely to Minnesota Life. We retain the risk that the value of the assets in this separate account may drop below the reserves and other liabilities we must maintain. Should this occur, Minnesota Life may transfer assets from its general account to this separate account to make up the difference. Minnesota Life also reserves the right to transfer to its general account any assets of this separate account in excess of the required reserves and liabilities. We maintain assets in this separate account for other Minnesota Life annuities.

     GUARANTEE PERIODS OF THE GUARANTEED TERM ACCOUNT. There are four guarantee periods of the guaranteed term account. These provide for the accumulation of interest at a guaranteed interest rate when held for three, five, seven and ten year periods. Minnesota Life may offer additional guarantee periods at its discretion. It also may at any time stop accepting new purchase payments, transfers or renewals for a particular guarantee period. The guaranteed term account is not available in all states.

     Contract owners may allocate purchase payments, or make transfers from or to guarantee periods at any time prior to the annuity commencement date as long as the guarantee period for such allocation does not extend past the contract maturity date. Minnesota Life establishes a separate entry in the guaranteed term account for accounting and interest rate purposes each time the contract owner allocates or transfers amounts to the guaranteed term account guarantee period option.

     RENEWALS. At the end of a guarantee period, the contract owner may establish a new guarantee period with the same guarantee period at the then current interest rate, select a different guaranteed term account guarantee period option or transfer the amounts to a variable annuity account option, or those amounts may be withdrawn from the contract (though such amounts withdrawn may be subject to a DSC). You may make your election during the period 30 days immediately following the renewal date of each guarantee period without having the market value adjustment applied.

     If the contract owner does not specify the guarantee period option desired at the time of renewal, Minnesota Life will automatically renew the funds held in that guarantee period option for the same duration at the newly established interest rate, provided, however, that we will select a period which does not extend beyond the maturity date or any previously elected annuitization date. The interest rate applicable to the new guarantee period may be higher or lower than the interest rate which was credited to the expired guarantee period. If, at the time of renewal, a guarantee period of the same duration is no longer available, Minnesota Life will select the next shortest available guarantee period. If no guarantee period of the guaranteed term account is available, we will allocate the funds to be renewed to the money market sub-account.

     TRANSFERS. Prior to the annuity commencement date, the contract owner may transfer amounts between or among the guarantee periods of the guaranteed term account or from a guarantee period to the variable annuity account. Transfers prior to the end of a guarantee period may be subject to a market value adjustment, which is described below. The market value adjustment, if applicable, may increase or decrease the amount of the transfer. For further information regarding transfers, see the heading "Transfers" in this Prospectus.

     The contract owner must specify the guarantee period from or to which a transfer is to be made.

     WITHDRAWALS. The contract owner may make withdrawals of, or may surrender amounts held in guarantee periods of the guaranteed term account at any time prior to death and prior to the start of annuity payments. Withdrawals from guarantee periods of the guaranteed term account will be made in the same manner and be subject to the same limitations as set forth under the heading


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     "Withdrawals and Surrender" in this Prospectus. In addition, the following provisions apply to withdrawals from the guarantee periods of the guaranteed term account or other fixed accounts:

          (1) Minnesota Life reserves the right to defer payment of amounts withdrawn from guarantee periods of the guaranteed term account or other fixed accounts for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 30 days pursuant to this right, Minnesota Life will pay interest on the amount deferred at a rate not less than the minimum guaranteed interest rate as stated in your contract);

          (2) if there are multiple investment entries under a guarantee period of the guaranteed term account, amounts will be withdrawn from such accounts on a first-in-first-out basis; and

          (3) the market value adjustment described above may apply to withdrawals from any guarantee period of the guarantee term account.

     In the case of a contract surrender, the market value adjustment to each guarantee period option, if applicable, will be calculated using the full amount in that guarantee period option, and the amount of the adjustment will be added to or subtracted from such amount and paid to the owner. In the case of a withdrawal, the market value adjustment to each guarantee period option affected by the withdrawal will be calculated using the full amount to be taken from that guarantee period in order to provide the amount requested, after application of the adjustment and deduction of applicable charges, and the amount of the adjustment will be added to or subtracted from the contract value remaining after payment of the requested amount.

     Withdrawals from the contract may also be subject to income tax and a 10% penalty tax. Retirement plan limitations may also apply. See the heading "Federal Tax Status", in this Prospectus.

     MARKET VALUE ADJUSTMENT. Amounts surrendered, withdrawn, transferred or applied to provide annuity payments from a guarantee period of the guaranteed term account prior to the renewal date may be subject to a market value adjustment. The market value adjustment may increase or decrease the amount of the guarantee period value which is being transferred, withdrawn or surrendered.

     The market value adjustment will be calculated by multiplying the amount transferred, withdrawn, or surrendered by the market value adjustment factor. The market value adjustment factor is equal to:

                   (1 + i)
             [----------------] (TO THE POWER OF (n/12)) -1
              (1 + j + 0.0025)

     where i = Swap Rate for the week prior to the date of allocation into the guarantee term account for a maturity equal to the guarantee period.

           j = Swap Rate for the week prior to the date of surrender, withdrawal, transfer or application to provide annuity payments with a maturity equal to the number of whole months remaining in the guarantee period.

           n = the number of whole months remaining in the guarantee period.

     If a Swap Rate maturity is not available for the necessary period, we will determine the rate by linear interpolation based on the Swap Rates with maturity closest to the period being measured. If Swap Rates are no longer available we will use an appropriate rate approved by the insurance department of the state which has jurisdiction over the contract.

     We guarantee that the amount of the market value adjustment will never exceed, in a positive or negative direction, the excess interest earned on the guarantee period from which the withdrawal,


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     surrender, amount applied to provide annuity payments, or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned on each allocation into a guarantee period of the guaranteed term account in excess of interest earned based on the minimum guaranteed interest rate for the guarantee period.

     There will be no market value adjustment in the following situations:

          (a) transfers, withdrawals, surrenders and amounts applied to provide annuity payments occurring within 30 days immediately following the renewal date of each guarantee period;

          (b)  amounts payable as a death benefit; and

          (c) amounts withdrawn from the guaranteed term account to pay any annual maintenance fee, transfer charge or periodic charges if any, for optional benefit riders.

     However, amounts withdrawn or surrendered may be subject to the deferred sales charge.

VOTING RIGHTS

     We will vote the portfolio shares held in the variable annuity account at shareholder meetings of the portfolios. We will vote shares attributable to contracts in accordance with instructions received from contract owners with voting interests in each sub-account of the variable annuity account. We will vote shares for which no instructions are received and shares not attributable to contracts in the same proportion as shares for which instructions have been received. The number of votes for which a contract owner may provide instructions will be calculated separately for each sub-account of the variable annuity account. One of the effects of proportional voting is that a small number of contract owners may determine the outcome of the vote. If applicable laws should change so that we were allowed to vote shares in our own right, then we may elect to do so.

     During the accumulation period, you hold the voting interest in the contract. The number of votes will be determined by dividing the contract value of the contract attributable to each sub-account of the variable annuity account by the net asset value per share of the portfolio shares held by that sub-account.

     During the annuity period the annuitant holds the voting interest in the contract. The number of votes will be determined by dividing the reserve for each contract allocated to each sub-account of the variable annuity account by the net asset value per share of the portfolio shares held by that sub-account. After an annuity begins, the votes attributable to any particular contract will decrease as the reserves decrease. In determining any voting interest, we count fractional shares.

     We shall notify you or the annuitant of a portfolio shareholders' meeting if the contract has shares to vote. We will also send proxy materials and a form of instruction so that you can instruct us with respect to voting.

FEDERAL TAX STATUS

     INTRODUCTION

     Our tax discussion in this Prospectus is general in nature and is not intended as tax advice. You should consult a competent tax adviser. We make no attempt to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. We make no representation regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). The contract


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     may be purchased on a non-tax qualified basis or purchased and used in connection with certain retirement arrangements entitled to special income tax treatment under Sections 401(a), 403(b), 408(b), 408A or 457 of the Code ("Tax Qualified Accounts"). This annuity contract will no longer be issued to Section 403(b) Plans effective May 1, 2008. The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefit to the contract owner, the annuitant, or the beneficiary(ies) may depend on the tax status of the individual concerned.

     There are specific rules for the taxation of annuity products. In many cases, these rules differ from tax rules which apply to other types of investments. For example, as an illustration of points more fully discussed below, a gain recognized upon a withdrawal from an annuity contract may be taxed differently than the gain on the sale of other types of investments, such as corporate stock, bonds or mutual funds. The gain in an annuity contract, represented by the difference between the cash value and the sum of the premiums paid into the contract, is taxed as ordinary income. By contrast, the sale of shares of corporate stock, bonds or mutual funds would be taxed as capital gains based upon the difference between the sale price and the purchase price. Depending upon how long the corporate stock, bonds or mutual funds were held, the owner may be entitled to reduced tax rates applicable to long term capital gains.

     For variable annuity contracts, increases in contract values attributable to dividends and interest from underlying investment funds are not currently taxed, but instead the taxation of such gains is deferred until there is a withdrawal, contract surrender, or annuity payments begin, at which time they are taxed as ordinary income (as described above). This favorable treatment allows the value of the contract to remain undiminished and allows the owner to determine the timing of the receipt of taxable income. Note, however, that variable annuity contracts held in Tax Qualified Accounts do not provide any additional tax deferral benefit. A Tax Qualified Account independently provides a tax deferral benefit for gains on all assets held in such an account. By contrast, the owner of a corporate stock, bond or mutual fund held on a non-tax qualified basis who receives dividends or interest, whether in cash or as automatic reinvestments, must report such income as taxable on an annual basis. In some cases, the receipt of dividends from corporate stocks and mutual funds may enjoy favorable tax rates.

     This prospectus makes no representation as to the tax rules which apply to those other types of investments and the discussion which follows makes no comparison of the described insurance products to such other investments. For a complete discussion of matters relating to taxation and the tax impact on your investments or for a comparison of taxation differences between investment products and types, please see your tax adviser.

     TAXATION OF MINNESOTA LIFE AND THE VARIABLE ANNUITY ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code (the "Code"). The operations of the variable annuity account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on any investment income received by the variable annuity account or on capital gains arising from the variable annuity account's activities. The variable annuity account is not taxed as a "regulated investment company" under the Code and we do not anticipate any change in that tax status.

     In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate


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     income tax liability may include dividends, received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, contract owners are not the owners of the assets generating the benefits.

     TAXATION OF ANNUITY CONTRACTS IN GENERAL

     Section 72 of the Code governs the taxation of nonqualified annuities in general and some aspects of qualified programs. No taxes are generally imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single sum or as annuity payments under the annuity option elected. As a general rule, annuity contracts held by an entity (such as a corporation or trust) that is not a natural person are not treated as annuity contracts for federal income tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There is an exception to this general rule for annuity contracts which are held under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.

     There is also an exception to this general rule for immediate annuity contracts. An immediate annuity contract for these purposes is an annuity:
     (i) purchased with a single premium or annuity consideration, (ii) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (iii) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax adviser.

     If you do not annuitize your nonqualified contract on or before the maturity date, it is possible that the IRS could challenge the status of your contract as an annuity contract for tax purposes. The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the contract value each year from the inception of the contract or the entire increase in the contract value would be taxable in the year you reach the maturity date. In either situation, you could realize taxable income even if the contract proceeds are not distributed to you at that time. Accordingly, before purchasing a contract, you should consult your tax advisor with respect to these issues.

     DIVERSIFICATION REQUIREMENTS

     Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the variable annuity account to be "adequately diversified" in order for the contract to be treated as an annuity contract for federal income tax purposes. The diversification requirements of Section 817(h) do not apply to annuity contracts which are held under a plan described in Sections 401(a), 403(a), 403(b), 408, 408A or 457(b) of the Code.

     The variable annuity account, through the fund portfolios, intends to comply with the diversification requirements prescribed in Regulations
     Section 1.817-5, which affect how the portfolio's assets may be invested. Although the investment adviser of the Advantus Series Fund is an affiliate of ours, we do not control the Advantus Series Fund nor the investments of its portfolios. Nonetheless, we believe that each portfolio of the Advantus Series Fund in which the variable annuity account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire contract could be disqualified as an annuity contract under the Code due to the failure of the variable annuity account to be deemed to be "adequately diversified".


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     OWNERSHIP TREATMENT

     In connection with its issuance of temporary and proposed regulations under
     Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the contract owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between an owner and the insurance company regarding the availability of a particular investment option and other than an owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

     The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. Minnesota Life believes that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a contract owner under the contract will not result in any contract owner being treated as the owner of the assets of the Variable Annuity Account. However, Minnesota Life does not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, Minnesota Life reserves the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the Variable Annuity Account.

     TAXATION OF PARTIAL AND FULL WITHDRAWALS

     For payments made in the event of a full surrender of an annuity that is not part of a qualified program, the taxable portion of the amount you receive is generally the amount in excess of the "investment in the contract" (i.e., purchase payments less any amounts previously received from the contract which were not included in income). Amounts withdrawn upon a partial withdrawal from a variable annuity contract that is not part of a qualified program are treated first as taxable income to the extent of the excess of the contract value over the investment in the contract. All taxable amounts received under an annuity contract are subject to tax at ordinary rather than capital gain tax rates.

     In the case of a withdrawal under an annuity that is part of a tax-qualified retirement plan, a portion of the amount received is taxable based on the ratio of the "investment in the contract" to the individual's balance in the retirement plan, generally the value of the annuity. The "investment in the contract" generally equals the portion of any deposits made by or on behalf of an individual under an annuity which was neither deductible when made nor excludable from the gross income of the individual. For annuities issued in connection with qualified plans, the "investment in the contract" can be zero.

     TAXATION OF ANNUITY PAYMENTS

     The taxable portion of an annuity payment is generally equal to the excess of the payment over the exclusion amount. In the case of a fixed annuity payment, the exclusion amount is generally


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     determined by a formula that establishes the ratio of the investment in the contract to the expected return under the contract (determined under Treasury Department regulations). In the case of variable annuity payments, the exclusion amount is generally determined by a formula that establishes the ratio of the investment in the contract to the expected number of payments to be made (determined by Treasury Department regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). The taxable portion of an annuity payment is taxed at ordinary income rates. Once the total amount of the investment under the contract is excluded using this ratio, annuity payments will be fully taxable.

     TAXES PAYABLE ON OPTIONAL RIDERS

     The GLWB, GLWB II (Single or Joint) and GMWB options provide benefits that are different from the usual benefits available under variable annuity contracts. If you elect one of these options a contract owner or beneficiary may be allowed to take withdrawals under the option even after the contract value is equal to zero. Like any withdrawal under the option it is treated as a withdrawal from the contract for income tax purposes. If the investment in the contract has been fully recovered for tax purposes, then these withdrawals are generally included in the taxpayer's income.

     TAXATION OF DEATH BENEFIT PROCEEDS

     Death benefit payments are generally taxable to the recipient. Death benefits paid upon the death of a contract owner generally, are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the investment in the contract is not affected by the owner's death. That is, the investment in the contract remains the amount of any purchase payments paid which were not excluded from gross income.

     PENALTY TAX ON PREMATURE DISTRIBUTIONS

     The Code imposes a 10% penalty tax on the taxable portion of certain distributions from annuity contracts. This additional tax does not apply where the payment is made under an immediate annuity contract, as defined above, or:

          -    where the taxpayer is 59 1/2 or older,

          -    where payment is made on account of the taxpayer's disability, or

          -    where payment is made by reason of the death of the owner, and

          -    in certain other circumstances.

     The Code also provides an exception to the penalty tax for distributions, in periodic payments, of substantially equal installments (not less frequently than annually), where they are made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary. For qualified plans, this exception to the 10% additional tax applies only if payments begin after separation from service.

     For some types of qualified plans, other tax penalties may apply to certain distributions.


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     AGGREGATION OF CONTRACTS

     For purposes of determining a contract owner's gross income, the Code provides that all nonqualified deferred annuity contracts issued by the same company (or its affiliates) to the same contract owner during any calendar year shall be treated as one annuity contract. Additional rules may be promulgated under this provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

     ASSIGNMENT OR PLEDGES

     Transfers, assignments and certain designations of annuitants can have tax consequences. A transfer of ownership of a contract, a pledge of any interest in a contract as security for a loan, the designation of an annuitant or other payee who is not also the contract owner, or the assignment of the contract may result in certain income or gift tax consequences to the contract owner that are beyond the scope of this discussion. If you are contemplating such a transfer, pledge, designation or assignment, you should consult a competent tax adviser about its potential tax effects.

     REQUIRED DISTRIBUTIONS

     In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any nonqualified contract issued after January 18, 1985 to provide that:

          (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

          (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death.

     The requirements of (b) above will be considered satisfied with respect to any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" who is a natural person, is distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that owner's death. The owner's "designated beneficiary", who must be a natural person, is the person designated by the owner as a beneficiary. If the owner's "designated beneficiary" is the surviving spouse of the owner, however, the contract may be continued with the surviving spouse as the new owner.

     Nonqualified contracts issued after January 18, 1985 contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such contract provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

     Similar rules apply to qualified contracts.

     POSSIBLE CHANGES IN TAXATION

     Although the likelihood of there being any change is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, taking effect before the date the legislation is passed).

     You should consult a tax adviser with respect to legislative developments and their effect on the contract.

     TAX QUALIFIED PROGRAMS

     The contract is designed for use with several types of retirement plans that qualify for special tax treatment. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

          -    contributions in excess of specified limits;

          - distributions prior to age 59 1/2 (subject to certain exceptions);

          - distributions that do not conform to specified minimum distribution rules; and

          -    other specified circumstances.

     We make no attempt to provide more than general information about the use of annuities with the various types of retirement plans. Tax deferral under annuity contracts purchased in connection with tax-qualified plans arises under the specific provisions of the Code governing the tax-qualified plan, so a contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax-qualified plans, and not for the purpose of obtaining tax deferral. The rights of any person to any benefits under annuity contracts purchased in connection with these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the annuity issued in connection with such a plan. Some retirement plans are subject to transfer restrictions, distribution and other requirements that are not incorporated into our annuity administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. If you intend to purchase a contract for use with any retirement plan you should consult your legal counsel and tax adviser regarding the suitability of the contract.

     Any annuity contract that is part of a qualified retirement plan must comply with the required minimum distribution (RMD) provisions of the Code, and the implementing regulations. A failure to comply with the RMD requirements will generally result in the imposition of an excise tax on the recipient equal to 50% of the amount by which the RMD exceeds the amount actually distributed. Under certain limited circumstances, IRS regulations treat partial withdrawals from your qualified retirement plan contract after annuity payments have begun after the required beginning date without violating the RMD rules. We will notify any holder of a contract under a qualified plan who requests such a partial withdrawal of the effects of such the withdrawal on the contract prior to processing the withdrawal.

     For qualified plans under Sections 401(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant): (i) reaches age 70 1/2, or (ii) if later retires; and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age
     70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the owner's death.

     To the extent the optional death benefit riders alter the timing or the amount of the payment of distributions under a qualified contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

     In accordance with recent changes in laws and regulations RMDs must be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the RMDs may be larger than if the calculation were based on the contract value alone. This may result in an earlier (but not before the required beginning date) distribution under the contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

     WITHHOLDING

     In general, distributions from annuity contracts are subject to federal income tax withholding unless the recipient elects not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

     The Code generally allows the rollover of most distributions to and from tax-qualified plans, Section 403(b) annuities, individual retirement plans and eligible deferred compensation plans of state or local governments under Section 457(b). Distributions which may not be rolled over are those which are:

          - one of a series of substantially equal annual (or more frequent) payments made:

               --   over the life or life expectancy of the employee,

               -- over the joint lives or joint life expectancies of the employee and the employee's designated beneficiary, or

               --   for a specified period of ten years or more,

          -    a required minimum distribution,

          -    a hardship distribution, or

          -    the non-taxable portion of a distribution.

     Any distribution eligible for rollover, which may include payment to an employee, an employee's surviving spouse, or an ex-spouse who is an alternate payee, will be subject to mandatory federal tax withholding at a 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity. It should be noted that amounts received by individuals which are eligible for rollover may still be placed in another tax-qualified plan or individual retirement account or individual retirement annuity if the transaction is completed within 60 days after the distribution has been received. However a taxpayer must replace withheld amounts with other funds in order to avoid taxation on the amount previously withheld.

     SEE YOUR OWN TAX ADVISER

     The foregoing summary of the federal income tax consequences under these contracts is not exhaustive. The benefits and features of this contract, when owned by employer provided welfare benefit arrangements or other types of special purpose entities, may impact any unique tax aspects such arrangements or entities may enjoy. Special rules may apply to situations not discussed here. Should a plan lose its qualified status, employees will lose some of the tax benefits described. Statutory changes in the Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating the purchase of a variable annuity contract or exercising elections under such a contract. For further information you should consult a tax adviser.

PERFORMANCE DATA

     From time to time the variable annuity account may publish advertisements containing performance data relating to its sub-accounts. In the case of the money market portfolio, the variable annuity account will publish yield or effective yield quotations for a seven-day or other specified period. In the case of the other portfolios, performance data will consist of average annual total return quotations for one year, five year and ten year periods and for the period when the portfolios first became available to the variable annuity account. Such performance data may be accompanied by cumulative total return quotations for the comparable periods. For periods prior to the date of this Prospectus the quotations will be based on the assumption that the contract described herein was issued when the underlying portfolios first became available to the variable annuity account under other contracts issued by us. The money market portfolio may also quote such average annual and cumulative total return figures. Performance figures used by the variable annuity account are based on historical information of the portfolios for specified periods, and the figures are not intended to suggest that such performance will continue in the future. Performance figures of the variable annuity account will reflect charges made pursuant to the terms of the contracts offered by this Prospectus and charges of underlying funds. More detailed information on the computations is set forth in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, which contains additional information including financial statements, is available from us at your request. The table of contents for that Statement of Additional Information is as follows:

           General Information and History
           Distribution of Contract
           Performance
           Independent Registered Public Accounting Firm
           Registration Statement
           Financial Statements

     RULE 12h-7 REPRESENTATION:

     Consistent with well established industry and SEC practice, Minnesota Life does not believe that the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the "Securities Exchange Act") as depositor of the Variable Annuity Account or for any other variable separate account for which we act as Depositor. Nevertheless, to the extent the SEC takes the position that insurance company depositors of variable insurance product separate accounts registered with the SEC are subject to the periodic reporting requirements of the Securities Exchange Act, Minnesota Life intends to rely upon the exemption from those requirements set forth in Rule 12h-7 under the Securities Exchange Act to the extent necessary to avoid any such periodic reporting obligation.

     APPENDIX A -- CONDENSED FINANCIAL INFORMATION AND FINANCIAL STATEMENTS

The table below is designed to help you understand how the sub-account options have performed. It shows the value of a sub-account at the beginning and end of each period, as well as the number of sub-account units at the end of each period. A sub-account unit is also referred to as an ACCUMULATION UNIT. Each possible charge combination is reflected in the following tables. You should read the table in conjunction with the fiancial statements for the variable annuity account and the consolidated financial statements of Minnesota Life Insurance Company. The financial statements of the variable annuity account and the consolidated financial statements of Minnesota Life Insurance Company may be found in the Statement of Additional Information.

1.65% Variable Account Charge

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
ADVANTUS BOND SUB-ACCOUNT:
                                                                  $1.09           $0.93        1,637,426
   2007                                                           $1.08           $1.09        1,313,297
ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
   2008                                                           $1.87           $1.16          433,048
   2007                                                           $1.77           $1.87          295,795
ADVANTUS INDEX 500 SUB-ACCOUNT:
   2008                                                           $1.58           $0.98            3,346
   2007                                                           $1.53           $1.58            3,052
ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
   2008                                                           $1.02           $1.05          379,601
   2007                                                           $0.95           $1.02          360,983
ADVANTUS MONEY MARKET SUB-ACCOUNT:
   2008                                                           $1.05           $1.05          568,691
   2007                                                           $1.02           $1.05          490,622
ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
   2008                                                           $1.10           $0.95          215,994
   2007                                                           $1.09           $1.10          149,877
ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
   2008                                                           $2.04           $1.28          209,649
   2007                                                           $2.46           $2.04          148,887
AIM V.I. BASIC BALANCED SUB-ACCOUNT:
   2008                                                           $1.33           $0.80                0
   2007                                                           $1.33           $1.33                0
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT:
   2008                                                           $1.66           $0.94           76,199
   2007                                                           $1.51           $1.66           72,739
AIM V.I. CORE EQUITY SUB-ACCOUNT:
   2008                                                           $1.52           $1.04                0
   2007                                                           $1.43           $1.52                0
AIM V.I. SMALL CAP EQUITY SUB-ACCOUNT:
   2008                                                           $0.92           $0.62           62,111
   2007                                                           $1.00(a)        $0.92                0
ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
   2008                                                           $0.92           $0.42                0
   2007                                                           $1.00(a)        $0.92                0
AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
   2008                                                           $1.58           $1.01                0
   2007                                                           $1.61           $1.58                0
AMERICAN CENTURY VP INFLATION PROTECTION SUB-ACCOUNT:
   2008                                                           $1.05           $1.01            4,665
   2007                                                           $1.00(a)        $1.05                0
AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
   2008                                                           $1.45           $0.83          291,053
   2007                                                           $1.22           $1.45          319,724
AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
   2008                                                           $1.56           $1.12          221,666
   2007                                                           $1.68           $1.56          224,064
FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
   2008                                                           $2.03           $1.15           91,967
   2007                                                           $1.76           $2.03          120,203
FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
   2008                                                           $1.68           $0.94          696,939
   2007                                                           $1.68           $1.68          515,939
FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
   2008                                                           $0.98           $0.72           71,990
   2007                                                           $1.00(a)        $0.98                0
FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
   2008                                                           $2.48           $1.48           49,725
   2007                                                           $2.19           $2.48           55,559
FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                           $1.44           $0.93            3,305
   2007                                                           $1.38           $1.44           11,792
FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
   2008                                                           $0.91           $0.60           32,342
   2007                                                           $1.00(a)        $0.91                0
FRANKLIN SMALL-MID CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                           $1.74           $0.98                0
   2007                                                           $1.59           $1.74                0
MUTUAL SHARES SECURITIES SUB-ACCOUNT:
   2008                                                           $1.71           $1.06           16,032
   2007                                                           $1.68           $1.71           17,819
TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
   2008                                                           $3.55           $1.65           53,013
   2007                                                           $2.80           $3.55           48,753
IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.94           $0.58                0
   2007                                                           $1.00(a)        $0.94                0

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.97           $0.73          401,334
   2007                                                           $1.00(a)        $0.97          385,940
IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $1.01           $0.93           10,466
   2007                                                           $1.00(a)        $1.01                0
IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.95           $0.64                0
   2007                                                           $1.00(a)        $0.95                0
IBBOTSON INCOME & GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.99           $0.83          330,174
   2007                                                           $1.00(a)        $0.99                0
IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(e):
   2008                                                           $2.41           $1.76           83,907
   2007                                                           $1.70           $2.41           48,795
IVY FUNDS VIP BALANCED SUB-ACCOUNT(e):
   2008                                                           $1.44           $1.12            5,801
   2007                                                           $1.29           $1.44            5,829
IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(e):
   2008                                                           $1.62           $1.04                0
   2007                                                           $1.44           $1.62                0
IVY FUNDS VIP GLOBAL NATURAL RESOURCES SUB-ACCOUNT(e):
   2008                                                           $2.17           $0.82          114,933
   2007                                                           $1.54           $2.17           18,147
IVY FUNDS VIP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.51           $0.95          561,198
   2007                                                           $1.22           $1.51          424,994
IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(e):
   2008                                                           $2.05           $1.17                0
   2007                                                           $1.72           $2.05                0
IVY FUNDS VIP INTERNATIONAL VALUE SUB-ACCOUNT(e):
   2008                                                           $2.58           $1.47          443,768
   2007                                                           $2.39           $2.58          327,940
IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $2.19           $1.12              375
   2007                                                           $2.09           $2.19                0
IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.42           $0.89                0
   2007                                                           $1.28           $1.42                0
IVY FUNDS VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT(e):
   2008                                                           $1.88           $1.22           10,022
   2007                                                           $1.54           $1.88            8,752
IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.55           $0.93           53,815
   2007                                                           $1.39           $1.55           42,837
IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(e):
   2008                                                           $1.84           $1.34          216,411
   2007                                                           $1.96           $1.84          194,115
IVY FUNDS VIP VALUE SUB-ACCOUNT(e):
   2008                                                           $1.47           $0.95                0
   2007                                                           $1.46           $1.47                0
JANUS ASPEN: BALANCED SUB-ACCOUNT:
   2008                                                           $1.45           $1.20                0
   2007                                                           $1.34           $1.45                0
JANUS ASPEN: FORTY SUB-ACCOUNT:
   2008                                                           $2.16           $1.18           28,576
   2007                                                           $1.61           $2.16           22,961
JANUS ASPEN: OVERSEAS SUB-ACCOUNT(f):
   2008                                                           $3.73           $1.75          312,169
   2007                                                           $2.96           $3.73          200,109
JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(d):
   2008                                                           $0.95           $0.67           27,098
   2007                                                           $1.00           $0.95                0
MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
   2008                                                           $1.45           $0.90          295,488
   2007                                                           $1.33           $1.45          142,048
MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
   2008                                                           $1.57           $0.75                0
   2007                                                           $1.46(a)        $1.57                0
MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
   2008                                                           $1.53           $0.91            7,282
   2007                                                           $1.52           $1.53            7,588
MFS VALUE SERIES SUB-ACCOUNT:
   2008                                                           $1.81           $1.20          564,474
   2007                                                           $1.71           $1.81          309,221
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE SUB-ACCOUNT:
   2008                                                           $0.96           $0.57                0
   2007                                                           $1.00(a)        $0.96                0
OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
   2008                                                           $1.58           $0.84            3,248
   2007                                                           $1.41           $1.58           11,587
OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
   2008                                                           $1.25           $0.26          631,799
   2007                                                           $1.27           $1.25          304,659
PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
   2008                                                           $2.71           $1.52            3,383
   2007                                                           $2.44           $2.71            3,398
OPPENHEIMER MAIN STREET SMALL CAP(R)/VA SUB-ACCOUNT:
   2008                                                           $0.91           $0.55                0
   2007                                                           $1.00(a)        $0.91                0
PUTNAM VT EQUITY INCOME SUB-ACCOUNT(c):
   2008                                                           $1.63           $0.88                0
   2007                                                           $1.74           $1.63                0
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                           $1.46           $0.88                0
   2007                                                           $1.59           $1.46                0
PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
   2008                                                           $2.14           $1.18           47,788
   2007                                                           $2.01           $2.14           40,790
PUTNAM VT NEW OPPORTUNITIES SUB-ACCOUNT:
   2008                                                           $1.60           $0.97                0
   2007                                                           $1.54           $1.60                0
PUTNAM VT VOYAGER SUB-ACCOUNT:
   2008                                                           $1.36           $0.84                0
   2007                                                           $1.31           $1.36                0
VAN KAMPEN UIF EMERGING MARKETS EQUITY SUB-ACCOUNT:
   2008                                                           $0.97           $0.41           13,349
   2007                                                           $1.00(a)        $0.97            2,705

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT:
   2008                                                           $0.95           $0.55                0
   2007                                                           $1.00(a)        $0.95                0
VAN KAMPEN CAPITAL GROWTH SUB-ACCOUNT(b):
   2008                                                           $1.52           $0.76                0
   2007                                                           $1.33           $1.52                0
VAN KAMPEN COMSTOCK SUB-ACCOUNT:
   2008                                                           $1.62           $1.02           12,256
   2007                                                           $1.69           $1.62           21,075
VAN KAMPEN GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                           $1.73           $1.15              994
   2007                                                           $1.71           $1.73              864

1.80% Variable Account Charge

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
ADVANTUS BOND SUB-ACCOUNT:
   2008                                                           $1.08           $0.92        1,643,164
   2007                                                           $1.08           $1.08        1,612,373
ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
   2008                                                           $1.85           $1.15          440,364
   2007                                                           $1.76           $1.85          418,092
ADVANTUS INDEX 500 SUB-ACCOUNT:
   2008                                                           $1.57           $0.97          250,693
   2007                                                           $1.52           $1.57          268,087
ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
   2008                                                           $1.02           $1.04          230,834
   2007                                                           $0.95           $1.02          180,319
ADVANTUS MONEY MARKET SUB-ACCOUNT:
   2008                                                           $1.04           $1.04          346,990
   2007                                                           $1.01           $1.04          483,642
ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
   2008                                                           $1.10           $0.94          554,800
   2007                                                           $1.08           $1.10          675,761
ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
   2008                                                           $2.02           $1.26          279,137
   2007                                                           $2.44           $2.02          291,273
AIM V.I. BASIC BALANCED SUB-ACCOUNT:
   2008                                                           $1.32           $0.80          155,867
   2007                                                           $1.32           $1.32          160,234
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT:
   2008                                                           $1.65           $0.93           52,592
   2007                                                           $1.50           $1.65           48,788
AIM V.I. CORE EQUITY SUB-ACCOUNT:
   2008                                                           $1.51           $1.03                0
   2007                                                           $1.42           $1.51                0
AIM V.I. SMALL CAP EQUITY SUB-ACCOUNT:
   2008                                                           $0.92           $0.62           48,589
   2007                                                           $1.00(a)        $0.92                0
ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
   2008                                                           $0.92           $0.42                0
   2007                                                           $1.00(a)        $0.92                0
AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
   2008                                                           $1.57           $1.01           71,469
   2007                                                           $1.60           $1.57          133,044
AMERICAN CENTURY VP INFLATION PROTECTION SUB-ACCOUNT:
   2008                                                           $1.05           $1.01           52,752
   2007                                                           $1.00(a)        $1.05                0
AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
   2008                                                           $1.44           $0.83          501,426
   2007                                                           $1.21           $1.44          532,263
AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
   2008                                                           $1.55           $1.11          173,426
   2007                                                           $1.67           $1.55          289,717
FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
   2008                                                           $2.02           $1.14          178,803
   2007                                                           $1.75           $2.02          219,442
FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
   2008                                                           $1.67           $0.94        1,209,907
   2007                                                           $1.68           $1.67        1,121,335
FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
   2008                                                           $0.98           $0.72           61,828
   2007                                                           $1.00(a)        $0.98                0
FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
   2008                                                           $2.47           $1.46           40,328
   2007                                                           $2.18           $2.47           90,899
FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                           $1.43           $0.92            7,605
   2007                                                           $1.38           $1.43           33,137
FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
   2008                                                           $0.91           $0.60           63,763
   2007                                                           $1.00(a)        $0.91                0
FRANKLIN SMALL-MID CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                           $1.73           $0.98           41,918
   2007                                                           $1.58           $1.73          109,616
MUTUAL SHARES SECURITIES SUB-ACCOUNT:
   2008                                                           $1.70           $1.05           30,684
   2007                                                           $1.67           $1.70           71,001
TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
   2008                                                           $3.52           $1.64           68,689
   2007                                                           $2.78           $3.52           72,323
IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.94           $0.58                0
   2007                                                           $1.00(a)        $0.94                0
IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.97           $0.72          513,716
   2007                                                           $1.00(a)        $0.97                0
IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $1.01           $0.93                0
   2007                                                           $1.00(a)        $1.01                0
IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.95           $0.64          320,250
   2007                                                           $1.00(a)        $0.95                0
IBBOTSON INCOME & GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.99           $0.82            1,864
   2007                                                           $1.00(a)        $0.99                0

                                                               UNIT VALUE AT  UNIT VALUE  NUMBER OF UNITS
                                                                BEGINNING OF   AT END OF   OUTSTANDING AT
                                                                   PERIOD       PERIOD     END OF PERIOD
                                                               -------------  ----------  ---------------
IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(e):
   2008                                                            $2.40         $1.75        179,578
   2007                                                            $1.69         $2.40        111,948
IVY FUNDS VIP BALANCED SUB-ACCOUNT(e):
   2008                                                            $1.43         $1.11         81,848
   2007                                                            $1.28         $1.43         78,563
IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(e):
   2008                                                            $1.61         $1.03         25,190
   2007                                                            $1.44         $1.61              0
IVY FUNDS VIP GLOBAL NATURAL RESOURCES SUB-ACCOUNT(e):
   2008                                                            $2.16         $0.82        123,416
   2007                                                            $1.53         $2.16         87,473
IVY FUNDS VIP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.50         $0.94        405,078
   2007                                                            $1.22         $1.50        382,123
IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(e):
   2008                                                            $2.04         $1.16         36,440
   2007                                                            $1.71         $2.04         59,203
IVY FUNDS VIP INTERNATIONAL VALUE SUB-ACCOUNT(e):
   2008                                                            $2.56         $1.45        405,812
   2007                                                            $2.37         $2.56        397,848
IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $2.18         $1.11         30,912
   2007                                                            $2.08         $2.18         40,963
IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.41         $0.89         44,122
   2007                                                            $1.28         $1.41          4,280
IVY FUNDS VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT(e):
   2008                                                            $1.87         $1.21         43,374
   2007                                                            $1.53         $1.87         64,143
IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.54         $0.92         48,986
   2007                                                            $1.38         $1.54         73,200
IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(e):
   2008                                                            $1.83         $1.33        271,924
   2007                                                            $1.95         $1.83        296,312
IVY FUNDS VIP VALUE SUB-ACCOUNT(e):
   2008                                                            $1.46         $0.95         13,337
   2007                                                            $1.46         $1.46          5,327
JANUS ASPEN: BALANCED SUB-ACCOUNT:
   2008                                                            $1.44         $1.19          2,892
   2007                                                            $1.33         $1.44          4,196
JANUS ASPEN: FORTY SUB-ACCOUNT:
   2008                                                            $2.14         $1.17         73,158
   2007                                                            $1.60         $2.14         33,467
JANUS ASPEN: OVERSEAS SUB-ACCOUNT(f):
   2008                                                            $3.70         $1.74        198,781
   2007                                                            $2.94         $3.70        122,096
JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(d):
   2008                                                            $0.95         $0.67         21,469
   2007                                                            $1.00         $0.95              0
MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
   2008                                                            $1.44         $0.89        139,394
   2007                                                            $1.32         $1.44        108,322
MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
   2008                                                            $1.56         $0.74          4,482
   2007                                                            $1.45(a)      $1.56          7,394
MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
   2008                                                            $1.52         $0.90         70,506
   2007                                                            $1.52         $1.52         79,594
MFS VALUE SERIES SUB-ACCOUNT:
   2008                                                            $1.80         $1.19        253,823
   2007                                                            $1.70         $1.80        171,967
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE SUB-ACCOUNT:
   2008                                                            $0.96         $0.57              0
   2007                                                            $1.00(a)      $0.96              0
OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
   2008                                                            $1.57         $0.84              0
   2007                                                            $1.40         $1.57          2,262
OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
   2008                                                            $1.24         $0.26        653,388
   2007                                                            $1.27         $1.24        523,098
PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
   2008                                                            $2.69         $1.50         12,802
   2007                                                            $2.42         $2.69         43,256
OPPENHEIMER MAIN STREET SMALL CAP(R)/VA SUB-ACCOUNT:
   2008                                                            $0.91         $0.55              0
   2007                                                            $1.00(a)      $0.91              0
PUTNAM VT EQUITY INCOME SUB-ACCOUNT(c):
   2008                                                            $1.61         $0.88          1,036
   2007                                                            $1.73         $1.61              0
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                            $1.45         $0.88         47,664
   2007                                                            $1.58         $1.45              0
PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
   2008                                                            $2.12         $1.17        106,828
   2007                                                            $2.00         $2.12        103,056
PUTNAM VT NEW OPPORTUNITIES SUB-ACCOUNT:
   2008                                                            $1.59         $0.96              0
   2007                                                            $1.53         $1.59         19,507
PUTNAM VT VOYAGER SUB-ACCOUNT:
   2008                                                            $1.35         $0.83         11,478
   2007                                                            $1.30         $1.35         29,510
VAN KAMPEN UIF EMERGING MARKETS EQUITY SUB-ACCOUNT:
   2008                                                            $0.97         $0.41         49,824
   2007                                                            $1.00(a)      $0.97         25,785
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT:
   2008                                                            $0.95         $0.54              0
   2007                                                            $1.00(a)      $0.95              0
VAN KAMPEN CAPITAL GROWTH SUB-ACCOUNT(b):
   2008                                                            $1.51         $0.76          2,051
   2007                                                            $1.32         $1.51              0
VAN KAMPEN COMSTOCK SUB-ACCOUNT:
   2008                                                            $1.61         $1.01         14,252
   2007                                                            $1.68         $1.61         11,480
VAN KAMPEN GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                            $1.72         $1.14         10,750
   2007                                                            $1.70         $1.72         14,054

1.90% Variable Account Charge

                                                               UNIT VALUE AT  UNIT VALUE  NUMBER OF UNITS
                                                                BEGINNING OF   AT END OF   OUTSTANDING AT
                                                                   PERIOD       PERIOD     END OF PERIOD
                                                               -------------  ----------  ---------------
ADVANTUS BOND SUB-ACCOUNT:
   2008                                                            $1.08         $0.91         953,286
   2007                                                            $1.07         $1.08       1,071,777
ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
   2008                                                            $1.84         $1.15         181,974
   2007                                                            $1.75         $1.84         192,670
ADVANTUS INDEX 500 SUB-ACCOUNT:
   2008                                                            $1.56         $0.96          84,272
   2007                                                            $1.52         $1.56         148,515
ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
   2008                                                            $1.01         $1.04         476,418
   2007                                                            $0.94         $1.01         479,747
ADVANTUS MONEY MARKET SUB-ACCOUNT:
   2008                                                            $1.04         $1.04         412,854
   2007                                                            $1.01         $1.04       1,040,141
ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
   2008                                                            $1.09         $0.93         222,024
   2007                                                            $1.08         $1.09         286,091
ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
   2008                                                            $2.01         $1.26         163,073
   2007                                                            $2.43         $2.01         226,051
AIM V.I. BASIC BALANCED SUB-ACCOUNT:
   2008                                                            $1.31         $0.79               0
   2007                                                            $1.31         $1.31               0
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT:
   2008                                                            $1.64         $0.92          30,449
   2007                                                            $1.50         $1.64          35,611
AIM V.I. CORE EQUITY SUB-ACCOUNT:
   2008                                                            $1.50         $1.03               0
   2007                                                            $1.42         $1.50               0
AIM V.I. SMALL CAP EQUITY SUB-ACCOUNT:
   2008                                                            $0.92         $0.62               0
   2007                                                            $1.00(a)      $0.92               0
ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
   2008                                                            $0.92         $0.42               0
   2007                                                            $1.00(a)      $0.92               0
AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
   2008                                                            $1.56         $1.00          14,586
   2007                                                            $1.60         $1.56          31,443
AMERICAN CENTURY VP INFLATION PROTECTION SUB-ACCOUNT:
   2008                                                            $1.05         $1.01           3,286
   2007                                                            $1.00(a)      $1.05               0
AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
   2008                                                            $1.43         $0.82         356,005
   2007                                                            $1.21         $1.43         394,339
AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
   2008                                                            $1.54         $1.11         145,902
   2007                                                            $1.66         $1.54         154,555
FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
   2008                                                            $2.01         $1.13         174,525
   2007                                                            $1.75         $2.01         266,277
FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
   2008                                                            $1.66         $0.93         434,617
   2007                                                            $1.67         $1.66         444,805
FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
   2008                                                            $0.98         $0.72               0
   2007                                                            $1.00(a)      $0.98               0
FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
   2008                                                            $2.46         $1.45          95,618
   2007                                                            $2.17         $2.46         157,553
FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                            $1.43         $0.92          27,594
   2007                                                            $1.37         $1.43          26,078
FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
   2008                                                            $0.91         $0.60               0
   2007                                                            $1.00(a)      $0.91               0
FRANKLIN SMALL-MID CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                            $1.72         $0.97          17,352
   2007                                                            $1.57         $1.72          18,431
MUTUAL SHARES SECURITIES SUB-ACCOUNT:
   2008                                                            $1.69         $1.04         113,237
   2007                                                            $1.66         $1.69         135,856
TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
   2008                                                            $3.51         $1.63          84,552
   2007                                                            $2.77         $3.51          94,405
IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.94         $0.58               0
   2007                                                            $1.00(a)      $0.94               0
IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.97         $0.72               0
   2007                                                            $1.00(a)      $0.97               0
IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $1.01         $0.93          27,298
   2007                                                            $1.00(a)      $1.01               0
IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.95         $0.64               0
   2007                                                            $1.00(a)      $0.95               0
IBBOTSON INCOME & GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.99         $0.82         628,214
   2007                                                            $1.00(a)      $0.99          45,142
IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(e):
   2008                                                            $2.38         $1.74         425,982
   2007                                                            $1.69         $2.38         458,638
IVY FUNDS VIP BALANCED SUB-ACCOUNT(e):
   2008                                                            $1.42         $1.10         105,699
   2007                                                            $1.28         $1.42         113,525
IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(e):
   2008                                                            $1.60         $1.03               0
   2007                                                            $1.43         $1.60               0
IVY FUNDS VIP GLOBAL NATURAL RESOURCES SUB-ACCOUNT(e):
   2008                                                            $2.16         $0.82         128,552
   2007                                                            $1.53         $2.16         143,347
IVY FUNDS VIP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.50         $0.94         276,322
   2007                                                            $1.21         $1.50         323,995
IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(e):
   2008                                                            $2.03         $1.15          31,915
   2007                                                            $1.71         $2.03          36,078

                                                               UNIT VALUE AT  UNIT VALUE  NUMBER OF UNITS
                                                                BEGINNING OF   AT END OF   OUTSTANDING AT
                                                                   PERIOD       PERIOD     END OF PERIOD
                                                               -------------  ----------  ---------------
IVY FUNDS VIP INTERNATIONAL VALUE SUB-ACCOUNT(e):
   2008                                                            $2.55         $1.44        315,203
   2007                                                            $2.37         $2.55        363,838
IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $2.17         $1.11          3,199
   2007                                                            $2.08         $2.17          3,092
IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.41         $0.88              0
   2007                                                            $1.28         $1.41              0
IVY FUNDS VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT(e):
   2008                                                            $1.86         $1.21        126,732
   2007                                                            $1.52         $1.86        141,521
IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.53         $0.92         25,553
   2007                                                            $1.38         $1.53         62,517
IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(e):
   2008                                                            $1.82         $1.32         94,941
   2007                                                            $1.94         $1.82        107,680
IVY FUNDS VIP VALUE SUB-ACCOUNT(e):
   2008                                                            $1.45         $0.94        119,754
   2007                                                            $1.45         $1.45        120,598
JANUS ASPEN: BALANCED SUB-ACCOUNT:
   2008                                                            $1.43         $1.18              0
   2007                                                            $1.32         $1.43              0
JANUS ASPEN: FORTY SUB-ACCOUNT:
   2008                                                            $2.13         $1.17        191,942
   2007                                                            $1.59         $2.13        206,145
JANUS ASPEN: INTERNATIONAL GROWTH SUB-ACCOUNT:
   2008                                                            $3.68         $1.73         98,782
   2007                                                            $2.93         $3.68        111,825
JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(d):
   2008                                                            $0.95         $0.67              0
   2007                                                            $1.00         $0.95              0
MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
   2008                                                            $1.43         $0.89         35,814
   2007                                                            $1.32         $1.43          5,321
MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
   2008                                                            $1.55         $0.74              0
   2007                                                            $1.44(a)      $1.55              0
MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
   2008                                                            $1.51         $0.90         53,887
   2007                                                            $1.51         $1.51         59,035
MFS VALUE SERIES SUB-ACCOUNT:
   2008                                                            $1.79         $1.18         71,860
   2007                                                            $1.70         $1.79         20,047
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE SUB-ACCOUNT:
   2008                                                            $0.96         $0.57              0
   2007                                                            $1.00(a)      $0.96              0
OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
   2008                                                            $1.56         $0.83          2,593
   2007                                                            $1.40         $1.56          2,454
OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
   2008                                                            $1.23         $0.26        178,495
   2007                                                            $1.26         $1.23        146,405
PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
   2008                                                            $2.68         $1.49              0
   2007                                                            $2.41         $2.68              0
OPPENHEIMER MAIN STREET SMALL CAP(R)/VA SUB-ACCOUNT:
   2008                                                            $0.91         $0.55              0
   2007                                                            $1.00(a)      $0.91              0
PUTNAM VT EQUITY INCOME SUB-ACCOUNT(c):
   2008                                                            $1.61         $0.87              0
   2007                                                            $1.72         $1.61              0
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                            $1.45         $0.87         10,437
   2007                                                            $1.57         $1.45         19,077
PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
   2008                                                            $2.11         $1.16         45,233
   2007                                                            $1.99         $2.11         47,008
PUTNAM VT NEW OPPORTUNITIES SUB-ACCOUNT:
   2008                                                            $1.58         $0.95          7,285
   2007                                                            $1.53         $1.58          7,403
PUTNAM VT VOYAGER SUB-ACCOUNT:
   2008                                                            $1.34         $0.83              0
   2007                                                            $1.29         $1.34              0
VAN KAMPEN UIF EMERGING MARKETS EQUITY SUB-ACCOUNT:
   2008                                                            $0.97         $0.41         16,904
   2007                                                            $1.00(a)      $0.97         70,193
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT:
   2008                                                            $0.95         $0.54              0
   2007                                                            $1.00(a)      $0.95              0
VAN KAMPEN CAPITAL GROWTH SUB-ACCOUNT(b):
   2008                                                            $1.51         $0.75              0
   2007                                                            $1.32         $1.51              0
VAN KAMPEN COMSTOCK SUB-ACCOUNT:
   2008                                                            $1.60         $1.01         10,516
   2007                                                            $1.67         $1.60         43,505
VAN KAMPEN GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                            $1.71         $1.14          7,918
   2007                                                            $1.70         $1.71          7,161

2.00% Variable Account Charge

                                                               UNIT VALUE AT  UNIT VALUE  NUMBER OF UNITS
                                                                BEGINNING OF   AT END OF   OUTSTANDING AT
                                                                   PERIOD       PERIOD     END OF PERIOD
                                                               -------------  ----------  ---------------
ADVANTUS BOND SUB-ACCOUNT:
   2008                                                            $1.08         $0.91       2,793,183
   2007                                                            $1.07         $1.08         858,243
ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
   2008                                                            $1.51         $0.94         694,066
   2007                                                            $1.43         $1.51         280,804
ADVANTUS INDEX 500 SUB-ACCOUNT:
   2008                                                            $1.37         $0.84           6,854
   2007                                                            $1.33         $1.37               0
ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
   2008                                                            $1.01         $1.03         659,854
   2007                                                            $0.94         $1.01         166,984

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
ADVANTUS MONEY MARKET SUB-ACCOUNT:
   2008                                                            $1.04          $1.04         1,667,785
   2007                                                            $1.01          $1.04           182,647
ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
   2008                                                            $1.09          $0.93           469,720
   2007                                                            $1.08          $1.09           142,102
ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
   2008                                                            $1.63          $1.02           259,099
   2007                                                            $1.97          $1.63           105,952
AIM V.I. BASIC BALANCED SUB-ACCOUNT:
   2008                                                            $1.22          $0.73               313
   2007                                                            $1.22          $1.22                 0
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT:
   2008                                                            $1.39          $0.78            11,546
   2007                                                            $1.27          $1.39            12,571
AIM V.I. CORE EQUITY SUB-ACCOUNT:
   2008                                                            $1.33          $0.91             3,004
   2007                                                            $1.26          $1.33                 0
AIM V.I. SMALL CAP EQUITY SUB-ACCOUNT:
   2008                                                            $0.92          $0.62           257,103
   2007                                                            $1.00(a)       $0.92                 0
ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
   2008                                                            $0.92          $0.42             5,442
   2007                                                            $1.00(a)       $0.92                 0
AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
   2008                                                            $1.35          $0.86                 0
   2007                                                            $1.38          $1.35                 0
AMERICAN CENTURY VP INFLATION PROTECTION SUB-ACCOUNT:
   2008                                                            $1.05          $1.01            20,579
   2007                                                            $1.00(a)       $1.05                 0
AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
   2008                                                            $1.25          $0.72           210,206
   2007                                                            $1.06          $1.25           218,781
AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
   2008                                                            $1.35          $0.97            80,254
   2007                                                            $1.45          $1.35           100,708
FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
   2008                                                            $1.71          $0.96            26,488
   2007                                                            $1.49          $1.71            22,612
FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
   2008                                                            $1.43          $0.80           896,056
   2007                                                            $1.44          $1.43           354,662
FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
   2008                                                            $0.98          $0.72           293,705
   2007                                                            $1.00(a)       $0.98                 0
FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
   2008                                                            $1.93          $1.14            25,694
   2007                                                            $1.71          $1.93             6,132
FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                            $1.25          $0.80            17,804
   2007                                                            $1.20          $1.25            15,446
FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
   2008                                                            $0.91          $0.60           181,647
   2007                                                            $1.00(a)       $0.91                 0
FRANKLIN SMALL-MID CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                            $1.38          $0.78             9,544
   2007                                                            $1.26          $1.38             9,039
MUTUAL SHARES SECURITIES SUB-ACCOUNT:
   2008                                                            $1.52          $0.93            21,991
   2007                                                            $1.50          $1.52            20,345
TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
   2008                                                            $2.66          $1.23            63,665
   2007                                                            $2.11          $2.66            47,354
IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.94          $0.58                 0
   2007                                                            $1.00(a)       $0.94                 0
IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.97          $0.72           194,470
   2007                                                            $1.00(a)       $0.97                 0
IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $1.01          $0.93                 0
   2007                                                            $1.00(a)       $1.01                 0
IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.95          $0.64           281,942
   2007                                                            $1.00(a)       $0.95            67,566
IBBOTSON INCOME & GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.99          $0.82           531,235
   2007                                                            $1.00(a)       $0.99             8,576
IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(e):
   2008                                                            $2.37          $1.73           154,457
   2007                                                            $1.68          $2.37            29,701
IVY FUNDS VIP BALANCED SUB-ACCOUNT(e):
   2008                                                            $1.40          $1.09            10,573
   2007                                                            $1.26          $1.40             5,381
IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(e):
   2008                                                            $1.59          $1.01            10,552
   2007                                                            $1.42          $1.59                 0
IVY FUNDS VIP GLOBAL NATURAL RESOURCES SUB-ACCOUNT(e):
   2008                                                            $2.15          $0.81            99,998
   2007                                                            $1.53          $2.15            44,059
IVY FUNDS VIP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.47          $0.92           845,299
   2007                                                            $1.19          $1.47           327,443
IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.93          $1.10             3,274
   2007                                                            $1.63          $1.93                 0
IVY FUNDS VIP INTERNATIONAL VALUE SUB-ACCOUNT(e):
   2008                                                            $1.95          $1.10           564,746
   2007                                                            $1.81          $1.95           213,350
IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.55          $0.79                 0
   2007                                                            $1.49          $1.55                 0
IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.41          $0.88             4,664
   2007                                                            $1.27          $1.41                 0
IVY FUNDS VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT(e):
   2008                                                            $1.80          $1.17            20,345
   2007                                                            $1.48          $1.80            10,028

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.50          $0.90            70,581
   2007                                                            $1.35          $1.50            31,920
IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(e):
   2008                                                            $1.38          $1.00           207,524
   2007                                                            $1.46          $1.38           143,490
IVY FUNDS VIP VALUE SUB-ACCOUNT(e):
   2008                                                            $1.42          $0.92                 0
   2007                                                            $1.42          $1.42                 0
JANUS ASPEN: BALANCED SUB-ACCOUNT:
   2008                                                            $1.36          $1.12             6,243
   2007                                                            $1.26          $1.36             4,647
JANUS ASPEN: FORTY SUB-ACCOUNT:
   2008                                                            $1.90          $1.04            96,752
   2007                                                            $1.42          $1.90             5,207
JANUS ASPEN: OVERSEAS SUB-ACCOUNT(f):
   2008                                                            $2.85          $1.33           491,889
   2007                                                            $2.27          $2.85           151,044
JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(d):
   2008                                                            $0.95          $0.67           159,475
   2007                                                            $1.00          $0.95                 0
MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
   2008                                                            $1.28          $0.79           636,539
   2007                                                            $1.18          $1.28           169,036
MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
   2008                                                            $1.27          $0.60                 0
   2007                                                            $1.18(a)       $1.27                 0
MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
   2008                                                            $1.21          $0.72            12,927
   2007                                                            $1.21          $1.21             5,835
MFS VALUE SERIES SUB-ACCOUNT:
   2008                                                            $1.59          $1.05         1,164,061
   2007                                                            $1.51          $1.59           247,804
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE SUB-ACCOUNT:
   2008                                                            $0.96          $0.57                 0
   2007                                                            $1.00(a)       $0.96                 0
OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
   2008                                                            $1.34          $0.71             6,458
   2007                                                            $1.20          $1.34             6,899
OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
   2008                                                            $1.15          $0.24           617,967
   2007                                                            $1.18          $1.15           173,766
PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
   2008                                                            $1.94          $1.08                 0
   2007                                                            $1.75          $1.94                 0
OPPENHEIMER MAIN STREET SMALL CAP(R)/VA SUB-ACCOUNT:
   2008                                                            $0.91          $0.55            13,011
   2007                                                            $1.00(a)       $0.91                 0
PUTNAM VT EQUITY INCOME SUB-ACCOUNT(c):
   2008                                                            $1.36          $0.74             3,138
   2007                                                            $1.46          $1.36                 0
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                            $1.27          $0.76                 0
   2007                                                            $1.38          $1.27                 0
PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
   2008                                                            $1.79          $0.98            11,567
   2007                                                            $1.69          $1.79            11,395
PUTNAM VT NEW OPPORTUNITIES SUB-ACCOUNT:
   2008                                                            $1.33          $0.80                 0
   2007                                                            $1.28          $1.33                 0
PUTNAM VT VOYAGER SUB-ACCOUNT:
   2008                                                            $1.17          $0.72                 0
   2007                                                            $1.13          $1.17                 0
VAN KAMPEN UIF EMERGING MARKETS EQUITY SUB-ACCOUNT:
   2008                                                            $0.97          $0.41            48,859
   2007                                                            $1.00(a)       $0.97                 0
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT:
   2008                                                            $0.95          $0.54                 0
   2007                                                            $1.00(a)       $0.95                 0
VAN KAMPEN CAPITAL GROWTH SUB-ACCOUNT(b):
   2008                                                            $1.29          $0.64                 0
   2007                                                            $1.13          $1.29                 0
VAN KAMPEN COMSTOCK SUB-ACCOUNT:
   2008                                                            $1.37          $0.87             8,547
   2007                                                            $1.44          $1.37             7,777
VAN KAMPEN GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                            $1.49          $0.99                 0
   2007                                                            $1.48          $1.49                 0

2.05% Variable Account Charge

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
ADVANTUS BOND SUB-ACCOUNT:
   2008                                                            $1.07          $0.91         1,585,976
   2007                                                            $1.07          $1.07         1,982,212
ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
   2008                                                            $1.50          $0.93           317,515
   2007                                                            $1.43          $1.50           351,451
ADVANTUS INDEX 500 SUB-ACCOUNT:
   2008                                                            $1.37          $0.84            46,234
   2007                                                            $1.33          $1.37            50,500
ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
   2008                                                            $1.01          $1.03            97,640
   2007                                                            $0.94          $1.01            77,198
ADVANTUS MONEY MARKET SUB-ACCOUNT:
   2008                                                            $1.04          $1.04           218,584
   2007                                                            $1.01          $1.04           211,517
ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
   2008                                                            $1.09          $0.93           171,412
   2007                                                            $1.08          $1.09           182,501
ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
   2008                                                            $1.63          $1.02           272,073
   2007                                                            $1.97          $1.63           281,682
AIM V.I. BASIC BALANCED SUB-ACCOUNT:
   2008                                                            $1.21          $0.73            20,986
   2007                                                            $1.21          $1.21            20,873

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT:
   2008                                                            $1.39          $0.78            70,564
   2007                                                            $1.27          $1.39            69,952
AIM V.I. CORE EQUITY SUB-ACCOUNT:
   2008                                                            $1.33          $0.91             1,931
   2007                                                            $1.26          $1.33             1,948
AIM V.I. SMALL CAP EQUITY SUB-ACCOUNT:
   2008                                                            $0.92          $0.62            28,780
   2007                                                            $1.00(a)       $0.92                 0
ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
   2008                                                            $0.92          $0.42            45,943
   2007                                                            $1.00(a)       $0.92                 0
AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
   2008                                                            $1.35          $0.86            15,630
   2007                                                            $1.38          $1.35            27,183
AMERICAN CENTURY VP INFLATION PROTECTION SUB-ACCOUNT:
   2008                                                            $1.05          $1.01            40,547
   2007                                                            $1.00(a)       $1.05                 0
AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
   2008                                                            $1.25          $0.71           949,632
   2007                                                            $1.05          $1.25         1,023,614
AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
   2008                                                            $1.34          $0.96           174,330
   2007                                                            $1.45          $1.34           231,916
FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
   2008                                                            $1.70          $0.96           301,507
   2007                                                            $1.48          $1.70           304,230
FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
   2008                                                            $1.43          $0.80         1,105,658
   2007                                                            $1.44          $1.43         1,122,083
FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
   2008                                                            $0.98          $0.72            16,709
   2007                                                            $1.00(a)       $0.98                 0
FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
   2008                                                            $1.93          $1.14           124,559
   2007                                                            $1.71          $1.93           132,394
FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                            $1.25          $0.80             9,308
   2007                                                            $1.20          $1.25            15,811
FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
   2008                                                            $0.91          $0.60             3,981
   2007                                                            $1.00(a)       $0.91                 0
FRANKLIN SMALL-MID CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                            $1.37          $0.77             6,627
   2007                                                            $1.26          $1.37            14,858
MUTUAL SHARES SECURITIES SUB-ACCOUNT:
   2008                                                            $1.51          $0.93            52,938
   2007                                                            $1.49          $1.51            89,398
TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
   2008                                                            $2.65          $1.23           152,138
   2007                                                            $2.10          $2.65           152,467
IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.94          $0.58             2,863
   2007                                                            $1.00(a)       $0.94             5,553
IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.97          $0.72           234,217
   2007                                                            $1.00(a)       $0.97                 0
IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $1.01          $0.93            27,446
   2007                                                            $1.00(a)       $1.01                 0
IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.95          $0.64             6,899
   2007                                                            $1.00(a)       $0.95            18,305
IBBOTSON INCOME & GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.99          $0.82            34,164
   2007                                                            $1.00(a)       $0.99            16,496
IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(e):
   2008                                                            $2.37          $1.72           433,421
   2007                                                            $1.68          $2.37           362,849
IVY FUNDS VIP BALANCED SUB-ACCOUNT(e):
   2008                                                            $1.40          $1.08            56,622
   2007                                                            $1.26          $1.40            46,035
IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(e):
   2008                                                            $1.58          $1.01            11,572
   2007                                                            $1.42          $1.58            14,971
IVY FUNDS VIP GLOBAL NATURAL RESOURCES SUB-ACCOUNT(e):
   2008                                                            $2.15          $0.81           343,129
   2007                                                            $1.53          $2.15           239,160
IVY FUNDS VIP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.46          $0.91           245,342
   2007                                                            $1.19          $1.46           259,114
IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.93          $1.09            19,956
   2007                                                            $1.62          $1.93            16,267
IVY FUNDS VIP INTERNATIONAL VALUE SUB-ACCOUNT(e):
   2008                                                            $1.95          $1.10           584,012
   2007                                                            $1.81          $1.95           617,668
IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.55          $0.79             1,734
   2007                                                            $1.48          $1.55             1,160
IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.40          $0.88                 0
   2007                                                            $1.27          $1.40                 0
IVY FUNDS VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT(e):
   2008                                                            $1.80          $1.16            85,729
   2007                                                            $1.48          $1.80            86,554
IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.50          $0.89            88,172
   2007                                                            $1.35          $1.50            81,859
IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(e):
   2008                                                            $1.37          $0.99           223,922
   2007                                                            $1.46          $1.37           246,504
IVY FUNDS VIP VALUE SUB-ACCOUNT(e):
   2008                                                            $1.41          $0.92            78,254
   2007                                                            $1.42          $1.41            87,417
JANUS ASPEN: BALANCED SUB-ACCOUNT:
   2008                                                            $1.36          $1.12           158,283
   2007                                                            $1.26          $1.36           148,207

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
JANUS ASPEN: FORTY SUB-ACCOUNT:
   2008                                                           $1.90           $1.04          84,332
   2007                                                           $1.42           $1.90          60,830
JANUS ASPEN: OVERSEAS SUB-ACCOUNT(f):
   2008                                                           $2.84           $1.33         283,491
   2007                                                           $2.27           $2.84         266,030
JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(d):
   2008                                                           $0.95           $0.67           9,672
   2007                                                           $1.00           $0.95               0
MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
   2008                                                           $1.28           $0.79          14,383
   2007                                                           $1.18           $1.28           5,809
MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
   2008                                                           $1.27           $0.60           7,431
   2007                                                           $1.18(a)        $1.27           7,402
MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
   2008                                                           $1.21           $0.72         154,565
   2007                                                           $1.21           $1.21         161,007
MFS VALUE SERIES SUB-ACCOUNT:
   2008                                                           $1.59           $1.05          37,328
   2007                                                           $1.51           $1.59           9,652
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE SUB-ACCOUNT:
   2008                                                           $0.96           $0.57               0
   2007                                                           $1.00(a)        $0.96               0
OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
   2008                                                           $1.34           $0.71               0
   2007                                                           $1.20           $1.34               0
OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
   2008                                                           $1.15           $0.24         322,692
   2007                                                           $1.18           $1.15         272,480
PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
   2008                                                           $1.94           $1.08         143,583
   2007                                                           $1.75           $1.94         143,379
OPPENHEIMER MAIN STREET SMALL CAP(R)/VA SUB-ACCOUNT:
   2008                                                           $0.91           $0.55               0
   2007                                                           $1.00(a)        $0.91               0
PUTNAM VT EQUITY INCOME SUB-ACCOUNT(c):
   2008                                                           $1.36           $0.73           7,680
   2007                                                           $1.45           $1.36               0
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                           $1.27           $0.76           5,845
   2007                                                           $1.37           $1.27           6,387
PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
   2008                                                           $1.79           $0.98         105,010
   2007                                                           $1.68           $1.79          98,966
PUTNAM VT NEW OPPORTUNITIES SUB-ACCOUNT:
   2008                                                           $1.33           $0.80          19,593
   2007                                                           $1.28           $1.33          21,656
PUTNAM VT VOYAGER SUB-ACCOUNT:
   2008                                                           $1.17           $0.72               0
   2007                                                           $1.13           $1.17               0
VAN KAMPEN UIF EMERGING MARKETS EQUITY SUB-ACCOUNT:
   2008                                                           $0.97           $0.41           2,784
   2007                                                           $1.00(a)        $0.97           5,400
VAN KAMPEN UIF U.S. MID CAP VALUE SUB- ACCOUNT:
    2008                                                          $0.95           $0.54               0
    2007                                                          $1.00(a)        $0.95               0
VAN KAMPEN CAPITAL GROWTH SUB-ACCOUNT(b):
    2008                                                          $1.29           $0.64               0
    2007                                                          $1.13           $1.29               0
VAN KAMPEN COMSTOCK SUB-ACCOUNT:
    2008                                                          $1.37           $0.86         171,765
    2007                                                          $1.43           $1.37         200,070
VAN KAMPEN GROWTH AND INCOME SUB-ACCOUNT:
    2008                                                          $1.48           $0.99               0
    2007                                                          $1.48           $1.48           9,948

2.15% Variable Account Charge

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
ADVANTUS BOND SUB-ACCOUNT:
   2008                                                           $1.07           $0.91         277,862
   2007                                                           $1.07           $1.07         325,500
ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
   2008                                                           $1.50           $0.93         101,419
   2007                                                           $1.42           $1.50         106,847
ADVANTUS INDEX 500 SUB-ACCOUNT:
   2008                                                           $1.36           $0.84               0
   2007                                                           $1.32           $1.36               0
ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
   2008                                                           $1.01           $1.03          35,512
   2007                                                           $0.94           $1.01          56,613
ADVANTUS MONEY MARKET SUB-ACCOUNT:
   2008                                                           $1.03           $1.03          63,536
   2007                                                           $1.01           $1.03          64,202
ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
   2008                                                           $1.08           $0.92          83,791
   2007                                                           $1.07           $1.08          58,702
ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
   2008                                                           $1.62           $1.01          44,083
   2007                                                           $1.96           $1.62          37,735
AIM V.I. BASIC BALANCED SUB-ACCOUNT:
   2008                                                           $1.21           $0.73               0
   2007                                                           $1.21           $1.21               0
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT:
   2008                                                           $1.38           $0.78          20,867
   2007                                                           $1.27           $1.38          21,824
AIM V.I. CORE EQUITY SUB-ACCOUNT:
   2008                                                           $1.32           $0.90               0
   2007                                                           $1.25           $1.32               0
AIM V.I. SMALL CAP EQUITY SUB-ACCOUNT:
   2008                                                           $0.92           $0.62               0
   2007                                                           $1.00(a)        $0.92               0
ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
   2008                                                           $0.92           $0.42               0
   2007                                                           $1.00(a)        $0.92               0

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
   2008                                                           $1.34           $0.86               0
   2007                                                           $1.38           $1.34               0
AMERICAN CENTURY VP INFLATION PROTECTION SUB-ACCOUNT:
   2008                                                           $1.05           $1.01               0
   2007                                                           $1.00(a)        $1.05          12,897
AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
   2008                                                           $1.24           $0.71         180,239
   2007                                                           $1.05           $1.24         180,914
AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
   2008                                                           $1.34           $0.96          87,190
   2007                                                           $1.44           $1.34          83,593
FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
   2008                                                           $1.70           $0.95               0
   2007                                                           $1.48           $1.70           4,821
FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
   2008                                                           $1.42           $0.79         246,440
   2007                                                           $1.43           $1.42         232,570
FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
   2008                                                           $0.98           $0.72               0
   2007                                                           $1.00(a)        $0.98               0
FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
   2008                                                           $1.92           $1.13          32,964
   2007                                                           $1.70           $1.92          34,838
FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                           $1.24           $0.80               0
   2007                                                           $1.19           $1.24               0
FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
   2008                                                           $0.91           $0.60          14,014
   2007                                                           $1.00(a)        $0.91               0
FRANKLIN SMALL-MID CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                           $1.37           $0.77               0
   2007                                                           $1.26           $1.37               0
MUTUAL SHARES SECURITIES SUB-ACCOUNT:
   2008                                                           $1.51           $0.93          30,335
   2007                                                           $1.49           $1.51          29,168
TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
   2008                                                           $2.64           $1.22          17,817
   2007                                                           $2.10           $2.64          20,332
IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.94           $0.58               0
   2007                                                           $1.00(a)        $0.94               0
IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.97           $0.72               0
   2007                                                           $1.00(a)        $0.97               0
IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $1.01           $0.93               0
   2007                                                           $1.00(a)        $1.01               0
IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.95           $0.63               0
   2007                                                           $1.00(a)        $0.95               0
IBBOTSON INCOME & GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.99           $0.82               0
   2007                                                           $1.00(a)        $0.99               0
IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(e):
   2008                                                           $2.36           $1.71           9,398
   2007                                                           $1.67           $2.36          10,944
IVY FUNDS VIP BALANCED SUB-ACCOUNT(e):
   2008                                                           $1.39           $1.08               0
   2007                                                           $1.25           $1.39               0
IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(e):
   2008                                                           $1.58           $1.01               0
   2007                                                           $1.41           $1.58               0
IVY FUNDS VIP GLOBAL NATURAL RESOURCES SUB-ACCOUNT(e):
   2008                                                           $2.14           $0.81               0
   2007                                                           $1.53           $2.14               0
IVY FUNDS VIP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.46           $0.91          79,133
   2007                                                           $1.18           $1.46          88,725
IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.92           $1.09               0
   2007                                                           $1.62           $1.92               0
IVY FUNDS VIP INTERNATIONAL VALUE SUB-ACCOUNT(e):
   2008                                                           $1.94           $1.10         109,049
   2007                                                           $1.80           $1.94         106,151
IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.54           $0.78               0
   2007                                                           $1.48           $1.54               0
IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.40           $0.87               0
   2007                                                           $1.27           $1.40               0
IVY FUNDS VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT(e):
   2008                                                           $1.79           $1.16               0
   2007                                                           $1.47           $1.79               0
IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.49           $0.89          10,636
   2007                                                           $1.35           $1.49          10,195
IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(e):
   2008                                                           $1.37           $0.99          34,405
   2007                                                           $1.46           $1.37          34,272
IVY FUNDS VIP VALUE SUB-ACCOUNT(e):
   2008                                                           $1.41           $0.91               0
   2007                                                           $1.41           $1.41               0
JANUS ASPEN: BALANCED SUB-ACCOUNT:
   2008                                                           $1.35           $1.11               0
   2007                                                           $1.25           $1.35               0
JANUS ASPEN: FORTY SUB-ACCOUNT:
   2008                                                           $1.89           $1.03               0
   2007                                                           $1.42           $1.89               0
JANUS ASPEN: OVERSEAS SUB-ACCOUNT(f):
   2008                                                           $2.83           $1.32          42,385
   2007                                                           $2.26           $2.83          42,152
JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(d):
   2008                                                           $0.95           $0.67               0
   2007                                                           $1.00           $0.95               0
MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
   2008                                                           $1.27           $0.79          20,922
   2007                                                           $1.17           $1.27          19,462

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
   2008                                                           $1.26           $0.60           3,971
   2007                                                           $1.18(a)        $1.26           4,416
MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
   2008                                                           $1.20           $0.71          42,202
   2007                                                           $1.20           $1.20          35,167
MFS VALUE SERIES SUB-ACCOUNT:
   2008                                                           $1.58           $1.04          30,003
   2007                                                           $1.50           $1.58          26,740
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE SUB-ACCOUNT:
   2008                                                           $0.96           $0.57               0
   2007                                                           $1.00(a)        $0.96               0
OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
   2008                                                           $1.33           $0.71          37,951
   2007                                                           $1.20           $1.33          51,723
OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
   2008                                                           $1.14           $0.24         158,548
   2007                                                           $1.17           $1.14         102,029
PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
   2008                                                           $1.93           $1.08          12,906
   2007                                                           $1.75           $1.93          14,450
OPPENHEIMER MAIN STREET SMALL CAP(R)/VA SUB-ACCOUNT:
   2008                                                           $0.90           $0.55               0
   2007                                                           $1.00(a)        $0.90               0
PUTNAM VT EQUITY INCOME SUB-ACCOUNT(c):
   2008                                                           $1.35           $0.73               0
   2007                                                           $1.45           $1.35               0
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                           $1.26           $0.76               0
   2007                                                           $1.37           $1.26               0
PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
   2008                                                           $1.78           $0.98          29,044
   2007                                                           $1.68           $1.78          25,185
PUTNAM VT NEW OPPORTUNITIES SUB-ACCOUNT:
   2008                                                           $1.32           $0.79               0
   2007                                                           $1.28           $1.32               0
PUTNAM VT VOYAGER SUB-ACCOUNT:
   2008                                                           $1.16           $0.72               0
   2007                                                           $1.13           $1.16               0
VAN KAMPEN UIF EMERGING MARKETS EQUITY SUB-ACCOUNT:
   2008                                                           $0.97           $0.41               0
   2007                                                           $1.00(a)        $0.97               0
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT:
   2008                                                           $0.95           $0.54               0
   2007                                                           $1.00(a)        $0.95               0
VAN KAMPEN CAPITAL GROWTH SUB-ACCOUNT(b):
   2008                                                           $1.28           $0.64               0
   2007                                                           $1.12           $1.28               0
VAN KAMPEN COMSTOCK SUB-ACCOUNT:
   2008                                                           $1.37           $0.86               0
   2007                                                           $1.43           $1.37           3,143
VAN KAMPEN GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                           $1.48           $0.98               0
   2007                                                           $1.47           $1.48               0

2.25% Variable Account Charge

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
ADVANTUS BOND SUB-ACCOUNT:
   2008                                                           $1.07           $0.90         188,405
   2007                                                           $1.07           $1.07         225,144
ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
   2008                                                           $1.49           $0.92          46,135
   2007                                                           $1.42           $1.49          52,253
ADVANTUS INDEX 500 SUB-ACCOUNT:
   2008                                                           $1.36           $0.83               0
   2007                                                           $1.32           $1.36               0
ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
   2008                                                           $1.00           $1.02          99,343
   2007                                                           $0.94           $1.00           6,734
ADVANTUS MONEY MARKET SUB-ACCOUNT:
   2008                                                           $1.03           $1.02          45,863
   2007                                                           $1.00           $1.03          61,196
ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
   2008                                                           $1.08           $0.92          12,866
   2007                                                           $1.07           $1.08           4,807
ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
   2008                                                           $1.61           $1.00          16,831
   2007                                                           $1.96           $1.61          20,334
AIM V.I. BASIC BALANCED SUB-ACCOUNT:
   2008                                                           $1.20           $0.72               0
   2007                                                           $1.21           $1.20               0
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT:
   2008                                                           $1.38           $0.77               0
   2007                                                           $1.26           $1.38               0
AIM V.I. CORE EQUITY SUB-ACCOUNT:
   2008                                                           $1.32           $0.90               0
   2007                                                           $1.25           $1.32               0
AIM V.I. SMALL CAP EQUITY SUB-ACCOUNT:
   2008                                                           $0.92           $0.62               0
   2007                                                           $1.00(a)        $0.92               0
ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
   2008                                                           $0.92           $0.42               0
   2007                                                           $1.00(a)        $0.92               0
AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
   2008                                                           $1.34           $0.85               0
   2007                                                           $1.37           $1.34               0
AMERICAN CENTURY VP INFLATION PROTECTION SUB-ACCOUNT:
   2008                                                           $1.05           $1.01               0
   2007                                                           $1.00(a)        $1.05               0
AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
   2008                                                           $1.24           $0.71         107,739
   2007                                                           $1.05           $1.24         159,919
AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
   2008                                                           $1.33           $0.95               0
   2007                                                           $1.44           $1.33          23,762
FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
   2008                                                           $1.69           $0.95               0
   2007                                                           $1.47           $1.69               0
FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
   2008                                                           $1.41           $0.79         133,704
   2007                                                           $1.43           $1.41         145,677

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
   2008                                                           $0.98           $0.72               0
   2007                                                           $1.00(a)        $0.98               0
FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
   2008                                                           $1.91           $1.13               0
   2007                                                           $1.70           $1.91               0
FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                           $1.24           $0.79               0
   2007                                                           $1.19           $1.24               0
FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
   2008                                                           $0.91           $0.59               0
   2007                                                           $1.00(a)        $0.91               0
FRANKLIN SMALL-MID CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                           $1.36           $0.77               0
   2007                                                           $1.25           $1.36               0
MUTUAL SHARES SECURITIES SUB-ACCOUNT:
   2008                                                           $1.50           $0.92               0
   2007                                                           $1.48           $1.50               0
TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
   2008                                                           $2.63           $1.22               0
   2007                                                           $2.09           $2.63           6,556
IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.94           $0.58               0
   2007                                                           $1.00(a)        $0.94               0
IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.97           $0.72               0
   2007                                                           $1.00(a)        $0.97               0
IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $1.01           $0.93               0
   2007                                                           $1.00(a)        $1.01               0
IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.95           $0.63               0
   2007                                                           $1.00(a)        $0.95               0
IBBOTSON INCOME & GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.99           $0.82               0
   2007                                                           $1.00(a)        $0.99               0
IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(e):
   2008                                                           $2.35           $1.70               0
   2007                                                           $1.67           $2.35               0
IVY FUNDS VIP BALANCED SUB-ACCOUNT(e):
   2008                                                           $1.39           $1.07               0
   2007                                                           $1.25           $1.39               0
IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(e):
   2008                                                           $1.57           $1.00               0
   2007                                                           $1.41           $1.57               0
IVY FUNDS VIP GLOBAL NATURAL RESOURCES SUB-ACCOUNT(e):
   2008                                                           $2.14           $0.81               0
   2007                                                           $1.52           $2.14               0
IVY FUNDS VIP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.45           $0.90          17,139
   2007                                                           $1.18           $1.45          41,172
IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.91           $1.08               0
   2007                                                           $1.61           $1.91               0
IVY FUNDS VIP INTERNATIONAL VALUE SUB-ACCOUNT(e):
   2008                                                           $1.93           $1.09          51,883
   2007                                                           $1.80           $1.93          68,591
IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.53           $0.78               0
   2007                                                           $1.47           $1.53               0
IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.40           $0.87               0
   2007                                                           $1.27           $1.40               0
IVY FUNDS VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT(e):
   2008                                                           $1.78           $1.15               0
   2007                                                           $1.47           $1.78               0
IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.49           $0.88               0
   2007                                                           $1.34           $1.49               0
IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(e):
   2008                                                           $1.36           $0.98          42,298
   2007                                                           $1.45           $1.36          47,542
IVY FUNDS VIP VALUE SUB-ACCOUNT(e):
   2008                                                           $1.40           $0.91               0
   2007                                                           $1.41           $1.40               0
JANUS ASPEN: BALANCED SUB-ACCOUNT:
   2008                                                           $1.34           $1.10               0
   2007                                                           $1.25           $1.34               0
JANUS ASPEN: FORTY SUB-ACCOUNT:
   2008                                                           $1.88           $1.03               0
   2007                                                           $1.41           $1.88               0
JANUS ASPEN: OVERSEAS SUB-ACCOUNT(f):
   2008                                                           $2.82           $1.32          22,156
   2007                                                           $2.25           $2.82          21,615
JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(d):
   2008                                                           $0.95           $0.67               0
   2007                                                           $1.00           $0.95               0
MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
   2008                                                           $1.27           $0.78          20,362
   2007                                                           $1.17           $1.27           6,588
MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
   2008                                                           $1.26           $0.59               0
   2007                                                           $1.17(a)        $1.26               0
MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
   2008                                                           $1.20           $0.71               0
   2007                                                           $1.20           $1.20               0
MFS VALUE SERIES SUB-ACCOUNT:
   2008                                                           $1.58           $1.04          28,289
   2007                                                           $1.50           $1.58           9,253
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE SUB-ACCOUNT:
   2008                                                           $0.96           $0.57               0
   2007                                                           $1.00(a)        $0.96               0
OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
   2008                                                           $1.33           $0.71               0
   2007                                                           $1.19           $1.33               0
OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
   2008                                                           $1.14           $0.24          68,603
   2007                                                           $1.17           $1.14          75,008

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
PANORAMA INTERNATIONAL GROWTH/VA SUB- ACCOUNT:
   2008                                                           $1.92           $1.07               0
   2007                                                           $1.74           $1.92               0
OPPENHEIMER MAIN STREET SMALL CAP(R)/VA SUB-ACCOUNT:
   2008                                                           $0.90           $0.55               0
   2007                                                           $1.00(a)        $0.90               0
PUTNAM VT EQUITY INCOME SUB-ACCOUNT(c):
   2008                                                           $1.34           $0.73               0
   2007                                                           $1.45           $1.34               0
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                           $1.25           $0.75               0
   2007                                                           $1.37           $1.25               0
PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
   2008                                                           $1.77           $0.97               0
   2007                                                           $1.67           $1.77               0
PUTNAM VT NEW OPPORTUNITIES SUB-ACCOUNT:
   2008                                                           $1.31           $0.79               0
   2007                                                           $1.27           $1.31               0
PUTNAM VT VOYAGER SUB-ACCOUNT:
   2008                                                           $1.16           $0.71               0
   2007                                                           $1.12           $1.16               0
VAN KAMPEN UIF EMERGING MARKETS EQUITY SUB-ACCOUNT:
   2008                                                           $0.97           $0.41               0
   2007                                                           $1.00(a)        $0.97               0
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT:
   2008                                                           $0.95           $0.54               0
   2007                                                           $1.00(a)        $0.95               0
VAN KAMPEN CAPITAL GROWTH SUB-ACCOUNT(b):
   2008                                                           $1.28           $0.63               0
   2007                                                           $1.12           $1.28               0
VAN KAMPEN COMSTOCK SUB-ACCOUNT:
   2008                                                           $1.36           $0.85               0
   2007                                                           $1.42           $1.36               0
VAN KAMPEN GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                           $1.47           $0.98               0
   2007                                                           $1.47           $1.47               0

2.30% Variable Account Charge

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
ADVANTUS BOND SUB-ACCOUNT:
   2008                                                           $1.06           $0.90         110,662
   2007                                                           $1.06           $1.06         130,801
ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
   2008                                                           $1.49           $0.92          27,579
   2007                                                           $1.42           $1.49          28,538
ADVANTUS INDEX 500 SUB-ACCOUNT:
   2008                                                           $1.35           $0.83               0
   2007                                                           $1.32           $1.35               0
ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
   2008                                                           $1.00           $1.02           2,599
   2007                                                           $0.94           $1.00           2,628
ADVANTUS MONEY MARKET SUB-ACCOUNT:
   2008                                                           $1.02           $1.02          34,372
   2007                                                           $1.00           $1.02          43,574
ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
   2008                                                           $1.08           $0.91           3,516
   2007                                                           $1.07           $1.08           4,296
ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
   2008                                                           $1.61           $1.00          32,996
   2007                                                           $1.96           $1.61          33,317
AIM V.I. BASIC BALANCED SUB-ACCOUNT:
   2008                                                           $1.20           $0.72               0
   2007                                                           $1.20           $1.20               0
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT:
   2008                                                           $1.38           $0.77           1,781
   2007                                                           $1.26           $1.38           1,802
AIM V.I. CORE EQUITY SUB-ACCOUNT:
   2008                                                           $1.31           $0.90               0
   2007                                                           $1.25           $1.31               0
AIM V.I. SMALL CAP EQUITY SUB-ACCOUNT:
   2008                                                           $0.92           $0.62               0
   2007                                                           $1.00(a)        $0.92               0
ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
   2008                                                           $0.92           $0.42               0
   2007                                                           $1.00(a)        $0.92               0
AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
   2008                                                           $1.33           $0.85               0
   2007                                                           $1.37           $1.33               0
AMERICAN CENTURY VP INFLATION PROTECTION SUB-ACCOUNT:
   2008                                                           $1.05           $1.01               0
   2007                                                           $1.00(a)        $1.05               0
AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
   2008                                                           $1.23           $0.70          89,443
   2007                                                           $1.05           $1.23          93,505
AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
   2008                                                           $1.33           $0.95          11,622
   2007                                                           $1.44           $1.33          12,638
FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
   2008                                                           $1.69           $0.94          78,109
   2007                                                           $1.47           $1.69          78,333
FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
   2008                                                           $1.41           $0.79         103,588
   2007                                                           $1.43           $1.41          96,926
FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
   2008                                                           $0.98           $0.72               0
   2007                                                           $1.00(a)        $0.98               0
FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
   2008                                                           $1.91           $1.13          55,105
   2007                                                           $1.69           $1.91          55,108
FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                           $1.23           $0.79               0
   2007                                                           $1.19           $1.23               0
FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
   2008                                                           $0.91           $0.59               0
   2007                                                           $1.00(a)        $0.91               0
FRANKLIN SMALL-MID CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                           $1.36           $0.76               0
   2007                                                           $1.25           $1.36               0

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
MUTUAL SHARES SECURITIES SUB-ACCOUNT:
   2008                                                           $1.50           $0.92           2,423
   2007                                                           $1.48           $1.50           2,448
TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
   2008                                                           $2.62           $1.21           9,966
   2007                                                           $2.09           $2.62           7,820
IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.94           $0.58               0
   2007                                                           $1.00(a)        $0.94               0
IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.97           $0.72               0
   2007                                                           $1.00(a)        $0.97               0
IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $1.01           $0.93          17,996
   2007                                                           $1.00(a)        $1.01               0
IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.95           $0.63               0
   2007                                                           $1.00(a)        $0.95               0
IBBOTSON INCOME & GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.99           $0.82               0
   2007                                                           $1.00(a)        $0.99               0
IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(e):
   2008                                                           $2.34           $1.70          27,531
   2007                                                           $1.66           $2.34          34,023
IVY FUNDS VIP BALANCED SUB-ACCOUNT(e):
   2008                                                           $1.38           $1.07           2,557
   2007                                                           $1.25           $1.38           2,949
IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(e):
   2008                                                           $1.57           $1.00           8,841
   2007                                                           $1.41           $1.57           8,638
IVY FUNDS VIP GLOBAL NATURAL RESOURCES SUB-ACCOUNT(e):
   2008                                                           $2.13           $0.80           8,042
   2007                                                           $1.52           $2.13           7,123
IVY FUNDS VIP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.45           $0.90          19,036
   2007                                                           $1.18           $1.45          18,978
IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.91           $1.08               0
   2007                                                           $1.61           $1.91               0
IVY FUNDS VIP INTERNATIONAL VALUE SUB-ACCOUNT(e):
   2008                                                           $1.93           $1.09          47,766
   2007                                                           $1.79           $1.93          44,270
IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.53           $0.78             731
   2007                                                           $1.47           $1.53             739
IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.39           $0.87               0
   2007                                                           $1.27           $1.39               0
IVY FUNDS VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT(e):
   2008                                                           $1.78           $1.15             164
   2007                                                           $1.46           $1.78             170
IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.48           $0.88           4,228
   2007                                                           $1.34           $1.48           3,226
IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(e):
   2008                                                           $1.36           $0.98          28,371
   2007                                                           $1.45           $1.36          30,703
IVY FUNDS VIP VALUE SUB-ACCOUNT(e):
   2008                                                           $1.40           $0.90           4,915
   2007                                                           $1.41           $1.40           4,573
JANUS ASPEN: BALANCED SUB-ACCOUNT:
   2008                                                           $1.34           $1.10               0
   2007                                                           $1.25           $1.34               0
JANUS ASPEN: FORTY SUB-ACCOUNT:
   2008                                                           $1.88           $1.02             784
   2007                                                           $1.41           $1.88             792
JANUS ASPEN: OVERSEAS SUB-ACCOUNT(f):
   2008                                                           $2.81           $1.31          17,282
   2007                                                           $2.25           $2.81          15,066
JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(d):
   2008                                                           $0.95           $0.67               0
   2007                                                           $1.00           $0.95               0
MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
   2008                                                           $1.27           $0.78               0
   2007                                                           $1.17           $1.27               0
MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
   2008                                                           $1.25           $0.59               0
   2007                                                           $1.17(a)        $1.25               0
MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
   2008                                                           $1.20           $0.71           9,145
   2007                                                           $1.20           $1.20           9,607
MFS VALUE SERIES SUB-ACCOUNT:
   2008                                                           $1.57           $1.03           8,005
   2007                                                           $1.50           $1.57           7,987
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE SUB-ACCOUNT:
   2008                                                           $0.96           $0.57               0
   2007                                                           $1.00(a)        $0.96               0
OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
   2008                                                           $1.32           $0.70               0
   2007                                                           $1.19           $1.32               0
OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
   2008                                                           $1.14           $0.24          36,653
   2007                                                           $1.17           $1.14          32,036
PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
   2008                                                           $1.92           $1.07           6,350
   2007                                                           $1.74           $1.92           5,295
OPPENHEIMER MAIN STREET SMALL CAP(R)/VA SUB-ACCOUNT:
   2008                                                           $0.90           $0.55               0
   2007                                                           $1.00(a)        $0.90               0
PUTNAM VT EQUITY INCOME SUB-ACCOUNT(c):
   2008                                                           $1.34           $0.72          10,662
   2007                                                           $1.44           $1.34               0
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                           $1.25           $0.75               0
   2007                                                           $1.36           $1.25               0
PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
   2008                                                           $1.77           $0.97           9,738
   2007                                                           $1.67           $1.77          10,193

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
PUTNAM VT NEW OPPORTUNITIES SUB-ACCOUNT:
   2008                                                            $1.31          $0.79                0
   2007                                                            $1.27          $1.31                0
PUTNAM VT VOYAGER SUB-ACCOUNT:
   2008                                                            $1.16          $0.71                0
   2007                                                            $1.12          $1.16                0
VAN KAMPEN UIF EMERGING MARKETS EQUITY SUB-ACCOUNT:
   2008                                                            $0.97          $0.41                0
   2007                                                            $1.00(a)       $0.97                0
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT:
   2008                                                            $0.95          $0.54                0
   2007                                                            $1.00(a)       $0.95                0
VAN KAMPEN CAPITAL GROWTH SUB-ACCOUNT(b):
   2008                                                            $1.27          $0.63                0
   2007                                                            $1.12          $1.27                0
VAN KAMPEN COMSTOCK SUB-ACCOUNT:
   2008                                                            $1.36          $0.85                0
   2007                                                            $1.42          $1.36                0
VAN KAMPEN GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                            $1.47          $0.97                0
   2007                                                            $1.47          $1.47                0

2.40% Variable Account Charge

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
ADVANTUS BOND SUB-ACCOUNT:
   2008                                                            $1.06          $0.89          110,757
   2007                                                            $1.06          $1.06          123,416
ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
   2008                                                            $1.48          $0.92           25,644
   2007                                                            $1.41          $1.48           25,294
ADVANTUS INDEX 500 SUB-ACCOUNT:
   2008                                                            $1.35          $0.83                0
   2007                                                            $1.31          $1.35                0
ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
   2008                                                            $1.00          $1.02            5,537
   2007                                                            $0.94          $1.00            6,118
ADVANTUS MONEY MARKET SUB-ACCOUNT:
   2008                                                            $1.02          $1.02            9,617
   2007                                                            $1.00          $1.02           12,348
ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
   2008                                                            $1.07          $0.91           11,038
   2007                                                            $1.06          $1.07           14,272
ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
   2008                                                            $1.60          $1.00           18,159
   2007                                                            $1.95          $1.60           16,063
AIM V.I. BASIC BALANCED SUB-ACCOUNT:
   2008                                                            $1.20          $0.72                0
   2007                                                            $1.20          $1.20                0
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT:
   2008                                                            $1.37          $0.77              803
   2007                                                            $1.26          $1.37              785
AIM V.I. CORE EQUITY SUB-ACCOUNT:
   2008                                                            $1.31          $0.89                0
   2007                                                            $1.24          $1.31                0
AIM V.I. SMALL CAP EQUITY SUB-ACCOUNT:
   2008                                                            $0.92          $0.62                0
   2007                                                            $1.00(a)       $0.92                0
ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
   2008                                                            $0.92          $0.42                0
   2007                                                            $1.00(a)       $0.92                0
AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
   2008                                                            $1.33          $0.85                0
   2007                                                            $1.37          $1.33                0
AMERICAN CENTURY VP INFLATION PROTECTION SUB-ACCOUNT:
   2008                                                            $1.04          $1.00                0
   2007                                                            $1.00(a)       $1.04                0
AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
   2008                                                            $1.23          $0.70           80,972
   2007                                                            $1.04          $1.23           81,712
AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
   2008                                                            $1.32          $0.95           14,176
   2007                                                            $1.43          $1.32           15,925
FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
   2008                                                            $1.68          $0.94           14,926
   2007                                                            $1.47          $1.68           17,032
FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
   2008                                                            $1.40          $0.78           86,306
   2007                                                            $1.42          $1.40           81,617
FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
   2008                                                            $0.98          $0.72                0
   2007                                                            $1.00(a)       $0.98                0
FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
   2008                                                            $1.90          $1.12            8,357
   2007                                                            $1.69          $1.90           10,321
FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                            $1.23          $0.79                0
   2007                                                            $1.19          $1.23                0
FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
   2008                                                            $0.91          $0.59                0
   2007                                                            $1.00(a)       $0.91                0
FRANKLIN SMALL-MID CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                            $1.35          $0.76                0
   2007                                                            $1.25          $1.35                0
MUTUAL SHARES SECURITIES SUB-ACCOUNT:
   2008                                                            $1.49          $0.92            2,585
   2007                                                            $1.48          $1.49            4,321
TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
   2008                                                            $2.61          $1.21            8,937
   2007                                                            $2.08          $2.61            8,408
IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.94          $0.58                0
   2007                                                            $1.00(a)       $0.94                0
IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.97          $0.72                0
   2007                                                            $1.00(a)       $0.97                0

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $1.01          $0.93                0
   2007                                                            $1.00(a)       $1.01                0
IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.95          $0.63                0
   2007                                                            $1.00(a)       $0.95                0
IBBOTSON INCOME & GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.99          $0.82                0
   2007                                                            $1.00(a)       $0.99                0
IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(e):
   2008                                                            $2.33          $1.69           15,606
   2007                                                            $1.66          $2.33           22,511
IVY FUNDS VIP BALANCED SUB-ACCOUNT(e):
   2008                                                            $1.38          $1.06            3,447
   2007                                                            $1.24          $1.38            5,761
IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(e):
   2008                                                            $1.56          $0.99                0
   2007                                                            $1.40          $1.56                0
IVY FUNDS VIP GLOBAL NATURAL RESOURCES SUB-ACCOUNT(e):
   2008                                                            $2.13          $0.80            1,355
   2007                                                            $1.52          $2.13              511
IVY FUNDS VIP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.44          $0.90           20,021
   2007                                                            $1.18          $1.44           19,815
IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.90          $1.07                0
   2007                                                            $1.61          $1.90                0
IVY FUNDS VIP INTERNATIONAL VALUE SUB-ACCOUNT(e):
   2008                                                            $1.92          $1.08           45,579
   2007                                                            $1.79          $1.92           44,449
IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.52          $0.77            1,234
   2007                                                            $1.47          $1.52              993
IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.39          $0.87                0
   2007                                                            $1.27          $1.39                0
IVY FUNDS VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT(e):
   2008                                                            $1.77          $1.14                0
   2007                                                            $1.46          $1.77                0
IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.48          $0.88                0
   2007                                                            $1.33          $1.48                0
IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(e):
   2008                                                            $1.35          $0.98           19,939
   2007                                                            $1.45          $1.35           21,747
IVY FUNDS VIP VALUE SUB-ACCOUNT(e):
   2008                                                            $1.39          $0.90            2,680
   2007                                                            $1.40          $1.39            4,479
JANUS ASPEN: BALANCED SUB-ACCOUNT:
   2008                                                            $1.34          $1.10            2,951
   2007                                                            $1.24          $1.34            4,931
JANUS ASPEN: FORTY SUB-ACCOUNT:
   2008                                                            $1.87          $1.02            1,095
   2007                                                            $1.40          $1.87            1,310
JANUS ASPEN: OVERSEAS SUB-ACCOUNT(f):
   2008                                                            $2.80          $1.31            8,586
   2007                                                            $2.24          $2.80            7,895
JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(d):
   2008                                                            $0.94          $0.66                0
   2007                                                            $1.00          $0.94                0
MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
   2008                                                            $1.26          $0.78                0
   2007                                                            $1.16          $1.26                0
MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
   2008                                                            $1.25          $0.59                0
   2007                                                            $1.17(a)       $1.25                0
MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
   2008                                                            $1.19          $0.70           19,922
   2007                                                            $1.19          $1.19           19,040
MFS VALUE SERIES SUB-ACCOUNT:
   2008                                                            $1.57          $1.03            3,940
   2007                                                            $1.49          $1.57            1,728
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE SUB-ACCOUNT:
   2008                                                            $0.96          $0.57                0
   2007                                                            $1.00(a)       $0.96                0
OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
   2008                                                            $1.32          $0.70           12,197
   2007                                                            $1.19          $1.32           11,511
OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
   2008                                                            $1.13          $0.24           22,361
   2007                                                            $1.16          $1.13           17,196
PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
   2008                                                            $1.91          $1.06                0
   2007                                                            $1.73          $1.91                0
OPPENHEIMER MAIN STREET SMALL CAP(R)/VA SUB-ACCOUNT:
   2008                                                            $0.90          $0.55                0
   2007                                                            $1.00(a)       $0.90                0
PUTNAM VT EQUITY INCOME SUB-ACCOUNT(c):
   2008                                                            $1.34          $0.72                0
   2007                                                            $1.44          $1.34                0
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                            $1.25          $0.75                0
   2007                                                            $1.36          $1.25                0
PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
   2008                                                            $1.76          $0.96           14,640
   2007                                                            $1.67          $1.76           14,601
PUTNAM VT NEW OPPORTUNITIES SUB-ACCOUNT:
   2008                                                            $1.31          $0.78                0
   2007                                                            $1.27          $1.31                0
PUTNAM VT VOYAGER SUB-ACCOUNT:
   2008                                                            $1.15          $0.71                0
   2007                                                            $1.12          $1.15                0
VAN KAMPEN UIF EMERGING MARKETS EQUITY SUB-ACCOUNT:
   2008                                                            $0.97          $0.41                0
   2007                                                            $1.00(a)       $0.97                0
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT:
   2008                                                            $0.95          $0.54                0
   2007                                                            $1.00(a)       $0.95                0

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
VAN KAMPEN CAPITAL GROWTH SUB-ACCOUNT(b):
   2008                                                            $1.27          $0.63                0
   2007                                                            $1.11          $1.27                0
VAN KAMPEN COMSTOCK SUB-ACCOUNT:
   2008                                                            $1.35          $0.85           15,337
   2007                                                            $1.42          $1.35           16,752
VAN KAMPEN GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                            $1.46          $0.97                0
   2007                                                            $1.46          $1.46                0

2.50% Variable Account Charge

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
ADVANTUS BOND SUB-ACCOUNT:
   2008                                                            $1.05          $0.89           43,029
   2007                                                            $1.06          $1.05           24,380
ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
   2008                                                            $1.47          $0.91           12,794
   2007                                                            $1.41          $1.47            9,828
ADVANTUS INDEX 500 SUB-ACCOUNT:
   2008                                                            $1.34          $0.82            5,351
   2007                                                            $1.31          $1.34                0
ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
   2008                                                            $1.00          $1.01           26,578
   2007                                                            $0.94          $1.00            5,411
ADVANTUS MONEY MARKET SUB-ACCOUNT:
   2008                                                            $1.02          $1.01          117,945
   2007                                                            $1.00          $1.02                0
ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
   2008                                                            $1.07          $0.91            7,173
   2007                                                            $1.06          $1.07            4,617
ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
   2008                                                            $1.60          $0.99            8,682
   2007                                                            $1.94          $1.60            3,089
AIM V.I. BASIC BALANCED SUB-ACCOUNT:
   2008                                                            $1.19          $0.71                0
   2007                                                            $1.20          $1.19                0
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT:
   2008                                                            $1.36          $0.76                0
   2007                                                            $1.25          $1.36                0
AIM V.I. CORE EQUITY SUB-ACCOUNT:
   2008                                                            $1.30          $0.89                0
   2007                                                            $1.24          $1.30                0
AIM V.I. SMALL CAP EQUITY SUB-ACCOUNT:
   2008                                                            $0.92          $0.62           17,953
   2007                                                            $1.00(a)       $0.92                0
ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
   2008                                                            $0.92          $0.42           16,245
   2007                                                            $1.00(a)       $0.92                0
AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
   2008                                                            $1.32          $0.84                0
   2007                                                            $1.36          $1.32                0
AMERICAN CENTURY VP INFLATION PROTECTION SUB-ACCOUNT:
   2008                                                            $1.04          $1.00           15,169
   2007                                                            $1.00(a)       $1.04                0
AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
   2008                                                            $1.22          $0.70                0
   2007                                                            $1.04          $1.22                0
AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
   2008                                                            $1.32          $0.94                0
   2007                                                            $1.43          $1.32                0
FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
   2008                                                            $1.67          $0.93            9,430
   2007                                                            $1.46          $1.67                0
FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
   2008                                                            $1.40          $0.78           13,008
   2007                                                            $1.42          $1.40            8,848
FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
   2008                                                            $0.98          $0.72                0
   2007                                                            $1.00(a)       $0.98                0
FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
   2008                                                            $1.89          $1.11            4,636
   2007                                                            $1.68          $1.89                0
FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                            $1.22          $0.78                0
   2007                                                            $1.18          $1.22                0
FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
   2008                                                            $0.91          $0.59            9,537
   2007                                                            $1.00(a)       $0.91                0
FRANKLIN SMALL-MID CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                            $1.35          $0.76                0
   2007                                                            $1.24          $1.35                0
MUTUAL SHARES SECURITIES SUB-ACCOUNT:
   2008                                                            $1.49          $0.91                0
   2007                                                            $1.47          $1.49                0
TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
   2008                                                            $2.60          $1.20            1,245
   2007                                                            $2.07          $2.60            1,007
IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.94          $0.58                0
   2007                                                            $1.00(a)       $0.94                0
IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.97          $0.72          170,240
   2007                                                            $1.00(a)       $0.97                0
IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $1.01          $0.92                0
   2007                                                            $1.00(a)       $1.01                0
IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.95          $0.63                0
   2007                                                            $1.00(a)       $0.95                0
IBBOTSON INCOME & GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.99          $0.82                0
   2007                                                            $1.00(a)       $0.99                0
IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(e):
   2008                                                            $2.32          $1.68           11,508
   2007                                                            $1.65          $2.32                0

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
IVY FUNDS VIP BALANCED SUB-ACCOUNT(e):
   2008                                                           $1.37           $1.06              0
   2007                                                           $1.24           $1.37              0
IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(e):
   2008                                                           $1.55           $0.99              0
   2007                                                           $1.40           $1.55              0
IVY FUNDS VIP GLOBAL NATURAL RESOURCES SUB-ACCOUNT(e):
   2008                                                           $2.12           $0.80         10,453
   2007                                                           $1.52           $2.12              0
IVY FUNDS VIP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.44           $0.89         20,985
   2007                                                           $1.17           $1.44          9,952
IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.89           $1.07              0
   2007                                                           $1.60           $1.89              0
IVY FUNDS VIP INTERNATIONAL VALUE SUB-ACCOUNT(e):
   2008                                                           $1.91           $1.08         16,453
   2007                                                           $1.78           $1.91          7,270
IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.52           $0.77              0
   2007                                                           $1.46           $1.52              0
IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.39           $0.86              0
   2007                                                           $1.26           $1.39              0
IVY FUNDS VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT(e):
   2008                                                           $1.76           $1.14         11,885
   2007                                                           $1.45           $1.76          2,890
IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.47           $0.87          3,851
   2007                                                           $1.33           $1.47          3,517
IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(e):
   2008                                                           $1.35           $0.97          5,269
   2007                                                           $1.44           $1.35          5,127
IVY FUNDS VIP VALUE SUB-ACCOUNT(e):
   2008                                                           $1.39           $0.90              0
   2007                                                           $1.40           $1.39              0
JANUS ASPEN: BALANCED SUB-ACCOUNT:
   2008                                                           $1.33           $1.09          7,306
   2007                                                           $1.24           $1.33              0
JANUS ASPEN: FORTY SUB-ACCOUNT:
   2008                                                           $1.87           $1.01          8,164
   2007                                                           $1.40           $1.87          3,839
JANUS ASPEN: OVERSEAS SUB-ACCOUNT(f):
   2008                                                           $2.79           $1.30         16,249
   2007                                                           $2.24           $2.79          4,020
JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(d):
   2008                                                           $0.94           $0.66         11,727
   2007                                                           $1.00           $0.94              0
MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
   2008                                                           $1.26           $0.77         15,414
   2007                                                           $1.16           $1.26         11,390
MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
   2008                                                           $1.24           $0.59              0
   2007                                                           $1.16(a)        $1.24              0
MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
   2008                                                           $1.19           $0.70              0
   2007                                                           $1.19           $1.19              0
MFS VALUE SERIES SUB-ACCOUNT:
   2008                                                           $1.56           $1.02         27,902
   2007                                                           $1.49           $1.56         15,579
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE SUB-ACCOUNT:
   2008                                                           $0.96           $0.57              0
   2007                                                           $1.00(a)        $0.96              0
OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
   2008                                                           $1.31           $0.70              0
   2007                                                           $1.18           $1.31              0
OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
   2008                                                           $1.13           $0.24          6,650
   2007                                                           $1.16           $1.13              0
PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
   2008                                                           $1.90           $1.06              0
   2007                                                           $1.73           $1.90              0
OPPENHEIMER MAIN STREET SMALL CAP(R)/VA SUB-ACCOUNT:
   2008                                                           $0.90           $0.55              0
   2007                                                           $1.00(a)        $0.90              0
PUTNAM VT EQUITY INCOME SUB-ACCOUNT(c):
   2008                                                           $1.33           $0.72              0
   2007                                                           $1.43           $1.33              0
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                           $1.24           $0.74              0
   2007                                                           $1.36           $1.24              0
PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
   2008                                                           $1.75           $0.96          3,320
   2007                                                           $1.66           $1.75          3,801
PUTNAM VT NEW OPPORTUNITIES SUB-ACCOUNT:
   2008                                                           $1.30           $0.78              0
   2007                                                           $1.26           $1.30              0
PUTNAM VT VOYAGER SUB-ACCOUNT:
   2008                                                           $1.15           $0.70              0
   2007                                                           $1.12           $1.15              0
VAN KAMPEN UIF EMERGING MARKETS EQUITY SUB-ACCOUNT:
   2008                                                           $0.97           $0.41         10,469
   2007                                                           $1.00(a)        $0.97              0
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT:
   2008                                                           $0.95           $0.54              0
   2007                                                           $1.00(a)        $0.95              0
VAN KAMPEN CAPITAL GROWTH SUB-ACCOUNT(b):
   2008                                                           $1.26           $0.63              0
   2007                                                           $1.11           $1.26              0
VAN KAMPEN COMSTOCK SUB-ACCOUNT:
   2008                                                           $1.35           $0.84              0
   2007                                                           $1.41           $1.35              0
VAN KAMPEN GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                           $1.46           $0.96              0
   2007                                                           $1.46           $1.46              0

2.55% Variable Account Charge

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
ADVANTUS BOND SUB-ACCOUNT:
   2008                                                           $1.05           $0.89              0
   2007                                                           $1.06           $1.05              0
ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
   2008                                                           $1.47           $0.91              0
   2007                                                           $1.40           $1.47              0
ADVANTUS INDEX 500 SUB-ACCOUNT:
   2008                                                           $1.34           $0.82              0
   2007                                                           $1.31           $1.34              0
ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
   2008                                                           $1.00           $1.01              0
   2007                                                           $0.93           $1.00              0
ADVANTUS MONEY MARKET SUB-ACCOUNT:
   2008                                                           $1.01           $1.01              0
   2007                                                           $0.99           $1.01              0
ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
   2008                                                           $1.06           $0.90              0
   2007                                                           $1.06           $1.06              0
ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
   2008                                                           $1.59           $0.99              0
   2007                                                           $1.94           $1.59              0
AIM V.I. BASIC BALANCED SUB-ACCOUNT:
   2008                                                           $1.19           $0.71              0
   2007                                                           $1.20           $1.19              0
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT:
   2008                                                           $1.36           $0.76              0
   2007                                                           $1.25           $1.36              0
AIM V.I. CORE EQUITY SUB-ACCOUNT:
   2008                                                           $1.30           $0.88              0
   2007                                                           $1.24           $1.30              0
AIM V.I. SMALL CAP EQUITY SUB-ACCOUNT:
   2008                                                           $0.92           $0.61              0
   2007                                                           $1.00(a)        $0.92              0
ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
   2008                                                           $0.92           $0.42              0
   2007                                                           $1.00(a)        $0.92              0
AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
   2008                                                           $1.32           $0.84              0
   2007                                                           $1.36           $1.32              0
AMERICAN CENTURY VP INFLATION PROTECTION SUB-ACCOUNT:
   2008                                                           $1.04           $1.00              0
   2007                                                           $1.00(a)        $1.04              0
AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
   2008                                                           $1.22           $0.69              0
   2007                                                           $1.04           $1.22              0
AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
   2008                                                           $1.32           $0.94              0
   2007                                                           $1.43           $1.32              0
FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
   2008                                                           $1.67           $0.93              0
   2007                                                           $1.46           $1.67              0
FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
   2008                                                           $1.40           $0.78              0
   2007                                                           $1.41           $1.40              0
FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
   2008                                                           $0.98           $0.72              0
   2007                                                           $1.00(a)        $0.98              0
FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
   2008                                                           $1.89           $1.11              0
   2007                                                           $1.68           $1.89              0
FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                           $1.22           $0.78              0
   2007                                                           $1.18           $1.22              0
FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
   2008                                                           $0.91           $0.59              0
   2007                                                           $1.00(a)        $0.91              0
FRANKLIN SMALL-MID CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                           $1.35           $0.75              0
   2007                                                           $1.24           $1.35              0
MUTUAL SHARES SECURITIES SUB-ACCOUNT:
   2008                                                           $1.48           $0.91              0
   2007                                                           $1.47           $1.48              0
TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
   2008                                                           $2.60           $1.20              0
   2007                                                           $2.07           $2.60              0
IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.94           $0.58              0
   2007                                                           $1.00(a)        $0.94              0
IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.97           $0.72              0
   2007                                                           $1.00(a)        $0.97              0
IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $1.01           $0.92              0
   2007                                                           $1.00(a)        $1.01              0
IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.95           $0.63              0
   2007                                                           $1.00(a)        $0.95              0
IBBOTSON INCOME & GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                           $0.99           $0.82              0
   2007                                                           $1.00(a)        $0.99              0
IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(e):
   2008                                                           $2.32           $1.68              0
   2007                                                           $1.65           $2.32              0
IVY FUNDS VIP BALANCED SUB-ACCOUNT(e):
   2008                                                           $1.37           $1.05              0
   2007                                                           $1.24           $1.37              0
IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(e):
   2008                                                           $1.55           $0.99              0
   2007                                                           $1.39           $1.55              0
IVY FUNDS VIP GLOBAL NATURAL RESOURCES SUB-ACCOUNT(e):
   2008                                                           $2.12           $0.80              0
   2007                                                           $1.52           $2.12              0
IVY FUNDS VIP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.43           $0.89              0
   2007                                                           $1.17           $1.43              0
IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.89           $1.07              0
   2007                                                           $1.60           $1.89              0

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
IVY FUNDS VIP INTERNATIONAL VALUE SUB-ACCOUNT(e):
   2008                                                           $1.91           $1.07              0
   2007                                                           $1.78           $1.91              0
IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.51           $0.77              0
   2007                                                           $1.46           $1.51              0
IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.39           $0.86              0
   2007                                                           $1.26           $1.39              0
IVY FUNDS VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT(e):
   2008                                                           $1.76           $1.13              0
   2007                                                           $1.45           $1.76              0
IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(e):
   2008                                                           $1.47           $0.87              0
   2007                                                           $1.33           $1.47              0
IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(e):
   2008                                                           $1.35           $0.97              0
   2007                                                           $1.44           $1.35              0
IVY FUNDS VIP VALUE SUB-ACCOUNT(e):
   2008                                                           $1.38           $0.89              0
   2007                                                           $1.39           $1.38              0
JANUS ASPEN: BALANCED SUB-ACCOUNT:
   2008                                                           $1.33           $1.09              0
   2007                                                           $1.24           $1.33              0
JANUS ASPEN: FORTY SUB-ACCOUNT:
   2008                                                           $1.86           $1.01              0
   2007                                                           $1.40           $1.86              0
JANUS ASPEN: OVERSEAS SUB-ACCOUNT(f):
   2008                                                           $2.79           $1.30              0
   2007                                                           $2.23           $2.79              0
JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(d):
   2008                                                           $0.94           $0.66              0
   2007                                                           $1.00           $0.94              0
MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
   2008                                                           $1.25           $0.77              0
   2007                                                           $1.16           $1.25              0
MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
   2008                                                           $1.24           $0.59              0
   2007                                                           $1.16(a)        $1.24              0
MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
   2008                                                           $1.18           $0.70              0
   2007                                                           $1.19           $1.18              0
MFS VALUE SERIES SUB-ACCOUNT:
   2008                                                           $1.56           $1.02              0
   2007                                                           $1.49           $1.56              0
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE SUB-ACCOUNT:
   2008                                                           $0.96           $0.57              0
   2007                                                           $1.00(a)        $0.96              0
OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
   2008                                                           $1.31           $0.69              0
   2007                                                           $1.18           $1.31              0
OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
   2008                                                           $1.12           $0.23              0
   2007                                                           $1.16           $1.12              0
PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
   2008                                                           $1.90           $1.05              0
   2007                                                           $1.72           $1.90              0
OPPENHEIMER MAIN STREET SMALL CAP(R)/VA SUB-ACCOUNT:
   2008                                                           $0.90           $0.55              0
   2007                                                           $1.00(a)        $0.90              0
PUTNAM VT EQUITY INCOME SUB-ACCOUNT(c):
   2008                                                           $1.33           $0.71              0
   2007                                                           $1.43           $1.33              0
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                           $1.24           $0.74              0
   2007                                                           $1.35           $1.24              0
PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
   2008                                                           $1.75           $0.96              0
   2007                                                           $1.66           $1.75              0
PUTNAM VT NEW OPPORTUNITIES SUB-ACCOUNT:
   2008                                                           $1.30           $0.78              0
   2007                                                           $1.26           $1.30              0
PUTNAM VT VOYAGER SUB-ACCOUNT:
   2008                                                           $1.15           $0.70              0
   2007                                                           $1.11           $1.15              0
VAN KAMPEN UIF EMERGING MARKETS EQUITY SUB-ACCOUNT:
   2008                                                           $0.97           $0.41              0
   2007                                                           $1.00(a)        $0.97              0
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT:
   2008                                                           $0.95           $0.54              0
   2007                                                           $1.00(a)        $0.95              0
VAN KAMPEN CAPITAL GROWTH SUB-ACCOUNT(b):
   2008                                                           $1.26           $0.62              0
   2007                                                           $1.11           $1.26              0
VAN KAMPEN COMSTOCK SUB-ACCOUNT:
   2008                                                           $1.34           $0.84              0
   2007                                                           $1.41           $1.34              0
VAN KAMPEN GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                           $1.45           $0.96              0
   2007                                                           $1.45           $1.45              0

2.75% Variable Account Charge

                                                               UNIT VALUE AT   UNIT VALUE   NUMBER OF UNITS
                                                                BEGINNING OF    AT END OF    OUTSTANDING AT
                                                                   PERIOD        PERIOD      END OF PERIOD
                                                               -------------   ----------   ---------------
ADVANTUS BOND SUB-ACCOUNT:
   2008                                                           $0.99           $0.83              0
   2007                                                           $1.00           $0.99              0
ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
   2008                                                           $1.04           $0.64              0
   2007                                                           $0.99           $1.04              0
ADVANTUS INDEX 500 SUB-ACCOUNT:
   2008                                                           $1.02           $0.62              0
   2007                                                           $1.00           $1.02              0
ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
   2008                                                           $1.06           $1.07              0
   2007                                                           $0.99           $1.06              0

                                                               UNIT VALUE AT  UNIT VALUE  NUMBER OF UNITS
                                                                BEGINNING OF   AT END OF   OUTSTANDING AT
                                                                   PERIOD       PERIOD     END OF PERIOD
                                                               -------------  ----------  ---------------
ADVANTUS MONEY MARKET SUB-ACCOUNT:
   2008                                                            $1.02         $1.01           0
   2007                                                            $1.00         $1.02           0
ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
   2008                                                            $1.00         $0.85           0
   2007                                                            $1.00         $1.00           0
ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
   2008                                                            $0.82         $0.51           0
   2007                                                            $1.01         $0.82           0
AIM V.I. BASIC BALANCED SUB-ACCOUNT:
   2008                                                            $0.99         $0.59           0
   2007                                                            $1.00         $0.99           0
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT:
   2008                                                            $1.08         $0.60           0
   2007                                                            $1.00         $1.08           0
AIM V.I. CORE EQUITY SUB-ACCOUNT:
   2008                                                            $1.05         $0.71           0
   2007                                                            $1.00         $1.05           0
AIM V.I. SMALL CAP EQUITY SUB-ACCOUNT:
   2008                                                            $0.92         $0.61           0
   2007                                                            $1.00(a)      $0.92           0
ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
   2008                                                            $0.92         $0.42           0
   2007                                                            $1.00(a)      $0.92           0
AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
   2008                                                            $0.97         $0.61           0
   2007                                                            $1.00         $0.97           0
AMERICAN CENTURY VP INFLATION PROTECTION SUB-ACCOUNT:
   2008                                                            $1.04         $1.00           0
   2007                                                            $1.00(a)      $1.04           0
AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
   2008                                                            $1.17         $0.66           0
   2007                                                            $0.99         $1.17           0
AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
   2008                                                            $0.92         $0.66           0
   2007                                                            $1.00         $0.92           0
FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
   2008                                                            $1.14         $0.63           0
   2007                                                            $1.00         $1.14           0
FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
   2008                                                            $0.98         $0.55           0
   2007                                                            $1.00         $0.98           0
FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
   2008                                                            $0.98         $0.71           0
   2007                                                            $1.00(a)      $0.98           0
FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
   2008                                                            $1.11         $0.65           0
   2007                                                            $0.99         $1.11           0
FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                            $1.03         $0.66           0
   2007                                                            $1.00         $1.03           0
FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
   2008                                                            $0.91         $0.59           0
   2007                                                            $1.00(a)      $0.91           0
FRANKLIN SMALL-MID CAP GROWTH SECURITIES SUB-ACCOUNT:
   2008                                                            $1.07         $0.60           0
   2007                                                            $0.99         $1.07           0
MUTUAL SHARES SECURITIES SUB-ACCOUNT:
   2008                                                            $1.01         $0.62           0
   2007                                                            $1.00         $1.01           0
TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
   2008                                                            $1.28         $0.59           0
   2007                                                            $1.02         $1.28           0
IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.94         $0.58           0
   2007                                                            $1.00(a)      $0.94           0
IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.97         $0.72           0
   2007                                                            $1.00(a)      $0.97           0
IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $1.01         $0.92           0
   2007                                                            $1.00(a)      $1.01           0
IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.95         $0.63           0
   2007                                                            $1.00(a)      $0.95           0
IBBOTSON INCOME & GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
   2008                                                            $0.99         $0.81           0
   2007                                                            $1.00(a)      $0.99           0
IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(e):
   2008                                                            $1.41         $1.02           0
   2007                                                            $1.00         $1.41           0
IVY FUNDS VIP BALANCED SUB-ACCOUNT(e):
   2008                                                            $1.10         $0.84           0
   2007                                                            $0.99         $1.10           0
IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(e):
   2008                                                            $1.10         $0.70           0
   2007                                                            $0.99         $1.10           0
IVY FUNDS VIP GLOBAL NATURAL RESOURCES SUB-ACCOUNT(e):
   2008                                                            $1.39         $0.52           0
   2007                                                            $0.99         $1.39           0
IVY FUNDS VIP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.21         $0.75           0
   2007                                                            $0.99         $1.21           0
IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.19         $0.67           0
   2007                                                            $1.01         $1.19           0
IVY FUNDS VIP INTERNATIONAL VALUE SUB-ACCOUNT(e):
   2008                                                            $1.07         $0.60           0
   2007                                                            $1.00         $1.07           0
IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.04         $0.53           0
   2007                                                            $1.01         $1.04           0
IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.09         $0.67           0
   2007                                                            $0.99         $1.09           0
IVY FUNDS VIP SCIENCE AND TECHNOLOGY SUB-ACCOUNT(e):
   2008                                                            $1.20         $0.77           0
   2007                                                            $0.99         $1.20           0

                                                               UNIT VALUE AT  UNIT VALUE  NUMBER OF UNITS
                                                                BEGINNING OF   AT END OF   OUTSTANDING AT
                                                                   PERIOD       PERIOD     END OF PERIOD
                                                               -------------  ----------  ---------------
IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(e):
   2008                                                            $1.10         $0.65           0
   2007                                                            $1.00         $1.10           0
IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(e):
   2008                                                            $0.93         $0.67           0
   2007                                                            $1.00         $0.93           0
IVY FUNDS VIP VALUE SUB-ACCOUNT(e):
   2008                                                            $0.99         $0.64           0
   2007                                                            $1.00         $0.99           0
JANUS ASPEN: BALANCED SUB-ACCOUNT:
   2008                                                            $1.07         $0.87           0
   2007                                                            $1.00         $1.07           0
JANUS ASPEN: FORTY SUB-ACCOUNT:
   2008                                                            $1.31         $0.71           0
   2007                                                            $0.99         $1.31           0
JANUS ASPEN: OVERSEAS SUB-ACCOUNT(f):
   2008                                                            $1.26         $0.59           0
   2007                                                            $1.02         $1.26           0
JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(d):
   2008                                                            $0.94         $0.66           0
   2007                                                            $1.00         $0.94           0
MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
   2008                                                            $1.07         $0.66           0
   2007                                                            $0.99         $1.07           0
MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
   2008                                                            $1.05         $0.50           0
   2007                                                            $0.99(a)      $1.05           0
MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
   2008                                                            $0.99         $0.58           0
   2007                                                            $1.00         $0.99           0
MFS VALUE SERIES SUB-ACCOUNT:
   2008                                                            $1.04         $0.68           0
   2007                                                            $1.00         $1.04           0
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE SUB-ACCOUNT:
   2008                                                            $0.96         $0.57           0
   2007                                                            $1.00(a)      $0.96           0
OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
   2008                                                            $1.10         $0.58           0
   2007                                                            $0.99         $1.10           0
OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
   2008                                                            $0.97         $0.20           0
   2007                                                            $1.00         $0.97           0
PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
   2008                                                            $1.10         $0.61           0
   2007                                                            $1.00         $1.10           0
OPPENHEIMER MAIN STREET SMALL CAP(R)/VA SUB-ACCOUNT:
   2008                                                            $0.90         $0.55           0
   2007                                                            $1.00(a)      $0.90           0
PUTNAM VT EQUITY INCOME SUB-ACCOUNT(c):
   2008                                                            $0.92         $0.50           0
   2007                                                            $1.00         $0.92           0
PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                            $0.91         $0.54           0
   2007                                                            $1.00         $0.91           0
PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
   2008                                                            $1.06         $0.58           0
   2007                                                            $1.00         $1.06           0
PUTNAM VT NEW OPPORTUNITIES SUB-ACCOUNT:
   2008                                                            $1.02         $0.61           0
   2007                                                            $0.99         $1.02           0
PUTNAM VT VOYAGER SUB-ACCOUNT:
   2008                                                            $1.02         $0.62           0
   2007                                                            $0.99         $1.02           0
VAN KAMPEN UIF EMERGING MARKETS EQUITY SUB-ACCOUNT:
   2008                                                            $0.96         $0.41           0
   2007                                                            $1.00(a)      $0.96           0
VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT:
   2008                                                            $0.94         $0.54           0
   2007                                                            $1.00(a)      $0.94           0
VAN KAMPEN CAPITAL GROWTH SUB-ACCOUNT(b):
   2008                                                            $1.13         $0.56           0
   2007                                                            $0.99         $1.13           0
VAN KAMPEN COMSTOCK SUB-ACCOUNT:
   2008                                                            $0.95         $0.59           0
   2007                                                            $1.00         $0.95           0
VAN KAMPEN GROWTH AND INCOME SUB-ACCOUNT:
   2008                                                            $1.00         $0.66           0
   2007                                                            $1.00         $1.00           0

----------
(a) Period from October 12, 2007, commencement of operations, to December 31, 2007.

(b) Prior to May 1, 2008, the sub-account was known as Van Kampen Strategic Growth Portfolio.

(c) Putnam VT New Value Fund merged into the Putnam VT Equity Income Fund effective January 5, 2009.

(d) Janus Aspen Series: Mid Cap Value Portfolio changed its name to Janus Aspen Series Perkins Mid Cap Value Portfolio effective December 31, 2008.

(e) W&R Target Funds, Inc. changed to Ivy Funds Variable Portfolios, Inc. effective July 31, 2008.

(f) Prior to May 1, 2009, the sub-account was known as Janus International Growth Portfolio.

              APPENDIX B -- ILLUSTRATION OF VARIABLE ANNUITY VALUES

The illustration included in this Appendix shows the effect of investment performance on the monthly variable annuity income. The illustration assumes a gross investment return of: 0.00%, 6.90% and 10.00%.

For illustration purposes, an average annual expense equal to 2.40% of the average daily net assets is deducted from the gross investment return to determine the net investment return. The net investment return is then used to project the monthly variable annuity incomes. The average expense charge of 2.40% includes: 1.20% for mortality and expense risk, .15% for administrative fee and an average of 1.05% for the fund management fee, other fund expenses, and distribution fee. The average is calculated from the Total Annual Portfolio Company Operating Expenses and is based on the total annual portfolio operating expenses with waivers or reductions applied.

The gross and net investment rates are for illustrative purposes only and are not a reflection of past or future performance. Actual variable annuity income will be more or less than shown if the actual returns are different than those illustrated.

The illustration assumes 100% of the assets are invested in the sub-account(s) of the variable annuity account. For comparison purposes, a current fixed annuity income, available through the General Account, is also provided. The illustration assumes an initial interest rate, used to determine the first variable payment of 4.50%. After the first variable annuity payment future payments will increase if the annualized net rate of return exceeds the initial interest rate, and will decrease if the annualized net rate of return is less than the initial interest rate.

The illustration provided is for a male, age 65, selecting a life and 10 year certain annuity option with $100,000 of non-qualified funds, residing in the State of Minnesota. This illustration is based on average fund expenses. Upon request, a similar illustration specific to your situation and fund election may be available.

              VARIABLE ANNUITY INCOME -- HYPOTHETICAL ILLUSTRATION
                                   MULTIOPTION
        ANNUITY INCOME OPTION -- LIFE ANNUITY WITH 10 YEAR PERIOD CERTAIN

PREPARED FOR: Client
VARIABLE CONTRIBUTION: $100,000.00
INITIAL VARIABLE MONTHLY INCOME: $631.36

The illustration below shows how investment returns may affect variable annuity income payments. This illustration is hypothetical and is not intended to project or predict investment results.

Annuity income payments will INCREASE if the returns on your investments ARE GREATER THAN the total of the Assumed Investment Return (AIR) and your annual contract expenses.

Annuity income payments will DECREASE if the returns on your investments ARE LESS THAN the total of the Assumed Investment Return (AIR) and your annual contract expenses.

An AIR of 4.50% annually is used for calculating the initial income payment. More information on the annual expense charges for this contract can be found in the Variable Annuity Income Disclosure section of this illustration and in the prospectus.

The graph and table below show how annual gross investment returns of 0%, 6.90% and 10.00% would affect annuity income payments. The calculated income shown is after the deduction of all contract expenses (based on your investment allocation).

In the example below, the annuity income amount shown assumes a constant annual investment return. The actual rate of return and resulting annuity income payments will vary over time.

VARIABLE ANNUITY INCOME -- HYPOTHETICAL

                   IMPACT OF RATE OF RETURN ON MONTHLY INCOME

                                     [CHART]

VARIABLE ANNUITY INCOME -- SUPPORTING DETAIL


                               MONTHLY ANNUITY INCOME BASED ON
                                 HYPOTHETICAL RATE OF RETURN
                          -----------------------------------------
                           0.00% GROSS   6.90% GROSS   10.00% GROSS
BEGINNING OF YEAR   AGE   (-2.40% NET)   (4.50% NET)    (7.60% NET)
-----------------   ---   ------------   -----------   ------------
        1            65        $631          $631         $  631
        4            68        $514          $631         $  689
        7            71        $419          $631         $  752
       10            74        $341          $631         $  821
       13            77        $278          $631         $  897
       16            80        $227          $631         $  979
       19            83        $185          $631         $1,069
       22            86        $150          $631         $1,167
       25            89        $123          $631         $1,273
       28            92        $100          $631         $1,390
       31            95        $ 81          $631         $1,518
       34            98        $ 66          $631         $1,657


If you applied the amount of your purchase payment allocated to variable to a fixed annuity on the quotation date of this illustration, your fixed annuity income would be $670.43.

                    ILLUSTRATION OF MARKET VALUE ADJUSTMENTS

The following are examples of market value adjustment (MVA) calculations using hypothetical Swap Rates. The 'Swap Rate' is the weekly average of the 'Interest Rate Swap' rates as reported in Federal Reserve Bulletin Release H.15. Amounts withdrawn, surrendered, applied to provide annuity payments, or transferred from the guarantee periods of the guaranteed term account prior to their renewal date may be subject to a market value adjustment. As the examples below illustrate, the MVA may be either a negative or positive value. These examples do not include the effect of any deferred sales charge that may be assessed under the contract upon withdrawal and surrender.

The MVA factor is equal to:

                        (1+i)
                [(----------------)(TO THE POWER OF (n/12)) - 1]
                  (1 + j + 0.0025)

where i = Swap Rate for the week prior to the date of allocation into the guaranteed term account for a maturity equal to the guarantee period.

       j = Swap Rate for the week prior to the date of withdrawal, surrender, application to provide annuity payments or transfer with a maturity equal to the number of whole months remaining in the guarantee period.

       n = the number of whole months remaining in the Guarantee Period.

The amount of the MVA will never exceed, in a positive or negative direction, the excess interest earned on the guarantee period from which the withdrawal, surrender, amount applied to provide annuity payments, or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned on each allocation into a guarantee period of the guaranteed term account in excess of interest earned based on the minimum guaranteed interest rate.

EXAMPLE 1: NEGATIVE MVA

In this example, the Swap Rate at the time of the withdrawal is higher than the Swap Rate as of the date of allocation. Therefore, there is a negative MVA and the resultant payment is reduced by that amount.

MVA factor:

                       (1+0.04)
               [(-------------------)(TO THE POWER OF (49/12)) - 1]
                 (1 + 0.06 + 0.0025)
               = -0.083689

For purposes of this example, the Swap Rate at allocation is 4% and the Swap Rate at withdrawal is 6%. A withdrawal of $10,000 is made from the 5 year guaranteed term account 11 months after the date of allocation.

The dollar amount of market value adjustment would be $10,000 x -0.083689 = -$836.89 and the resultant payment would be $10,000 - $836.89 = $9,163.11.

In addition to the market value adjustment, withdrawals and surrenders may be subject to a deferred sales charge as described in the contract. The market value adjustment is done before application of any deferred sales charge.

EXAMPLE 2: POSITIVE MVA

In this example, the Swap Rate at the time of the withdrawal is lower than the Swap Rate as of the date of allocation. Therefore, there is a positive MVA and the resultant payment is increased by that amount.

MVA factor:

                       (1+0.06)
               [(-------------------)(TO THE POWER OF (49/12)) - 1]
                 (1 + 0.04 + 0.0025)
               = 0.070340

For purposes of this example, the Swap Rate at allocation is 6% and the Swap Rate at withdrawal is 4%. A withdrawal of $10,000 is made from the 5 year guaranteed term account 11 months after the date of allocation.

The dollar amount of market value adjustment would be $10,000 x 0.070340 = $703.40 and the resultant payment would be $10,000 + $703.40 = $10,703.40.

In addition to the market value adjustment, withdrawals and surrenders may be subject to a deferred sales charge as described in the contract. The market value adjustment is done before application of any deferred sales charge.

                     APPENDIX C -- TYPES OF QUALIFIED PLANS

Tax qualified plans provide tax deferral. If you purchase an annuity contract in a tax qualified plan, the tax deferral feature of the annuity is redundant and offers you no additional advantage. You should purchase the annuity for reasons other than tax deferral when part of a qualified plan.

PUBLIC SCHOOL SYSTEMS AND CERTAIN TAX EXEMPT ORGANIZATIONS

This annuity contract will no longer be issued to Section 403(b) plans effective May 1, 2008.

Under the Code, Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.

Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, severance from employment, disability, or financial hardship. Income attributable to elective contributions may not be distributed in the case of hardship.

The most comprehensive regulations under Code Section 403(b) since 1964 have been issued by the IRS. The regulations impose increased compliance obligations on employers and others involved in a Code Section 403(b) arrangement, including written plan documentation for all Code Section 403(b) plans. The regulations are generally effective January 1, 2009. You should consult a qualified tax advisor regarding the impact of these new regulations on your plan.

This annuity contract does not support plan loans, even if your plan may allow it.

INDIVIDUAL RETIREMENT ANNUITIES

Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Annuity, (an "IRA"). Distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a contract for use with an IRA will be subject to special disclosure requirements of the IRS. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agencies. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. A qualified contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. You should seek competent advice as to the suitability of the contract for use with IRAs.

Earnings in an IRA are not taxed until distribution. IRA contributions are subject to certain limits each year and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed at ordinary income rates when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

A portion of the amount distributed from an IRA may be taxable based on the ratio of the "investment in the contract" to the individual's balance in the IRA, generally the value of the IRA. The "investment in the contract" generally equals the nondeductible contributions to an IRA. The "investment in the contract" can be zero.

SIMPLIFIED EMPLOYEE PENSION (SEP) IRAs

Employers may establish Simplified Employee Pension (SEP) IRAs under Code
Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs

Certain small employers may establish Simple IRAs as provided by Section 408(p) of the Code, under which employees may elect to defer a certain percentage of their compensation (as increased for cost of living adjustments). The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a Simple IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

ROTH IRAs

Section 408A of the Code permits certain eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, must be made in cash or as a rollover or conversion from another Roth IRA or a traditional IRA. A rollover from, or conversion of, a traditional IRA to a Roth IRA may be subject to tax, deferred sales charges and other special rules may apply.

Qualified distributions from a Roth IRA, as defined by the Code, generally are excluded from gross income. Qualified distributions include those distributions made more than five years after the taxable year of the first contribution to the Roth IRA, but only if : (1) the annuity owner has reached age 59 1/2; (2) the distribution is paid to a beneficiary after the owner's death; (3) the annuity owner becomes disabled; or (4) the distribution will be used for a first time home purchase and does not exceed $10,000. Non-qualified distributions are includable in gross income only to the extent they exceed contributions made to the Roth IRA. The taxable portion of a non-qualified distribution may be subject to a 10% penalty tax.

In addition, state laws may not completely follow the federal tax treatment of Roth IRAs. You should consult your tax adviser for further information regarding Roth IRAs.

CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS

Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans permit the purchase of the contracts to accumulate retirement savings under the plans for employees. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this annuity is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the annuity.

DEFERRED COMPENSATION PLANS

Code Section 457 provides for certain deferred compensation plans. These plans may be offered for service to state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages. With respect to non-governmental Section 457 plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. Under the provisions of the Small Business Job Protection Act of 1996, all of the assets and income of a governmental plan maintained by an eligible employer as a Section 457 plan must be held in trust or in a qualifying custodial account or annuity contract held for the exclusive benefit of plan participants and beneficiaries.

APPENDIX D -- EXAMPLES OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT OPTION

Below are several examples that are designed to help show how the Guaranteed Minimum Withdrawal Benefit option functions. A complete description of the optional contract feature can be found in the prospectus section "Other Contract Options -- Guaranteed Minimum Withdrawal Benefit (GMWB) Option".

EXAMPLE #1 -- INITIAL VALUES ON THE EFFECTIVE DATE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.



                               CONTRACT                                           GUARANTEED   GUARANTEED
                                VALUE      PURCHASE                   CONTRACT    WITHDRAWAL     ANNUAL
                                BEFORE     PAYMENTS    WITHDRAWAL   VALUE AFTER     BENEFIT    WITHDRAWAL
CONTRACT YEARS                 ACTIVITY    RECEIVED      AMOUNT       ACTIVITY       (GWB)       (GAW)
----------------------------   --------   ----------   ----------   -----------   ----------   ----------
Beginning of Year 1            $      0   $  100,000        0       $   100,000   $  100,000   $    7,000


EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN.

If additional purchase payments are received, the GWB will increase by the amount of the purchase payment. The GAW will be recalculated as the greater of the previous GAW or 7% of the new GWB.

                               CONTRACT                                           GUARANTEED   GUARANTEED
                                VALUE      PURCHASE                   CONTRACT    WITHDRAWAL     ANNUAL
                                BEFORE     PAYMENTS    WITHDRAWAL   VALUE AFTER     BENEFIT    WITHDRAWAL
CONTRACT YEARS                 ACTIVITY    RECEIVED      AMOUNT       ACTIVITY       (GWB)       (GAW)
----------------------------   --------   ----------   ----------   -----------   ----------   ----------
Beginning of Year 1            $      0   $  100,000        0       $   100,000   $  100,000   $   7,000
Activity                       $102,000   $   20,000        0       $   122,000   $  120,000   $   8,400

EXAMPLE #3 -- CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAW.

While the rider is in effect, the client may make cumulative withdrawals up to the GAW each contract year without any adjustment to the GAW. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAW not withdrawn during a contract year may not be carried over to the next contract year.

                               CONTRACT                                           GUARANTEED   GUARANTEED
                                VALUE      PURCHASE                   CONTRACT    WITHDRAWAL     ANNUAL
                                BEFORE     PAYMENTS    WITHDRAWAL   VALUE AFTER     BENEFIT    WITHDRAWAL
CONTRACT YEARS                 ACTIVITY    RECEIVED      AMOUNT       ACTIVITY       (GWB)       (GAW)
----------------------------   --------   ----------   ----------   -----------   ----------   ----------
Beginning of Year 1            $      0   $  100,000           --   $   100,000   $  100,000   $    7,000
Activity                       $102,000   $   20,000           --   $   122,000   $  120,000   $    8,400
Beginning of Year 2                                                               $  120,000   $    8,400
Activity (withdrawal)          $119,000           --   $    8,400   $   110,600   $  111,600   $    8,400

EXAMPLE #4 -- CUMULATIVE WITHDRAWALS DURING THIRD CONTRACT YEAR EXCEEDING GAW.

The client may withdraw more than the GAW in any contract year. Any withdrawal in excess of the GAW, will cause an immediate adjustment to the GWB and a recalculation of the GAW. The remaining GWB will be adjusted to the lesser of the contract value following the excess withdrawal or the GWB reduced by the amount of the withdrawal on a dollar-for-dollar basis. If contract values are declining, this can create a significant loss in guaranteed benefit. The GAW will be recalculated to the lesser of: (a) GAW before excess withdrawal; (b) greater of: 7% of new GWB or 7% of contract value following withdrawal.

                               CONTRACT                                         GUARANTEED   GUARANTEED
                                VALUE                 PURCHASE      CONTRACT    WITHDRAWAL     ANNUAL
                                BEFORE    PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT    WITHDRAWAL
CONTRACT YEARS                 ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAW)
---------------------------    --------   --------   ----------   -----------   ----------   ----------
Beginning of Year 1            $      0   $100,000           --   $   100,000   $  100,000   $    7,000
Activity                       $102,000   $ 20,000           --   $   122,000   $  120,000   $    8,400
Beginning of Year 2                                                             $  120,000   $    8,400
Activity (withdrawal)          $119,000         --   $    8,400   $   110,600   $  111,600   $    8,400
Beginning of Year 3                                                             $  111,600   $    8,400
Activity (withdrawal)          $112,000         --   $    8,400   $   103,600   $  103,200   $    8,400
Activity (excess withdrawal)   $ 99,000         --   $    5,000   $    94,000   $   94,000   $    6,580

EXAMPLE #5 -- A RESET IN THE GWB IS ELECTED AT THE BEGINNING OF CONTRACT YEAR 7. THIS EXAMPLE ASSUMES THAT CUMULATIVE WITHDRAWALS FOR CONTRACT YEARS 4, 5 AND 6 DO NOT EXCEED THE GAW AND THAT NO ADDITIONAL PURCHASE PAYMENTS ARE MADE DURING THESE CONTRACT YEARS.

An optional reset may be elected on any anniversary beginning 3 years after the rider was added to the contract if the current contract value is greater than the current GWB. Election of the reset option will increase the charge if the current charge is greater. Once the reset has been elected, another reset may not be elected for another 3 years. When the reset is elected, the GWB will increase to the current contract value and the GAW will be recalculated to the greater of the prior GAW or 7% of the new GWB.

                               CONTRACT                                         GUARANTEED   GUARANTEED
                                 VALUE    PURCHASE                  CONTRACT    WITHDRAWAL     ANNUAL
                                BEFORE    PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT    WITHDRAWAL
CONTRACT YEARS                 ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAW)
----------------------------   --------   --------   ----------   -----------   ----------   ----------
Beginning of Year 1            $      0   $100,000          --      $100,000     $100,000       $7,000
Activity                       $102,000   $ 20,000          --      $122,000     $120,000       $8,400
Beginning of Year 2                                                              $120,000       $8,400
Activity (withdrawal)          $119,000         --      $8,400      $110,600     $111,600       $8,400
Beginning of Year 3                                                              $111,600       $8,400
Activity (withdrawal)          $112,000         --      $8,400      $103,600     $103,200       $8,400
Activity (excess withdrawal)   $ 99,000         --      $5,000      $ 94,000     $ 94,000       $6,580
Beginning of Year 4                                                              $ 94,000       $6,580
Activity (withdrawal)          $ 88,500         --      $6,580      $ 81,920     $ 87,420       $6,580
Beginning of Year 5                                                              $ 87,420       $6,580
Activity (withdrawal)          $ 89,600         --      $6,580      $ 83,020     $ 80,840       $6,580
Beginning of Year 6                                                              $ 80,840       $6,580
Activity (withdrawal)          $ 90,330         --      $6,580      $ 83,750     $ 74,260       $6,580
Beginning of Year 7
   immediately before reset    $ 85,000         --          --      $ 85,000     $ 74,260       $6,580
Beginning of Year 7
   immediately after reset     $ 85,000         --          --      $ 85,000     $ 85,000       $6,580

APPENDIX E -- EXAMPLES OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT OPTION

Below are several examples that are designed to help show how the Guaranteed Lifetime Withdrawal Benefit Option functions. A complete description of the optional contract feature can be found in the prospectus section "Other Contract Options -- Guaranteed Lifetime Withdrawal Benefit (GLWB) Option". Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the product feature can be impacted by sub-account gain or loss.

EXAMPLE #1 -- INITIAL VALUES ON THE EFFECTIVE DATE ARE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000 AND THE AGE OF THE OLDEST OWNER.

                              CONTRACT                                         GUARANTEED   GUARANTEED
                                VALUE    PURCHASE                  CONTRACT    WITHDRAWAL     ANNUAL
                   ATTAINED    BEFORE    PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT      INCOME
CONTRACT YEARS        AGE     ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAI)
----------------   --------   --------   --------   ----------   -----------   ----------   ----------
Beginning of
   Year 1             65          $0     $100,000       $0         $100,000     $100,000      $5,000

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN.

If additional purchase payments are received, the GWB will increase by the amount of the purchase payment. The GAI will be increased by an amount equal to the amount of the purchase payment times the applicable Annual Income Percentage based on the owner's age at the time of the purchase payment.

                              CONTRACT                                         GUARANTEED   GUARANTEED
                                VALUE    PURCHASE                  CONTRACT    WITHDRAWAL     ANNUAL
                   ATTAINED    BEFORE    PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT      INCOME
CONTRACT YEARS        AGE     ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAI)
----------------   --------   --------   --------   ----------   -----------   ----------   ----------
Beginning of
   Year 1             65      $      0   $100,000       $0         $100,000     $100,000      $5,000
Activity              --      $102,000   $ 20,000       $0         $122,000     $120,000      $6,000

EXAMPLE #3 -- CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAI.

While the rider is in effect, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year may not be carried over to the next contract year.

                              CONTRACT                                         GUARANTEED   GUARANTEED
                                VALUE    PURCHASE                  CONTRACT    WITHDRAWAL     ANNUAL
                   ATTAINED    BEFORE    PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT      INCOME
CONTRACT YEARS        AGE     ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAI)
----------------   --------   --------   --------   ----------   -----------   ----------   ----------
Beginning of
   Year 1             65      $      0   $100,000     $    0       $100,000     $100,000      $5,000
Activity              --      $102,000   $ 20,000     $    0       $122,000     $120,000      $6,000
Beginning of
   Year 2             66            --         --         --             --     $120,000      $6,000
Activity
   (withdrawal)       --      $116,600         --     $6,000       $110,600     $114,000      $6,000

EXAMPLE #4 -- CUMULATIVE WITHDRAWALS DURING THIRD CONTRACT YEAR EXCEEDING GAI.

The client may withdraw more than the GAI in any contract year. Any withdrawal in excess of the GAI will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal. If contract values are declining, this can create a larger loss in GWB. The GAI will be reduced by the result of the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal.

                              CONTRACT                                         GUARANTEED   GUARANTEED
                                VALUE    PURCHASE                  CONTRACT    WITHDRAWAL     ANNUAL
                   ATTAINED    BEFORE    PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT      INCOME
CONTRACT YEARS        AGE     ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAI)
----------------   --------   --------   --------   ----------   -----------   ----------   ----------
Beginning of
   Year 1             65      $      0   $100,000     $     0      $100,000     $100,000      $5,000
Activity              --      $102,000   $ 20,000     $     0      $122,000     $120,000      $6,000
Beginning of
   Year 2             66            --         --          --            --     $120,000      $6,000
Activity
   (withdrawal)       --      $116,600         --     $ 6,000      $110,600     $114,000      $6,000
Beginning of
   Year 3             67            --         --          --            --     $114,000      $6,000
Activity (excess
   withdrawal)        --      $111,600         --     $11,000      $100,600     $102,886      $5,716

EXAMPLE #5 -- AN AUTOMATIC GUARANTEED ANNUAL INCOME RESET OCCURS AT THE BEGINNING OF CONTRACT YEAR 4. THIS EXAMPLE ASSUMES THAT CUMULATIVE WITHDRAWALS FOR CONTRACT YEARS 1, 2, AND 3 DO NOT EXCEED THE GAI AND THAT NO ADDITIONAL PURCHASE PAYMENTS ARE MADE DURING THESE CONTRACT YEARS.

A GAI Reset is automatic beginning 3 years after the GLWB rider was added to the contract. Once the reset has occurred, another reset will not occur for another 3 years. This income reset provision only applies to the GAI. When the reset occurs, the GAI will be calculated as the Annual Income Percentage based on the age at the time of the income reset times the greater of the GWB or the current contract value, but not less than the GAI prior to the income reset.

                              CONTRACT                                         GUARANTEED   GUARANTEED
                                VALUE    PURCHASE                  CONTRACT    WITHDRAWAL     ANNUAL
                   ATTAINED    BEFORE    PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT      INCOME
CONTRACT YEARS        AGE     ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAI)
----------------   --------   --------   --------   ----------   -----------   ----------   ----------
Beginning of
   Year 1             65      $      0   $100,000     $    0       $100,000     $100,000      $5,000
Activity              --      $102,000   $ 20,000     $    0       $122,000     $120,000      $6,000
Beginning of
   Year 2             66            --         --         --             --     $120,000      $6,000
Activity
   (withdrawal)       --      $116,600         --     $6,000       $110,600     $114,000      $6,000
Beginning of
   Year 3             67            --         --         --             --     $114,000      $6,000
Activity
   (withdrawal)       --      $111,600         --     $6,000       $105,600     $108,000      $6,000
Beginning of
   Year 4             68            --         --         --             --     $108,000      $6,000
Income Reset
   Provision          --            --         --         --       $115,000     $108,000      $6,000
Beginning of
   Year 5             69            --         --         --             --     $108,000      $6,000
Activity
   (withdrawal)       --      $118,600         --     $6,000       $112,600     $102,000      $6,000
Beginning of
   Year 6             70            --         --         --             --     $102,000      $6,000
Activity
   (withdrawal)       --      $115,800         --     $6,000       $109,800     $ 96,000      $6,000
Beginning of
   Year 7             71            --         --         --             --     $ 96,000      $6,000
Income Reset
   Provision          --            --         --         --       $113,500     $ 96,000      $6,243

EXAMPLE #6 -- GLWB ADDED ON 2ND CONTRACT ANNIVERSARY. SUBSEQUENT PURCHASE PAYMENTS RECEIVED THE FOLLOWING YEAR WHEN THE OWNER IS AT A DIFFERENT ANNUAL INCOME PERCENTAGE.

The GLWB benefit may be added at issue or within 30 days prior to any contract anniversary. At the time of election, the GWB value will be set to the current contract value and the GAI will be calculated using the Annual Income Percentage based on the age of the oldest owner at the time of election. If a subsequent purchase payment is received when the oldest owner is at an age with a higher Annual Income Percentage, the new money will receive the higher Annual Income Percentage, and the GAI will increase by an amount equal to the amount the purchase payment times the Annual Income Percentage.

                              CONTRACT                                         GUARANTEED   GUARANTEED
                                VALUE    PURCHASE                  CONTRACT    WITHDRAWAL     ANNUAL
                   ATTAINED    BEFORE    PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT      INCOME
CONTRACT YEARS        AGE     ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAI)
----------------   --------   --------   --------   ----------   -----------   ----------   ----------
Beginning of
   Year 1             --      $      0   $100,000     $    0       $100,000           --          --
Activity              --      $102,000   $ 20,000     $    0       $122,000           --          --
Beginning of
   Year 2             --            --         --         --             --           --          --
Activity
   (withdrawal)       --      $116,600         --     $6,000       $110,600           --          --
Beginning of
   Year 3 -- add
   GLWB               59            --         --         --       $103,600     $103,600      $4,144
Beginning of
   Year 4             60            --         --         --             --     $103,600      $4,144
Activity              --      $110,000   $ 10,000     $    0       $120,000     $113,600      $4,644
Beginning of
   Year 5             61            --         --         --       $123,000     $113,600      $4,644

EXAMPLE #7 -- A GMWB CONTRACT CONVERTS TO A GLWB ON THE 2ND CONTRACT ANNIVERSARY WHERE THE CONTRACT VALUE IS GREATER THAN THE GWB AMOUNT.

Contracts with the GMWB feature may elect to convert to the GLWB feature within 30 days prior to any contract anniversary, as long as the client is within the eligible age limits. As of the contract anniversary date, the GMWB guarantees will terminate. For the GLWB benefit, the GWB value will be set to the current contract anniversary value and the GAI calculated using the Annual Income Percentage based on the oldest owner's age at the time of the conversion. The GWB will increase if the contract value is greater than the GWB value from the GMWB feature at the time of conversion.

                              CONTRACT                                         GUARANTEED   GUARANTEED
                                VALUE    PURCHASE                  CONTRACT    WITHDRAWAL     ANNUAL
                   ATTAINED    BEFORE    PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT      INCOME
CONTRACT YEARS        AGE     ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAI)
----------------   --------   --------   --------   ----------   -----------   ----------   ----------
Beginning of
   Year 1             --      $      0   $100,000     $    0       $100,000     $100,000      $7,000
Activity              --      $102,000   $ 20,000     $    0       $122,000     $120,000      $8,400
Beginning of
   Year 2             --            --         --         --             --     $120,000      $8,400
Beginning of
   Year 3 --
   convert to
   GLWB               67            --         --         --       $132,000     $132,000      $6,600
Activity
   (withdrawal)       --      $133,600         --     $6,600       $127,000     $125,400      $6,600

     EXAMPLE #8 -- A GMWB CONTRACT CONVERTS TO A LIFETIME GMWB ON THE 2ND CONTRACT ANNIVERSARY WHERE THE CONTRACT VALUE IS LESS THAN THE GWB AMOUNT.

     Contracts with the GMWB feature may elect to convert to a lifetime GMWB within 30 days prior to any contract anniversary. As of the contract anniversary date, the GMWB guarantees will terminate. For the GLWB feature, the GWB value will be set to the current contract anniversary value and the lifetime GAI calculated using the Annual Income Percentage based on the oldest owner's age at the time of conversion. The GWB will decrease at conversion if the contract value is less than the GWB value from the GMWB feature at the time of conversion.

                            CONTRACT                                                    GUARANTEED   GUARANTEED
                              VALUE    PURCHASE                             CONTRACT    WITHDRAWAL     ANNUAL
                            ATTAINED    BEFORE    PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT      INCOME
CONTRACT YEARS                 AGE     ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAI)
-------------------------   --------   --------   --------   ----------   -----------   ----------   ----------
Beginning of Year 1            --      $      0   $100,000     $    0       $100,000     $100,000      $7,000
Activity                       --      $102,000   $ 20,000     $    0       $122,000     $120,000      $8,400
Beginning of Year 2            --            --         --         --             --     $120,000      $8,400
Beginning of Year 3 --
   convert to GLWB             67            --         --         --       $117,000     $117,000      $5,850
Activity (withdrawal) ***      --      $117,100         --     $5,850       $111,250     $111,150      $5,850

     APPENDIX F -- EXAMPLES OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT II - SINGLE AND JOINT OPTIONS

     Below are several examples that are designed to help show how the Guaranteed Lifetime Withdrawal Benefit II Option functions. A complete description of the optional contract feature can be found in the prospectus sections "Other Contract Options -- Guaranteed Lifetime Withdrawal Benefit II - Single Option (GLWB II - Single)" and "Other Contract Options -- Guaranteed Lifetime Withdrawal Benefit II - Joint Option (GLWB II - Joint)". Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by sub-account gain or loss.

     EXAMPLE #1 -- INITIAL VALUES ON THE EFFECTIVE DATE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

     The GWB is set equal to the initial purchase payment and the GAI is 5% of the GWB.

                      CONTRACT                                         GUARANTEED   GUARANTEED
                        VALUE    PURCHASE                  CONTRACT    WITHDRAWAL     ANNUAL
                        BEFORE   PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT      INCOME
CONTRACT YEARS        ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAI)
-------------------   --------   --------   ----------   -----------   ----------   ----------
Beginning of Year 1      $0      $100,000       $0         $100,000     $100,000      $5,000

     EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN.

     If additional purchase payments are received, the GWB will increase by the amount of the purchase payment. The GAI will be increased by an amount equal to the amount of the purchase payment multiplied by 5%.

                      CONTRACT                                         GUARANTEED   GUARANTEED
                        VALUE    PURCHASE                  CONTRACT    WITHDRAWAL     ANNUAL
                        BEFORE   PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT      INCOME
CONTRACT YEARS        ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAI)
-------------------   --------   --------   ----------   -----------   ----------   ----------
Beginning of Year 1   $      0   $100,000       --         $100,000     $100,000      $5,000
Activity              $102,000   $ 20,000       --         $122,000     $120,000      $6,000

     EXAMPLE #3 -- GUARANTEED WITHDRAWAL BENEFIT ENHANCEMENT AND GUARANTEED ANNUAL INCOME RESET

     On each Contract Anniversary prior to the first withdrawal, for up to 10 years following the election of the rider, there will be a Guaranteed Withdrawal Benefit Enhancement. The GWB will be increased by 5% of the GWB prior to the enhancement and the GAI will be increased to 5% of the GWB following the enhancement.

     An automatic Guaranteed Annual Income Reset will occur on every contract anniversary through age 85. The GWB will be reset to the greater of the prior GWB or the current contract value. The GAI will be recalculated to 5% of the reset GWB, but will never be lower than the GAI immediately prior to the reset.

     The Guaranteed Withdrawal Benefit Enhancement will occur prior to the Guaranteed Withdrawal Benefit Reset on any contract anniversary where both are applicable.

                      CONTRACT                                         GUARANTEED   GUARANTEED
                        VALUE    PURCHASE                  CONTRACT    WITHDRAWAL     ANNUAL
                        BEFORE   PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT      INCOME
CONTRACT YEARS        ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAI)
--------------        --------   --------   ----------   -----------   ----------   ----------
Beginning of Year 1   $      0   $100,000       --         $100,000     $100,000      $5,000
Activity              $102,000   $ 20,000       --         $122,000     $120,000      $6,000
Enhancement           $128,000         --       --         $128,000     $126,000      $6,300
Income Reset          $128,000         --       --         $128,000     $128,000      $6,400
Beginning of Year 2   $128,000         --       --         $128,000     $128,000      $6,400
Enhancement           $130,000         --       --         $130,000     $134,400      $6,720
Income Reset          $130,000         --       --         $130,000     $134,400      $6,720
Beginning of Year 3   $130,000         --       --         $130,000     $134,400      $6,720

     EXAMPLE #4 -- WITHDRAWAL PRIOR TO THE BENEFIT DATE

     Any withdrawal prior to the Benefit Date will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the result of the ratio of the withdrawal to the contract value immediately prior to such withdrawal. The GAI will be recalculated to 5% of the GWB following the withdrawal.

                        CONTRACT                                         GUARANTEED   GUARANTEED
                          VALUE    PURCHASE                  CONTRACT    WITHDRAWAL     ANNUAL
                          BEFORE   PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT      INCOME
CONTRACT YEARS          ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAI)
---------------------   --------   --------   ----------   -----------   ----------   ----------
Beginning of Year 1     $      0   $100,000         --       $100,000     $100,000      $5,000
Activity                $102,000   $ 20,000         --       $122,000     $120,000      $6,000
Enhancement             $124,000         --         --       $124,000     $126,000      $6,300
Income Reset            $124,000         --         --       $124,000     $126,000      $6,300
Beginning of Year 2     $124,000         --         --       $124,000     $126,000      $6,300
Activity (withdrawal)   $125,000         --     $6,300       $118,700     $119,650      $5,983

     EXAMPLE #5 -- CUMULATIVE WITHDRAWALS AFTER THE BENEFIT DATE NOT EXCEEDING THE GAI

     The client may make cumulative withdrawals up to the GAI each contract year following the Benefit Date without any adjustment to the GAI. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year may not be carried over to the next contract year.

                        CONTRACT                                         GUARANTEED   GUARANTEED
                          VALUE    PURCHASE                  CONTRACT    WITHDRAWAL     ANNUAL
                          BEFORE   PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT      INCOME
CONTRACT YEARS          ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAI)
---------------------   --------   --------   ----------   -----------   ----------   ----------
Beginning of Year 1     $      0   $100,000         --       $100,000     $100,000      $5,000
Activity                $102,000   $ 20,000         --       $122,000     $120,000      $6,000
Enhancement             $124,000         --         --       $124,000     $126,000      $6,300
Income Reset            $124,000         --         --       $124,000     $126,000      $6,300
Beginning of Year 2     $124,000         --         --       $124,000     $126,000      $6,300
Activity (withdrawal)   $125,000         --     $6,300       $118,700     $119,700      $6,300
Income Reset            $130,000         --         --       $130,000     $130,000      $6,500
Beginning of Year 3     $130,000         --         --       $130,000     $130,000      $6,500

     EXAMPLE #6 -- CUMULATIVE WITHDRAWALS AFTER THE BENEFIT DATE EXCEEDING THE
     GAI

     The client may withdraw more than the GAI in any contract year following the Benefit Date. Any withdrawal following the benefit date in excess of the GAI will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal. If contract values are declining, this can create a larger loss in GWB. The GAI will be reduced by the result of the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal.

                        CONTRACT                                         GUARANTEED   GUARANTEED
                          VALUE    PURCHASE                  CONTRACT    WITHDRAWAL     ANNUAL
                          BEFORE   PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT      INCOME
CONTRACT YEARS          ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAI)
---------------------   --------   --------   ----------   -----------   ----------   ----------
Beginning of Year 1     $      0   $100,000          --      $100,000     $100,000      $5,000
Activity                $102,000   $ 20,000          --      $122,000     $120,000      $6,000
Enhancement             $124,000         --          --      $124,000     $126,000      $6,300
Income Reset            $124,000         --          --      $124,000     $126,000      $6,300
Beginning of Year 2     $124,000         --          --      $124,000     $126,000      $6,300
Activity (withdrawal)   $125,000         --     $ 6,300      $118,700     $119,700      $6,300
Income Reset            $120,000         --          --      $120,000     $120,000      $6,300
Beginning of Year 3     $120,000         --          --      $120,000     $120,000      $6,300
Activity (withdrawal)   $122,000         --     $10,000      $112,000     $110,064      $6,099

     EXAMPLE #7 -- A GMWB CONTRACT CONVERTS TO A GLWB II ON THE 2ND CONTRACT ANNIVERSARY.

     Contracts with the GMWB option may elect to convert to the GLWB II - Single or GLWB II - Joint option within 30 days prior to any contract anniversary subject to applicable age limits. As of the contract anniversary date, the GMWB guarantees will terminate. For the GLWB II benefit, the GWB value will be set to the current contract anniversary value and the GAI calculated as 5% of the GWB. The GWB will increase if the contract value is greater than the GWB value from the GMWB feature at the time of conversion. The GWB will decrease at conversion if the contract value is less than the GWB value from the GMWB option at the time of conversion.

                        CONTRACT                                         GUARANTEED   GUARANTEED
                          VALUE    PURCHASE                  CONTRACT    WITHDRAWAL     ANNUAL
                          BEFORE   PAYMENTS   WITHDRAWAL   VALUE AFTER     BENEFIT      INCOME
CONTRACT YEARS          ACTIVITY   RECEIVED     AMOUNT       ACTIVITY       (GWB)        (GAI)
---------------------   --------   --------   ----------   -----------   ----------   ----------
Beginning of Year 1     $      0   $100,000     $    0       $100,000     $100,000      $7,000
Activity                $102,000   $ 20,000     $    0       $122,000     $120,000      $8,400
Beginning of Year 2                                                       $120,000      $8,400
Beginning of Year 3 -
   convert to GLWB II   $132,000         --         --       $132,000     $132,000      $6,600
Activity (withdrawal)   $133,600         --     $6,600       $127,000     $125,400      $6,600

                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                           VARIABLE ANNUITY ACCOUNT
          CROSS REFERENCE SHEET TO STATEMENT OF ADDITIONAL INFORMATION

                                    FORM N-4

ITEM NUMBER               CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
- ---------------------   ---------------------------------------------------------------------
    15.                   Cover Page
    16.                   Cover Page
    17.                   General Information and History
    18.                   Not applicable
    19.                   Not applicable
    20.                   Distribution of Contract
    21.                   Performance
    22.                   Not applicable
    23.                   Financial Statements

                            VARIABLE ANNUITY ACCOUNT
               ("VARIABLE ANNUITY ACCOUNT"), A SEPARATE ACCOUNT OF

                        MINNESOTA LIFE INSURANCE COMPANY
                               ("MINNESOTA LIFE")
                             400 ROBERT STREET NORTH
                         ST. PAUL, MINNESOTA 55101-2098
                            TELEPHONE: 1-800-362-3141
                       STATEMENT OF ADDITIONAL INFORMATION

THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS: MAY 1, 2009

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Therefore, this Statement should be read in conjunction with the Variable Annuity Account's current Prospectus, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-362-3141; or writing to Minnesota Life at Minnesota Mutual Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098.

        General Information and History
        Distribution of Contract
        Performance
        Independent Registered Public Accounting Firm
        Registration Statement
        Financial Statements

                         GENERAL INFORMATION AND HISTORY

The Variable Annuity Account is a separate investment account of the Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a stock life insurance company named Minnesota Life. Minnesota Life is a subsidiary of Securian Financial Group, Inc. which in turn is a wholly-owned subsidiary of Securian Holding Company, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

                            DISTRIBUTION OF CONTRACT

The contract will be sold in a continuous offering by our life insurance agents who are also registered representatives of our affiliated broker-dealer, Securian Financial Services, Inc. ("Securian Financial") or other affiliated or unaffiliated broker-dealers who have entered into selling agreements with Securian Financial and Minnesota Life. Securian Financial acts as principal underwriter of the contracts.

Securian Financial and Advantus Capital Management, Inc. are wholly-owned subsidiaries of Securian Financial Group, Inc. Advantus Capital Management, Inc., is a registered investment adviser and the investment adviser to the following Advantus Series Fund, Inc. portfolios: Bond, Money Market, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap, and Real Estate Securities. Securian Financial is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

Amounts paid by Minnesota Life to the underwriter for 2008, 2007 and 2006 were $25,216,983 $26,840,979 and $24,342,989 respectively, for payment to associated dealers on the sale of the contracts, which includes other contracts issued through the Variable Annuity Account. Securian Financial also receives amounts from some of the portfolios for services provided under a 12b-1 plan of distribution.

Agents of Minnesota Life who are also registered representatives of Securian Financial are compensated directly by Minnesota Life. Agents or registered representatives of other broker-dealers are paid by their broker-dealer. Minnesota Life makes payment to the broker-dealers and does not determine your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations providing in connection with the sale of your contract.

The categories of payments Minnesota Life provides are described in the prospectus. These categories are not mutually exclusive and Minnesota Life may choose to make additional types of payments in the future. Firms may receive payments under more than one, or all categories. Not all firms receive additional compensation and the amount of compensation varies. Minnesota Life determines which firms to provide support and the extent of any payments. It generally chooses to compensate firms that have an ability to distribute the contracts and that are willing to cooperate with our promotional efforts. We do not attempt to make an independent assessment of the cost of providing any service(s).

The following is a list of names of the registered broker-dealers, which are members of FINRA, that as of December 31, 2008, we are aware received additional payments of more than $5,000 with respect to annuity business during the last calendar year. While we endeavor to update this list annually, please note that interim changes or new arrangements may not be reflected in this information. We assume no duty to notify contract owners whether his or her registered representative should be included.

Questar Capital Corp.
5701 Golden Hills Drive
Minneapolis, MN 55416

Cambridge Investment Research, Inc.
1776 Pleasant Plain Road
Fairfield, IA 52556

Investors Capital Corp.
230 Broadway East
Lynnfield, MA 01940

Investment Centers of America, Inc.
212 N 4th Street
Bismarck, ND 58501

NEXT Financial Group, Inc.
2500 Wilcrest, Suite 620
Houston, TX 77042

                                  PERFORMANCE

From time to time our advertising and other promotional material may quote the performance (yield and total return) of a sub-account. In addition, our reports or other communications to current or prospective contract owners may also quote the yield on total return of the sub-account. Quoted results are based on past performance and reflect the performance of all assets held in that sub-account for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

Total Returns

A sub-account may advertise its "average annual total return" over various periods of time. "Total return" represents the percentage change in value of an investment in the sub-account from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a sub-account's average annual total return for a specific measuring period, we take a hypothetical $1,000 investment in that sub-account, at its then applicable sub-account unit value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that sub-account ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a contract owner under the contract, including the mortality and expense risk fee, the administrative fee and the deduction of the applicable deferred sales charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any non-recurring fees or charges or any increase in the mortality and expense risk fee for an optional death benefit rider or any charge for other optional benefits. The annual maintenance fee is also taken into account, assuming an average contract value of $80,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                                     1/N
                              T = (ERV/P) -1

Where T    =  average annual total return
      ERV  =  ending redeemable value
      P    =  hypothetical initial payment of $1,000
      N    =  number of years

Average annual total return figures will generally be given for recent one, five, and ten year periods (if applicable), and may be given for other periods as well (such as from commencement of the sub-account's operations, or on a year by year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant sub-account's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Non-Standardized Returns

We may also calculate non-standardized returns which may or may not reflect any annual maintenance fee, and/or deferred sales charges, charges for premium taxes and/or any other taxes, or any charge for an optional rider or optional death benefit, and any non-recurring fees or charges. For periods prior to the date of this prospectus, calculations may be based on the assumption that the contracts described in this prospectus were issued when the underlying portfolios first became available to the variable annuity account. There may also be other "hypothetical" performance information which will include a more detailed description of the information and its calculation in the specific piece.

Standardized return calculations will always accompany any non-standardized returns shown.

Yields

Money Market Sub-Account

The "yield" (also called "current yield") of the Money Market Sub-Account is computed in accordance with a standard method prescribed by the SEC. The net change in the sub-account's unit value during a seven day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365 day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Sub-Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

                                                         365/7
The formula for effective yield is: [(Base Period Return + 1)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any deduction of charges for any applicable premium taxes and/or any other taxes, or any charge for an optional death benefit rider, or any charge for an optional rider, but do reflect a deduction for the annual maintenance fee, the mortality and expense fee and the administrative fee.

Other Sub-accounts

"Yield" of the other sub-accounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per sub-account unit earned during a specified one month of 30 day period is divided by the sub-account unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30 day period for a year), according to the following formula, which assumes semi-annual compounding:

                              a-b    6
                   YIELD = 2[(--- + 1) - 1]
                              CD

Where a = net investment income earned during the period by the portfolio attributable to the sub-account.
      b = expenses accrued for the period (net of reimbursements) c = the average daily number of sub-account units outstanding during the period that were entitled to receive dividends.
      d = the unit value of the sub-account units on the last day of the period.

The yield of each sub-account reflects the deduction of all recurring fees and charges applicable to the sub-account, such as the mortality and expense fee, the administrative fee, the annual maintenance fee, but does not reflect any charge, for applicable premium taxes and/or any other taxes, any charge for an optional death benefit rider, any charge for any other optional rider, or any non-recurring fees or charges.

The sub-accounts' yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the sub-account's performance in the future. Yield should also be considered relative to changes in sub-account unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a sub-account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements and supplementary schedules of Minnesota Life and subsidiaries' and the financial statements of the Variable Annuity Account included herein have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

                       REGISTRATION STATEMENT

We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the contract offered hereby. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable annuity account, Minnesota Life, and the contract. Statements contained in this Prospectus as to the contents of contracts and other legal instruments are summaries, and reference is made to such instruments as filed.

        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors of Minnesota Life Insurance Company and
Contract Owners of Variable Annuity Account:


We have audited the accompanying statements of assets and liabilities of the sub-accounts of Variable Annuity Account (the Variable Account) as of December 31, 2008, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2008 were confirmed to us by the respective sub-account mutual fund, or for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts of Variable Annuity Account at December 31, 2008, the results of its operations for the year or period then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota
April 10, 2009

                            VARIABLE ANNUITY ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                        SEGREGATED SUB-ACCOUNTS
                                       -----------------------------------------------------------------------------------------
                                                                   ADVANTUS    ADVANTUS      ADVANTUS     ADVANTUS     ADVANTUS
                                         ADVANTUS     ADVANTUS      INDEX      MORTGAGE   INTERNATIONAL   INDEX 400  REAL ESTATE
                                           BOND         MONEY        500      SECURITIES       BOND        MID-CAP    SECURITIES
                                          CLASS 2      MARKET      CLASS 2      CLASS 2       CLASS 2      CLASS 2     CLASS 2
                                       ------------  ----------  -----------  ----------  -------------  ----------  -----------
                ASSETS
Investments in shares of Advantus
   Series Fund, Inc.:
   Bond Portfolio Class 2,
      119,202,867 shares at net asset
      value of $1.37 per share
      (cost $171,753,073)              $162,841,249          --           --          --            --           --           --
   Money Market Portfolio, 81,567,273
      shares at net asset value of
      $1.00 per share
      (cost $81,566,131)                         --  81,566,131           --          --            --           --           --
   Index 500 Portfolio Class 2,
      39,105,138 shares at net asset
      value of $3.03 per share
      (cost $131,019,761)                        --          --  118,329,135          --            --           --           --
   Mortgage Securities Portfolio
      Class 2, 54,986,080 shares at
      net asset value of $1.37 per
      share (cost $74,610,892)                   --          --           --  75,250,155            --           --           --
   International Bond Portfolio
      Class 2, 35,940,396 shares at
      net asset value of $1.57 per
      share (cost $47,438,837)                   --          --           --          --    56,503,334           --           --
   Index 400 Mid-Cap Portfolio
      Class 2, 35,052,333 shares at
      net asset value of $1.26 per
      share (cost $57,571,458)                   --          --           --          --            --   44,016,687           --
   Real Estate Securities Portfolio
      Class 2, 26,507,875 shares at
      net asset value of $1.54 per
      share (cost $55,742,581)                   --          --           --          --            --           --   40,752,412
                                       ------------  ----------  -----------  ----------    ----------   ----------   ----------
                                        162,841,249  81,566,131  118,329,135  75,250,155    56,503,334   44,016,687   40,752,412
Receivable from Minnesota Life for
   contract purchase payments               136,511          --      381,397          --        23,924      127,022           --
Receivable for investments sold                  --     454,383           --       5,209            --           --      324,570
                                       ------------  ----------  -----------  ----------    ----------   ----------   ----------
         Total assets                   162,977,760  82,020,514  118,710,532  75,255,364    56,527,258   44,143,709   41,076,982
                                       ------------  ----------  -----------  ----------    ----------   ----------   ----------
             LIABILITIES
Payable to Minnesota Life for
   contract terminations, withdrawal
   payments and mortality and
   expense charges                               --     454,704           --       5,406            --           --      324,746
Payable for investments purchased           137,251          --      381,502          --        24,096      127,229           --
                                       ------------  ----------  -----------  ----------    ----------   ----------   ----------
         Total liabilities                  137,251     454,704      381,502       5,406        24,096      127,229      324,746
                                       ------------  ----------  -----------  ----------    ----------   ----------   ----------
         Net assets applicable to
            Contract owners            $162,840,509  81,565,810  118,329,030  75,249,958    56,503,162   44,016,480   40,752,236
                                       ============  ==========  ===========  ==========    ==========   ==========   ==========
       CONTRACT OWNERS' EQUITY
Contracts in accumulation period        161,683,637  81,139,713   73,637,408  74,016,149    56,216,168   43,782,658   40,341,880
Contracts in annuity payment period
   (note 2)                               1,156,872     426,097   44,691,622   1,233,809       286,994      233,822      410,356
                                       ------------  ----------  -----------  ----------    ----------   ----------   ----------
         Total Contract Owners'
            Equity (notes 6 and 7)     $162,840,509  81,565,810  118,329,030  75,249,958    56,503,162   44,016,480   40,752,236
                                       ============  ==========  ===========  ==========    ==========   ==========   ==========

See accompanying notes to financial statements.

                                                                       SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------------------------
                                                                                         ALLIANCE     AMERICAN
                                        AIM V.I.     AIM V.I.    AIM V.I.   AIM V.I.    BERNSTEIN      CENTURY    AMERICAN
                                          BASIC       CAPITAL      CORE    SMALL CAP  INTERNATIONAL    INCOME     CENTURY
                                        BALANCED   APPRECIATION   EQUITY     EQUITY       VALUE      AND GROWTH    ULTRA
                                       ----------  ------------  --------  ---------  -------------  ----------  ----------
                ASSETS
Investments in shares of the AIM
   Variable Insurance Funds:
   Basic Balanced Fund, 166,141
      shares at net asset value of
      $6.78 per share
      (cost $2,262,008)                $1,126,434           --         --         --            --           --          --
   Capital Appreciation Fund, 286,807
      shares at net asset value of
      $16.61 per share
      (cost $7,216,524)                        --    4,763,864         --         --            --           --          --
   Core Equity Fund, 21,262 shares at
      net asset value of $19.62 per
      share (cost $546,605)                    --           --    417,168         --            --           --          --
   Small Cap Equity Fund, 237,194
      shares at net asset value of
      $10.51 per share
      (cost $3,049,851)                        --           --         --  2,492,914            --           --          --
Investments in shares of the Alliance
   Bernstein Funds:
   Alliance Bernstein International
      Value, 29,692 shares at net
      asset value of $10.93 per share
      (cost $578,682)                          --           --         --         --       324,532           --          --
Investments in shares of the American
   Century Variable Portfolios, Inc.:
   Income and Growth, 512,072 shares
      at net asset value of $4.81 per
      share (cost $3,853,220)                  --           --         --         --            --    2,463,068          --
   Ultra Fund, 5,458,924 shares at
      net asset value of $5.99 per
      share (cost $51,730,675)                 --           --         --         --            --           --  32,698,954
                                       ----------    ---------    -------  ---------       -------    ---------  ----------
                                        1,126,434    4,763,864    417,168  2,492,914       324,532    2,463,068  32,698,954
Receivable from Minnesota Life for
   contract purchase payments                  --           --         --     26,857            --           --          --
Receivable for investments sold                52        3,740      1,407         --            14        2,496       5,930
                                       ----------    ---------    -------  ---------       -------    ---------  ----------
         Total assets                   1,126,486    4,767,604    418,575  2,519,771       324,546    2,465,564  32,704,884
                                       ----------    ---------    -------  ---------       -------    ---------  ----------
             LIABILITIES
Payable to Minnesota Life for
   contract terminations, withdrawal
   payments and mortality and
   expense charges                             58        3,763      1,408         --            17        2,510       6,141
Payable for investments purchased              --           --         --     26,875            --           --          --
                                       ----------    ---------    -------  ---------       -------    ---------  ----------
         Total liabilities                     58        3,763      1,408     26,875            17        2,510       6,141
                                       ----------    ---------    -------  ---------       -------    ---------  ----------
         Net assets applicable to
            Contract owners            $1,126,428    4,763,841    417,167  2,492,896       324,529    2,463,054  32,698,743
                                       ==========    =========    =======  =========       =======    =========  ==========
       CONTRACT OWNERS' EQUITY
Contracts in accumulation period        1,126,428    4,763,841    417,167  2,492,896       324,529    2,463,054  32,466,257
Contracts in annuity payment period
   (note 2)                                    --           --         --         --            --           --     232,486
                                       ----------    ---------    -------  ---------       -------    ---------  ----------
         Total Contract Owners'
            Equity (notes 6 and 7)     $1,126,428    4,763,841    417,167  2,492,896       324,529    2,463,054  32,698,743
                                       ==========    =========    =======  =========       =======    =========  ==========

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------------
                                                      AMERICAN
                                         AMERICAN      CENTURY    CREDIT SUISSE                                FIDELITY    FIDELITY
                                         CENTURY    VP INFLATION     GLOBAL      FIDELITY VIP   FIDELITY VIP      VIP        HIGH
                                          VALUE      PROTECTION     SMALL CAP     CONTRAFUND   EQUITY-INCOME    MID-CAP     INCOME
                                       -----------  ------------  -------------  ------------  -------------  ----------  ---------
                ASSETS
Investments in shares of the American
   Century Variable Portfolios, Inc.:
   Value Fund, 5,349,047 shares at
      net asset value of $4.68 per
      share (cost $40,505,574)          25,033,539           --            --             --            --            --         --
   VP Inflation Protection, 391,377
      shares at net asset value of
      $9.90 per share
      (cost $4,084,640)                         --    3,874,630            --             --            --            --         --
Investments in shares of the Credit
   Suisse Trust:
   Global Small Cap Portfolio,
      109,707 shares at net asset
      value of $7.36 per share
      (cost $1,375,231)                         --           --       807,441             --            --            --         --
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Contrafund Portfolio, 2,703,292
      shares at net asset value of
      $15.14 per share
      (cost $75,558,771)                        --           --            --     40,927,841            --            --         --
   Equity-Income Portfolio, 6,414,640
      shares at net asset value of
      $13.00 per share
      (cost $147,814,097)                       --           --            --             --    83,390,315            --         --
   Mid-Cap Portfolio, 1,909,207
      shares at net asset value of
      $18.12 per share
      (cost $56,790,911)                        --           --            --             --            --    34,594,824         --
   High Income Portfolio, 696,456
      shares at net asset value of
      $3.89 per share
      (cost $3,638,998)                         --           --            --             --            --            --  2,709,216
                                       -----------    ---------       -------     ----------    ----------    ----------  ---------
                                        25,033,539    3,874,630       807,441     40,927,841    83,390,315    34,594,824  2,709,216
Receivable from Minnesota Life for
   contract purchase payments                   --           --           398             --        27,818            --     44,300
Receivable for investments sold              1,585          756            --          9,943            --        18,118          -
                                       -----------    ---------       -------     ----------    ----------    ----------  ---------
         Total assets                   25,035,124    3,875,386       807,839     40,937,784    83,418,133    34,612,942  2,753,516
                                       -----------    ---------       -------     ----------    ----------    ----------  ---------
             LIABILITIES
Payable to Minnesota Life for
   contract terminations, withdrawal
   payments and mortality and
   expense charges                           1,709          789            --         10,080            --        18,226         --
Payable for investments purchased               --           --           398             --        28,228            --     44,323
                                       -----------    ---------       -------     ----------    ----------    ----------  ---------
         Total liabilities                   1,709          789           398         10,080        28,228        18,226     44,323
                                       -----------    ---------       -------     ----------    ----------    ----------  ---------
         Net assets applicable to
            Contract owners            $25,033,415    3,874,597       807,441     40,927,704    83,389,905    34,594,716  2,709,193
                                       ===========    =========       =======     ==========    ==========    ==========  =========
       CONTRACT OWNERS' EQUITY
Contracts in accumulation period        25,033,415    3,874,597       806,942     40,754,589    82,902,279    34,252,238  2,709,193
Contracts in annuity payment period
   (note 2)                                     --           --           499        173,115       487,626       342,479         --
                                       -----------    ---------       -------     ----------    ----------    ----------  ---------
         Total Contract Owners'
            Equity (notes 6 and 7)     $25,033,415    3,874,597       807,441     40,927,704    83,389,905    34,594,716  2,709,193
                                       ===========    =========       =======     ==========    ==========    ==========  =========

See accompanying notes to financial statements.

                                                                      SEGREGATED SUB-ACCOUNTS
                                       -------------------------------------------------------------------------------------
                                        FRANKLIN                             TEMPLETON
                                       LARGE CAP     FRANKLIN      FRANKLIN  DEVELOPING    TEMPLETON    FRANKLIN   IBBOTSON
                                         GROWTH    MUTUAL SHARES    SMALL      MARKETS   GLOBAL ASSET  SMALL CAP  AGGRESSIVE
                                       SECURITIES   SECURITIES     MID CAP   SECURITIES   ALLOCATION     VALUE      GROWTH
                                       ----------  -------------  ---------  ----------  ------------  ---------  ----------
                ASSETS
Investments in shares of the Franklin
   Templeton Variable Insurance
   Products Fund:
   Large Cap Growth Securities Fund,
      228,010 shares at net asset
      value of $10.50 per share (cost
      $3,425,123)                      $2,394,112           --           --          --           --          --         --
   Mutual Shares Securities Fund,
      800,242 shares at net asset
      value of $11.78 per share (cost
      $15,255,445)                             --    9,426,856           --          --           --          --         --
   Small Mid Cap Fund, 678,921 shares
      at net asset value of $11.75
      per share (cost $13,152,296)             --           --    7,977,327          --           --          --         --
   Developing Mkts Securities Fund,
      3,798,874 shares at net asset
      value of $6.04 per share (cost
      $44,687,969)                             --           --           --  22,945,201           --          --         --
   Global Asset Allocation Fund,
      783,220 shares at net asset
      value of $8.47 per share (cost
      $10,590,378)                             --           --           --          --    6,633,870          --         --
   Small Cap Value Fund, 199,047
      shares at net asset value of
      $10.55 per share (cost
      $2,728,319)                              --           --           --          --           --   2,099,944         --
Investments in shares of the Ibbotson
   Funds:
   Aggressive Growth Fund, 130,336
      shares at net asset value of
      $6.38 per share (cost $967,441)          --           --           --          --           --          --    831,545
                                       ----------    ---------    ---------  ----------    ---------   ---------    -------
                                        2,394,112    9,426,856    7,977,327  22,945,201    6,633,870   2,099,944    831,545
Receivable from Minnesota Life for
   contract purchase payments                  --           --           --          --        4,210      17,902         --
Receivable for investments sold                75        5,297        5,446         102           --          --         39
                                       ----------    ---------    ---------  ----------    ---------   ---------    -------
         Total assets                   2,394,187    9,432,153    7,982,773  22,945,303    6,638,080   2,117,846    831,584
                                       ----------    ---------    ---------  ----------    ---------   ---------    -------
             LIABILITIES
Payable to Minnesota Life for
   contract terminations, withdrawal
   payments and mortality and expense
   charges                                     89        5,344        5,463         196           --          --         51
Payable for investments purchased              --           --           --          --        4,210      17,917         --
                                       ----------    ---------    ---------  ----------    ---------   ---------    -------
         Total liabilities                     89        5,344        5,463         196        4,210      17,917         51
                                       ----------    ---------    ---------  ----------    ---------   ---------    -------
         Net assets applicable to
            Contract owners            $2,394,098    9,426,809    7,977,310  22,945,107    6,633,870   2,099,929    831,533
                                       ==========    =========    =========  ==========    =========   =========    =======
       CONTRACT OWNERS' EQUITY
Contracts in accumulation period       $2,394,098    9,426,809    7,937,929  22,696,738    6,578,472   2,099,929    831,533
Contracts in annuity payment period
   (note 2)                                    --           --       39,381     248,369       55,398          --         --
                                       ----------    ---------    ---------  ----------    ---------   ---------    -------
         Total Contract Owners'
            Equity (notes 6 and 7)     $2,394,098    9,426,809    7,977,310  22,945,107    6,633,870   2,099,929    831,533
                                       ==========    =========    =========  ==========    =========   =========    =======

See accompanying notes to financial statements.

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------------------------------------------------------
                                                                               IBBOTSON      JANUS       JANUS     JANUS ASPEN
                                         IBBOTSON     IBBOTSON     IBBOTSON     INCOME       ASPEN       ASPEN    INTERNATIONAL
                                         BALANCED   CONSERVATIVE    GROWTH    AND GROWTH   BALANCED      FORTY        GROWTH
                                       -----------  ------------  ----------  ----------  ----------  ----------  -------------
                ASSETS
Investments in shares of the Ibbotson
   Funds:
   Balanced Fund, 1,495,128 shares at
      net asset value of $7.73 per
      share (cost $13,156,273)         $11,557,338           --           --          --          --          --            --
   Conservative Fund, 177,557 shares
      at net asset value of $9.80 per
      share (cost $1,773,467)                   --    1,740,061           --          --          --          --            --
   Growth Fund, 1,608,486 shares at
      net asset value of $6.89 per
      share (cost $13,506,628)                  --           --   11,082,471          --          --          --            --
   Income and Growth Fund, 611,760
      shares at net asset value of
      $8.73 per share (cost
      $5,929,047)                               --           --           --   5,340,667          --          --            --
Investments in shares of the Janus
   Aspen Series:
   Aspen Balanced Portfolio, 395,513
      shares at net asset value of
      $23.75 per share (cost
      $11,155,234)                              --           --           --          --   9,393,436          --            --
   Aspen Forty Portfolio, 1,005,334
      shares at net asset value of
      $22.72 per share (cost
      $30,782,201)                              --           --           --          --          --  22,841,190            --
   Aspen International Growth
      Portfolio, 2,054,230 shares at
      net asset value of $26.01 per
      share (cost $87,236,483)                  --           --           --          --          --          --    53,430,520
                                       -----------    ---------   ----------   ---------   ---------  ----------    ----------
                                        11,557,338    1,740,061   11,082,471   5,340,667   9,393,436  22,841,190    53,430,520
Receivable from Minnesota Life for
   contract purchase payments               79,770           --      168,049          --          --      72,842        60,289
Receivable for investments sold                 --           70           --         261      30,647          --            --
                                       -----------    ---------   ----------   ---------   ---------  ----------    ----------
         Total assets                   11,637,108    1,740,131   11,250,520   5,340,928   9,424,083  22,914,032    53,490,809
                                       -----------    ---------   ----------   ---------   ---------  ----------    ----------
            LIABILITIES
Payable to Minnesota Life for
   contract terminations, withdrawal
   payments and mortality and expense
   charges                                      --           83           --         331      30,679          --            --
Payable for investments purchased           79,858           --      168,142          --          --      72,918        60,533
                                       -----------    ---------   ----------   ---------   ---------  ----------    ----------
         Total liabilities                  79,858           83      168,142         331      30,679      72,918        60,533
                                       -----------    ---------   ----------   ---------   ---------  ----------    ----------
         Net assets applicable to
            Contract owners            $11,557,250    1,740,048   11,082,378   5,340,597   9,393,404  22,841,114    53,430,276
                                       ===========    =========   ==========   =========   =========  ==========    ==========
       CONTRACT OWNERS' EQUITY
Contracts in accumulation period       $11,557,250    1,740,048   11,082,378   5,340,597   9,393,404  22,677,508    53,256,085
Contracts in annuity payment period
   (note 2)                                     --           --           --          --          --     163,606       174,191
                                       -----------    ---------   ----------   ---------   ---------  ----------    ----------
         Total Contract Owners'
            Equity (notes 6 and 7)     $11,557,250    1,740,048   11,082,378   5,340,597   9,393,404  22,841,114    53,430,276
                                       ===========    =========   ==========   =========   =========  ==========    ==========

See accompanying notes to financial statements.

                                                                     SEGREGATED SUB-ACCOUNTS
                                       -----------------------------------------------------------------------------------
                                                                                                   NEUBERGER
                                       JANUS ASPEN       MFS        MFS       MFS                     AMT      OPPENHEIMER
                                         MID CAP      INVESTORS   MID CAP     NEW         MFS      SOCIALLY      CAPITAL
                                          VALUE     GROWTH STOCK   GROWTH  DISCOVERY     VALUE    RESPONSIVE  APPRECIATION
                                       -----------  ------------  -------  ---------  ----------  ----------  ------------
                ASSETS
Investments in shares of the Janus
   Aspen Series:
   Aspen Mid Cap Value Portfolio,
      153,933 shares at net asset
      value of $10.64 per share (cost
      $2,021,547)                       $1,637,851           --        --         --          --         --            --
Investments in shares of the MFS
   Variable Insurance Trust:
   Investors Growth Stock Series,
      1,715,209 shares at net asset
      value of $6.95 per share (cost
      $17,580,703)                              --   11,920,701        --         --          --         --            --
   Mid Cap Growth Series, 147,612
      shares at net asset value of
      $3.20 per share (cost $959,504)           --           --   472,357         --          --         --            --
   New Discovery Series, 747,585
      shares at net asset value of
      $8.01 per share (cost
      $10,166,021)                              --           --        --  5,988,157          --         --            --
   Value Fund, 3,156,027 shares at
      net asset value of $9.67 per
      share (cost $42,058,706)                  --           --        --         --  30,518,782         --            --
Investments in shares of the
   Neuberger AMT Funds:
   Socially Responsive Fund, 15,783
      shares at net asset value of
      $9.41 per share (cost $243,327)           --           --        --         --          --    148,519            --
Investments in shares of the
   Oppenheimer Variable Account
   Funds:
   Capital Appreciation Fund, 96,455
      shares at net asset value of
      $25.42 per share (cost
      $3,732,841)                               --           --        --         --          --         --     2,451,886
                                        ----------   ----------   -------  ---------  ----------    -------     ---------
                                         1,637,851   11,920,701   472,357  5,988,157  30,518,782    148,519     2,451,886
Receivable from Minnesota Life for
   contract purchase payments               17,762       41,557        --         --     130,194         --            --
Receivable for investments sold                 --           --        19      1,559          --          7         2,393
                                        ----------   ----------   -------  ---------  ----------    -------     ---------
         Total assets                    1,655,613   11,962,258   472,376  5,989,716  30,648,976    148,526     2,454,279
                                        ----------   ----------   -------  ---------  ----------    -------     ---------
             LIABILITIES
Payable to Minnesota Life for
   contract terminations, withdrawal
   payments and mortality and expense
   charges                                      --           --        22      1,596          --          9         2,407
Payable for investments purchased           17,774       41,630        --         --     130,387         --            --
                                        ----------   ----------   -------  ---------  ----------    -------     ---------
         Total liabilities                  17,774       41,630        22      1,596     130,387          9         2,407
                                        ----------   ----------   -------  ---------  ----------    -------     ---------
         Net assets applicable to
            Contract owners             $1,637,839   11,920,628   472,354  5,988,120  30,518,589    148,517     2,451,872
                                        ==========   ==========   =======  =========  ==========    =======     =========
       CONTRACT OWNERS' EQUITY
Contracts in accumulation period        $1,637,839   11,918,737   472,354  5,919,678  30,496,649    148,517     2,451,872
Contracts in annuity payment period
   (note 2)                                     --        1,891        --     68,442      21,940         --            --
                                        ----------   ----------   -------  ---------  ----------    -------     ---------
         Total Contract Owners'
            Equity (notes 6 and 7)      $1,637,839   11,920,628   472,354  5,988,120  30,518,589    148,517     2,451,872
                                        ==========   ==========   =======  =========  ==========    =======     =========

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------------
                                                    OPPENHEIMER   OPPENHEIMER   PUTNAM VT     PUTNAM VT      PUTNAM VT    PUTNAM VT
                                       OPPENHEIMER  MAIN STREET  INTERNATIONAL  GROWTH AND  INTERNATIONAL       NEW          NEW
                                       HIGH INCOME   SMALL CAP      GROWTH        INCOME        EQUITY     OPPORTUNITIES    VALUE
                                       -----------  -----------  -------------  ----------  -------------  -------------  ---------
                ASSETS
Investments in shares of the
   Oppenheimer Variable Account
   Funds:
   High Income Fund, 7,805,061 shares
      at net asset value of $1.58 per
      share (cost $45,578,594)         $12,331,996         --             --            --            --            --           --
   Main Street Small Cap Fund,
      12,672 shares at net asset
      value of $10.54 per share
      (cost $186,960)                           --    133,568             --            --            --            --           --
Investments in shares of the Panorama
   Series Funds, Inc.:
   International Growth, 3,114,714
      shares at net asset value of
      $1.25 per share (cost
      $5,241,730)                               --         --      3,893,393            --            --            --           --
Investments in shares of the Putnam
   Variable Trust:
   Putnam Growth and Income Fund,
      127,443 shares at net asset
      value of $11.47 per share
      (cost $2,818,715)                         --         --             --     1,461,770            --            --           --
   International Equity Fund, 705,541
      shares at net asset value of
      $8.89 per share (cost
      $10,557,907)                              --         --             --            --     6,272,262            --           --
   New Opportunities Fund, 22,226
      shares at net asset value of
      $12.98 per share (cost
      $436,201)                                 --         --             --            --            --       288,491           --
   New Value Fund, 241,987 shares at
      net asset value of $6.66 per
      share (cost $3,372,531)                   --         --             --            --            --            --    1,611,634
                                       -----------    -------      ---------     ---------     ---------       -------    ---------
                                        12,331,996    133,568      3,893,393     1,461,770     6,272,262       288,491    1,611,634
Receivable from Minnesota Life for
   contract purchase payments                   --         --             --            --            --            --           --
Receivable for investments sold             20,429          5          2,166         1,697         2,668            11        1,950
                                       -----------    -------      ---------     ---------     ---------       -------    ---------
         Total assets                   12,352,425    133,573      3,895,559     1,463,467     6,274,930       288,502    1,613,584
                                       -----------    -------      ---------     ---------     ---------       -------    ---------
             LIABILITIES
Payable to Minnesota Life for
   contract terminations, withdrawal
   payments and mortality and expense
   charges                                  20,497          6          2,191         1,702         2,707            12        1,961
Payable for investments purchased               --         --             --            --            --            --           --
                                       -----------    -------      ---------     ---------     ---------       -------    ---------
         Total liabilities                  20,497          6          2,191         1,702         2,707            12        1,961
                                       -----------    -------      ---------     ---------     ---------       -------    ---------
         Net assets applicable to
            Contract owners            $12,331,928    133,567      3,893,368     1,461,765     6,272,223       288,490    1,611,623
                                       ===========    =======      =========     =========     =========       =======    =========
       CONTRACT OWNERS' EQUITY
Contracts in accumulation period       $12,278,826    133,567      3,893,368     1,461,765     6,271,693       288,490    1,611,623
Contracts in annuity payment period
   (note 2)                                 53,102         --             --            --           530            --           --
                                       -----------    -------      ---------     ---------     ---------       -------    ---------
         Total Contract Owners'
            Equity (notes 6 and 7)     $12,331,928    133,567      3,893,368     1,461,765     6,272,223       288,490    1,611,623
                                       ===========    =======      =========     =========     =========       =======    =========

See accompanying notes to financial statements.

                                                                      SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------
                                                                                       VAN KAMPEN   VAN KAMPEN
                                                              VAN KAMPEN  VAN KAMPEN  UIF EMERGING    UIF US
                                       PUTNAM VT  VAN KAMPEN   STRATEGIC  GROWTH AND    MARKETS      MID CAP    IVY FUNDS VIP
                                        VOYAGER    COMSTOCK     GROWTH      INCOME       EQUITY       VALUE        BALANCED
                                       ---------  ----------  ----------  ----------  ------------  ----------  -------------
                ASSETS
Investments in shares of the Putnam
   Variable Trust:
   Voyager Fund, 26,196 shares at net
      asset value of $19.98 per share
      (cost $737,511)                   $523,406          --         --           --           --          --            --
Investments in shares of the Van
   Kampen Funds:
   Comstock Fund, 499,431 shares at
      net asset value of $8.22 per
      share (cost $6,537,442)                 --   4,105,321         --           --           --          --            --
   Strategic Growth Fund, 7,474
      shares at net asset value of
      $16.91 per share
      (cost $202,006)                         --          --    126,390           --           --          --            --
   Growth and Income Fund, 200,522
      shares at net asset value of
      $13.71 per share
      (cost $3,904,479)                       --          --         --    2,749,161           --          --            --
   UIF Emerging Markets Equity Fund,
      137,133 shares at net asset
      value of $7.63 per share
      (cost $1,896,660)                       --          --         --           --    1,046,323          --            --
   UIF US Mid Cap Value Fund,
      1,955 shares at net asset value
      of $7.64 per share
      (cost $19,757)                          --          --         --           --           --      14,939            --
Investments in shares of the
   Ivy Funds VIP, Inc.:
   Balanced Portfolio, 13,571,286
      shares at net asset value of
      $7.70 per share
      (cost $109,691,869)                     --          --         --           --           --          --   104,444,618
                                        --------   ---------    -------    ---------    ---------      ------   -----------
                                         523,406   4,105,321    126,390    2,749,161    1,046,323      14,939   104,444,618
Receivable from Minnesota Life for
   contract purchase payments                  8          --         --           --           --          --            --
Receivable for investments sold               --         171          5          103           40          --        39,800
                                        --------   ---------    -------    ---------    ---------      ------   -----------
         Total assets                    523,414   4,105,492    126,395    2,749,264    1,046,363      14,939   104,484,418
                                        --------   ---------    -------    ---------    ---------      ------   -----------
             LIABILITIES
Payable to Minnesota Life for
   contract terminations, withdrawal
   payments and mortality and expense
   charges                                    --         201          6          116           48          --        39,906
Payable for investments purchased             10          --         --           --           --          --            --
                                        --------   ---------    -------    ---------    ---------      ------   -----------
         Total liabilities                    10         201          6          116           48          --        39,906
                                        --------   ---------    -------    ---------    ---------      ------   -----------
         Net assets applicable to
            Contract owners             $523,404   4,105,291    126,389    2,749,148    1,046,315      14,939   104,444,512
                                        ========   =========    =======    =========    =========      ======   ===========
       CONTRACT OWNERS' EQUITY
Contracts in accumulation period        $523,404   4,105,291    126,389    2,749,148    1,046,315      14,939   101,326,848
Contracts in annuity payment period
   (note 2)                                   --          --         --           --           --          --     3,117,664
                                        --------   ---------    -------    ---------    ---------      ------   -----------
         Total Contract Owners'
            Equity (notes 6 and 7)      $523,404   4,105,291    126,389    2,749,148    1,046,315      14,939   104,444,512
                                        ========   =========    =======    =========    =========      ======   ===========

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                      ----------------------------------------------------------------------------------------------
                                        IVY FUNDS  IVY FUNDS VIP IVY FUNDS VIP               IVY FUNDS VIP IVY FUNDS VIP  IVY FUNDS
                                          VIP      INTERNATIONAL   SMALL CAP   IVY FUNDS VIP   MICRO-CAP     SMALL CAP       VIP
                                         GROWTH        VALUE        GROWTH         VALUE         GROWTH        VALUE     CORE EQUITY
                                      ------------ ------------- ------------- ------------- ------------- ------------- -----------
                ASSETS
Investments in shares of the Ivy
   Funds VIP, Inc.:
   Growth Portfolio, 17,747,443
      shares at net asset value of
      $7.55 per share
      (cost $169,838,876)             $134,044,666            --           --            --           --            --            --
   International Value Portfolio,
      11,508,771 shares at net asset
      value of $12.46 per share
      (cost $221,630,191)                       --   143,414,247           --            --           --            --            --
   Small Cap Growth Portfolio,
      7,236,536 shares at net asset
      value of $6.09 per share
      (cost $72,930,305)                        --            --   44,094,385            --           --            --            --
   Value Portfolio, 14,867,931 shares
      at net asset value of $4.15 per
      share (cost $91,728,646)                  --            --           --    61,756,927           --            --            --
   Micro-Cap Growth Portfolio,
      891,067 shares at net asset
      value of $11.11 per share
      (cost $15,122,587)                        --            --           --            --    9,901,719            --            --
   Small Cap Value Portfolio,
      5,190,994 shares at net asset
      value of $10.29 per share
      (cost $77,555,428)                        --            --           --            --           --    53,398,198            --
   Core Equity Portfolio, 1,906,559
      shares at net asset value of
      $8.11 per share (cost
      $22,433,173)                              --            --           --            --           --            --    15,463,906
                                      ------------   -----------   ----------    ----------    ---------    ----------    ----------
                                       134,044,666   143,414,247   44,094,385    61,756,927    9,901,719    53,398,198    15,463,906
Receivable from Minnesota Life for
   contract purchase payments              106,330        24,614       71,793            --        4,612        71,518            --
Receivable for investments sold                 --            --           --         4,815           --            --         7,755
                                      ------------   -----------   ----------    ----------    ---------    ----------    ----------
         Total assets                  134,150,996   143,438,861   44,166,178    61,761,742    9,906,331    53,469,716    15,471,661
                                      ------------   -----------   ----------    ----------    ---------    ----------    ----------
             LIABILITIES
Payable to Minnesota Life for
   contract terminations, withdrawal
   payments and mortality and expense
   charges                                      --            --           --         4,966           --            --         7,838
Payable for investments purchased          106,740        25,113       71,936            --        4,660        71,732            --
                                      ------------   -----------   ----------    ----------    ---------    ----------    ----------
         Total liabilities                 106,740        25,113       71,936         4,966        4,660        71,732         7,838
                                      ------------   -----------   ----------    ----------    ---------    ----------    ----------
         Net assets applicable to
            Contract owners           $134,044,256   143,413,748   44,094,242    61,756,776    9,901,671    53,397,984    15,463,823
                                      ============  ============   ==========    ==========    =========    ==========    ==========
       CONTRACT OWNERS' EQUITY
Contracts in accumulation period      $132,943,027   142,356,510   43,578,371    61,276,473    9,856,300    53,037,659    15,316,988
Contracts in annuity payment period
   (note 2)                              1,101,229     1,057,238      515,871       480,303       45,371       360,325       146,835
                                      ------------   -----------   ----------    ----------    ---------    ----------    ----------
         Total Contract Owners'
            Equity (notes 6 and 7)    $134,044,256   143,413,748   44,094,242    61,756,776    9,901,671    53,397,984    15,463,823
                                      ============  ============   ==========    ==========    =========    ==========    ==========

See accompanying notes to financial statements.

                                                                       SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------
                                        IVY FUNDS                      IVY                     IVY         IVY         IVY
                                           VIP      IVY FUNDS VIP   FUNDS VIP      IVY      FUNDS VIP   FUNDS VIP   FUNDS VIP
                                          ASSET     INTERNATIONAL   SCIENCE &   FUNDS VIP   DIVIDEND      HIGH        MONEY
                                         STRATEGY      GROWTH      TECHNOLOGY     BOND       INCOME      INCOME      MARKET
                                       -----------  -------------  ----------  ----------  ----------  ----------  ----------
                ASSETS
Investments in shares of the Ivy
   Funds VIP, Inc.:
   Asset Strategy Portfolio,
      11,808,605 shares at net asset
      value of $8.27 per share (cost
      $122,333,722)                    $97,715,024            --           --          --          --          --          --
   International Growth Portfolio,
      2,703,409 shares at net asset
      value of $6.0 per share (cost
      $23,033,882)                              --    16,233,972           --          --          --          --          --
   Science & Technology Portfolio,
      1,974,199 shares at net asset
      value of $11.43 per share (cost
      $33,674,560)                              --            --   22,555,426          --          --          --          --
   Bond Portfolio, 6,131,093 shares
      at net asset value of $5.34 per
      share (cost $32,676,822)                  --            --           --  32,722,871          --          --          --
   Dividend Income Portfolio,
      2,168,881 shares at net asset
      value of $5.11 per share (cost
      $14,854,774)                              --            --           --          --  11,086,018          --          --
   High Income Portfolio, 9,914,468
      shares at net asset value of
      $2.48 per share (cost
      $33,231,522)                              --            --           --          --          --  24,628,530          --
   Money Market Portfolio, 13,122,031
      shares at net asset value of
      $1.00 per share (cost
      $13,122,031)                              --            --           --          --          --          --  13,122,031
                                       -----------    ----------   ----------  ----------  ----------  ----------  ----------
                                        97,715,024    16,233,972   22,555,426  32,722,871  11,086,018  24,628,530  13,122,031
Receivable from Minnesota Life for
   contract purchase payments              141,312        16,896        6,846          --          --          --          --
Receivable for investments sold                 --            --           --       1,451         447       2,033       1,040
                                       -----------    ----------   ----------  ----------  ----------  ----------  ----------
         Total assets                   97,856,336    16,250,868   22,562,272  32,724,322  11,086,465  24,630,563  13,123,071
                                       -----------    ----------   ----------  ----------  ----------  ----------  ----------
           LIABILITIES
Payable to Minnesota Life for
   contract terminations, withdrawal
   payments and mortality and expense
   charges                                      --            --           --       1,582         528       2,151       1,115
Payable for investments purchased          141,945        17,028        7,042          --          --          --          --
                                       -----------    ----------   ----------  ----------  ----------  ----------  ----------
         Total liabilities                 141,945        17,028        7,042       1,582         528       2,151       1,115
                                       -----------    ----------   ----------  ----------  ----------  ----------  ----------
         Net assets applicable to
            Contract owners            $97,714,391    16,233,840   22,555,230  32,722,740  11,085,937  24,628,412  13,121,956
                                       ===========    ==========   ==========  ==========  ==========  ==========  ==========
       CONTRACT OWNERS' EQUITY
Contracts in accumulation period       $97,011,228    16,168,879   22,503,474  32,722,740  11,085,937  24,628,412  13,121,956
Contracts in annuity payment period
   (note 2)                                703,163        64,961       51,756          --          --          --          --
                                       -----------    ----------   ----------  ----------  ----------  ----------  ----------
         Total Contract Owners'
            Equity (notes 6 and 7)     $97,714,391    16,233,840   22,555,230  32,722,740  11,085,937  24,628,412  13,121,956
                                       ===========    ==========   ==========  ==========  ==========  ==========  ==========

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                                                        IVY                    IVY
                                       IVY FUNDS VIP  IVY FUNDS VIP   IVY FUNDS VIP  FUNDS VIP     IVY      FUNDS VIP  IVY FUNDS VIP
                                          MORTGAGE     REAL ESTATE   GLOBAL NATURAL   MID CAP   FUNDS VIP  PATHFINDER    PATHFINDER
                                         SECURITIES    SECURITIES       RESOURCES      GROWTH     ENERGY   AGGRESSIVE   CONSERVATIVE
                                       -------------  -------------  --------------  ---------  ---------  ----------  -------------
                ASSETS
Investments in shares of the Ivy
   Funds VIP, Inc.:
   Mortgage Securities Portfolio,
      2,936,092 shares at net asset
      value of $4.39 per share (cost
      $14,721,292)                      $12,880,931            --              --           --         --          --         --
   Real Estate Securities Portfolio,
      1,937,816 shares at net asset
      value of $4.30 per share (cost
      $13,826,132)                               --     8,340,362              --           --         --          --         --
   Global Natural Resources
      Portfolio, 5,786,188 shares at
      net asset value of $3.31 per
      share (cost $42,049,230)                   --            --      19,153,440           --         --          --         --
   Mid Cap Growth Portfolio,
      1,921,040 shares at net asset
      value of $4.51 per share (cost
      $12,081,553)                               --            --              --    8,655,440         --          --         --
   Energy Portfolio, 1,175,745 shares
      at net asset value of $3.74 per
      share (cost $6,595,425)                    --            --              --           --  4,401,285          --         --
   Pathfinder Aggressive, 211,246
      shares at net asset value of
      $3.81 per share (cost $953,584)            --            --              --           --         --     804,678         --
   Pathfinder Conservative, 796,398
      shares at net asset value of
      $4.45 per share (cost
      $3,669,169)                                --            --              --           --         --          --  3,546,361
                                        -----------    ----------      ----------    ---------  ---------   ---------  ---------
                                         12,880,931     8,340,362      19,153,440    8,655,440  4,401,285     804,678  3,546,361
Receivable from Minnesota Life for
   contract purchase payments                    --         1,651              --        3,612      4,264          --         --
Receivable for investments sold                 610            --           3,874           --         --          31        125
                                        -----------    ----------      ----------    ---------  ---------   ---------  ---------
         Total assets                    12,881,541     8,342,013      19,157,314    8,659,052  4,405,549     804,709  3,546,486
                                        -----------    ----------      ----------    ---------  ---------   ---------  ---------
            LIABILITIES
Payable to Minnesota Life for
   contract terminations, withdrawal
   payments and mortality and expense
   charges                                      655            --           4,041           --         --          35        129
Payable for investments purchased                --         1,724              --        3,670      4,286          --         --
                                        -----------    ----------      ----------    ---------  ---------   ---------  ---------
         Total liabilities                      655         1,724           4,041        3,670      4,286          35        129
                                        -----------    ----------      ----------    ---------  ---------   ---------  ---------
         Net assets applicable to
            Contract owners             $12,880,886     8,340,289      19,153,273    8,655,382  4,401,263     804,674  3,546,357
                                        ===========    ==========      ==========    =========  =========   =========  =========
       CONTRACT OWNERS' EQUITY
Contracts in accumulation period        $12,880,886     8,340,289      19,153,273    8,655,382  4,401,263     804,674  3,546,357
Contracts in annuity payment period
   (note 2)                                      --            --              --           --         --          --         --
                                        -----------    ----------      ----------    ---------  ---------   ---------  ---------
         Total Contract Owners'
            Equity (notes 6 and 7)      $12,880,886     8,340,289      19,153,273    8,655,382  4,401,263     804,674  3,546,357
                                        ===========    ==========      ==========    =========  =========   =========  =========

See accompanying notes to financial statements.

                                                 SEGREGATED SUB-ACCOUNTS
                                       -------------------------------------------
                                                      IVY FUNDS VIP  IVY FUNDS VIP
                                       IVY FUNDS VIP   PATHFINDER     PATHFINDER
                                         PATHFINDER    MODERATELY     MODERATELY
                                          MODERATE     AGGRESSIVE    CONSERVATIVE
                                       -------------  ------------- --------------
              ASSETS
Investments in shares of the Ivy
   Funds VIP, Inc.:
   Pathfinder Moderate, 5,758,585
      shares at net asset value of
      $4.06 per share (cost
      $25,732,951)                      $23,397,132             --             --
   Pathfinder Moderately Aggressive,
      10,835,505 shares at net asset
      value of $4.01 per share (cost
      $49,177,639)                               --     43,493,718             --
   Pathfinder Moderately
      Conservative, 2,424,722 shares
      at net asset value of $4.31 per
      share (cost $11,028,574)                   --             --     10,450,069
                                        -----------     ----------     ----------
                                         23,397,132     43,493,718     10,450,069
Receivable from Minnesota Life for
   contract purchase payments               210,067        465,179         74,791
Receivable for investments sold                  --             --             --
                                        -----------     ----------     ----------
         Total assets                    23,607,199     43,958,897     10,524,860
                                        -----------     ----------     ----------
            LIABILITIES
Payable to Minnesota Life for
   contract terminations, withdrawal
   payments and mortality and expense
   charges                                       --             --             --
Payable for investments purchased           210,091        465,224         74,806
                                        -----------     ----------     ----------
         Total liabilities                  210,091        465,224         74,806
                                        -----------     ----------     ----------
         Net assets applicable to
            Contract owners             $23,397,108     43,493,673     10,450,054
                                        ===========     ==========     ==========
        CONTRACT OWNERS' EQUITY
Contracts in accumulation period        $23,397,108     43,493,673     10,450,054
Contracts in annuity payment period
   (note 2)                                      --             --             --
                                        -----------     ----------     ----------
         Total Contract Owners'
            Equity (notes 6 and 7)      $23,397,108     43,493,673     10,450,054
                                        ===========     ==========     ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                            STATEMENTS OF OPERATIONS
                     YEAR OR PERIOD ENDED DECEMBER 31, 2008

                                                                         SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------------
                                                                    ADVANTUS     ADVANTUS     ADVANTUS       ADVANTUS     ADVANTUS
                                         ADVANTUS      ADVANTUS      INDEX       MORTGAGE   INTERNATIONAL   INDEX 400   REAL ESTATE
                                           BOND         MONEY         500       SECURITIES      BOND         MID-CAP    SECURITIES
                                          CLASS 2       MARKET      CLASS 2      CLASS 2       CLASS 2       CLASS 2      CLASS 2
                                       ------------  -----------  -----------  -----------  -------------  -----------  -----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $         --    1,437,404           --           --            --            --           --
   Mortality, expense charges and
      administrative charges (note 3)    (2,658,791)    (963,729)  (1,912,413)  (1,312,665)     (781,407)     (768,090)    (817,708)
                                       ------------  -----------  -----------  -----------    ----------   -----------  -----------
      Investment income (loss) - net     (2,658,791)     473,675   (1,912,413)  (1,312,665)     (781,407)     (768,090)    (817,708)
                                       ------------  -----------  -----------  -----------    ----------   -----------  -----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                     --           --           --           --            --            --           --
                                       ------------  -----------  -----------  -----------    ----------   -----------  -----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales                39,595,506   41,812,963   35,199,923   31,089,813    12,828,987     7,238,099   13,605,809
      Cost of investments sold          (35,398,035) (41,812,963) (28,503,158) (26,316,349)   (9,768,715)   (5,204,154)  (8,823,228)
                                       ------------  -----------  -----------  -----------    ----------   -----------  -----------
                                          4,197,471           --    6,696,765    4,773,464     3,060,272     2,033,945    4,782,581
                                       ------------  -----------  -----------  -----------    ----------   -----------  -----------
      Net realized gains (losses)
         on investments                   4,197,471           --    6,696,765    4,773,464     3,060,272     2,033,945    4,782,581
                                       ------------  -----------  -----------  -----------    ----------   -----------  -----------
   Net change in unrealized
      appreciation or depreciation
      of investments                    (31,957,526)          --  (82,441,904) (17,615,254)     (891,661)  (25,897,284) (27,458,766)
                                       ------------  -----------  -----------  -----------    ----------   -----------  -----------
      Net gains (losses) on
         investments                    (27,760,055)          --  (75,745,139) (12,841,790)    2,168,611   (23,863,339) (22,676,185)
                                       ------------  -----------  -----------  -----------    ----------   -----------  -----------
      Net increase (decrease) in
         net assets resulting from
         operations                    $(30,418,846)     473,675  (77,657,552) (14,154,455)    1,387,204   (24,631,429) (23,493,893)
                                       ============  ===========  ===========  ===========    ==========   ===========  ===========

See accompanying notes to financial statements.

                                                                      SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------------------------
                                                                                        ALLIANCE     AMERICAN
                                        AIM V.I.    AIM V.I.    AIM V.I.   AIM V.I.    BERNSTEIN      CENTURY     AMERICAN
                                         BASIC      CAPITAL       CORE    SMALL CAP  INTERNATIONAL    INCOME      CENTURY
                                        BALANCED  APPRECIATION   EQUITY     EQUITY       VALUE      AND GROWTH     ULTRA
                                       ---------  ------------  --------  ---------  -------------  ----------  -----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $  68,888           --     10,629         --        2,168        64,277           --
   Mortality, expense charges and
      administrative charges (note 3)    (25,299)     (95,403)    (8,158)   (12,511)      (6,447)      (51,396)    (703,882)
                                       ---------   ----------   --------   --------     --------    ----------  -----------
      Investment income (loss) - net      43,589      (95,403)     2,471    (12,511)      (4,279)       12,881     (703,882)
                                       ---------   ----------   --------   --------     --------    ----------  -----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                  --           --         --      9,205       15,511       444,368    8,095,169
                                       ---------   ----------   --------   --------     --------    ----------  -----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales                380,050    1,333,813    215,278     53,137      585,649     1,036,216    9,792,371
      Cost of investments sold          (666,731)  (1,338,098)  (198,631)   (66,973)    (671,242)   (1,053,264) (10,574,012)
                                       ---------   ----------   --------   --------     --------    ----------  -----------
                                        (286,681)      (4,285)    16,647    (13,836)     (85,593)      (17,048)    (781,641)
                                       ---------   ----------   --------   --------     --------    ----------  -----------
      Net realized gains (losses)
         on investments                 (286,681)      (4,285)    16,647     (4,631)     (70,082)      427,320    7,313,528
                                       ---------   ----------   --------   --------     --------    ----------  -----------
   Net change in unrealized
      appreciation or depreciation
      of investments                    (576,054)  (3,574,872)  (233,607)  (556,450)    (223,248)   (1,964,810) (32,138,328)
                                       ---------   ----------   --------   --------     --------    ----------  -----------
      Net gains (losses) on
         investments                    (862,735)  (3,579,157)  (216,960)  (561,081)    (293,330)   (1,537,490) (24,824,800)
                                       ---------   ----------   --------   --------     --------    ----------  -----------
      Net increase (decrease) in
         net assets resulting from
         operations                    $(819,146)  (3,674,560)  (214,489)  (573,592)    (297,609)   (1,524,609) (25,528,682)
                                       =========   ==========   ========   ========     ========    ==========  ===========

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                       -------------------------------------------------------------------------------------------
                                                       AMERICAN      CREDIT
                                         AMERICAN       CENTURY      SUISSE                                               FIDELITY
                                          CENTURY    VP INFLATION    GLOBAL    FIDELITY VIP   FIDELITY VIP  FIDELITY VIP    HIGH
                                           VALUE      PROTECTION    SMALL CAP   CONTRAFUND   EQUITY-INCOME    MID-CAP      INCOME
                                       ------------  ------------  ----------  ------------  -------------  ------------  --------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $    803,270      122,776       25,945       474,773     2,793,236        131,488   297,049
   Mortality, expense charges and
      administrative charges (note 3)      (476,044)     (40,238)     (16,137)     (884,963)   (1,668,772)      (744,497)  (20,069)
                                       ------------   ----------   ----------   -----------   -----------    -----------  --------
      Investment income (loss) - net        327,226       82,538        9,808      (410,190)    1,124,464       (613,009)  276,980
                                       ------------   ----------   ----------   -----------   -----------    -----------  --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund              4,557,088           --           --     2,003,103       124,473      9,757,990        --
                                       ------------   ----------   ----------   -----------   -----------    -----------  --------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales                 7,689,349    1,438,270    1,184,888    15,758,093    13,522,715     14,234,226   115,603
      Cost of investments sold          (10,730,498)  (1,585,054)  (1,343,311)  (16,967,310)  (15,590,189)   (12,292,628) (162,234)
                                       ------------   ----------   ----------   -----------   -----------    -----------  --------
                                         (3,041,149)    (146,784)    (158,423)   (1,209,217)   (2,067,474)     1,941,598   (46,631)
                                       ------------   ----------   ----------   -----------   -----------    -----------  --------
      Net realized gains (losses)
         on investments                   1,515,939     (146,784)    (158,423)      793,886    (1,943,001)    11,699,588   (46,631)
                                       ------------   ----------   ----------   -----------   -----------    -----------  --------
   Net change in unrealized
      appreciation or depreciation
      of investments                    (12,455,756)    (211,702)    (698,462)  (35,018,573)  (63,251,811)   (37,093,722) (909,841)
                                       ------------   ----------   ----------   -----------   -----------    -----------  --------
      Net gains (losses) on
         investments                    (10,939,817)    (358,486)    (856,885)  (34,224,687)  (65,194,812)   (25,394,134) (956,472)
                                       ------------   ----------   ----------   -----------   -----------    -----------  --------
      Net increase (decrease) in
         net assets resulting from
         operations                    $(10,612,591)    (275,948)    (847,077)  (34,634,877)  (64,070,348)   (26,007,143) (679,492)
                                       ============   ==========   ==========   ===========   ===========    ===========  ========

See accompanying notes to financial statements.

                                                                       SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------------------------------------------------------
                                         FRANKLIN                               TEMPLETON
                                        LARGE CAP     FRANKLIN      FRANKLIN    DEVELOPING    TEMPLETON    FRANKLIN   IBBOTSON
                                         GROWTH     MUTUAL SHARES     SMALL      MARKETS    GLOBAL ASSET  SMALL CAP  AGGRESSIVE
                                        SECURITIES    SECURITIES     MID CAP    SECURITIES   ALLOCATION     VALUE      GROWTH
                                       -----------  -------------  ----------  -----------  ------------  ---------  ----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $    45,799       414,923           --    1,046,491      986,509       6,885         --
   Mortality, expense charges and
      administrative charges (note 3)      (50,572)     (198,547)    (167,124)    (521,160)     (95,754)    (13,899)    (8,094)
                                       -----------    ----------   ----------  -----------   ----------    --------   --------
      Investment income (loss) - net        (4,773)      216,376     (167,124)     525,331      890,755      (7,014)    (8,094)
                                       -----------    ----------   ----------  -----------   ----------    --------   --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund               235,505       590,159    1,590,820    7,844,180    1,234,131      47,683         39
                                       -----------    ----------   ----------  -----------   ----------    --------   --------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales                  928,058     3,707,596    3,653,787   13,441,904    3,510,078     180,204    253,910
      Cost of investments sold            (980,038)   (3,579,581)  (3,749,966) (11,551,190)  (6,382,391)   (215,092)  (318,287)
                                       -----------    ----------   ----------  -----------   ----------    --------   --------
                                           (51,980)      128,015      (96,179)   1,890,714   (2,872,313)    (34,888)   (64,377)
                                       -----------    ----------   ----------  -----------   ----------    --------   --------
      Net realized gains (losses)
         on investments                    183,525       718,174    1,494,641    9,734,894   (1,638,182)     12,795    (64,338)
                                       -----------    ----------   ----------  -----------   ----------    --------   --------
   Net change in unrealized
      appreciation or depreciation
      of investments                    (1,614,354)   (7,245,435)  (7,904,375) (37,274,026)  (1,957,696)   (626,431)  (135,670)
                                       -----------    ----------   ----------  -----------   ----------    --------   --------
      Net gains (losses) on
         investments                    (1,430,829)   (6,527,261)  (6,409,734) (27,539,132)  (3,595,878)   (613,636)  (200,008)
                                       -----------    ----------   ----------  -----------   ----------    --------   --------
      Net increase (decrease) in
         net assets resulting from
         operations                    $(1,435,602)   (6,310,885)  (6,576,858) (27,013,801)  (2,705,123)   (620,650)  (208,102)
                                       ===========    ==========   ==========  ===========   ==========    ========   ========

See accompanying notes to financial statements.

                                                                      SEGREGATED SUB-ACCOUNTS
                                       -----------------------------------------------------------------------------------------
                                                                               IBBOTSON      JANUS       JANUS      JANUS ASPEN
                                         IBBOTSON     IBBOTSON     IBBOTSON     INCOME       ASPEN       ASPEN     INTERNATIONAL
                                         BALANCED   CONSERVATIVE    GROWTH    AND GROWTH   BALANCED      FORTY        GROWTH
                                       -----------  ------------  ----------  ----------  ----------  -----------  -------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $    10,701           --       13,587         --      266,634        3,545       891,569
   Mortality, expense charges and
      administrative charges (note 3)     (115,594)     (17,854)     (97,802)   (58,891)    (142,925)    (457,579)   (1,081,658)
                                       -----------   ----------   ----------   --------   ----------  -----------   -----------
      Investment income (loss) - net      (104,893)     (17,854)     (84,215)   (58,891)     123,709     (454,034)     (190,089)
                                       -----------   ----------   ----------   --------   ----------  -----------   -----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                 2,366          187        1,516        225      769,013           --    12,878,221
                                       -----------   ----------   ----------   --------   ----------  -----------   -----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales                1,784,538    1,440,644      364,009    758,851    2,368,093    8,135,859    11,498,066
      Cost of investments sold          (2,182,308)  (1,538,085)    (437,131)  (810,444)  (2,154,953)  (6,587,579)   (7,491,531)
                                       -----------   ----------   ----------   --------   ----------  -----------   -----------
                                          (397,770)     (97,441)     (73,122)   (51,593)     213,140    1,548,280     4,006,535
                                       -----------   ----------   ----------   --------   ----------  -----------   -----------
      Net realized gains (losses)
         on investments                   (395,404)     (97,254)     (71,606)   (51,368)     982,153    1,548,280    16,884,756
                                       -----------   ----------   ----------   --------   ----------  -----------   -----------
   Net change in unrealized
      appreciation or depreciation
      of investments                    (1,592,556)     (34,316)  (2,402,557)  (588,519)  (3,200,493) (19,712,643)  (71,123,704)
                                       -----------   ----------   ----------   --------   ----------  -----------   -----------
      Net gains (losses) on
         investments                    (1,987,960)    (131,570)  (2,474,163)  (639,887)  (2,218,340) (18,164,363)  (54,238,948)
                                       -----------   ----------   ----------   --------   ----------  -----------   -----------
      Net increase (decrease) in
         net assets resulting from
         operations                    $(2,092,853)    (149,424)  (2,558,378)  (698,778)  (2,094,631) (18,618,397)  (54,429,037)
                                       ===========   ==========   ==========   ========   ==========  ===========   ===========

See accompanying notes to financial statements.

                                                                      SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------
                                                                                                      NEUBERGER
                                       JANUS ASPEN       MFS         MFS        MFS                      AMT      OPPENHEIMER
                                         MID CAP      INVESTORS    MID CAP      NEW         MFS       SOCIALLY      CAPITAL
                                          VALUE     GROWTH STOCK   GROWTH    DISCOVERY     VALUE     RESPONSIVE  APPRECIATION
                                       -----------  ------------  --------  ----------  -----------  ----------  ------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund       $   6,925        30,889         --          --      255,150      3,716            --
   Mortality, expense charges and
      administrative charges (note 3)     (12,137)     (169,527)   (11,321)   (133,003)    (395,882)    (2,614)      (53,157)
                                        ---------    ----------   --------  ----------  -----------    -------    ----------
      Investment income (loss) - net       (5,212)     (138,638)   (11,321)   (133,003)    (140,732)     1,102       (53,157)
                                        ---------    ----------   --------  ----------  -----------    -------    ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund               45,671       515,493    112,172   1,960,604    1,043,365     14,928            --
                                        ---------    ----------   --------  ----------  -----------    -------    ----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales                  74,148       379,038    233,654   2,024,181    1,260,247     16,877       897,727
      Cost of investments sold            (98,461)     (344,728)  (252,628) (2,421,747)  (1,285,293)   (20,605)     (802,627)
                                        ---------    ----------   --------  ----------  -----------    -------    ----------
                                          (24,313)       34,310    (18,974)   (397,566)     (25,046)    (3,728)       95,100
                                        ---------    ----------   --------  ----------  -----------    -------    ----------
      Net realized gains (losses)
         on investments                    21,358       549,803     93,198   1,563,038    1,018,319     11,200        95,100
                                        ---------    ----------   --------  ----------  -----------    -------    ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                     (383,275)   (6,145,315)  (573,906) (5,582,854) (12,671,563)   (94,781)   (2,126,206)
                                        ---------    ----------   --------  ----------  -----------    -------    ----------
      Net gains (losses) on
         investments                     (361,917)   (5,595,512)  (480,708) (4,019,816) (11,653,244)   (83,581)   (2,031,106)
                                        ---------    ----------   --------  ----------  -----------    -------    ----------
      Net increase (decrease) in
         net assets resulting from
         operations                     $(367,129)   (5,734,150)  (492,029) (4,152,819) (11,793,976)   (82,479)   (2,084,263)
                                        =========    ==========   ========  ==========  ===========    =======    ==========

See accompanying notes to financial statements.

                                                                           SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                     OPPENHEIMER  OPPENHEIMER    PUTNAM VT    PUTNAM VT     PUTNAM VT     PUTNAM VT
                                        OPPENHEIMER  MAIN STREET INTERNATIONAL  GROWTH AND  INTERNATIONAL     NEW           NEW
                                        HIGH INCOME   SMALL CAP     GROWTH        INCOME        EQUITY    OPPORTUNITIES    VALUE
                                       ------------  ----------- -------------  ----------  ------------- -------------  ----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $  2,319,104         35         44,422       43,225       211,854           --        51,917
   Mortality, expense charges and
      administrative charges (note 3)      (455,689)    (1,129)       (88,847)     (27,730)     (141,251)      (6,495)      (38,518)
                                       ------------    -------     ----------   ----------    ----------     --------    ----------
      Investment income (loss) - net      1,863,415     (1,094)       (44,425)      15,495        70,603       (6,495)       13,399
                                       ------------    -------     ----------   ----------    ----------     --------    ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                     --        735             --      371,670     1,627,679           --       632,371
                                       ------------    -------     ----------   ----------    ----------     --------    ----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales                 5,593,340      7,764      1,631,947      395,353     2,000,105      235,727       993,139
      Cost of investments sold           (7,370,354)   (11,926)    (1,128,166)    (602,107)   (2,032,728)    (225,299)   (1,597,340)
                                       ------------    -------     ----------   ----------    ----------     --------    ----------
                                         (1,777,014)    (4,162)       503,781     (206,754)      (32,623)      10,428      (604,201)
                                       ------------    -------     ----------   ----------    ----------     --------    ----------
      Net realized gains (losses)
         on investments                  (1,777,014)    (3,427)       503,781      164,916     1,595,056       10,428        28,170
                                       ------------    -------     ----------   ----------    ----------     --------    ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                    (31,344,649)   (52,902)    (3,728,425)  (1,189,955)   (6,978,687)    (214,637)   (1,529,454)
                                       ------------    -------     ----------   ----------    ----------     --------    ----------
      Net gains (losses) on
         investments                    (33,121,663)   (56,329)    (3,224,644)  (1,025,039)   (5,383,631)    (204,209)   (1,501,284)
                                       ------------    -------     ----------   ----------    ----------     --------    ----------
      Net increase (decrease) in
         net assets resulting from
         operations                    $(31,258,248)   (57,423)    (3,269,069)  (1,009,544)   (5,313,028)    (210,704)   (1,487,885)
                                       ============    =======     ==========   ==========    ==========     ========    ==========

See accompanying notes to financial statements.

                                                                      SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------
                                                                                       VAN KAMPEN   VAN KAMPEN
                                                              VAN KAMPEN  VAN KAMPEN  UIF EMERGING    UIF US
                                       PUTNAM VT  VAN KAMPEN   STRATEGIC  GROWTH AND     MARKETS      MID CAP   IVY FUNDS VIP
                                        VOYAGER    COMSTOCK     GROWTH      INCOME       EQUITY        VALUE      BALANCED
                                       ---------  ----------  ----------  ----------  ------------  ----------  -------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $      --     139,841        357       62,269          --          116        130,165
   Mortality, expense charges and
      administrative charges (note 3)     (9,914)    (87,689)    (2,804)     (48,100)    (12,751)        (167)    (1,699,967)
                                       ---------  ----------   --------   ----------    --------      -------    -----------
      Investment income (loss) - net      (9,914)     52,152     (2,447)      14,169     (12,751)         (51)    (1,569,802)
                                       ---------  ----------   --------   ----------    --------      -------    -----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                  --     343,450         --      120,987     250,536        4,868         90,844
                                       ---------  ----------   --------   ----------    --------      -------    -----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales                147,299   1,478,831     45,488      897,250     407,570       31,075     29,702,618
      Cost of investments sold          (158,343) (1,799,192)   (47,794)  (1,028,183)   (578,570)     (39,392)   (27,276,658)
                                       ---------  ----------   --------   ----------    --------      -------    -----------
                                         (11,044)   (320,361)    (2,306)    (130,933)   (171,000)      (8,317)     2,425,960
                                       ---------  ----------   --------   ----------    --------      -------    -----------
      Net realized gains (losses)
         on investments                  (11,044)     23,089     (2,306)      (9,946)     79,536       (3,449)     2,516,804
                                       ---------  ----------   --------   ----------    --------      -------    -----------
   Net change in unrealized
      appreciation or depreciation
      of investments                    (308,359) (2,608,942)  (105,686)  (1,352,328)   (834,414)      (4,670)   (33,671,974)
                                       ---------  ----------   --------   ----------    --------      -------    -----------
      Net gains (losses) on
         investments                    (319,403) (2,585,853)  (107,992)  (1,362,274)   (754,878)      (8,119)   (31,155,170)
                                       ---------  ----------   --------   ----------    --------      -------    -----------
      Net increase (decrease) in
         net assets resulting from
         operations                    $(329,317) (2,533,701)  (110,439)  (1,348,105)   (767,629)      (8,170)   (32,724,972)
                                       =========  ==========   ========   ==========    ========      =======    ===========

See accompanying notes to financial statements.

                                                                           SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------------
                                                                     IVY FUNDS                 IVY FUNDS    IVY FUNDS
                                         IVY FUNDS   IVY FUNDS VIP      VIP       IVY FUNDS       VIP           VIP      IVY FUNDS
                                            VIP      INTERNATIONAL   SMALL CAP       VIP       MICRO-CAP    SMALL CAP       VIP
                                          GROWTH         VALUE         GROWTH       VALUE        GROWTH       VALUE     CORE EQUITY
                                       ------------  -------------  -----------  -----------  -----------  -----------  -----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $         --     1,008,525            --      199,554           --      129,483       37,173
   Mortality, expense charges and
      administrative charges (note 3)    (2,383,985)   (2,697,756)     (823,382)  (1,086,230)    (216,440)    (948,093)    (298,751)
                                       ------------  ------------   -----------  -----------  -----------  -----------   ----------
      Investment income (loss) - net     (2,383,985)   (1,689,231)     (823,382)    (886,676)    (216,440)    (818,610)    (261,578)
                                       ------------  ------------   -----------  -----------  -----------  -----------   ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund              1,854,858     4,006,362       912,043      625,075           --    1,259,059      566,752
                                       ------------  ------------   -----------  -----------  -----------  -----------   ----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales                25,981,801    31,522,852    12,075,349   13,636,573    3,856,718   13,979,472    4,147,601
      Cost of investments sold          (23,367,616)  (27,204,228)  (15,722,597) (14,665,684)  (3,534,129) (15,822,984)  (4,223,273)
                                       ------------  ------------   -----------  -----------  -----------  -----------   ----------
                                          2,614,185     4,318,624    (3,647,248)  (1,029,111)     322,589   (1,843,512)     (75,672)
                                       ------------  ------------   -----------  -----------  -----------  -----------   ----------
      Net realized gains (losses)
         on investments                   4,469,043     8,324,986    (2,735,205)    (404,036)     322,589     (584,453)     491,080
                                       ------------  ------------   -----------  -----------  -----------  -----------   ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                    (82,064,843) (116,214,280)  (27,946,228) (32,334,818) (10,079,829) (19,386,946)  (8,985,299)
                                       ------------  ------------   -----------  -----------  -----------  -----------   ----------
      Net gains (losses) on
         investments                    (77,595,800) (107,889,294)  (30,681,433) (32,738,854)  (9,757,240) (19,971,399)  (8,494,219)
                                       ------------  ------------   -----------  -----------  -----------  -----------   ----------
      Net increase (decrease) in
         net assets resulting from
         operations                    $(79,979,785) (109,578,525)  (31,504,815) (33,625,530)  (9,973,680) (20,790,009)  (8,755,797)
                                       ============  ============   ===========  ===========  ===========  ===========   ==========

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                       -------------------------------------------------------------------------------------------
                                                                                                 IVY FUNDS   IVY FUNDS   IVY FUNDS
                                       IVY FUNDS VIP  IVY FUNDS VIP  IVY FUNDS VIP   IVY FUNDS      VIP         VIP         VIP
                                           ASSET      INTERNATIONAL    SCIENCE &        VIP       DIVIDEND      HIGH       MONEY
                                         STRATEGY        GROWTH       TECHNOLOGY        BOND       INCOME      INCOME     MARKET
                                       -------------  -------------  -------------  ----------  ----------  ----------  ----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund       $    529,093         58,054            --       30,030      12,112     194,503     268,060
   Mortality, expense charges and
      administrative charges (note 3)     (1,836,587)      (347,097)     (464,781)    (503,139)   (218,358)   (442,082)   (180,466)
                                        ------------    -----------   -----------   ----------  ----------  ----------  ----------
      Investment income (loss) - net      (1,307,494)      (289,043)     (464,781)    (473,109)   (206,246)   (247,579)     87,594
                                        ------------    -----------   -----------   ----------  ----------  ----------  ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund               8,696,360        484,048       839,279           --      22,277          --          --
                                        ------------    -----------   -----------   ----------  ----------  ----------  ----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales                 24,398,850      3,755,814     4,634,475    8,207,932   1,670,562   4,223,013   5,592,770
      Cost of investments sold           (21,064,707)    (3,081,856)   (4,673,420)  (8,606,775) (1,378,332) (5,044,636) (5,592,770)
                                        ------------    -----------   -----------   ----------  ----------  ----------  ----------
                                           3,334,143        673,958       (38,945)    (398,843)    292,230    (821,623)         --
                                        ------------    -----------   -----------   ----------  ----------  ----------  ----------
      Net realized gains (losses)
         on investments                   12,030,503      1,158,006       800,334     (398,843)    314,507    (821,623)         --
                                        ------------    -----------   -----------   ----------  ----------  ----------  ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                     (49,512,006)   (13,034,120)  (12,569,768)     331,322  (6,431,916) (6,401,118)         --
                                        ------------    -----------   -----------   ----------  ----------  ----------  ----------
      Net gains (losses) on
         investments                     (37,481,503)   (11,876,114)  (11,769,434)     (67,521) (6,117,409) (7,222,741)         --
                                        ------------    -----------   -----------   ----------  ----------  ----------  ----------
      Net increase (decrease) in
         net assets resulting from
         operations                     $(38,788,997)   (12,165,157)  (12,234,215)    (540,630) (6,323,655) (7,470,320)     87,594
                                        ============    ===========   ===========   ==========  ==========  ==========  ==========

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------------
                                           IVY          IVY                          IVY                     IVY
                                        FUNDS VIP    FUNDS VIP    IVY FUNDS VIP   FUNDS VIP      IVY      FUNDS VIP   IVY FUNDS VIP
                                         MORTGAGE   REAL ESTATE  GLOBAL NATURAL    MID CAP    FUNDS VIP   PATHFINDER   PATHFINDER
                                        SECURITIES  SECURITIES      RESOURCES      GROWTH      ENERGY    AGGRESSIVE*  CONSERVATIVE*
                                       -----------  -----------  --------------  ----------  ----------  -----------  -------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund      $   142,087      73,400        536,486         3,766       6,439         --            --
   Mortality, expense charges and
      administrative charges (note 3)     (213,584)   (184,520)      (584,339)     (165,586)    (91,591)    (5,015)      (12,057)
                                       -----------  ----------    -----------    ----------  ----------   --------      --------
      Investment income (loss) - net       (71,497)   (111,120)       (47,853)     (161,820)    (85,152)    (5,015)      (12,057)
                                       -----------  ----------    -----------    ----------  ----------   --------      --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                    --     212,107      2,179,933       160,247       7,024         --            --
                                       -----------  ----------    -----------    ----------  ----------   --------      --------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales                3,546,584   1,632,368      5,946,934       904,756     766,607     81,543       128,033
      Cost of investments sold          (3,890,016) (1,635,468)    (5,332,300)     (764,756)   (659,095)  (105,054)     (143,601)
                                       -----------  ----------    -----------    ----------  ----------   --------      --------
                                          (343,432)     (3,100)       614,634       140,000     107,512    (23,511)      (15,568)
                                       -----------  ----------    -----------    ----------  ----------   --------      --------
      Net realized gains (losses)
         on investments                   (343,432)    209,007      2,794,567       300,247     114,536    (23,511)      (15,568)
                                       -----------  ----------    -----------    ----------  ----------   --------      --------
   Net change in unrealized
      appreciation or depreciation
      of investments                    (1,552,760) (4,811,356)   (32,311,756)   (5,134,111) (3,669,897)  (148,906)     (122,808)
                                       -----------  ----------    -----------    ----------  ----------   --------      --------
      Net gains (losses) on
         investments                    (1,896,192) (4,602,349)   (29,517,189)   (4,833,864) (3,555,361)  (172,417)     (138,376)
                                       -----------  ----------    -----------    ----------  ----------   --------      --------
      Net increase (decrease) in
         net assets resulting from
         operations                    $(1,967,689) (4,713,469)   (29,565,042)   (4,995,684) (3,640,513)  (177,432)     (150,433)
                                       ===========  ==========    ===========    ==========  ==========   ========      ========

*    For the period from May 1, 2008 through December 31, 2008

See accompanying notes to financial statements.

                                                 SEGREGATED SUB-ACCOUNTS
                                       -------------------------------------------
                                                      IVY FUNDS VIP  IVY FUNDS VIP
                                       IVY FUNDS VIP   PATHFINDER     PATHFINDER
                                        PATHFINDER     MODERATELY     MODERATELY
                                         MODERATE*     AGGRESSIVE*   CONSERVATIVE*
                                       -------------  -------------  -------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund       $        --             --            --
   Mortality, expense charges and
      administrative charges (note 3)       (87,540)      (181,756)      (30,557)
                                        -----------     ----------      --------
      Investment income (loss) - net        (87,540)      (181,756)      (30,557)
                                        -----------     ----------      --------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund                     --             --            --
                                        -----------     ----------      --------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales                    33,613        613,380       114,437
      Cost of investments sold              (38,258)      (672,024)     (121,695)
                                        -----------     ----------      --------
                                             (4,645)       (58,644)       (7,258)
                                        -----------     ----------      --------
      Net realized gains (losses)
         on investments                      (4,645)       (58,644)       (7,258)
                                        -----------     ----------      --------
   Net change in unrealized
      appreciation or depreciation
      of investments                     (2,335,819)    (5,683,921)     (578,505)
                                        -----------     ----------      --------
      Net gains (losses) on
         investments                     (2,340,464)    (5,742,565)     (585,763)
                                        -----------     ----------      --------
      Net increase (decrease) in
         net assets resulting from
         operations                     $(2,428,004)    (5,924,321)     (616,320)
                                        ===========     ==========      ========

*    For the period from May 1, 2008 through December 31, 2008

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                     YEAR OR PERIOD ENDED DECEMBER 31, 2008

                                                                       SEGREGATED SUB-ACCOUNTS
                                   ---------------------------------------------------------------------------------------------
                                                                ADVANTUS      ADVANTUS      ADVANTUS      ADVANTUS     ADVANTUS
                                     ADVANTUS      ADVANTUS      INDEX        MORTGAGE   INTERNATIONAL   INDEX 400   REAL ESTATE
                                       BOND         MONEY          500       SECURITIES       BOND        MID-CAP     SECURITIES
                                      CLASS 2       MARKET      CLASS 2       CLASS 2      CLASS 2        CLASS 2      CLASS 2
                                   ------------  -----------  ------------  -----------  -------------  -----------  -----------
Operations:
   Investment income (loss) - net  $ (2,658,791)     473,675    (1,912,413)  (1,312,665)     (781,407)     (768,090)    (817,708)
   Net realized gains (losses) on
      investments                     4,197,471           --     6,696,765    4,773,464     3,060,272     2,033,945    4,782,581
   Net change in unrealized
      appreciation or
      depreciation of investments   (31,957,526)          --   (82,441,904) (17,615,254)     (891,661)  (25,897,284) (27,458,766)
                                   ------------  -----------  ------------  -----------   -----------   -----------  -----------
Net increase (decrease) in net
   assets resulting from
   operations                       (30,418,846)     473,675   (77,657,552) (14,154,455)    1,387,204   (24,631,429) (23,493,893)
                                   ------------  -----------  ------------  -----------   -----------   -----------  -----------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments        22,805,404   62,167,890     5,524,170    4,847,021    13,964,856    10,290,995    8,643,201
   Contract withdrawals and
      charges                       (37,792,002) (41,247,191)  (33,160,476) (29,817,083)  (12,399,219)   (6,898,523) (13,033,943)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period       (18,336)      12,551        (2,682)     (21,003)        1,304         1,742        4,784
   Annuity benefit payments            (276,764)     (73,994)     (303,246)    (224,057)      (39,865)      (49,637)    (117,222)
                                   ------------  -----------  ------------  -----------   -----------   -----------  -----------
Increase (decrease) in net assets
   from contract transactions       (15,281,698)  20,859,256   (27,942,233) (25,215,121)    1,527,076     3,344,577   (4,503,180)
                                   ------------  -----------  ------------  -----------   -----------   -----------  -----------
Increase (decrease) in net assets   (45,700,544)  21,332,931  (105,599,785) (39,369,576)    2,914,280   (21,286,852) (27,997,073)
Net assets at the beginning
   of year                          208,541,053   60,232,879   223,928,815  114,619,534    53,588,882    65,303,332   68,749,309
                                   ------------  -----------  ------------  -----------   -----------   -----------  -----------
Net assets at the end of year      $162,840,509   81,565,810   118,329,030   75,249,958    56,503,162    44,016,480   40,752,236
                                   ============  ===========  ============  ===========   ===========   ===========  ===========

See accompanying notes to financial statements.

                                                                   SEGREGATED SUB-ACCOUNTS
                                   --------------------------------------------------------------------------------------
                                                                                      ALLIANCE     AMERICAN
                                     AIM V.I.     AIM V.I.    AIM V.I.   AIM V.I.    BERNSTEIN      CENTURY     AMERICAN
                                      BASIC       CAPITAL       CORE    SMALL CAP  INTERNATIONAL    INCOME      CENTURY
                                     BALANCED   APPRECIATION   EQUITY     EQUITY       VALUE      AND GROWTH     ULTRA
                                   --------------------------------------------------------------------------------------
Operations:
   Investment income (loss) - net  $    43,589      (95,403)     2,471    (12,511)      (4,279)       12,881     (703,882)
   Net realized gains (losses) on
      investments                     (286,681)      (4,285)    16,647     (4,631)     (70,082)      427,320    7,313,528
   Net change in unrealized
      appreciation or
      depreciation of investments     (576,054)  (3,574,872)  (233,607)  (556,450)    (223,248)   (1,964,810) (32,138,328)
                                   -----------   ----------   --------  ---------     --------    ----------  -----------
Net increase (decrease) in net
   assets resulting from
   operations                         (819,146)  (3,674,560)  (214,489)  (573,592)    (297,609)   (1,524,609) (25,528,682)
                                   -----------   ----------   --------  ---------     --------    ----------  -----------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments          155,673      834,908    158,958  3,101,691      402,043       478,363    2,226,615
   Contract withdrawals and
      charges                         (360,602)  (1,280,466)  (208,381)   (52,215)    (581,438)     (997,993)  (9,197,253)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period           --           12         --         --           --             9          301
   Annuity benefit payments                 --       (3,252)        --         --           --          (219)     (65,083)
                                   -----------   ----------   --------  ---------     --------    ----------  -----------
Increase (decrease) in net assets
   from contract transactions         (204,929)    (448,798)   (49,423) 3,049,476     (179,395)     (519,840)  (7,035,420)
                                   -----------   ----------   --------  ---------     --------    ----------  -----------
Increase (decrease) in net assets   (1,024,075)  (4,123,358)  (263,912) 2,475,884     (477,004)   (2,044,449) (32,564,102)
Net assets at the beginning
   of year                           2,150,503    8,887,199    681,079     17,012      801,533     4,507,503   65,262,845
                                   -----------   ----------   --------  ---------     --------    ----------  -----------
Net assets at the end of year      $ 1,126,428    4,763,841    417,167  2,492,896      324,529     2,463,054   32,698,743
                                   ===========   ==========   ========  =========     ========    ==========  ===========

See accompanying notes to financial statements.

                                                                       SEGREGATED SUB-ACCOUNTS
                                   -----------------------------------------------------------------------------------------------
                                                   AMERICAN
                                     AMERICAN       CENTURY    CREDIT SUISSE                                              FIDELITY
                                      CENTURY    VP INFLATION      GLOBAL     FIDELITY VIP   FIDELITY VIP  FIDELITY VIP     HIGH
                                       VALUE      PROTECTION     SMALL CAP     CONTRAFUND   EQUITY-INCOME     MID-CAP      INCOME
                                   ------------  ------------  -------------  ------------  -------------  ------------  ---------
Operations:
   Investment income (loss) - net  $    327,226       82,538         9,808       (410,190)     1,124,464      (613,009)    276,980
   Net realized gains (losses) on
      investments                     1,515,939     (146,784)     (158,423)       793,886     (1,943,001)   11,699,588     (46,631)
   Net change in unrealized
      appreciation or
      depreciation of investments   (12,455,756)    (211,702)     (698,462)   (35,018,573)   (63,251,811)  (37,093,722)   (909,841)
                                   ------------   ----------    ----------    -----------    -----------   -----------   ---------
Net increase (decrease) in net
   assets resulting from
   operations                       (10,612,591)    (275,948)     (847,077)   (34,634,877)   (64,070,348)  (26,007,143)   (679,492)
                                   ------------   ----------    ----------    -----------    -----------   -----------   ---------
Contract transactions (notes 3
   and 6):
   Contract purchase payments         1,829,533    5,283,299       723,872      4,045,882     13,964,219     2,617,812   3,199,072
   Contract withdrawals and
      charges                        (7,314,285)  (1,423,343)   (1,174,353)   (15,101,181)   (12,563,054)  (13,622,589)   (111,551)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period           213           --            (2)         2,039          2,308         3,686          --
   Annuity benefit payments              (8,940)          --           (29)       (51,824)      (149,927)      (83,628)         --
                                   ------------   ----------    ----------    -----------    -----------   -----------   ---------
Increase (decrease) in net assets
   from contract transactions        (5,493,479)   3,859,956      (450,512)   (11,105,084)     1,253,546   (11,084,719)  3,087,521
                                   ------------   ----------    ----------    -----------    -----------   -----------   ---------
Increase (decrease) in net assets   (16,106,070)   3,584,008    (1,297,589)   (45,739,961)   (62,816,802)  (37,091,862)  2,408,029
Net assets at the beginning of
   year                              41,139,485      290,589     2,105,030     86,667,665    146,206,707    71,686,578     301,164
                                   ------------   ----------    ----------    -----------    -----------   -----------   ---------
Net assets at the end of year      $ 25,033,415    3,874,597       807,441     40,927,704     83,389,905    34,594,716   2,709,193
                                   ============   ==========    ==========    ===========    ===========   ===========   =========

See accompanying notes to financial statements.

                                                                      SEGREGATED SUB-ACCOUNTS
                                   --------------------------------------------------------------------------------------------
                                     FRANKLIN                                    TEMPLETON
                                    LARGE CAP      FRANKLIN                     DEVELOPING   TEMPLETON     FRANKLIN   IBBOTSON
                                      GROWTH    MUTUAL SHARES     FRANKLIN        MARKETS   GLOBAL ASSET  SMALL CAP  AGGRESSIVE
                                    SECURITIES    SECURITIES   SMALL MID CAP    SECURITIES   ALLOCATION     VALUE      GROWTH
                                   --------------------------------------------------------------------------------------------
Operations:
   Investment income (loss) - net  $    (4,773)     216,376       (167,124)        525,331      890,755      (7,014)    (8,094)
   Net realized gains (losses) on
      investments                      183,525      718,174      1,494,641       9,734,894   (1,638,182)     12,795    (64,338)
   Net change in unrealized
      appreciation or
      depreciation of investments   (1,614,354)  (7,245,435)    (7,904,375)    (37,274,026)  (1,957,696)   (626,431)  (135,670)
                                   -----------   ----------     ----------     -----------   ----------   ---------  ---------
Net increase (decrease) in net
   assets resulting from
   operations                       (1,435,602)  (6,310,885)    (6,576,858)    (27,013,801)  (2,705,123)   (620,650)  (208,102)
                                   -----------   ----------     ----------     -----------   ----------   ---------  ---------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments          381,942    1,562,143      1,571,355       8,758,197    1,480,213   2,706,716  1,129,150
   Contract withdrawals and
      charges                         (892,552)  (3,588,496)    (3,544,924)    (13,068,608)  (3,434,808)   (167,862)  (247,483)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period            1          573             --          11,122          641       1,475         --
   Annuity benefit payments               (181)      (3,616)            --         (66,728)      (6,559)    (12,263)        --
                                   -----------   ----------     ----------     -----------   ----------   ---------  ---------
Increase (decrease) in net assets
   from contract transactions         (510,790)  (2,029,396)    (1,973,569)     (4,366,017)  (1,960,513)  2,528,066    881,667
                                   -----------   ----------     ----------     -----------   ----------   ---------  ---------
Increase (decrease) in net assets   (1,946,392)  (8,340,281)    (8,550,427)    (31,379,818)  (4,665,636)  1,907,416    673,565
Net assets at the beginning
   of year                           4,340,490   17,767,090     16,527,737      54,324,925   11,299,506     192,513    157,968
                                   -----------   ----------     ----------     -----------   ----------   ---------  ---------
Net assets at the end of year      $ 2,394,098    9,426,809      7,977,310      22,945,107    6,633,870   2,099,929    831,533
                                   ===========   ==========     ==========     ===========   ==========   =========  =========

See accompanying notes to financial statements.

                                                                        SEGREGATED SUB-ACCOUNTS
                                       -----------------------------------------------------------------------------------------
                                                                                IBBOTSON
                                                                                 INCOME      JANUS       JANUS      JANUS ASPEN
                                         IBBOTSON      IBBOTSON     IBBOTSON      AND        ASPEN       ASPEN     INTERNATIONAL
                                         BALANCED    CONSERVATIVE    GROWTH      GROWTH    BALANCED      FORTY         GROWTH
                                       -----------  -------------  ----------  ---------  ----------  -----------  -------------
Operations:
   Investment income (loss) - net      $  (104,893)     (17,854)      (84,215)   (58,891)    123,709     (454,034)     (190,089)
   Net realized gains (losses) on
      investments                         (395,404)     (97,254)      (71,606)   (51,368)    982,153    1,548,280    16,884,756
   Net change in unrealized
      appreciation or
      depreciation of investments       (1,592,556)     (34,316)   (2,402,557)  (588,519) (3,200,493) (19,712,643)  (71,123,704)
                                       -----------   ----------    ----------  ---------  ----------  -----------   -----------
Net increase (decrease) in net
   assets resulting from
   operations                           (2,092,853)    (149,424)   (2,558,378)  (698,778) (2,094,631) (18,618,397)  (54,429,037)
                                       -----------   ----------    ----------  ---------  ----------  -----------   -----------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments           11,463,821    3,228,370    12,718,211  6,040,876   2,823,728    9,672,609    18,644,308
   Contract withdrawals and
      charges                           (1,722,956)  (1,428,460)     (322,869)  (723,608) (2,293,244)  (7,874,143)  (11,072,980)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period               --           --            --         --          --        1,902         2,948
   Annuity benefit payments                     --           --            --         --          --      (54,727)      (59,330)
                                       -----------   ----------    ----------  ---------  ----------  -----------   -----------
Increase (decrease) in net assets
   from contract transactions            9,740,865    1,799,910    12,395,342  5,317,268     530,484    1,745,641     7,514,946
                                       -----------   ----------    ----------  ---------  ----------  -----------   -----------
Increase (decrease) in net assets        7,648,012    1,650,486     9,836,964  4,618,490  (1,564,147) (16,872,756)  (46,914,091)
Net assets at the beginning
   of year                               3,909,238       89,562     1,245,414    722,107  10,957,551   39,713,870   100,344,367
                                       -----------   ----------    ----------  ---------  ----------  -----------   -----------
Net assets at the end of year          $11,557,250    1,740,048    11,082,378  5,340,597   9,393,404   22,841,114    53,430,276
                                       ===========   ==========    ==========  =========  ==========  ===========   ===========

See accompanying notes to financial statements.

                                                                        SEGREGATED SUB-ACCOUNTS
                                       -----------------------------------------------------------------------------------------
                                                                                                       NEUBERGER
                                       JANUS ASPEN      MFS          MFS         MFS                      AMT     OPPENHEIMER
                                         MID CAP     INVESTORS     MID CAP       NEW         MFS       SOCIALLY     CAPITAL
                                          VALUE     GROWTH STOCK    GROWTH    DISCOVERY     VALUE     RESPONSIVE  APPRECIATION
                                       -----------  ------------  ---------  ----------  -----------  ----------  --------------
Operations:
   Investment income (loss) - net      $   (5,212)     (138,638)    (11,321)   (133,003)    (140,732)     1,102      (53,157)
   Net realized gains (losses) on
      investments                          21,358       549,803      93,198   1,563,038    1,018,319     11,200       95,100
   Net change in unrealized
      appreciation or
      depreciation of investments        (383,275)   (6,145,315)   (573,906) (5,582,854) (12,671,563)   (94,781)  (2,126,206)
                                       ----------    ----------   ---------  ----------  -----------    -------   ----------
Net increase (decrease) in net
   assets resulting from
   operations                            (367,129)   (5,734,150)   (492,029) (4,152,819) (11,793,976)   (82,479)  (2,084,263)
                                       ----------    ----------   ---------  ----------  -----------    -------   ----------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments           2,064,148     8,734,064     132,932     533,021   21,879,122    233,651      778,854
   Contract withdrawals and
      charges                             (73,200)     (384,280)   (225,480) (1,904,552)  (1,248,679)   (14,624)    (864,936)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period              --           (61)         --         (72)          80         --           --
   Annuity benefit payments                    --        (5,103)         --     (24,766)     (16,120)        --           --
                                       ----------    ----------   ---------  ----------  -----------    -------   ----------
Increase (decrease) in net assets
   from contract transactions           1,990,948     8,344,620     (92,548) (1,396,369)  20,614,403    219,027      (86,082)
                                       ----------    ----------   ---------  ----------  -----------    -------   ----------
Increase (decrease) in net assets       1,623,819     2,610,470    (584,577) (5,549,188)   8,820,427    136,548   (2,170,345)
Net assets at the beginning
   of year                                 14,020     9,310,158   1,056,931  11,537,308   21,698,162     11,969    4,622,217
                                       ----------    ----------   ---------  ----------  -----------    -------   ----------
Net assets at the end of year          $1,637,839    11,920,628     472,354   5,988,120   30,518,589    148,517    2,451,872
                                       ==========    ==========   =========  ==========  ===========    =======   ==========

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------------
                                                   OPPENHEIMER   OPPENHEIMER    PUTNAM VT    PUTNAM VT      PUTNAM VT     PUTNAM VT
                                      OPPENHEIMER  MAIN STREET  INTERNATIONAL  GROWTH AND  INTERNATIONAL       NEW           NEW
                                      HIGH INCOME   SMALL CAP       GROWTH       INCOME        EQUITY     OPPORTUNITIES     VALUE
                                     ------------  -----------  -------------  ----------  -------------  -------------  ----------
Operations:
   Investment income (loss) - net    $  1,863,415     (1,094)       (44,425)       15,495       70,603        (6,495)        13,399
   Net realized gains (losses) on
      investments                      (1,777,014)    (3,427)       503,781       164,916    1,595,056        10,428         28,170
   Net change in unrealized
      appreciation or
      depreciation of investments     (31,344,649)   (52,902)    (3,728,425)   (1,189,955)  (6,978,687)     (214,637)    (1,529,454)
                                     ------------    -------     ----------    ----------   ----------      --------     ----------
Net increase (decrease) in net
   assets resulting from
   operations                         (31,258,248)   (57,423)    (3,269,069)   (1,009,544)  (5,313,028)     (210,704)    (1,487,885)
                                     ------------    -------     ----------    ----------   ----------      --------     ----------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments           8,199,594    188,320        874,838       297,443      582,275        69,051        377,611
   Contract withdrawals and
      charges                          (5,313,075)    (6,991)    (1,578,384)     (375,125)  (1,891,131)     (230,948)      (965,186)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period              50         --            (13)            3           16            --            (29)
   Annuity benefit payments               (45,755)        --           (798)         (225)      (5,691)           --           (766)
                                     ------------    -------     ----------    ----------   ----------      --------     ----------
Increase (decrease) in net assets
   from contract transactions           2,840,814    181,329       (704,357)      (77,904)  (1,314,531)     (161,897)      (588,370)
                                     ------------    -------     ----------    ----------   ----------      --------     ----------
Increase (decrease) in net assets     (28,417,434)   123,906     (3,973,426)   (1,087,448)  (6,627,559)     (372,601)    (2,076,255)
Net assets at the beginning
   of year                             40,749,362      9,661      7,866,794     2,549,213   12,899,782       661,091      3,687,878
                                     ------------    -------     ----------    ----------   ----------      --------     ----------
Net assets at the end of year        $ 12,331,928    133,567      3,893,368     1,461,765    6,272,223       288,490      1,611,623
                                     ============    =======     ==========    ==========   ==========      ========     ==========

See accompanying notes to financial statements.

                                                                      SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------------------------
                                                                                       VAN KAMPEN   VAN KAMPEN
                                                              VAN KAMPEN  VAN KAMPEN  UIF EMERGING     UIF US       IVY
                                       PUTNAM VT  VAN KAMPEN   STRATEGIC  GROWTH AND    MARKETS       MID CAP    FUNDS VIP
                                        VOYAGER    COMSTOCK     GROWTH      INCOME       EQUITY        VALUE      BALANCED
                                       ---------  ----------  ----------  ----------  ------------  ----------  -----------
Operations:
   Investment income (loss) - net      $  (9,914)     52,152     (2,447)      14,169     (12,751)        (51)    (1,569,802)
   Net realized gains (losses) on
      investments                        (11,044)     23,089     (2,306)      (9,946)     79,536      (3,449)     2,516,804
   Net change in unrealized
      appreciation or
      depreciation of investments       (308,359) (2,608,942)  (105,686)  (1,352,328)   (834,414)     (4,670)   (33,671,974)
                                       ---------  ----------   --------   ----------   ---------     -------    -----------
Net increase (decrease) in net
   assets resulting from operations     (329,317) (2,533,701)  (110,439)  (1,348,105)   (767,629)     (8,170)   (32,724,972)
                                       ---------  ----------   --------   ----------   ---------     -------    -----------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments             90,100     711,144     55,413      913,693   1,676,452      51,191      3,083,448
   Contract withdrawals and charges     (139,697) (1,418,415)   (43,160)    (865,482)   (405,167)    (30,922)   (27,654,744)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period             --         (24)        --           --          --          --         (8,542)
   Annuity benefit payments                   --      (1,675)        --           --          --          --       (475,504)
                                       ---------  ----------   --------   ----------   ---------     -------    -----------
Increase (decrease) in net assets
   from contract transactions            (49,597)   (708,970)    12,253       48,211   1,271,285      20,269    (25,055,342)
                                       ---------  ----------   --------   ----------   ---------     -------    -----------
Increase (decrease) in net assets       (378,914) (3,242,671)   (98,186)  (1,299,894)    503,656      12,099    (57,780,314)
Net assets at the beginning of year      902,318   7,347,962    224,575    4,049,042     542,659       2,840    162,224,826
                                       ---------  ----------   --------   ----------   ---------     -------    -----------
Net assets at the end of year          $ 523,404   4,105,291    126,389    2,749,148   1,046,315      14,939    104,444,512
                                       =========  ==========   ========   ==========   =========     =======    ===========

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------------
                                                                        IVY                       IVY          IVY
                                           IVY       IVY FUNDS VIP   FUNDS VIP       IVY       FUNDS VIP    FUNDS VIP       IVY
                                        FUNDS VIP    INTERNATIONAL   SMALL CAP    FUNDS VIP    MICRO-CAP    SMALL CAP    FUNDS VIP
                                          GROWTH         VALUE         GROWTH       VALUE       GROWTH        VALUE     CORE EQUITY
                                       ------------  -------------  -----------  -----------  -----------  -----------  -----------
Operations:
   Investment income (loss) - net      $ (2,383,985)   (1,689,231)     (823,382)    (886,676)    (216,440)    (818,610)   (261,578)
   Net realized gains (losses) on
      investments                         4,469,043     8,324,986    (2,735,205)    (404,036)     322,589     (584,453)    491,080
   Net change in unrealized
      appreciation or
      depreciation of investments       (82,064,843) (116,214,280)  (27,946,228) (32,334,818) (10,079,829) (19,386,946) (8,985,299)
                                       ------------  ------------   -----------  -----------  -----------  -----------  ----------
Net increase (decrease) in net
   assets resulting from operations     (79,979,785) (109,578,525)  (31,504,815) (33,625,530)  (9,973,680) (20,790,009) (8,755,797)
                                       ------------  ------------   -----------  -----------  -----------  -----------  ----------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments            17,619,473    21,998,875     4,260,113   11,528,855    1,748,493    8,715,808   3,472,305
   Contract withdrawals and charges     (24,228,055)  (29,677,815)  (11,361,380) (12,930,206)  (3,710,902) (13,320,171) (3,932,903)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period            (7,135)      (13,402)       (8,445)      10,524          836        8,100       3,736
   Annuity benefit payments                (248,372)     (245,975)     (103,082)     (97,281)     (11,378)     (72,618)    (52,373)
                                       ------------  ------------   -----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets
   from contract transactions            (6,864,089)   (7,938,317)   (7,212,794)  (1,488,108)  (1,972,951)  (4,668,881)   (509,235)
                                       ------------  ------------   -----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets       (86,843,874) (117,516,842)  (38,717,609) (35,113,638) (11,946,631) (25,458,890) (9,265,032)
Net assets at the beginning of year     220,888,130   260,930,590    82,811,851   96,870,414   21,848,302   78,856,874  24,728,855
                                       ------------  ------------   -----------  -----------  -----------  -----------  ----------
Net assets at the end of year          $134,044,256   143,413,748    44,094,242   61,756,776    9,901,671   53,397,984  15,463,823
                                       ============  ============   ===========  ===========  ===========  ===========  ==========

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                       -----------------------------------------------------------------------------------------
                                            IVY                         IVY                       IVY        IVY         IVY
                                         FUNDS VIP   IVY FUNDS VIP    FUNDS VIP      IVY       FUNDS VIP   FUNDS VIP  FUNDS VIP
                                           ASSET     INTERNATIONAL    SCIENCE &   FUNDS VIP     DIVIDEND     HIGH       MONEY
                                          STRATEGY      GROWTH       TECHNOLOGY     BOND        INCOME      INCOME      MARKET
                                       ------------  -------------  -----------  -----------  ----------  ----------------------
Operations:
   Investment income (loss) - net      $ (1,307,494)     (289,043)     (464,781)   (473,109)    (206,246)   (247,579)     87,594
   Net realized gains (losses) on
      investments                        12,030,503     1,158,006       800,334    (398,843)     314,507    (821,623)         --
   Net change in unrealized
      appreciation or
      depreciation of investments       (49,512,006   (13,034,120)  (12,569,768)    331,322   (6,431,916) (6,401,118)         --
                                       ------------   -----------   -----------  ----------   ----------  ----------  ----------
Net increase (decrease) in net
   assets resulting from operations     (38,788,997)  (12,165,157)  (12,234,215)   (540,630)  (6,323,655) (7,470,320)     87,594
                                       ------------   -----------   -----------  ----------   ----------  ----------  ----------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments            33,753,689     4,257,720     4,415,418   7,672,300    3,327,072   4,418,580   8,479,871
   Contract withdrawals and charges     (23,567,506)   (3,573,501)   (4,389,521) (7,930,710)  (1,590,014) (3,994,234) (5,496,412)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period             2,745           983           470         181          169         133          12
   Annuity benefit payments                (143,334)      (19,533)      (21,263)     (4,010)      (6,770)     (4,044)       (726)
                                       ------------   -----------   -----------  ----------   ----------  ----------  ----------
Increase (decrease) in net assets
   from contract transactions            10,045,594       665,669         5,104    (262,239)   1,730,457     420,435   2,982,745
                                       ------------   -----------   -----------  ----------   ----------  ----------  ----------
Increase (decrease) in net assets       (28,743,403)  (11,499,488)  (12,229,111)   (802,869)  (4,593,198) (7,049,885)  3,070,339
Net assets at the beginning of year     126,457,794    27,733,328    34,784,341  33,525,609   15,679,135  31,678,297  10,051,617
                                       ------------   -----------   -----------  ----------   ----------  ----------  ----------
Net assets at the end of year          $ 97,714,391    16,233,840    22,555,230  32,722,740   11,085,937  24,628,412  13,121,956
                                       ============   ===========   ===========  ==========   ==========  ==========  ==========

See accompanying notes to financial statements.

                                                                           SEGREGATED SUB-ACCOUNTS
                                       --------------------------------------------------------------------------------------------
                                        IVY FUNDS    IVY FUNDS                    IVY FUNDS               IVY FUNDS
                                           VIP          VIP       IVY FUNDS VIP      VIP      IVY FUNDS      VIP      IVY FUNDS VIP
                                         MORTGAGE   REAL ESTATE  GLOBAL NATURAL    MID CAP       VIP     PATHFINDER    PATHFINDER
                                        SECURITIES   SECURITIES    RESOURCES       GROWTH      ENERGY    AGGRESSIVE*  CONSERVATIVE*
                                       -----------  -----------  --------------  ----------  ----------  -----------  -------------
Operations:
   Investment income (loss) - net      $   (71,497)    (111,120)       (47,853)    (161,820)    (85,152)     (5,015)      (12,057)
   Net realized gains (losses) on
      investments                         (343,432)     209,007      2,794,567      300,247     114,536     (23,511)      (15,568)
   Net change in unrealized
      appreciation or
      depreciation of investments       (1,552,760)  (4,811,356)   (32,311,756)  (5,134,111) (3,669,897)   (148,906)     (122,808)
                                       -----------   ----------    -----------   ----------  ----------   ---------     ---------
Net increase (decrease) in net
   assets resulting from operations     (1,967,689)  (4,713,469)   (29,565,042)  (4,995,684) (3,640,513)   (177,432)     (150,433)
                                       -----------   ----------    -----------   ----------  ----------   ---------     ---------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments            4,154,842    2,390,081     11,463,564    1,968,457   2,703,779   1,059,072     3,816,686
   Contract withdrawals and charges     (3,430,450)  (1,541,600)    (5,750,283)    (828,353)   (729,337)    (76,966)     (119,896)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period               45          293            147          119          --          --            --
   Annuity benefit payments                   (633)      (3,115)        (3,993)      (1,249)         --          --            --
                                       -----------   ----------    -----------   ----------  ----------   ---------     ---------
Increase (decrease) in net assets
   from contract transactions              723,804      845,659      5,709,436    1,138,974   1,974,442     982,106     3,696,790
                                       -----------   ----------    -----------   ----------  ----------   ---------     ---------
Increase (decrease) in net assets       (1,243,885)  (3,867,810)   (23,855,606)  (3,856,710) (1,666,071)    804,674     3,546,357
Net assets at the beginning
   of year                              14,124,771   12,208,099     43,008,879   12,512,092   6,067,334          --            --
                                       -----------   ----------    -----------   ----------  ----------   ---------     ---------
Net assets at the end of year          $12,880,886    8,340,289     19,153,273    8,655,382   4,401,263     804,674     3,546,357
                                       ===========   ==========    ===========   ==========  ==========   =========     =========

*    For the period from May 1, 2008 through December 31, 2008

See accompanying notes to financial statements.

                                                 SEGREGATED SUB-ACCOUNTS
                                       ---------------------------------------------
                                                       IVY FUNDS VIP   IVY FUNDS VIP
                                       IVY FUNDS VIP    PATHFINDER       PATHFINDER
                                        PATHFINDER      MODERATELY       MODERATELY
                                         MODERATE*      AGGRESSIVE*    CONSERVATIVE*
                                       -------------   -------------   -------------
Operations:
   Investment income (loss) - net      $   (87,540)       (181,756)        (30,557)
   Net realized gains (losses) on
      investments                           (4,645)        (58,644)         (7,258)
   Net change in unrealized
      appreciation or
      depreciation of investments       (2,335,819)     (5,683,921)       (578,505)
                                       -----------      ----------      ----------
Net increase (decrease) in net
   assets resulting from operations     (2,428,004)     (5,924,321)       (616,320)
                                       -----------      ----------      ----------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments           25,844,671      50,017,926      11,167,089
   Contract withdrawals and charges        (19,559)       (599,932)       (100,715)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period               --              --              --
   Annuity benefit payments                     --              --              --
                                       -----------      ----------      ----------
Increase (decrease) in net assets
   from contract transactions           25,825,112      49,417,994      11,066,374
                                       -----------      ----------      ----------
Increase (decrease) in net assets       23,397,108      43,493,673      10,450,054
Net assets at the beginning of year             --              --              --
                                       -----------      ----------      ----------
Net assets at the end of year          $23,397,108      43,493,673      10,450,054
                                       ===========      ==========      ==========

*    For the period from May 1, 2008 through December 31, 2008

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                     YEAR OR PERIOD ENDED DECEMBER 31, 2007

                                                                            SEGREGATED SUB-ACCOUNTS
                                        ------------------------------------------------------------------------------------------
                                                                                              ADVANTUS
                                                                                              MATURING
                                                        ADVANTUS     ADVANTUS     ADVANTUS   GOVERNMENT     ADVANTUS      ADVANTUS
                                          ADVANTUS       MONEY        INDEX       MORTGAGE      BOND     INTERNATIONAL   INDEX 400
                                            BOND         MARKET        500       SECURITIES    2010(a)       BOND         MID-CAP
                                        ------------  -----------  -----------  -----------  ----------  -------------  ----------
Operations:
   Investment income (loss) - net       $ (2,625,807)   1,649,670   (2,709,184)  (1,584,740)    (43,594)     (586,574)    (809,665)
   Net realized gains (losses) on
      investments                          3,993,396           --   12,916,640    4,735,992     441,129     1,268,289    3,140,657
   Net change in unrealized
      appreciation or depreciation
      of investments                         389,460           --     (649,194)    (969,067)   (295,020)    2,993,119      808,519
                                        ------------  -----------  -----------  -----------  ----------    ----------   ----------
Net increase (decrease) in net assets
   resulting from operations               1,757,049    1,649,670    9,558,262    2,182,185     102,515     3,674,834    3,139,511
                                        ------------  -----------  -----------  -----------  ----------    ----------   ----------
Contract transactions
   (notes 2, 3 and 5):
   Contract purchase payments             42,824,210   47,516,824    6,500,276   12,700,669     533,261    14,981,314   14,504,163
   Contract withdrawals and charges      (18,069,646) (33,255,016) (39,043,526) (21,147,747) (4,537,211)   (4,839,758)  (7,199,334)
   Actuarial adjustments for mortality
      experience on annuities in
      payment period                          (8,308)       5,901       47,562        3,782       4,106         2,272        1,934
   Annuity benefit payments                 (287,945)     (45,621)    (492,359)    (264,419)    (23,269)      (30,896)     (67,438)
                                        ------------  -----------  -----------  -----------  ----------    ----------   ----------
Increase (decrease) in net assets from
   contract transactions                  24,458,311   14,222,088  (32,988,047)  (8,707,716) (4,023,113)   10,112,932    7,239,325
                                        ------------  -----------  -----------  -----------  ----------    ----------   ----------
Increase (decrease) in net assets         26,215,360   15,871,758  (23,429,785)  (6,525,531) (3,920,598)   13,787,766   10,378,836
Net assets at the beginning of year      182,325,693   44,361,121  247,358,600  121,145,065   3,920,598    39,801,116   54,924,496
                                        ------------  -----------  -----------  -----------  ----------    ----------   ----------
Net assets at the end of year           $208,541,053   60,232,879  223,928,815  114,619,534          --    53,588,882   65,303,332
                                        ============  ===========  ===========  ===========  ==========    ==========   ==========

(a) For the period January 1, 2007 to December 7, 2007. Pursuant to shareholder approval, the Maturing Government Bond 2010 sub-account made a liquidating distribution and ceased operations on December 7, 2007.

See accompanying notes to financial statements.

                                                                        SEGREGATED SUB-ACCOUNTS
                                        -------------------------------------------------------------------------------------
                                                                                                       ALLIANCE     AMERICAN
                                          ADVANTUS     AIM V.I.    AIM V.I.    AIM V.I.   AIM V.I.    BERNSTEIN      CENTURY
                                         REAL ESTATE    BASIC       CAPITAL      CORE    SMALL CAP  INTERNATIONAL    INCOME
                                         SECURITIES    BALANCED  APPRECIATION   EQUITY    EQUITY*       VALUE*     AND GROWTH
                                        ------------  ---------  ------------  --------  ---------  -------------  ----------
Operations:
   Investment income (loss) - net       $ (1,151,954)    29,528     (118,707)    (3,544)     (24)       (2,854)        3,359
   Net realized gains (losses)
      on investments                      13,410,027    (79,864)     363,172     82,622      301        (2,298)      165,208
   Net change in unrealized
      appreciation or depreciation
      of investments                     (26,871,897)    62,974      589,845    (31,616)    (487)      (30,902)     (262,481)
                                        ------------  ---------   ----------   --------   ------       -------     ---------
Net increase (decrease) in net assets
   resulting from operations             (14,613,824)    12,638      834,310     47,462     (210)      (36,054)      (93,914)
                                        ------------  ---------   ----------    -------   ------       -------     ---------
Contract transactions
   (notes 2, 3 and 5):
   Contract purchase payments             13,105,940    269,547    2,927,173    221,768   17,455       861,372     1,094,450
   Contract withdrawals and charges      (22,663,986)  (330,063)  (1,239,850)  (268,513)    (233)      (23,785)     (564,592)
   Actuarial adjustments for mortality
      experience on annuities in
      payment period                           6,014         --           25         --       --            --            --
   Annuity benefit payments                 (157,766)        --       (3,225)        --       --            --            --
                                        ------------  ---------   ----------   --------   ------       -------     ---------
Increase (decrease) in net assets
   from contract transactions             (9,709,798)   (60,516)   1,684,124    (46,745)  17,222       837,587       529,858
                                        ------------  ---------   ----------   --------   ------       -------     ---------
Increase (decrease) in net assets        (24,323,622)   (47,878)   2,518,434        717   17,012       801,533       435,944
Net assets at the beginning of year       93,072,931  2,198,381    6,368,765    680,362       --            --     4,071,559
                                        ------------  ---------   ----------   --------   ------       -------     ---------
Net assets at the end of year           $ 68,749,309  2,150,503    8,887,199    681,079   17,012       801,533     4,507,503
                                        ============  =========   ==========   ========   ======       =======     =========

* For the period from October 12, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------------------------------
                                                                  AMERICAN      CREDIT
                                         AMERICAN    AMERICAN      CENTURY      SUISSE     FIDELITY
                                         CENTURY      CENTURY   VP INFLATION    GLOBAL       VIP       FIDELITY VIP  FIDELITY VIP
                                          ULTRA        VALUE     PROTECTION*  SMALL CAP   CONTRAFUND  EQUITY-INCOME     MID-CAP
                                       -----------  ----------  ------------  ---------  -----------  -------------  ------------
Operations:
   Investment income (loss) - net         (926,971)    (33,996)       635       (33,583)    (516,859)      426,695      (551,659)
   Net realized gains (losses) on
      investments                        2,177,241   3,423,916         49       485,610   25,515,461    15,194,773    11,301,606
   Net change in unrealized
      appreciation or depreciation
      of investments                    10,045,179  (6,393,030)     1,692      (575,150) (12,857,112)  (16,002,023)   (1,528,300)
                                       -----------  ----------    -------     ---------  -----------   -----------   -----------
Net increase (decrease) in net assets
   resulting from operations            11,295,449  (3,003,110)     2,376      (123,123)  12,141,490      (380,555)    9,221,647
                                       -----------  ----------    -------     ---------  -----------   -----------   -----------
Contract transactions (notes 2,
   3 and 5):
   Contract purchase payments            3,128,832   9,672,092    289,184       963,477    9,691,701    18,047,337     6,459,586
   Contract withdrawals and charges     (9,042,722) (2,974,279)      (971)   (1,619,775) (12,047,753)  (11,865,842)  (10,735,487)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period              429         295         --            (1)       2,429         2,721         3,607
   Annuity benefit payments                (67,597)     (9,340)        --           (26)     (77,671)     (178,363)     (102,606)
                                       -----------  ----------    -------     ---------  -----------   -----------   -----------
Increase (decrease) in net assets
   from contract transactions           (5,981,058)  6,688,768    288,213      (656,326)  (2,431,294)    6,005,853    (4,374,900)
                                       -----------  ----------    -------     ---------  -----------   -----------   -----------
Increase (decrease) in net assets        5,314,391   3,685,658    290,589      (779,449)   9,710,196     5,625,298     4,846,747
Net assets at the beginning of year     59,948,454  37,453,827         --     2,884,479   76,957,469   140,581,409    66,839,831
                                       -----------  ----------    -------     ---------  -----------   -----------   -----------
Net assets at the end of year          $65,262,845  41,139,485    290,589     2,105,030   86,667,665   146,206,707    71,686,578
                                       ===========  ==========    =======     =========  ===========   ===========   ===========

* For the period from October 12, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes to financial statements.

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------------------------------------------------------
                                                    FRANKLIN                                TEMPLETON
                                       FIDELITY    LARGE CAP       FRANKLIN     FRANKLIN    DEVELOPING    TEMPLETON    FRANKLIN
                                         HIGH        GROWTH     MUTUAL SHARES     SMALL      MARKETS    GLOBAL ASSET  SMALL CAP
                                        INCOME*    SECURITIES     SECURITIES     MID CAP    SECURITIES   ALLOCATION     VALUE*
                                       --------  -------------  -------------  ----------  -----------  ------------  ---------
Operations:
   Investment income (loss) - net      $ 18,800        (33,385)      (7,379)     (224,500)     468,332    1,915,118       (209)
   Net realized gains (losses) on
      investments                            (7)       194,825    1,294,527     2,149,124   10,802,908    2,323,976        (12)
   Net change in unrealized
      appreciation or depreciation
      of investments                    (19,941)        50,101   (1,092,362)     (435,237)     879,692   (3,253,653)    (1,944)
                                       --------      ---------   ----------    ----------  -----------   ----------    -------
Net increase (decrease) in net assets
   resulting from operations             (1,148)       211,541      194,786     1,489,387   12,150,932      985,441     (2,165)
                                       --------      ---------   ----------    ----------  -----------   ----------    -------
Contract transactions (notes 2,
   3 and 5):
   Contract purchase payments           302,312        474,928    5,540,176     2,955,549   10,466,434    2,660,454    194,678
   Contract withdrawals and charges          --       (756,785)  (2,129,843)   (3,554,258) (14,220,783)  (3,054,088)    12,931
   Actuarial adjustments for
      mortality experience on
      annuities in payment period            --             11          701            --        9,925          255        564
   Annuity benefit payments                  --            (93)      (3,970)           --      (77,783)     (16,567)   (13,495)
                                       --------      ---------   ----------    ----------  -----------   ----------    -------
Increase (decrease) in net assets
   from contract transactions           302,312       (281,938)   3,407,063      (598,709)  (3,822,206)    (409,946)   194,678
                                       --------      ---------   ----------    ----------  -----------   ----------    -------
Increase (decrease) in net assets       301,164        (70,397)   3,601,849       890,678    8,328,726      575,495    192,513
Net assets at the beginning of year          --      4,410,887   14,165,241    15,637,059   45,996,199   10,724,011         --
                                       --------      ---------   ----------    ----------  -----------   ----------    -------
Net assets at the end of year          $301,164      4,340,490   17,767,090    16,527,737   54,324,925   11,299,506    192,513
                                       ========      =========   ==========    ==========  ===========   ==========    =======

* For the period from October 12, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes to financial statements.

                                                                      SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------------------------
                                        IBBOTSON                                          IBBOTSON      JANUS       JANUS
                                       AGGRESSIVE   IBBOTSON     IBBOTSON     IBBOTSON     INCOME       ASPEN       ASPEN
                                         GROWTH*   BALANCED*  CONSERVATIVE*   GROWTH*   AND GROWTH*   BALANCED      FORTY
                                       ----------  ---------  -------------  ---------  -----------  ----------  ----------
Operations:
   Investment income (loss) - net       $   (137)     (3,285)       (181)       (2,256)      (670)      102,345    (368,870)
   Net realized gains (losses) on
      investments                             (7)        129           1          (132)        (8)      224,481   1,674,687
   Net change in unrealized
      appreciation or depreciation
      of investments                        (226)     (6,379)        910       (21,600)       139       504,626   8,535,533
                                        --------   ---------      ------     ---------    -------    ----------  ----------
Net increase (decrease) in net assets
   resulting from operations                (370)     (9,535)        730       (23,988)      (539)      831,452   9,841,350
                                        --------   ---------      ------     ---------    -------    ----------  ----------
Contract transactions (notes 2,
   3 and 5):
   Contract purchase payments            158,338   4,084,927      88,832     1,271,142    724,605     2,439,785   9,170,461
   Contract withdrawals and                   --    (166,154)         --        (1,740)    (1,959)     (904,682) (7,481,370)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period             --          --          --            --         --            --       2,054
   Annuity benefit payments                   --          --          --            --         --            --     (48,189)
                                        --------   ---------      ------     ---------    -------    ----------  ----------
Increase (decrease) in net assets
   from contract transactions            158,338   3,918,773      88,832     1,269,402    722,646     1,535,103   1,642,957
                                        --------   ---------      ------     ---------    -------    ----------  ----------
Increase (decrease) in net assets        157,968   3,909,238      89,562     1,245,414    722,107     2,366,555  11,484,307
Net assets at the beginning of year           --          --          --            --         --     8,590,996  28,229,563
                                        --------   ---------      ------     ---------    -------    ----------  ----------
Net assets at the end of year           $157,968   3,909,238      89,562     1,245,414    722,107    10,957,551  39,713,870
                                        ========   =========      ======     =========    =======    ==========  ==========

* For the period from October 12, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes to financial statements.

                                                                        SEGREGATED SUB-ACCOUNTS
                                        ----------------------------------------------------------------------------------------
                                                                                                                     NEUBERGER
                                         JANUS ASPEN   JANUS ASPEN       MFS         MFS         MFS                    AMT
                                        INTERNATIONAL    MID CAP      INVESTORS    MID CAP       NEW         MFS      SOCIALLY
                                           GROWTH        VALUE*     GROWTH STOCK   GROWTH     DISCOVERY     VALUE    RESPONSIVE*
                                        ------------   -----------  ------------  ---------  ----------  ----------  -----------
Operations:
   Investment income (loss) - net       $   (744,087)        95       (51,360)      (16,520)   (185,804)    (98,725)       (9)
   Net realized gains (losses) on
      investments                          5,510,764         (3)       71,861       126,830   1,288,217     675,123         5
   Net change in unrealized
      appreciation or depreciation of
      investments                         14,930,466       (421)      230,471       (11,922)   (931,631)   (153,061)      (27)
                                        ------------     ------     ---------     ---------  ----------  ----------    ------
Net increase (decrease) in net assets
   resulting from operations              19,697,143       (329)      250,972        98,388     170,782     423,337       (31)
                                        ------------     ------     ---------     ---------  ----------  ----------    ------
Contract transactions (notes 2, 3
   and 5):
   Contract purchase payments             21,440,272     14,349     7,686,282       243,177     568,633  15,565,986    12,000
   Contract withdrawals and charges      (11,505,855)        --      (302,876)     (559,812) (2,033,326) (1,674,550)       --
   Actuarial adjustments for mortality
      experience on annuities in
      payment period                           2,979         --           (17)           --         239         394        --
   Annuity benefit payments                  (59,311)        --        (1,952)           --     (26,954)    (18,003)       --
                                        ------------     ------     ---------     ---------  ----------  ----------    ------
Increase (decrease) in net assets from
   contract transactions                   9,878,085     14,349     7,381,438      (316,635) (1,491,408) 13,873,827    12,000
                                        ------------     ------     ---------     ---------  ----------  ----------    ------
Increase (decrease) in net assets         29,575,228     14,020     7,632,410      (218,247) (1,320,626) 14,297,164    11,969
Net assets at the beginning of year       70,769,139         --     1,677,748     1,275,178  12,857,934   7,400,998        --
                                        ------------     ------     ---------     ---------  ----------  ----------    ------
Net assets at the end of year           $100,344,367     14,020     9,310,158     1,056,931  11,537,308  21,698,162    11,969
                                        ============     ======     =========     =========  ==========  ==========    ======

* For the period from October 12, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                     ----------------------------------------------------------------------------------------------
                                                                OPPENHEIMER                  PUTNAM
                                                                   MAIN                        VT
                                      OPPENHEIMER                 STREET      OPPENHEIMER    GROWTH      PUTNAM VT      PUTNAM VT
                                        CAPITAL    OPPENHEIMER     SMALL     INTERNATIONAL     AND     INTERNATIONAL      NEW
                                     APPRECIATION  HIGH INCOME     CAP*         GROWTH       INCOME       GROWTH      OPPORTUNITIES
                                     ------------  -----------  -----------  -------------  ---------  -------------  -------------
Operations:
   Investment income (loss) - net    $   (73,827)    1,845,324        (8)        (66,811)      (2,256)      186,953        (8,973)
   Net realized gains (losses) on
      investments                        648,594       (66,451)       (5)      1,080,990      491,021     2,576,782        33,627
   Net change in unrealized
      appreciation or depreciation
      of investments                      64,726    (2,647,265)     (490)       (127,723)    (688,805)   (1,848,775)       (4,810)
                                     -----------    ----------    ------      ----------    ---------    ----------      --------
Net increase (decrease) in net
   assets resulting from operations      639,493      (868,392)     (503)        886,456     (200,040)      914,960        19,844
                                     -----------    ----------    ------      ----------    ---------    ----------      --------
Contract transactions
   (notes 2, 3 and 5):
   Contract purchase payments          1,041,680    11,245,175    10,164       1,544,599      641,653       998,185       320,732
   Contract withdrawals and charges   (2,507,601)   (2,653,193)       --      (2,177,388)    (554,974)   (2,295,046)     (117,918)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period             --           176        --              --           15            40            --
   Annuity benefit payments                   --       (52,694)       --              --         (123)       (3,508)           --
                                     -----------    ----------    ------      ----------    ---------    ----------      --------
Increase (decrease) in net assets
   from contract transactions         (1,465,921)    8,539,464    10,164        (632,789)      86,571    (1,300,329)      202,814
                                     -----------    ----------    ------      ----------    ---------    ----------      --------
Increase (decrease) in net assets       (826,428)    7,671,072     9,661         253,667     (113,469)     (385,369)      222,658
Net assets at the beginning of year    5,448,645    33,078,290        --       7,613,127    2,662,682    13,285,151       438,433
                                     -----------    ----------    ------      ----------    ---------    ----------      --------
Net assets at the end of year        $ 4,622,217    40,749,362     9,661       7,866,794    2,549,213    12,899,782       661,091
                                     ===========    ==========    ======      ==========    =========    ==========      ========

* For the period from October 12, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes to financial statements.

                                                                    SEGREGATED SUB-ACCOUNTS
                                     -----------------------------------------------------------------------------------
                                                                                                 VAN KAMPEN   VAN KAMPEN
                                      PUTNAM VT                         VAN KAMPEN  VAN KAMPEN  UIF EMERGING    UIF US
                                         NEW     PUTNAM VT  VAN KAMPEN   STRATEGIC  GROWTH AND     MARKETS      MID CAP
                                        VALUE     VOYAGER    COMSTOCK     GROWTH      INCOME       EQUITY*      VALUE*
                                     ----------  ---------  ----------  ----------  ----------  ------------  ----------
Operations:
   Investment income (loss) - net    $  (16,205)  (12,362)      10,457     (4,876)     (3,990)        (798)        (7)
   Net realized gains (losses)
      on investments                    488,881    85,980      574,866     61,963     234,526         (431)        (5)
   Net change in unrealized
      appreciation or depreciation
      of investments                   (726,403)  (28,033)    (855,932)    (2,423)   (196,865)     (15,923)      (148)
                                     ----------  --------   ----------   --------   ---------      -------      -----
Net increase (decrease) in net
   assets resulting from operations    (253,727)   45,585     (270,609)    54,664      33,671      (17,152)      (160)
                                     ----------  --------   ----------   --------   ---------      -------      -----
Contract transactions
   (notes 2, 3 and 5):
   Contract purchase payments           861,560   353,281      996,631     94,299     733,099      568,725      3,000
   Contract withdrawals and charges    (704,163) (469,376)  (2,192,418)  (351,594)   (489,007)      (8,914)        --
   Actuarial adjustments for
      mortality experience on
      annuities in payment period            --        --           15         --          --           --         --
   Annuity benefit payments                  --        --       (1,011)        --          --           --         --
                                     ----------  --------   ----------   --------   ---------      -------      -----
Increase (decrease) in net assets
   from contract transactions           157,397  (116,095)  (1,196,783)  (257,295)    244,092      559,811      3,000
                                     ----------  --------   ----------   --------   ---------      -------      -----
Increase (decrease) in net assets       (96,330)  (70,510)  (1,467,392)  (202,631)    277,763      542,659      2,840
Net assets at the beginning of year   3,784,208   972,828    8,815,354    427,206   3,771,279           --         --
                                     ----------  --------   ----------   --------   ---------      -------      -----
Net assets at the end of year        $3,687,878   902,318    7,347,962    224,575   4,049,042      542,659      2,840
                                     ==========  ========   ==========   ========   =========      =======      =====

* For the period from October 12, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------------------------------
                                                                     WADDELL       WADDELL                   WADDELL     WADDELL
                                          WADDELL      WADDELL       & REED        & REED       WADDELL      & REED      & REED
                                          & REED       & REED     INTERNATIONAL   SMALL CAP      & REED     MICRO-CAP   SMALL CAP
                                          BALANCED     GROWTH         VALUE         GROWTH       VALUE       GROWTH       VALUE
                                       ------------  -----------  -------------  -----------  -----------  ----------  ----------
Operations:
   Investment income (loss) - net      $     78,397   (2,582,023)      726,232    (1,110,012)    (309,615)   (317,855) (1,073,251)
   Net realized gains (losses) on
      investments                         4,579,872    8,438,644    36,603,444     8,039,971    9,086,553   1,574,796   5,653,724
   Net change in unrealized
      appreciation or depreciation
      of investments                     14,475,183   37,541,207   (16,983,322)    2,559,590   (8,520,345)   (117,888) (9,072,720)
                                       ------------  -----------   -----------   -----------  -----------  ----------  ----------
Net increase (decrease) in net assets
   resulting from operations             19,133,452   43,397,828    20,346,354     9,489,549      256,593   1,139,053  (4,492,247)
                                       ------------  -----------   -----------   -----------  -----------  ----------  ----------
Contract transactions (notes 2,
   3 and 5):
   Contract purchase payments             4,439,606   26,122,097    29,277,540     5,966,135   19,877,878   2,312,250  17,000,212
   Contract withdrawals and charges     (32,683,441) (30,302,441)  (33,289,164)  (15,526,904) (13,136,148) (4,702,582) (8,485,243)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period            33,262      (20,717)      (10,975)      (15,268)      (4,443)      1,425       8,909
   Annuity benefit payments                (542,743)    (272,066)     (319,149)     (143,336)    (130,338)    (33,707)   (103,757)
                                       ------------  -----------   -----------   -----------  -----------  ----------  ----------
Increase (decrease) in net assets
   from contract transactions           (28,753,316)  (4,473,126)   (4,341,749)   (9,719,373)   6,606,949  (2,422,614)  8,420,122
                                       ------------  -----------   -----------   -----------  -----------  ----------  ----------
Increase (decrease) in net assets        (9,619,864)  38,924,702    16,004,605      (229,824)   6,863,542  (1,283,561)  3,927,875
Net assets at the beginning of year     171,844,690  181,963,428   244,925,985    83,041,675   90,006,872  23,131,863  74,928,999
                                       ------------  -----------   -----------   -----------  -----------  ----------  ----------
Net assets at the end of year          $162,224,826  220,888,130   260,930,590    82,811,851   96,870,414  21,848,302  78,856,874
                                       ============  ===========   ===========   ===========  ===========  ==========  ==========

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                       ------------------------------------------------------------------------------------------
                                                      WADDELL                      WADDELL                 WADDELL      WADDELL
                                         WADDELL       & REED    WADDELL & REED    & REED      WADDELL     & REED       & REED
                                          & REED       ASSET      INTERNATIONAL   SCIENCE &    & REED     DIVIDEND       HIGH
                                       CORE EQUITY    STRATEGY       GROWTH      TECHNOLOGY     BOND       INCOME       INCOME
                                       -----------  -----------  --------------  ----------  ----------  ----------  ----------
Operations:
   Investment income (loss) - net      $  (168,275)    (644,699)     (214,380)     (454,624)    895,074     (66,510)  2,036,675
   Net realized gains (losses) on
      investments                        2,886,705    7,976,019     1,755,846     7,191,999     (37,190)    378,527      (7,784)
   Net change in unrealized
      appreciation or depreciation
      of investments                      (193,732)  26,955,061     2,606,122    (1,142,908)    257,210   1,386,130  (1,638,650)
                                       -----------  -----------    ----------    ----------  ----------  ----------  ----------
Net increase (decrease) in net assets
   resulting from operations             2,524,698   34,286,381     4,147,588     5,594,467   1,115,094   1,698,147     390,241
                                       -----------  -----------    ----------    ----------  ----------  ----------  ----------
Contract transactions (notes 2,
   3 and 5):
   Contract purchase payments            6,413,679   34,931,174     7,687,206     9,048,525  16,834,361   5,165,256  12,156,683
   Contract withdrawals and charges     (3,456,981)  (8,940,984)   (2,907,836)   (2,357,656)   (429,604)   (853,983)   (574,421)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period            3,286       (4,725)        1,076           594         105         202         100
   Annuity benefit payments                (90,395)    (120,440)      (16,670)      (16,970)     (2,595)     (7,460)     (4,183)
                                       -----------  -----------    ----------    ----------  ----------  ----------  ----------
Increase (decrease) in net assets
   from contract transactions            2,869,589   25,865,026     4,763,776     6,674,493  16,402,266   4,304,016  11,578,178
                                       -----------  -----------    ----------    ----------  ----------  ----------  ----------
Increase (decrease) in net assets        5,394,287   60,151,407     8,911,364    12,268,960  17,517,360   6,002,163  11,968,419
Net assets at the beginning of year     19,334,568   66,306,387    18,821,964    22,515,381  16,008,249   9,676,972  19,709,878
                                       -----------  -----------    ----------    ----------  ----------  ----------  ----------
Net assets at the end of year          $24,728,855  126,457,794    27,733,328    34,784,341  33,525,609  15,679,135  31,678,297
                                       ===========  ===========    ==========    ==========  ==========  ==========  ==========

See accompanying notes to financial statements.

                                                                        SEGREGATED SUB-ACCOUNTS
                                       ----------------------------------------------------------------------------------------
                                         WADDELL                                           WADDELL
                                          & REED      WADDELL     WADDELL     WADDELL      & REED      WADDELL
                                         LIMITED      & REED      & REED       & REED      GLOBAL      & REED
                                          -TERM        MONEY     MORTGAGE   REAL ESTATE    NATURAL     MID CAP   WADDELL & REED
                                           BOND       MARKET    SECURITIES   SECURITIES   RESOURCES    GROWTH        ENERGY
                                       -----------  ----------  ----------  -----------  ----------  ----------  --------------
Operations:
   Investment income (loss) - net      $    59,512     232,189     312,429    (133,186)    (479,284)   (155,153)      (38,044)
   Net realized gains (losses) on
      investments                          (64,212)         --       7,471     863,985    3,936,636     421,655        62,036
   Net change in unrealized
      appreciation or depreciation
      of investments                        61,146          --     (96,187) (3,227,627)   7,392,209     743,288     1,602,363
                                       -----------  ----------  ----------  ----------   ----------  ----------     ---------
Net increase (decrease) in net assets
   resulting from operations                56,446     232,189     223,713  (2,496,828)  10,849,561   1,009,790     1,626,355
                                       -----------  ----------  ----------  ----------   ----------  ----------     ---------
Contract transactions (notes 2,
   3 and 5):
   Contract purchase payments              297,944   6,983,680   7,300,287   3,174,388   12,617,902   3,639,762     2,059,622
   Contract withdrawals and charges     (3,480,567) (2,608,760) (5,864,759)   (891,045)  (2,257,694)   (461,903)     (347,716)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period               15          12          27         428          244         226            --
   Annuity benefit payments                 (1,191)       (741)       (672)     (3,471)      (2,773)     (1,008)           --
                                       -----------  ----------  ----------  ----------   ----------  ----------     ---------
Increase (decrease) in net assets
   from contract transactions           (3,183,799)  4,374,190   1,434,882   2,280,300   10,357,679   3,177,077     1,711,906
                                       -----------  ----------  ----------  ----------   ----------  ----------     ---------
Increase (decrease) in net assets       (3,127,353)  4,606,379   1,658,595    (216,528)  21,207,240   4,186,867     3,338,261
Net assets at the beginning of year      3,127,353   5,445,238  12,466,176  12,424,627   21,801,639   8,325,225     2,729,073
                                       -----------  ----------  ----------  ----------   ----------  ----------     ---------
Net assets at the end of year          $        --  10,051,617  14,124,771  12,208,099   43,008,879  12,512,092     6,067,334
                                       ===========  ==========  ==========  ==========   ==========  ==========     =========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2008 AND 2007

(1) ORGANIZATION AND BASIS OF PRESENTATION

The Variable Annuity Account (the Account) was established on September 10, 1984 as a segregated asset account of Minnesota Life Insurance Company (Minnesota
Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account currently offers eleven types of contracts consisting of eighty segregated sub-accounts to which contract owners may allocate their purchase payments. The financial statements presented herein include MultiOption Flex, MultiOption Single, and MultiOption Select (each of which has the same mortality and expense charges and unit value); MultiOption Classic and MultiOption Achiever (each of which has the same mortality and expense charges, administrative charges, and unit value); MegAnnuity; MultiOption Advisor; Adjustable Income Annuity; MultiOption Legend; MultiOption Extra; and Waddell & Reed Retirement Builder. The Account's mortality and expense risk charge and administrative charge vary based on the group-sponsored insurance program under which the contract is issued. The differentiating features of the contracts are described in notes 2 and 3 below.

The assets of each segregated sub-account are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. Contract owners allocate their variable annuity purchase payments to one or more of the eighty segregated sub-accounts. Such payments are then invested in shares of the Advantus Series Fund, Inc., AIM Variable Insurance Funds, Alliance Bernstein Funds, American Century Variable Portfolios, Inc., Credit Suisse Trust, Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Fund, Ibbotson Funds, Janus Aspen Series, MFS Variable Insurance Trust, Neuberger AMT Funds, Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Putnam Variable Trust, Van Kampen Funds and Ivy Funds VIP, Inc. (collectively, the Underlying Funds). The Advantus Series Fund, Inc. was organized by Minnesota Life as the investment vehicle for its variable annuity contracts and variable life policies. Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Advantus International Bond Portfolio which is non-diversified), open-end management investment company.

Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, Inc. (Advantus) acts as the investment adviser for the Advantus Series Fund, Inc. Both Securian and Advantus are affiliate companies of Minnesota Life.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

INVESTMENTS IN UNDERLYING FUNDS

Investments in shares of the Underlying Funds are stated at fair value which is the net asset value per share as determined daily by the Underlying Funds. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the FIFO basis.

All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The underlying Advantus Series Fund, Inc. portfolios, and other non-affiliated funds, may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

FEDERAL INCOME TAXES

The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying Funds. Any applicable taxes will be the responsibility of the contract holders or beneficiaries upon termination or withdrawals are payable on investment.

INVESTMENTS

During the years ended December 31, 2008 and 2007, several portfolios merged. The portfolio names and effective date of the mergers are summarized in the following table.

CLOSED PORTFOLIO                                    RECEIVING PORTFOLIO             DATE MERGED
---------------------------------------   --------------------------------------   -------------
Waddell & Reed Limited-Term Bond          Waddell & Reed Bond Portfolio            June 4, 2007
Waddell & Reed Balanced                   Ivy Funds VIP Balanced                   July 31, 2008
Waddell & Reed Growth                     Ivy Funds VIP Growth                     July 31, 2008
Waddell & Reed International Value        Ivy Funds VIP International Value        July 31, 2008
Waddell & Reed Small Cap Growth           Ivy Funds VIP Small Cap Growth           July 31, 2008
Waddell & Reed Value                      Ivy Funds VIP Value                      July 31, 2008
Waddell & Reed Micro-Cap Growth           Ivy Funds VIP Micro-Cap Growth           July 31, 2008
Waddell & Reed Small Cap Value            Ivy Funds VIP Small Cap Value            July 31, 2008
Waddell & Reed Core Equity                Ivy Funds VIP Core Equity                July 31, 2008
Waddell & Reed Asset Strategy             Ivy Funds VIP Asset Strategy             July 31, 2008
Waddell & Reed International Growth       Ivy Funds VIP International Growth       July 31, 2008
Waddell & Reed Science & Technology       Ivy Funds VIP Science & Technology       July 31, 2008
Waddell & Reed Bond                       Ivy Funds VIP Bond                       July 31, 2008
Waddell & Reed Dividend Income            Ivy Funds VIP Dividend Income            July 31, 2008
Waddell & Reed High Income                Ivy Funds VIP High Income                July 31, 2008
Waddell & Reed Money Market               Ivy Funds VIP Money Market               July 31, 2008
Waddell & Reed Mortgage Securities        Ivy Funds VIP Mortgage Securities        July 31, 2008
Waddell & Reed Real Estate Securities     Ivy Funds VIP Real Estate Securities     July 31, 2008
Waddell & Reed Global Natural Resources   Ivy Funds VIP Global Natural Resources   July 31, 2008
Waddell & Reed Mid Cap Growth             Ivy Funds VIP Mid Cap Growth             July 31, 2008
Waddell & Reed Energy                     Ivy Funds VIP Energy                     July 31, 2008

CONTRACTS IN ANNUITY PAYMENT PERIOD

Annuity reserves are computed for currently payable contracts according to the mortality and assumed interest rate assumptions used to purchase the annuity income. If additional annuity reserves are required to support the liability, Minnesota Life reimburses the Account. If the reserves held are less than required, transfers may be made to Minnesota Life.

(3) EXPENSES AND RELATED PARTY TRANSACTIONS

MULTIOPTION FLEX/SINGLE/SELECT:

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.25 percent of the average daily net assets of the Account. Under certain conditions, the charge may be increased to 1.40 percent of the average daily net assets of the Account. This is charged through the daily unit value calculation. A contingent deferred sales charge paid may be imposed on a Multi-Option Annuity or Multi-Option Select contract owner during the first ten years or first seven years, respectively, if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2008 and 2007, contingent deferred sales charges totaled $122,393 and $364,343, respectively.

MULTIOPTION CLASSIC/ACHIEVER:

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.25 percent of the average daily net assets of the Account. Under certain conditions, the charge may be increased to 1.40 percent of the average daily net assets of the Account. This is charged through the daily unit value calculation.

The administrative charge paid to Minnesota Life is equal, on an annual basis, to 0.15 percent of the average daily net assets of the Account. Under certain conditions, the charge may be increased to not more than 0.40 percent of the average daily net assets of the Account.

A contingent deferred sales charge paid may be imposed on a Multi-Option Classic or Multi-Option Achiever contract owner during the first ten years or first seven years, respectively, if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2008 and 2007, contingent deferred sales charges totaled $426,171 and $713,174, respectively.

Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50 percent depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2008 and 2007.

Where allowed by law, we reserve the right to credit certain additional amounts, the "Wealthbuilder Credit", to certain contracts in circumstances where large purchase payments are made to those contracts. Those amounts are obtained from the Minnesota Life General Account. Minnesota Life reserves the right to modify, suspend or terminate the Wealthbuilder Credit program at any time without notice.

MULTIOPTION ADVISOR SERIES:

There are three classes of contracts offered under this series - B Class, C Class, and L Class. The mortality and expense risk fee paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.05 percent, 1.40 percent, and 1.35 percent, respectively, of the average daily net assets of the Account. This is charged through the daily unit value calculation.

The administrative fee paid to Minnesota Life is equal, on an annual basis, to
0.15 percent of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50 percent depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2008 and 2007.

A contingent deferred sales charge may be imposed on a MultiOption Advisor B Class contract owner on a seven year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. A contingent deferred sales charge may be imposed on a MultiOption Advisor L Class contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. There is no contingent deferred sales charge applied to withdrawals or surrenders from a MultiOption C Class contract. For the years ended December 31, 2008 and 2007, contingent deferred sales charges for all Advisor classes totaled $1,510,857 and $1,185,261, respectively.

In addition to the base contracts, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and each of which can be equal on an annual basis to 0.15 percent to 0.50 percent of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

MEGANNUITY:

The administrative charge paid to Minnesota Life is equal, on an annual basis, to 0.15 percent of the average daily net assets of the Account. Under certain conditions, the charge may be increased to not more than 0.35 percent of the average daily net assets of the Account. This is charged through the daily unit value calculation.

Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50 percent depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2008 and 2007.

ADJUSTABLE INCOME ANNUITY:

The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.80 percent of the average daily net assets of the Account. Under certain conditions, the charge may be increased to not more than 1.40 percent of the average daily net assets of the Account. This is charged through the daily unit value calculation.

The administrative charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.15 percent of the average net assets of the Account. Under certain conditions, the charge may be increased to not more than 0.40 percent of the average daily net assets of the Account.

Contract purchase payments for Adjustable Income Annuity are reflected net of the following charges paid Minnesota Life:

     A sales charge up to 4.50 percent, depending upon the total amount of purchase payments, is deducted from each contract purchase payment. No sales charges were deducted from contract purchase payments for the years ended December 31, 2008 and 2007.

     A risk charge in the amount of 2.00 percent is deducted from each contract purchase payment. Under certain conditions, the risk charge may be as high as 2.00 percent. No risk charges were deducted from contract purchase payments for the years ended December 31, 2008 and 2007.

     A premium tax charge of up to 3.50 percent is deducted from each contract purchase payment. No premium tax charges were deducted from contract purchase payments for the years ended December 31, 2008 and 2007.

WADDELL & REED ADVISORS RETIREMENT BUILDER:

The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.10 percent of the average daily net assets of the Account. This is charged through the daily unit value calculation.

The administrative fee paid to Minnesota Life is equal, on an annual basis, to
0.15 percent of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50 percent depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2008 and 2007.

A contingent deferred sales charge may be imposed on a Waddell & Reed Advisors Retirement Builder contract owner on an eight year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2008 and 2007, contingent deferred sales charges totaled $581,786 and $281,019, respectively.

In addition to the base contract, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and each of which can be equal on an annual basis to 0.15 percent to 0.50 percent of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

MULTIOPTION LEGEND:

The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.50 percent of the average daily net assets of the Account. This is charged through the daily unit value calculation.

The administrative fee paid to Minnesota Life is equal, on an annual basis, to
0.15 percent of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50 percent depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2008 and 2007.

A contingent deferred sales charge may be imposed on a MultiOption Legend contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. No contingent deferred sales charge was collected for the years ended December 31, 2008 and 2007, respectively.

In addition to the base contract, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and each of which can be equal on an annual basis to 0.15 percent to 0.50 percent of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

MULTIOPTION EXTRA:

The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.70 percent of the average daily net assets of the Account. This is charged through the daily unit value calculation.

The administrative fee paid to Minnesota Life is equal, on an annual basis, to
0.15 percent of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50 percent depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2008 and 2007.

A contingent deferred sales charge may be imposed on a MultiOption Extra contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. No contingent deferred sales charge was collected for the years ended December 31, 2008 and 2007, respectively.

In addition to the base contract, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and each of which can be equal on an annual basis to 0.15 percent to 0.50 percent of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

OTHER

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.70% of average daily net assets. In addition, the Advantus Series Fund, Inc., has adopted a Rule 12b-1 distribution plan covering all of its portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. Advantus Series Fund, Inc. also pays an administrative service fee to Minnesota Life and for each portfolio pays an annual fee ranging from 0.02% to 1.19% of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

(4) FAIR VALUE MEASUREMENTS

The Account adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS (FAS 157), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Account would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below.

Level 1 - quoted prices in active markets for identical investments.

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - significant unobservable inputs (including the Account's own assumptions in determining the fair value of investments).

The valuation techniques used by the Account to measure fair value during the year ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended December 31, 2008, all investments in the Account were valued using Level 1 inputs. There were no Level 2 or Level 3 inputs used to value the investments during the period.

(5) INVESTMENT TRANSACTIONS

The Account's purchases of Underlying Funds shares, including reinvestment of dividend distributions, were as follows during the period ended December 31, 2008:

Advantus Bond Class 2                      $21,653,372
Advantus Money Market                       63,145,582
Advantus Index 500 Class 2                   5,344,804
Advantus Mortgage Securities Class 2         4,561,487
Advantus International Bond Class 2         13,574,458
Advantus Index 400 Mid-Cap Class 2           9,813,948
Advantus Real Estate Securities Class 2      8,284,292
AIM V.I. Capital Appreciation                  789,504
AIM V.I. Basic Balanced                        218,681
AIM V.I. Core Equity                           168,321
AIM V.I. Small Cap Equity                    3,099,325
Alliance Bernstein International Value         417,427
American Century Income and Growth             973,564
American Century Ultra                      10,147,187
American Century Value                       7,079,670
American Century VP Inflation Protection     5,380,793
Credit Suisse Global Small Cap                 744,184
Fidelity VIP Contrafund                      6,245,240
Fidelity VIP Equity-Income                  16,023,611
Fidelity VIP Mid-Cap                        12,293,969
Fidelity High Income                         3,480,119
Franklin Large Cap Growth Securities           647,935
Franklin Mutual Shares Securities            2,484,516
Franklin Small Mid Cap                       3,103,817
Templeton Developing Markets Securities     17,444,897
Templeton Global Asset Allocation            3,674,451
Franklin Small Cap Value                     2,748,949
Ibbotson Aggressive Growth                   1,127,530
Ibbotson Balanced                           11,422,847
Ibbotson Conservative                        3,222,900
Ibbotson Growth                             12,676,711
Ibbotson Income and Growth                   6,017,504
Janus Aspen Balanced                         3,791,242
Janus Aspen Forty                            9,427,242
Janus Aspen International Growth            31,700,268
Janus Aspen Mid Cap Value                    2,105,567
MFS Investors Growth Stock                   9,100,434
MFS Mid Cap Growth                             241,945

MFS New Discovery                                   2,455,233
MFS Value                                          22,777,125
Neuberger AMT Socially Responsive                     251,936
Oppenheimer Capital Appreciation                      758,433
Oppenheimer High Income                            10,296,982
Oppenheimer Main Street Small Cap                     188,735
Oppenheimer International Growth                      883,036
Putnam VT Growth and Income                           704,595
Putnam VT International Equity                      2,383,670
Putnam VT New Opportunities                            67,325
Putnam VT New Value                                 1,050,477
Putnam VT Voyager                                      87,779
Van Kampen Comstock                                 1,165,322
Van Kampen Strategic Growth                            55,289
Van Kampen Growth and Income                        1,080,566
Van Kampen UIF Emerging Markets Equity              1,916,632
Van Kampen UIF US Mid Cap Value                        56,161
Ivy Funds VIP Balanced                              3,167,960
Ivy Funds VIP Growth                               18,587,089
Ivy Funds VIP International Value                  25,899,695
Ivy Funds VIP Small Cap Growth                      4,950,607
Ivy Funds VIP Value                                11,886,298
Ivy Funds VIP Micro-Cap Growth                      1,667,079
Ivy Funds VIP Small Cap Value                       9,750,307
Ivy Funds VIP Core Equity                           3,943,232
Ivy Funds VIP Asset Strategy                       41,831,657
Ivy Funds VIP International Growth                  4,615,944
Ivy Funds VIP Science & Technology                  5,013,340
Ivy Funds VIP Bond                                  7,472,377
Ivy Funds VIP Dividend Income                       3,216,772
Ivy Funds VIP High Income                           4,395,478
Ivy Funds VIP Money Market                          8,663,188
Ivy Funds VIP Mortgage Securities                   4,198,776
Ivy Funds VIP Real Estate Securities                2,578,740
Ivy Funds VIP Global Natural Resources             13,787,469
Ivy Funds VIP Mid Cap Growth                        2,041,960
Ivy Funds VIP Energy                                2,662,856
Ivy Funds VIP Pathfinder Aggressive                 1,058,638
Ivy Funds VIP Pathfinder Conservative               3,812,770
Ivy Funds VIP Pathfinder Moderate                  25,771,209
Ivy Funds VIP Pathfinder Moderately Aggressive     49,849,663
Ivy Funds VIP Pathfinder Moderately Conservative   11,150,269

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS

     Transactions in units for each segregated sub-account for the years ended December 31, 2008 and 2007 were as follows:

                                                                 SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------
                                                                        ADVANTUS      ADVANTUS       ADVANTUS
                                            ADVANTUS      ADVANTUS       INDEX        MORTGAGE    INTERNATIONAL
                                              BOND         MONEY          500        SECURITIES        BOND
                                            CLASS 2        MARKET       CLASS 2       CLASS 2        CLASS 2
                                          -----------   -----------   -----------   -----------   -------------
Units outstanding at
   December 31, 2006                      118,178,885    34,943,613    96,852,057    68,109,148    30,866,067
      Contract purchase
         payments                          34,967,820    36,590,358     2,873,222    10,173,979    14,079,522
      Contract terminations, withdrawal
         payments and charges              (7,920,184)  (24,649,001)  (15,205,328)  (10,040,585)   (3,514,236)
                                          -----------   -----------   -----------   -----------    ----------
Units outstanding at
   December 31, 2007                      145,226,521    46,884,970    84,519,951    68,242,542    41,431,353
      Contract purchase
         payments                          19,181,356    48,066,674     2,543,254     3,896,133    11,665,247
      Contract terminations, withdrawal
         payments and charges             (27,241,995)  (32,490,869)  (14,548,377)  (18,568,471)   (9,803,396)
                                          -----------   -----------   -----------   -----------    ----------
Units outstanding at
   December 31, 2008                      137,165,882    62,460,775    72,514,828    53,570,204    43,293,204
                                          ===========   ===========   ===========   ===========    ==========

                                                               SEGREGATED SUB-ACCOUNTS
                                          ----------------------------------------------------------------
                                            ADVANTUS     ADVANTUS
                                           INDEX 400   REAL ESTATE     AIM V.I.      AIM V.I.     AIM V.I.
                                            MID-CAP     SECURITIES      BASIC         CAPITAL       CORE
                                            CLASS 2      CLASS 2       BALANCED    APPRECIATION    EQUITY
                                          ----------   -----------   -----------   ------------   --------
Units outstanding at
   December 31, 2006                      28,618,949    31,079,363    1,682,930      4,316,788     526,920
      Contract purchase
         payments                          7,266,242     4,775,834      200,430      1,870,335     165,905
      Contract terminations, withdrawal
         payments and charges             (3,327,223)   (7,641,783)    (247,934)      (785,826)   (201,451)
                                          ----------    ----------    ---------     ----------    --------
Units outstanding at
   December 31, 2007                      32,557,968    28,213,414    1,635,426      5,401,297     491,374
      Contract purchase
         payments                          6,643,678     4,581,871      128,441        679,954     123,190
      Contract terminations, withdrawal
         payments and charges             (3,785,808)   (5,813,924)    (354,878)      (985,664)   (189,482)
                                          ----------    ----------    ---------     ----------    --------
Units outstanding at
   December 31, 2008                      35,415,838    26,981,361    1,408,989      5,095,587     425,082
                                          ==========    ==========    =========     ==========    ========

                                                               SEGREGATED SUB-ACCOUNTS
                                          ----------------------------------------------------------------
                                                         ALLIANCE      AMERICAN
                                           AIM V.I.     BERNSTEIN       CENTURY     AMERICAN     AMERICAN
                                          SMALL CAP   INTERNATIONAL     INCOME       CENTURY      CENTURY
                                            EQUITY        VALUE       AND GROWTH      ULTRA        VALUE
                                          ---------   -------------   ----------   ----------   ----------
Units outstanding at
   December 31, 2006                             --           --       2,637,804   49,027,147   22,442,949
      Contract purchase
         payments                            18,695      897,830         673,242    2,484,055    5,665,482
      Contract terminations, withdrawal
         payments and charges                  (250)     (28,048)       (357,771)  (6,786,694)  (1,878,716)
                                          ---------     --------       ---------   ----------   ----------
Units outstanding at
   December 31, 2007                         18,445      869,782       2,953,275   44,724,508   26,229,715
      Contract purchase
         payments                         4,045,618      584,772         350,330    2,097,265    1,270,362
      Contract terminations, withdrawal
         payments and charges               (76,494)    (691,606)       (816,425)  (7,962,387)  (5,465,156)
                                          ---------     --------       ---------   ----------   ----------
Units outstanding at
   December 31, 2008                      3,987,569      762,948       2,487,180   38,859,386   22,034,921
                                          =========     ========       =========   ==========   ==========

                                                                    SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------------
                                             AMERICAN
                                             CENTURY      CREDIT SUISSE
                                           VP INFLATION       GLOBAL      FIDELITY VIP    FIDELITY VIP   FIDELITY VIP
                                            PROTECTION      SMALL CAP      CONTRAFUND    EQUITY-INCOME     MID-CAP
                                          -------------   -------------   ------------   -------------   ------------
Units outstanding at
   December 31, 2006                               --        3,841,868     51,447,928      87,448,728     29,981,719
      Contract purchase
         payments                             278,312        1,203,411      5,370,581      10,640,209      2,724,364
      Contract terminations, withdrawal
         payments and charges                    (966)      (2,100,199)    (8,012,831)     (7,656,955)    (4,406,868)
                                           ----------       ----------    -----------     -----------     ----------
Units outstanding at
   December 31, 2007                          277,346        2,945,080     48,805,678      90,431,982     28,299,215
      Contract purchase
         payments                           4,951,066        1,245,087      2,667,067      11,022,996      1,336,543
      Contract terminations, withdrawal
         payments and charges              (1,425,219)      (2,057,957)   (11,353,629)    (10,686,929)    (6,703,877)
                                           ----------       ----------    -----------     -----------     ----------
 Units outstanding at
   December 31, 2008                        3,803,193        2,132,210     40,119,116      90,768,049     22,931,881
                                           ==========       ==========    ===========     ===========     ==========

                                                                  SEGREGATED SUB-ACCOUNTS
                                          --------------------------------------------------------------------
                                                        FRANKLIN                                     TEMPLETON
                                           FIDELITY     LARGE CAP     FRANKLIN                      DEVELOPING
                                             HIGH        GROWTH     MUTUAL SHARES     FRANKLIN        MARKETS
                                            INCOME     SECURITIES    SECURITIES     SMALL MID CAP   SECURITIES
                                          ----------   ----------   -------------   -------------   ----------
Units outstanding at
   December 31, 2006                             --    3,243,739      8,579,505      16,672,382     21,846,175
      Contract purchase
         payments                           306,383      331,650      3,161,644       2,639,425      4,115,539
      Contract terminations, withdrawal
         payments and charges                  (149)    (534,437)    (1,286,865)     (3,711,525)    (6,089,909)
                                          ---------    ---------     ----------      ----------     ----------
Units outstanding at
   December 31, 2007                        306,234    3,040,952     10,454,284      15,600,282     19,871,805
      Contract purchase
         payments                         3,563,639      323,213      1,064,527       1,821,526      3,935,574
      Contract terminations, withdrawal
         payments and charges              (145,352)    (774,201)    (2,641,615)     (4,279,793)    (6,526,054)
                                          ---------    ---------     ----------      ----------     ----------
Units outstanding at
   December 31, 2008                      3,724,521    2,589,964      8,877,196      13,142,015     17,281,325
                                          =========    =========     ==========      ==========     ==========

                                                               SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------
                                            TEMPLETON    FRANKLIN     IBBOTSON
                                          GLOBAL ASSET   SMALL CAP   AGGRESSIVE     IBBOTSON     IBBOTSON
                                           ALLOCATION      VALUE       GROWTH       BALANCED   CONSERVATIVE
                                          ------------   ---------   ----------   -------------------------
Units outstanding at
   December 31, 2006                        7,185,097           --          --            --            --
      Contract purchase
         payments                           1,663,915      211,450     168,164     4,189,236        88,586
      Contract terminations, withdrawal
         payments and charges              (1,916,563)         (49)        (28)     (170,076)           (2)
                                           ----------    ---------   ---------    ----------    ----------
Units outstanding at
   December 31, 2007                        6,932,449      211,401     168,136     4,019,160        88,584
      Contract purchase
         payments                             978,774    3,495,083   1,595,733    14,034,612     3,293,104
      Contract terminations, withdrawal
         payments and charges              (2,460,145)    (221,896)   (350,196)   (2,220,422)   (1,528,092)
                                           ----------    ---------   ---------    ----------    ----------
 Units outstanding at
   December 31, 2008                        5,451,078    3,484,588   1,413,673    15,833,350     1,853,596
                                           ==========    =========   =========    ==========    ==========

                                                                SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------
                                                         IBBOTSON      JANUS        JANUS       JANUS ASPEN
                                           IBBOTSON       INCOME       ASPEN        ASPEN      INTERNATIONAL
                                            GROWTH      AND GROWTH    BALANCED      FORTY          GROWTH
                                          -----------   ----------   ----------   ----------   -------------
Units outstanding at
   December 31, 2006                              --           --     6,305,930   28,991,427    38,154,750
      Contract purchase
         payments                          1,312,711      731,678     1,713,806    6,514,403     8,699,222
      Contract terminations, withdrawal
         payments and charges                 (2,252)      (2,107)     (646,125)  (7,027,798)   (6,608,490)
                                          ----------    ---------    ----------   ----------    ----------
Units outstanding at
   December 31, 2007                       1,310,459      729,571     7,373,611   28,478,032    40,245,482
      Contract purchase
         payments                         16,372,224    6,511,683     1,974,281    7,053,824     8,453,164
      Contract terminations, withdrawal
         payments and charges               (423,956)    (804,632)   (1,733,283)  (7,156,151)   (7,416,082)
                                          ----------    ---------    ----------   ----------    ----------
 Units outstanding at
   December 31, 2008
                                          17,258,727    6,436,622     7,614,609   28,375,705    41,282,564
                                          ==========    =========    ==========   ==========    ==========

                                                               SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------
                                          JANUS ASPEN       MFS           MFS          MFS
                                            MID CAP      INVESTORS      MID CAP        NEW          MFS
                                             VALUE      GROWTH STOCK    GROWTH      DISCOVERY      VALUE
                                          -----------   ------------   ---------   -----------   ----------
Units outstanding at
   December 31, 2006                              --      1,355,889      939,148    8,630,122     4,636,899
      Contract purchase
         payments                             14,801      5,268,854      173,752      402,981     8,698,769
      Contract terminations, withdrawal
         payments and charges                     (1)      (238,930)    (388,544)  (1,357,894)   (1,070,952)
                                           ---------     ----------     --------   ----------    ----------
Units outstanding at
   December 31, 2007
                                              14,800      6,385,813      724,356    7,675,209    12,264,716
      Contract purchase
         payments                          2,516,195      6,990,478      131,117      495,693    14,464,018
      Contract terminations, withdrawal
         payments and charges               (104,057)      (360,156)    (192,350)  (1,485,001)     (989,569)
                                           ---------     ----------     --------   ----------    ----------
 Units outstanding at
   December 31, 2008
                                           2,426,938     13,016,135      663,123    6,685,901    25,739,165
                                           =========     ==========     ========   ==========    ==========

                                                                SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------
                                          NEUBERGER
                                             AMT        OPPENHEIMER                 OPPENHEIMER    OPPENHEIMER
                                           SOCIALLY       CAPITAL     OPPENHEIMER   MAIN STREET   INTERNATIONAL
                                          RESPONSIVE   APPRECIATION   HIGH INCOME    SMALL CAP        GROWTH
                                          ----------   ------------   -----------   -----------   -------------
Units outstanding at
   December 31, 2006                             --      4,050,875    23,765,470           --       3,501,651
      Contract purchase
         payments                            12,411        704,668     7,977,955       10,657         689,348
      Contract terminations, withdrawal
         payments and charges                    --     (1,696,202)   (1,985,153)          --        (942,401)
                                            -------     ----------    ----------      -------       ---------
Units outstanding at
   December 31, 2007                         12,411      3,059,341    29,758,272       10,657       3,248,598
      Contract purchase
         payments                           264,222        649,421    17,455,774      241,124         424,840
      Contract terminations, withdrawal
         payments and charges               (19,377)      (721,878)   (4,757,488)     (11,342)       (848,259)
                                            -------     ----------    ----------      -------       ---------
 Units outstanding at
   December 31, 2008                        257,256      2,986,884    42,456,558      240,439       2,825,179
                                            =======     ==========    ==========      =======       =========

                                                                 SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------
                                           PUTNAM VT     PUTNAM VT       PUTNAM VT     PUTNAM VT
                                          GROWTH AND   INTERNATIONAL        NEW           NEW      PUTNAM VT
                                            INCOME        EQUITY       OPPORTUNITIES     VALUE      VOYAGER
                                          ----------   -------------   -------------   ---------   ---------
Units outstanding at
   December 31, 2006                      1,766,558      6,948,503         299,022     2,298,449    786,444
      Contract purchase
         payments                           407,765        505,180         194,641       502,691    259,393
      Contract terminations, withdrawal
         payments and charges              (357,199)    (1,153,701)        (74,207)     (425,957)  (339,842)
                                          ---------     ----------        --------     ---------   --------
Units outstanding at
   December 31, 2007                      1,817,124      6,299,982         419,456     2,375,183    705,995
      Contract purchase
         payments                           266,631        407,238          46,986       312,045     94,360
      Contract terminations, withdrawal
         payments and charges              (373,945)    (1,176,880)       (162,323)     (779,751)  (146,784)
                                          ---------     ----------        --------     ---------   --------
Units outstanding at
   December 31, 2008                      1,709,810      5,530,340         304,119     1,907,477    653,571
                                          =========     ==========        ========     =========   ========

                                                               SEGREGATED SUB-ACCOUNTS
                                          ----------------------------------------------------------------
                                                                                  VAN KAMPEN    VAN KAMPEN
                                                       VAN KAMPEN   VAN KAMPEN   UIF EMERGING     UIF US
                                          VAN KAMPEN    STRATEGIC   GROWTH AND      MARKETS       MID CAP
                                           COMSTOCK      GROWTH       INCOME        EQUITY         VALUE
                                          ----------   ----------   ----------   ------------   ----------
Units outstanding at
   December 31, 2006                       5,251,105     314,658    2,218,664            --           --
      Contract purchase
         payments                            581,368      65,797      416,635       569,885        3,000
      Contract terminations, withdrawal
         payments and charges             (1,296,670)   (236,827)    (283,663)       (9,469)          --
                                          ----------    --------    ---------     ---------      -------
Units outstanding at
   December 31, 2007                       4,535,803     143,628    2,351,636       560,416        3,000
      Contract purchase
         payments                            522,833      52,094      644,289     2,491,031       64,337
      Contract terminations, withdrawal
         payments and charges             (1,063,583)    (34,969)    (612,134)     (523,255)     (40,102)
                                          ----------    --------    ---------     ---------      -------
Units outstanding at
   December 31, 2008                       3,995,053     160,753    2,383,791     2,528,192       27,235
                                          ==========    ========    =========     =========      =======

                                                                     SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------
                                                                          IVY FUNDS VIP   IVY FUNDS VIP
                                          IVY FUNDS VIP   IVY FUNDS VIP   INTERNATIONAL     SMALL CAP     IVY FUNDS VIP
                                             BALANCED         GROWTH          VALUE          GROWTH           VALUE
                                          -------------   -------------   -------------   -------------   -------------
Units outstanding at
   December 31, 2006                        58,000,608      96,900,539      86,511,798     44,322,293      49,926,067
      Contract purchase
         payments                            2,903,798      19,252,511      13,651,968      3,988,595      13,885,263
      Contract terminations, withdrawal
         payments and charges              (10,456,514)    (12,595,109)     (9,740,963)    (7,207,825)     (5,911,215)
                                           -----------     -----------     -----------     ----------      ----------
Units outstanding at
   December 31, 2007                        50,447,892     103,557,941      90,422,803     41,103,063      57,900,115
      Contract purchase
         payments                            2,104,829      13,584,158      12,785,165      3,358,780       9,654,873
      Contract terminations, withdrawal
         payments and charges              (10,520,791)    (12,095,086)    (11,659,333)    (6,932,111)     (8,396,506)
                                           -----------     -----------     -----------     ----------      ----------
Units outstanding at
   December 31, 2008                        42,031,930     105,047,013      91,548,635     37,529,732      59,158,482
                                           ===========     ===========     ===========     ==========      ==========

                                                                     SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------
                                          IVY FUNDS VIP   IVY FUNDS VIP                   IVY FUNDS VIP   IVY FUNDS VIP
                                            MICRO-CAP       SMALL CAP     IVY FUNDS VIP       ASSET       INTERNATIONAL
                                             GROWTH           VALUE        CORE EQUITY      STRATEGY          GROWTH
                                          -------------   -------------   -------------   -------------   -------------
Units outstanding at
   December 31, 2006                       13,123,570      40,639,526      15,585,074       38,914,368     11,709,857
      Contract purchase
         payments                           1,325,385      10,864,181       4,515,058       17,716,342      4,415,825
      Contract terminations, withdrawal
         payments and charges              (2,523,333)     (4,232,386)     (2,779,671)      (4,447,657)    (1,597,556)
                                           ----------      ----------      ----------      -----------     ----------
Units outstanding at
   December 31, 2007                       11,925,622      47,271,321      17,320,461       52,183,053     14,528,126
      Contract purchase
         payments                           1,348,087       6,744,380       2,717,307       14,550,111      2,765,456
      Contract terminations, withdrawal
         payments and charges              (2,572,202)     (9,069,575)     (3,478,484)     (11,674,970)    (2,333,689)
                                           ----------      ----------      ----------      -----------     ----------
Units outstanding at
   December 31, 2008                       10,701,507      44,946,126      16,559,284       55,058,194     14,959,893
                                           ==========      ==========      ==========      ===========     ==========

                                                                     SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------
                                          IVY FUNDS VIP                   IVY FUNDS VIP   IVY FUNDS VIP   IVY FUNDS VIP
                                            SCIENCE &     IVY FUNDS VIP      DIVIDEND          HIGH           MONEY
                                            TECHNOLOGY         BOND           INCOME          INCOME          MARKET
                                          -------------   -------------   -------------   -------------   -------------
Units outstanding at
   December 31, 2006                        15,322,356     15,061,603       6,955,649      16,649,803       5,235,493
      Contract purchase
         payments                            5,328,375     15,595,305       3,434,807       9,964,419       6,595,202
      Contract terminations, withdrawal
         payments and charges               (1,429,132)      (428,345)       (612,631)       (523,066)     (2,476,076)
                                            ----------     ----------      ----------      ----------      ----------
Units outstanding at
   December 31, 2007                        19,221,599     30,228,563       9,777,825      26,091,156       9,354,619
      Contract purchase
         payments                            2,828,254      6,934,743       2,396,170       3,837,035       7,841,844
      Contract terminations, withdrawal
         payments and charges               (2,916,205)    (7,380,513)     (1,250,302)     (3,656,104)     (5,094,456)
                                            ----------     ----------      ----------      ----------      ----------
Units outstanding at
   December 31, 2008                        19,133,648     29,782,793      10,923,693      26,272,087      12,102,007
                                            ==========     ==========      ==========      ==========      ==========

                                                                      SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------------
                                          IVY FUNDS VIP   IVY FUNDS VIP    IVY FUNDS VIP   IVY FUNDS VIP
                                            MORTGAGE       REAL ESTATE    GLOBAL NATURAL      MID CAP      IVY FUNDS VIP
                                           SECURITIES      SECURITIES       RESOURCES         GROWTH           ENERGY
                                          -------------   -------------   --------------   -------------   -------------
Units outstanding at
   December 31, 2006                       11,476,714       6,708,389       14,086,394       6,455,194       2,952,660
      Contract purchase
         payments                           6,646,600       1,774,353        6,756,748       2,620,830       1,753,725
      Contract terminations, withdrawal
         payments and charges              (5,388,491)       (529,844)      (1,244,882)       (352,522)       (312,614)
                                           ----------      ----------       ----------       ---------       ---------
Units outstanding at
   December 31, 2007                       12,734,823       7,952,898       19,598,260       8,723,502       4,393,771
      Contract purchase
         payments                           3,809,278       1,805,281        7,006,494       1,569,061       2,248,445
      Contract terminations, withdrawal
         payments and charges              (3,338,896)     (1,156,684)      (3,679,915)       (710,754)       (649,140)
                                           ----------      ----------       ----------       ---------       ---------
 Units outstanding at
   December 31, 2008                       13,205,205       8,601,495       22,924,839       9,581,809       5,993,076
                                           ==========      ==========       ==========       =========       =========

                                                                     SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------
                                                                                          IVY FUNDS VIP   IVY FUNDS VIP
                                          IVY FUNDS VIP   IVY FUNDS VIP   IVY FUNDS VIP     PATHFINDER      PATHFINDER
                                            PATHFINDER      PATHFINDER      PATHFINDER      MODERATELY      MODERATELY
                                            AGGRESSIVE     CONSERVATIVE      MODERATE       AGGRESSIVE     CONSERVATIVE
                                          -------------   -------------   -------------   -------------   -------------
Units outstanding at
   December 31, 2006                               --              --              --              --              --
      Contract purchase
         payments                                  --              --              --              --              --
      Contract terminations, withdrawal
         payments and charges                      --              --              --              --              --
                                            ---------       ---------      ----------      ----------      ----------
Units outstanding at
   December 31, 2007                               --              --              --              --              --
      Contract purchase
         payments                           1,206,484       4,261,657      29,505,029      57,854,627      12,723,999
      Contract terminations, withdrawal
         payments and charges                (101,207)       (139,439)        (24,817)       (661,089)       (108,147)
                                            ---------       ---------      ----------      ----------      ----------
 Units outstanding at
   December 31, 2008                        1,105,277       4,122,218      29,480,212      57,193,538      12,615,852
                                            =========       =========      ==========      ==========      ==========

(7)  FINANCIAL HIGHLIGHTS

     A summary of units outstanding, unit values, net assets, ratios, and total return for variable annuity contracts for the years ended December 31, 2008, 2007, 2006, 2005, and 2004 is as follows:

                                                      AT DECEMBER 31                      FOR THE YEARS ENDED DECEMBER 31
                                          --------------------------------------  ----------------------------------------------
                                                         UNIT FAIR                INVESTMENT   EXPENSE RATIO    TOTAL RETURN
                                             UNITS     VALUE LOWEST                 INCOME       LOWEST TO        LOWEST TO
                                          OUTSTANDING   TO HIGHEST    NET ASSETS    RATIO*       HIGHEST**        HIGHEST***
                                          --------------------------------------------------------------------------------------
Advantus Bond Class 2
   2008                                   137,165,882  0.83 to 3.34  162,840,509     0.00%    0.15% to 2.70%  -16.04% to -13.65%
   2007                                   145,226,521  0.99 to 3.86  208,541,053     0.00%    0.15% to 2.70%    -0.70% to 2.14%
   2006                                   118,178,885  1.05 to 3.78  182,325,693     0.00%    0.15% to 2.65%    1.93% to 4.50%
   2005                                   101,069,223  1.03 to 3.62  167,438,312     0.00%    0.15% to 2.65%    -0.23% to 2.29%
   2004                                    83,732,102  1.03 to 3.54  157,322,817     0.00%    0.15% to 2.65%    2.23% to 4.82%
Advantus Money Market
   2008                                    62,460,775  1.00 to 2.37   81,565,810     1.99%    0.15% to 2.70%    -0.91% to 1.91%
   2007                                    46,884,970  1.00 to 2.33   60,232,879     4.49%    0.15% to 2.70%    1.58% to 4.48%
   2006                                    34,943,613  0.99 to 2.23   44,361,121     4.31%    0.15% to 2.65%    1.67% to 4.23%
   2005                                    30,281,643  0.97 to 2.14   38,026,666     2.43%    0.15% to 2.65%    -0.22% to 2.29%
   2004                                    25,261,147  0.98 to 2.09   34,035,324     0.74%    0.15% to 2.65%    -1.88% to .60%
Advantus Index 500 Class 2
   2008                                    72,514,828  0.66 to 3.90  118,329,030     0.00%    0.15% to 2.65%  -39.04% to -37.30%
   2007                                    84,519,951  1.07 to 6.22  223,928,815     0.00%    0.15% to 2.65%    1.95% to 4.87%
   2006                                    96,852,057  1.03 to 5.93  247,358,600     0.00%    0.15% to 2.65%   12.23% to 15.06%
   2005                                   108,424,751  0.91 to 5.15  251,778,154     0.00%    0.15% to 2.65%    1.71% to 4.27%
   2004                                   117,201,628  0.88 to 4.94  274,490,110     0.00%    0.15% to 2.65%    7.51% to 10.23%
Advantus Mortgage Securities Class 2
   2008                                    53,570,204  0.84 to 3.64   75,249,958     0.00%    0.15% to 2.70%  -15.50% to -13.10%
   2007                                    68,242,542  0.99 to 4.18  114,619,534     0.00%    0.15% to 2.70%    0.18% to 3.04%
   2006                                    68,109,148  1.06 to 4.06  121,145,065     0.00%    0.15% to 2.40%    2.85% to 5.19%
   2005                                    70,463,553  1.03 to 3.86  129,479,133     0.00%    0.15% to 2.40%    0.20% to 2.73%
   2004                                    70,069,365  1.03 to 3.76  138,001,443     0.00%    0.15% to 2.40%    2.07% to 4.65%
Advantus International Bond Class 2
   2008                                    43,293,204  1.01 to 1.78   56,503,162     0.00%    0.15% to 2.70%    1.19% to 4.07%
   2007                                    41,431,353  1.03 to 1.71   53,588,882     0.00%    0.15% to 2.70%    6.23% to 9.27%
   2006                                    30,866,067  0.94 to 1.57   39,801,116     0.00%    0.15% to 2.30%    1.63% to 3.83%
   2005                                    32,399,967  0.92 to 1.51   43,877,149     0.00%    0.15% to 2.20%   -11.29% to -9.04%
   2004                                    32,253,680  1.46 to 1.66   49,268,412     0.00%    0.15% to 1.40%    9.88% to 11.26%
Advantus Index 400 Mid-Cap Class 2
   2008                                    35,415,838  0.62 to 1.68   44,016,480     0.00%    0.15% to 2.70%  -38.39% to -36.64%
   2007                                    32,557,968  1.01 to 2.65   65,303,332     0.00%    0.15% to 2.70%    4.30% to 7.28%
   2006                                    28,618,949  1.40 to 2.47   54,924,496     0.00%    0.15% to 2.65%    6.92% to 9.62%
   2005                                    26,221,295  1.31 to 2.25   47,378,374     0.00%    0.15% to 2.65%    9.04% to 11.79%
   2004                                    21,892,766  1.20 to 2.02   36,571,393     0.00%    0.15% to 2.65%    12.7% to 15.56%
Advantus Real Estate Securities Class 2
   2008                                    26,981,361  0.58 to 1.90   40,752,236     0.00%    0.15% to 2.70%  -38.14% to -36.37%
   2007                                    28,213,414  0.94 to 3.02   68,749,308     0.00%    0.15% to 2.70%  -18.22% to -15.89%
   2006                                    31,079,363  1.93 to 3.64   93,072,931     0.00%    0.15% to 2.65%   27.23% to 30.44%
   2005                                    31,274,752  1.52 to 2.82   73,377,688     0.00%    0.15% to 2.65%    8.19% to 10.92%
   2004                                    30,121,583  1.40 to 2.58   65,607,398     0.00%    0.15% to 2.65%   31.98% to 35.32%
AIM V.I. Basic Balanced
   2008                                     1,408,989  0.72 to 0.82    1,126,428     3.92%    1.20% to 2.20%  -40.25% to -39.19%
   2007                                     1,635,426  1.18 to 1.36    2,150,503     2.81%    1.20% to 2.20%    -1.04% to 0.72%
   2006                                     1,682,930  1.17 to 1.35    2,198,381     1.70%    1.20% to 2.20%    7.87% to 8.95%
   2005                                     1,746,447  1.08 to 1.24    2,094,513     1.23%    1.20% to 2.20%    2.26% to 3.75%
   2004                                     1,835,844  1.04 to 1.19    2,125,161     1.58%    1.20% to 2.05%    4.44% to 5.96%
AIM V.I. Capital Appreciation
   2008                                     5,095,587  0.73 to 0.95    4,763,841     0.00%    1.20% to 2.40%  -44.30% to -43.31%
   2007                                     5,401,297  1.29 to 1.68    8,887,199     0.00%    1.20% to 2.40%    8.47% to 10.39%
   2006                                     4,316,788  1.17 to 1.52    6,368,765     0.00%    1.20% to 2.15%    6.69% to 7.71%
   2005                                     1,411,637  1.09 to 1.41    1,846,022     0.00%    1.20% to 2.05%    2.77% to 4.27%
   2004                                     1,263,093  1.05 to 1.36    1,550,204     0.00%    1.20% to 1.80%    8.55% to 10.14%

AIM V.I. Core Equity
   2008                                       425,082  0.85 to 1.06      417,167     1.83%    1.20% to 2.05%  -32.25% to -31.16%
   2007                                       491,374  1.24 to 1.54      681,079     0.91%    1.20% to 2.05%    4.72% to 6.58%
   2006                                       526,920  1.16 to 1.45      680,362     1.31%    1.20% to 2.05%   12.65% to 13.61%
   2005                                       556,598  1.02 to 1.27      633,520     0.66%    1.20% to 1.85%    2.62% to 4.11%
   2004                                       533,883  0.99 to 1.22      580,517     0.33%    1.20% to 1.80%    2.73% to 4.23%
AIM V.I. Small Cap Equity
   2008                                     3,987,569  0.62 to 0.63    2,492,896     0.00%    1.20% to 2.50%  -33.40% to -32.22%
   2007 (e)                                    18,445  0.92 to 0.92       17,012     0.00%    1.20% to 1.35%   -8.12% to -7.77%
Alliance Bernstein International Value
   2008                                       762,948  0.42 to 0.43      324,529     0.58%    1.20% to 2.50%  -54.65% to -53.84%
   2007 (e)                                   869,782  0.92 to 0.92      801,533     0.00%    1.20% to 2.35%   -8.21% to -7.85%
American Century Income and Growth
   2008                                     2,487,180  0.86 to 1.02    2,463,054     1.80%    1.20% to 2.05%  -36.63% to -35.51%
   2007                                     2,953,275  1.35 to 1.58    4,507,503     1.52%    1.20% to 2.05%   -3.35% to -1.63%
   2006                                     2,637,804  1.37 to 1.61    4,071,559     1.61%    1.20% to 2.40%   14.05% to 15.42%
   2005                                     2,981,827  1.20 to 1.41    4,008,703     1.72%    1.20% to 2.40%    1.79% to 3.27%
   2004                                     3,246,113  1.16 to 1.37    4,215,839     1.04%    1.20% to 2.40%    9.63% to 11.23%
American Century Ultra
   2008                                    38,859,386  0.69 to 0.86   32,698,743     0.00%    1.20% to 2.65%  -43.35% to -42.35%
   2007                                    44,724,508  1.22 to 1.49   65,262,845     0.00%    1.20% to 2.65%   17.31% to 19.39%
   2006                                    49,027,147  1.02 to 1.24   59,948,454     0.00%    1.20% to 2.65%   -5.91% to -4.54%
   2005                                    42,104,257  1.07 to 1.30   53,707,834     0.00%    1.20% to 2.65%    -0.68% to .76%
   2004                                    30,147,276  1.07 to 1.29   37,869,128     0.00%    1.20% to 2.65%    7.70% to 9.27%
American Century Value
   2008                                    22,034,921  0.95 to 1.15   25,033,415     2.37%    1.20% to 2.40%  -28.94% to -27.68%
   2007                                    26,229,715  1.32 to 1.58   41,139,485     1.33%    1.20% to 2.40%   -8.08% to -6.44%
   2006                                    22,442,949  1.43 to 1.69   37,453,827     0.97%    1.20% to 2.40%   15.66% to 17.05%
   2005                                    13,037,273  1.24 to 1.45   18,425,516     0.54%    1.20% to 2.40%    2.12% to 3.61%
   2004                                     5,913,385  1.21 to 1.40    7,935,867     0.63%    1.20% to 2.40%   11.19% to 12.81%
American Century VP Inflation Protection
   2008                                     3,803,193  1.00 to 1.02    3,874,597     4.47%    1.20% to 2.50%   -4.47% to -2.78%
   2007                                       277,346      1.05          290,589     0.87%    1.20% to 2.15%    4.37% to 4.77%
Credit Suisse Global Small Cap
   2008                                     2,132,210  0.37 to 0.41      807,441     1.79%    0.15% to 1.40%  -47.50% to -46.83%
   2007                                     2,945,080  0.70 to 0.77    2,105,030     0.00%    0.15% to 1.40%   -5.30% to -4.10%
   2006                                     3,841,868  0.74 to 0.80    2,884,479     0.00%    0.15% to 1.40%   11.63% to 13.03%
   2005                                     4,426,213  0.66 to 0.71    2,966,300     0.00%    0.15% to 1.40%   14.53% to 15.97%
   2004                                     4,275,603  0.58 to 0.61    2,493,440     0.00%    0.15% to 1.40%   16.35% to 17.81%
Fidelity VIP Contrafund
   2008                                    40,119,116  0.59 to 1.19   40,927,704     0.73%    0.15% to 2.70%  -44.36% to -42.78%
   2007                                    48,805,678  1.07 to 2.09   86,667,665     0.74%    0.15% to 2.70%   13.87% to 17.13%
   2006                                    51,447,928  1.31 to 1.81   76,957,469     1.04%    0.15% to 2.65%    8.53% to 11.27%
   2005                                    48,074,768  1.19 to 1.64   63,536,106     0.12%    0.15% to 2.65%   13.61% to 16.47%
   2004                                    41,197,786  1.04 to 1.42   45,868,903     0.20%    0.15% to 2.65%   12.15% to 14.99%
Fidelity VIP Equity-Income
   2008                                    90,768,049  0.54 to 0.95   83,389,905     2.35%    0.15% to 2.70%  -44.48% to -42.90%
   2007                                    90,431,982  0.97 to 1.67  146,206,707     1.69%    0.15% to 2.70%    -1.69% to 1.12%
   2006                                    87,448,728  1.41 to 1.67  140,581,409     3.47%    0.15% to 2.65%   16.80% to 19.75%
   2005                                    82,668,336  1.21 to 1.43  111,538,045     1.33%    0.15% to 2.65%    2.82% to 5.41%
   2004                                    71,887,242  1.17 to 1.38   92,070,458     1.19%    0.15% to 2.65%    8.32% to 11.07%
Fidelity VIP Mid-Cap
   2008                                    22,931,881  1.11 to 1.71   34,594,716     0.24%    0.15% to 2.50%  -41.37% to -39.70%
   2007                                    28,299,215  1.90 to 2.83   71,686,578     0.60%    0.15% to 2.40%   11.97% to 15.16%
   2006                                    29,981,719  1.69 to 2.46   66,839,831     0.17%    0.15% to 2.40%    9.74% to 12.23%
   2005                                    30,216,373  1.54 to 2.19   60,869,243     0.00%    0.15% to 2.40%   14.94% to 17.84%
   2004                                    27,269,555  1.33 to 1.86   47,319,868     0.00%    0.15% to 2.40%   21.40% to 24.47%

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                                       20


Fidelity High Income
   2008                                     3,724,521  0.72 to 0.73    2,709,193    22.35%    1.20% to 2.45%  -27.32% to -26.04%
   2007 (e)                                   306,234      0.98          301,164    12.47%    1.20% to 1.70%   -2.04% to -1.66%
Franklin Large Cap Growth Securities
   2008                                     2,589,964  0.79 to 0.94    2,394,098     1.31%    1.20% to 2.35%  -36.44% to -35.31%
   2007                                     3,040,952  1.23 to 1.46    4,340,490     0.73%    1.20% to 2.35%    3.12% to 4.96%
   2006                                     3,243,739  1.19 to 1.39    4,410,887     0.77%    1.20% to 2.05%    8.65% to 9.58%
   2005                                     3,379,885  1.09 to 1.27    4,187,619     0.59%    1.20% to 2.05%    -1.58% to -.14%
   2004                                     2,468,768  1.09 to 1.28    3,029,945     0.44%    1.20% to 2.05%    5.11% to 6.65%
Franklin Mutual Shares Securities
   2008                                     8,877,196  0.92 to 1.10    9,426,809     2.97%    1.20% to 2.40%  -38.94% to -37.86%
   2007                                    10,454,284  1.49 to 1.77   17,767,090     1.40%    1.20% to 2.40%    0.45% to 2.24%
   2006                                     8,579,505  1.47 to 1.73   14,165,241     2.05%    1.20% to 2.40%   15.58% to 16.97%
   2005                                     6,184,292  1.26 to 1.48    8,646,972     1.22%    1.20% to 2.40%    7.67% to 9.24%
   2004                                     4,755,013  1.16 to 1.35    6,043,249     0.71%    1.20% to 2.40%    9.69% to 11.29%
Franklin Small Mid Cap
   2008                                    13,142,015  0.48 to 0.99    7,977,310     0.00%    0.15% to 2.20%  -44.17% to -42.58%
   2007                                    15,600,282  0.85 to 1.75   16,527,737     0.00%    0.15% to 2.35%    7.99% to 11.07%
   2006                                    16,672,382  0.78 to 1.60   15,637,059     0.00%    0.15% to 2.20%    6.33% to 8.53%
   2005                                    18,892,758  0.73 to 1.49   16,169,125     0.00%    0.15% to 2.30%    2.06% to 4.63%
   2004                                    21,040,489  0.70 to 1.45   17,040,295     0.00%    0.15% to 2.30%    8.56% to 11.31%
Templeton Developing Markets Securities
   2008                                    17,281,325  0.87 to 1.71   22,945,107     2.71%    0.15% to 2.50%  -54.09% to -52.78%
   2007                                    19,871,805  1.85 to 3.66   54,324,925     2.26%    0.15% to 2.50%   25.02% to 28.59%
   2006                                    21,846,175  1.46 to 2.88   45,996,199     1.10%    0.15% to 2.40%   25.06% to 27.90%
   2005                                    20,454,389  1.15 to 2.27   32,568,213     1.26%    0.15% to 2.40%   24.11% to 27.24%
   2004                                    15,847,356  0.92 to 1.81   18,501,110     1.86%    0.15% to 2.40%   21.45% to 24.52%
Templeton Global Asset Allocation
   2008                                     5,451,078  1.18 to 1.31    6,633,870    10.69%    0.15% to 1.40%  -26.14% to -25.21%
   2007                                     6,932,449  1.59 to 1.75   11,299,506    17.51%    0.15% to 1.40%    8.42% to 9.80%
   2006                                     7,185,097  1.47 to 1.59   10,724,011     6.94%    0.15% to 1.40%   19.43% to 20.93%
   2005                                     7,187,897  1.23 to 1.32    8,922,125     3.88%    0.15% to 1.40%    2.12% to 3.40%
   2004                                     6,373,731  1.20 to 1.27    7,720,719     2.83%    0.15% to 1.40%   14.11% to 15.54%
Franklin Small Cap Value
   2008                                     3,484,588  0.59 to 0.60    2,099,929     0.74%    1.20% to 2.50%  -34.97% to -33.82%
   2007 (e)                                   211,401  0.91 to 0.91      192,513     0.00%    1.20% to 1.70%   -9.29% to -8.94%
Ibbotson Aggressive Growth
   2008                                     1,413,673  0.58 to 0.59      831,533     0.00%    1.20% to 2.35%   -38.49% to-37.4%
   2007 (e)                                   168,136  0.94 to 0.94      157,968     0.00%    1.20% to 2.05%   -6.40% to -6.04%
Ibbotson Balanced
   2008                                    15,833,350  0.72 to 0.73   11,557,250     0.15%    1.20% to 2.50%  -26.26% to -24.96%
   2007 (e)                                 4,019,160  0.97 to 0.97    3,909,238     0.00%    1.20% to 1.85%   -3.11% to -2.74%
Ibbotson Conservative
   2008                                     1,853,596  0.93 to 0.94    1,740,048     0.00%    1.20% to 2.35%   -8.76% to -7.15%
   2007 (e)                                    88,584  1.01 to 1.01       89,562     0.00%    1.20% to 1.50%    0.71% to 1.10%

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
Ibbotson Growth
   2008                                    17,258,727  0.63 to 0.64   11,082,378     0.21%    1.20% to 2.70%  -33.61% to -32.43%
   2007 (e)                                 1,310,459  0.95 to 0.95    1,245,414     0.00%    1.20% to 2.70%   -5.33% to -4.97%
Ibbotson Income and Growth
   2008                                     6,436,622  0.81 to 0.83    5,340,597     0.00%    1.20% to 2.70%  -17.63% to -16.17%
   2007 (e)                                   729,571  0.99 to 0.99      722,107     0.00%    1.20% to 2.20%   -1.41% to -1.03%
Janus Aspen Balanced
   2008                                     7,614,609  1.09 to 1.24    9,393,404     2.48%    1.20% to 2.50%  -18.50% to -17.06%
   2007                                     7,373,611  1.34 to 1.50   10,957,551     2.36%    1.20% to 2.40%    7.06% to 8.96%
   2006                                     6,305,930  1.24 to 1.38    8,590,996     2.16%    1.20% to 2.40%    7.80% to 9.10%
   2005                                     4,019,004  1.15 to 1.26    4,992,986     2.27%    1.20% to 2.40%    4.85% to 6.38%
   2004                                     2,949,680  1.10 to 1.19    3,424,942     2.61%    1.20% to 2.40%    5.64% to 7.00%
Janus Aspen Forty
   2008                                    28,375,705  0.63 to 1.18   22,841,114     0.01%    0.15% to 2.50%  -45.93% to -44.39%
   2007                                    28,478,032  1.14 to 2.15   39,713,870     0.18%    0.15% to 2.50%   32.64% to 36.43%
   2006                                    28,991,427  0.85 to 1.61   28,229,563     0.14%    0.15% to 2.40%    6.54% to 8.95%
   2005                                    30,541,441  0.79 to 1.50   26,733,562     0.01%    0.15% to 2.40%    9.62% to 12.39%
   2004                                    28,087,494  0.71 to 1.35   21,035,361     0.03%    0.15% to 2.40%   14.88% to 17.79%
Janus Aspen International Growth
   2008                                    41,282,564  0.52 to 1.73   53,430,276     1.11%    0.15% to 2.70%  -53.62% to -52.30%
   2007                                    40,245,482  1.12 to 3.67  100,344,367     0.46%    0.15% to 2.70%   24.28% to 27.83%
   2006                                    38,154,750  1.33 to 2.98   70,769,139     1.92%    0.15% to 2.40%   43.16% to 46.41%
   2005                                    29,644,222   .92 to 2.06   35,317,388     1.14%    0.15% to 2.40%   28.50% to 31.74%
   2004                                    26,616,625   .70 to 1.58   21,631,914     0.88%    0.15% to 2.40%   15.58% to 18.51%
Janus Aspen Mid Cap Value
   2008                                     2,426,938  0.66 to 0.67    1,637,839     1.10%    1.20% to 2.50%   -30.04% to -28.8%
   2007 (e)                                    14,800  0.95 to 0.95       14,020     2.06%    1.20% to 1.45%   -5.63% to -5.27%
MFS Investors Growth Stock
   2008                                    13,016,135  0.64 to 0.92   11,920,628     0.26%    1.20% to 2.70%  -38.82% to -37.73%
   2007                                     6,385,813  1.04 to 1.48    9,310,158     0.04%    1.20% to 2.70%    7.78% to 9.69%
   2006                                     1,355,889  1.11 to 1.35    1,677,748     0.00%    1.20% to 2.20%    4.98% to 6.03%
   2005                                     1,250,840  1.05 to 1.28    1,464,840     0.14%    1.20% to 1.85%    1.51% to 2.99%
   2004                                     1,267,606  1.02 to 1.24    1,434,981     0.00%    1.20% to 1.85%    6.13% to 7.68%
MFS Mid Cap Growth
   2008                                       663,123  0.57 to 0.77      472,354     0.00%    1.20% to 2.15%  -53.01% to -52.17%
   2007                                       724,356  1.19 to 1.62    1,056,931     0.00%    1.20% to 2.15%    6.31% to 8.20%
   2006                                       939,148  1.10 to 1.49    1,275,178     0.00%    1.20% to 2.15%    0.13% to 1.08%
   2005                                     1,031,559  1.09 to 1.48    1,384,416     0.00%    1.20% to 2.15%    0.17% to 1.63%
   2004                                     1,228,768  1.08 to 1.45    1,612,515     0.00%    1.20% to 2.15%   11.39% to 13.01%
MFS New Discovery
   2008                                     6,685,901  0.69 to 0.94    5,988,120     0.00%    1.20% to 2.65%  -41.28% to -40.24%
   2007                                     7,675,209  1.18 to 1.58   11,537,308     0.00%    1.20% to 2.65%    -0.74% to 1.02%
   2006                                     8,630,122  1.18 to 1.56   12,857,934     0.00%    1.20% to 2.65%    9.91% to 11.52%
   2005                                     9,303,425  1.07 to 1.40   12,441,484     0.00%    1.20% to 2.65%    2.29% to 3.78%
   2004                                     9,067,451  1.03 to 1.35   11,635,163     0.00%    1.20% to 2.65%    3.43% to 4.94%
MFS Value
   2008                                    25,739,165  0.67 to 1.20   30,518,589     0.93%    1.20% to 2.70%  -34.70% to -33.55%
   2007                                    12,264,716  1.03 to 1.80   21,698,162     0.58%    1.20% to 2.70%    4.45% to 6.30%
   2006                                     4,636,899  1.45 to 1.72    7,400,998     1.58%    1.20% to 2.20%   17.89% to 19.07%
   2005                                     4,201,861  1.22 to 1.45    5,593,102     2.78%    1.20% to 2.30%    3.69% to 5.20%
   2004                                     3,064,606  1.16 to 1.38    3,845,989     1.95%    1.20% to 2.05%   11.82% to 13.46%
Neuberger AMT Socially Responsive
   2008                                       257,256  0.57 to 0.58      148,517     2.30%    1.20% to 2.35%  -41.19% to -40.15%
   2007 (e)                                    12,411      0.96           11,969     0.01%         1.20%            -3.54%

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
Oppenheimer Capital Appreciation
   2008                                     2,986,884  0.70 to 0.86    2,451,872     0.00%    1.20% to 2.40%  -47.25% to -46.31%
   2007                                     3,059,341  1.31 to 1.60    4,622,217     0.01%    1.20% to 2.40%   10.53% to 12.49%
   2006                                     4,050,875  1.17 to 1.42    5,448,645     0.19%    1.20% to 2.40%    5.13% to 6.40%
   2005                                     4,257,576  1.10 to 1.34    5,339,977     0.69%    1.20% to 2.40%    2.13% to 3.61%
   2004                                     4,037,186  1.06 to 1.29    4,766,235     0.20%    1.20% to 2.40%    3.83% to 5.34%
Oppenheimer High Income
   2008                                    42,456,558  0.21 to 0.29   12,331,928     7.23%    1.20% to 2.70%  -79.20% to -78.83%
   2007                                    29,758,272  0.99 to 1.38   40,749,362     6.35%    1.20% to 2.70%   -3.38% to -1.66%
   2006                                    23,765,470  1.15 to 1.40   33,078,290     6.63%    1.20% to 2.65%    6.38% to 7.93%
   2005                                    18,941,350  1.09 to 1.30   24,423,870     5.55%    1.20% to 2.65%    -0.66% to .79%
   2004                                    13,310,080  1.09 to 1.29   16,999,974     4.97%    1.20% to 2.65%    5.89% to 7.43%
Oppenheimer Main Street Small Cap
   2008                                       240,439  0.55 to 0.56      133,567     0.05%    1.20% to 2.00%  -39.81% to -38.75%
   2007 (e)                                    10,657      0.91            9,661     0.00%         1.20%            -9.31%
Oppenheimer International Growth
   2008                                     2,825,179  1.05 to 1.53    3,893,368     0.74%    1.20% to 2.30%  -44.73% to -43.75%
   2007                                     3,248,598  1.91 to 2.63    7,866,794     0.66%    1.20% to 2.35%    9.69% to 11.64%
   2006                                     3,501,651  1.69 to 2.45    7,613,127     0.36%    1.20% to 2.35%   26.26% to 27.71%
   2005                                     3,431,766  1.32 to 1.92    5,809,847     0.67%    1.20% to 2.35%   11.95% to 13.58%
   2004                                     3,348,584  1.17 to 1.70    4,905,781     1.08%    1.20% to 2.35%   14.08% to 15.75%
Putnam VT Growth and Income
   2008                                     1,709,810  0.75 to 0.88    1,461,765     2.11%    1.20% to 2.05%  -40.49% to -39.43%
   2007                                     1,817,124  1.23 to 1.45    2,549,213     1.25%    1.20% to 2.05%   -8.79% to -7.17%
   2006                                     1,766,558  1.33 to 1.59    2,662,682     1.43%    1.20% to 2.05%   13.57% to 14.53%
   2005                                     1,628,299  1.16 to 1.39    2,132,396     1.49%    1.20% to 2.05%    2.48% to 3.98%
   2004                                     1,488,016  1.12 to 1.34    1,852,135     1.50%    1.20% to 2.05%    8.21% to 9.79%
Putnam VT International Equity
   2008                                     5,530,340  0.56 to 1.19    6,272,223     2.19%    1.20% to 2.70%  -45.59% to -44.62%
   2007                                     6,299,982  1.75 to 2.14   12,899,782     2.83%    1.20% to 2.70%    5.20% to 7.07%
   2006                                     6,948,503  1.64 to 2.02   13,285,151     0.62%    1.20% to 2.65%   24.39% to 26.20%
   2005                                     7,919,801  1.30 to 1.60   12,022,953     1.46%    1.20% to 2.65%    9.27% to 10.86%
   2004                                     8,475,391  1.18 to 1.45   11,580,995     1.38%    1.20% to 2.65%   13.16% to 14.81%
Putnam VT New Opportunities
   2008                                       304,119  0.79 to 1.00      288,490     0.00%    1.20% to 2.05%  -40.53% to -39.48%
   2007                                       419,456  1.31 to 1.66      661,091     0.00%    1.20% to 2.05%    2.65% to 4.47%
   2006                                       299,022  1.25 to 1.59      438,433     0.00%    1.20% to 2.05%    6.36% to 7.27%
   2005                                       302,714  1.17 to 1.48      409,320     0.11%    1.20% to 2.05%    7.13% to 8.69%
   2004                                       288,771  1.08 to 1.36      361,736     0.00%    1.20% to 2.05%    7.42% to 8.99%
Putnam VT New Value
   2008                                     1,907,477  0.72 to 0.87    1,611,623     2.00%    1.20% to 2.30%  -46.37% to -45.42%
   2007                                     2,375,183  1.34 to 1.59    3,687,878     1.09%    1.20% to 2.30%   -7.67% to -6.03%
   2006                                     2,298,449  1.44 to 1.75    3,784,208     1.02%    1.20% to 2.30%   13.38% to 14.63%
   2005                                     2,170,683  1.27 to 1.53    3,114,875     0.82%    1.20% to 2.30%    3.13% to 4.63%
   2004                                     1,618,549  1.24 to 1.47    2,209,870     0.65%    1.20% to 1.85%   12.41% to 14.05%
Putnam VT Voyager
   2008                                       653,571  0.70 to 0.86      523,404     0.00%    1.20% to 1.85%  -38.87% to -37.79%
   2007                                       705,995  1.12 to 1.38      902,318     0.00%    1.20% to 1.85%    2.44% to 4.25%
   2006                                       786,444  1.08 to 1.33      972,828     0.11%    1.20% to 1.85%    3.51% to 4.18%
   2005                                       865,041  1.04 to 1.27    1,018,315     0.62%    1.20% to 2.30%    2.94% to 4.44%
   2004                                       813,029  1.00 to 1.22      898,769     0.24%    1.20% to 2.30%    2.26% to 3.78%
Van Kampen Comstock
   2008                                     3,995,053  0.85 to 1.03    4,105,291     2.35%    1.20% to 2.40%  -37.67% to -36.57%
   2007                                     4,535,803  1.35 to 1.61    7,347,962     1.60%    1.20% to 2.40%   -5.18% to -3.50%
   2006                                     5,251,105  1.42 to 1.70    8,815,354     1.27%    1.20% to 2.40%   13.30% to 14.66%
   2005                                     5,174,873  1.25 to 1.48    7,576,060     0.80%    1.20% to 2.40%    1.39% to 2.87%
   2004                                     3,155,382  1.23 to 1.45    4,490,631     0.60%    1.20% to 2.40%   14.36% to 16.03%

Van Kampen Strategic Growth
   2008                                       160,753  0.76 to 0.79      126,389     0.19%    1.20% to 1.80%  -50.60% to -49.72%
   2007                                       143,628  1.29 to 1.56      224,575     0.00%    1.20% to 2.05%   13.23% to 15.24%
   2006                                       314,658  1.32 to 1.36      427,206     0.00%    1.20% to 1.80%    0.80% to 1.40%
   2005                                       299,039  1.12 to 1.34      400,604     0.01%    1.20% to 2.05%    4.83% ot 6.36%
   2004                                       201,893  1.24 to 1.26      254,303     0.00%    1.20% to 1.65%    3.98% to 5.50%
Van Kampen Growth and Income
   2008                                     2,383,791  0.99 to 1.16    2,749,148     1.80%    1.20% to 1.95%  -34.19% to -33.02%
   2007                                     2,351,636  1.48 to 1.72    4,049,042     1.30%    1.20% to 2.05%    -0.47% to 1.29%
   2006                                     2,218,664  1.48 to 1.72    3,771,279     0.86%    1.20% to 2.05%   13.63% to 14.59%
   2005                                     1,668,652  1.30 to 1.51    2,475,426     0.63%    1.20% to 2.05%    6.86% to 8.41%
   2004                                       729,450  1.36 to 1.39      998,169     0.50%    1.20% to 1.85%   11.14% to 12.76%
Van Kampen UIF Emerging Markets Equity
   2008                                     2,528,192      0.41        1,046,315     0.00%    1.20% to 2.50%  -58.00% to -57.26%
   2007 (e)                                   560,416      0.97          542,659     0.00%    1.20% to 2.05%   -3.55% to -3.17%
Van Kampen UIF US Mid Cap Value
   2008                                        27,235      0.55           14,939     0.98%    1.20% to 1.70%  -43.13% to -42.12%
   2007 (e)                                     3,000      0.95            2,840     0.00%         1.20%            -5.19%
Ivy Funds VIP Balanced
   2008                                    42,031,930  0.94 to 4.06  104,444,512     0.10%    0.15% to 2.40%  -23.30% to -21.12%
   2007                                    50,447,892  1.21 to 5.15  162,224,826     1.31%    0.15% to 2.40%   10.34% to 13.49%
   2006                                    58,000,608  1.08 to 4.54  171,844,690     1.29%    0.15% to 2.40%    8.58% to 11.04%
   2005                                    67,925,793  0.99 to 4.09  192,091,468     1.15%    0.15% to 2.40%    2.27% to 4.86%
   2004                                    79,627,064  0.95 to 3.90  228,371,804     1.39%    0.15% to 2.40%    6.06% to 8.77%
Ivy Funds VIP Growth
   2008                                   105,047,013  0.55 to 3.15  134,044,256     0.00%    0.15% to 2.70%  -38.13% to -36.37%
   2007                                   103,557,941  0.87 to 5.00  220,888,130     0.00%    0.15% to 2.70%   22.13% to 25.62%
   2006                                    96,900,539  0.70 to 4.03  181,963,428     0.00%    0.15% to 2.40%    2.55% to 4.88%
   2005                                    83,103,450  0.68 to 3.88  176,693,639     0.00%    0.15% to 2.40%    8.33% to 11.06%
   2004                                    79,382,363  0.62 to 3.53  175,548,922     0.27%    0.15% to 2.35%    0.61% to 4.92%
Ivy Funds VIP International Value
   2008                                    91,548,635  0.59 to 3.08  143,413,748     0.50%    0.15% to 2.70%  -43.94% to -42.35%
   2007                                    90,422,803  1.05 to 5.35  260,930,590     1.61%    0.15% to 2.70%    6.67% to 9.71%
   2006                                    86,511,798  1.63 to 4.87  244,925,985     2.42%    0.15% to 2.65%   26.24% to 29.42%
   2005                                    84,552,153  1.29 to 3.77  198,919,230     2.13%    0.15% to 2.65%    8.26% to 11.00%
   2004                                    75,725,803  1.18 to 3.39  176,860,398     1.10%    0.15% to 2.65%   18.36% to 22.49%
Ivy Funds VIP Small Cap Growth
   2008                                    37,529,732  0.87 to 1.90   44,094,242     0.00%    0.15% to 2.50%  -40.95% to -39.27%
   2007                                    41,103,063  1.45 to 3.13   82,811,851     0.00%    0.15% to 2.70%   10.20% to 13.35%
   2006                                    44,322,293  1.26 to 2.76   83,041,675     0.00%    0.15% to 2.40%    2.57% to 4.90%
   2005                                    46,104,272  1.23 to 2.63   87,797,909     0.00%    0.15% to 2.40%    9.94% to 12.71%
   2004                                    46,293,461  1.11 to 2.34   83,836,348     0.00%    0.15% to 2.40%   11.26% to 14.12%
Ivy Funds VIP Value
   2008                                    59,158,482  0.80 to 1.99   61,756,776     0.24%    0.15% to 2.40%  -35.74% to -33.91%
   2007                                    57,900,115  1.22 to 3.01   96,870,414     1.00%    0.15% to 2.40%    -1.08% to 1.74%
   2006                                    49,926,067  1.21 to 2.96   90,006,872     1.81%    0.15% to 2.40%   14.12% to 16.71%
   2005                                    45,637,820  1.05 to 2.54   78,226,417     1.44%    0.15% to 2.40%    1.70% to 4.27%
   2004                                    40,557,151  1.02 to 2.43   74,124,351     1.07%    0.15% to 2.40%   10.55% to 14.53%
Ivy Funds VIP Micro-Cap Growth
   2008                                    10,701,507  0.77 to 1.17    9,901,671     0.00%    0.15% to 2.40%  -49.55% to -48.11%
   2007                                    11,925,622  1.52 to 2.27   21,848,302     0.00%    0.15% to 2.40%    3.37% to 6.33%
   2006                                    13,123,570  1.44 to 2.16   23,131,863     0.00%    0.15% to 2.40%    9.61% to 12.10%
   2005                                    13,625,768  1.31 to 1.95   22,102,445     0.00%    0.15% to 2.40%   17.72% to 20.69%
   2004                                    13,551,857  1.11 to 1.63   18,880,273     0.00%    0.15% to 2.40%    7.17% to 11.83%
Ivy Funds VIP Small Cap Value
   2008                                    44,946,126  0.71 to 1.58   53,397,984     0.19%    0.15% to 2.70%  -28.29% to -26.24%
   2007                                    47,271,321  0.99 to 2.14   78,856,874     0.01%    0.15% to 2.70%   -6.93% to -4.27%
   2006                                    40,639,526  1.30 to 2.24   74,928,999     5.63%    0.15% to 2.40%   14.08% to 16.67%
   2005                                    37,056,963  1.14 to 1.94   61,221,795     0.00%    0.15% to 2.40%    1.43% to 3.99%
   2004                                    29,511,761  1.12 to 1.89   49,789,092     0.00%    0.15% to 2.40%   11.62% to 14.85%

Ivy Funds VIP Core Equity
   2008                                    16,559,284  0.71 to 1.06   15,463,823     0.18%    0.15% to 2.30%  -36.67% to -34.87%
   2007                                    17,320,461  1.11 to 1.65   24,728,855     0.67%    0.15% to 2.30%   10.69% to 13.86%
   2006                                    15,585,074  0.98 to 1.46   19,334,568     0.96%    0.15% to 2.35%   14.28% to 16.81%
   2005                                    14,310,373  0.85 to 1.27   14,988,107     0.36%    0.15% to 2.35%    6.17% to 8.84%
   2004                                    13,227,660  0.79 to 1.18   12,366,101     0.65%    0.15% to 2.35%    6.70% to 9.40%
Ivy Funds VIP Asset Strategy
   2008                                    55,058,194  1.68 to 1.80   97,714,391     0.42%    0.15% to 2.50%  -27.96% to -26.68%
   2007                                    52,183,053  2.28 to 2.46  126,457,794     0.76%    0.15% to 2.40%   39.90% to 42.39%
   2006                                    38,914,368  1.62 to 1.73   66,306,387     2.99%    0.15% to 2.40%   17.31% to 18.72%
   2005                                    19,144,029  1.38 to 1.45   27,458,131     1.52%    0.15% to 2.40%   21.03% to 22.80%
   2004                                     4,443,666  1.14 to 1.18    5,177,416     2.85%    0.15% to 2.40%   10.34% to 14.63%
Ivy Funds VIP International Growth
   2008                                    14,959,893  1.05 to 1.20   16,233,840     0.26%    1.20% to 2.65%  -43.83% to -42.84%
   2007                                    14,528,126  1.84 to 2.09   27,733,328     0.63%    1.20% to 2.65%   17.75% to 19.84%
   2006                                    11,709,857  1.49 to 1.75   18,821,964     0.76%    1.20% to 2.65%   17.83% to 19.55%
   2005                                     7,476,234  1.26 to 1.46   10,108,539     3.02%    1.20% to 2.65%   13.44% to 15.09%
   2004                                     3,475,303  1.11 to 1.27    4,150,552     1.14%    1.20% to 2.65%   11.02% to 12.64%
Ivy Funds VIP Science & Technology
   2008                                    19,133,648  0.70 to 1.25   22,555,230     0.00%    1.20% to 2.70%  -35.82% to -34.68%
   2007                                    19,221,599  1.08 to 1.92   34,784,341     0.00%    1.20% to 2.70%   20.73% to 22.88%
   2006                                    15,322,356  1.39 to 1.56   22,515,381     0.00%    1.20% to 2.35%    5.37% to 6.59%
   2005                                    11,385,674  1.32 to 1.46   15,714,685     0.00%    1.20% to 2.35%   14.19% to 15.85%
   2004                                     4,863,259  1.15 to 1.26    5,848,726     0.00%    1.20% to 2.35%   13.21% to 16.26%
Ivy Funds VIP Bond
   2008                                    29,782,793  1.04 to 1.10   32,722,740     0.08%    1.25% to 2.35%   -2.02% to -0.94%
   2007                                    30,228,563  1.07 to 1.11   33,525,609     5.19%    1.25% to 2.35%    3.20% to 4.35%
   2006                                    15,061,603   1.03 to1.06   16,008,249     6.50%    1.25% to 2.35%    1.83% to 2.95%
   2005                                     7,049,914  1.01 to 1.03    7,278,080     7.21%    1.25% to 2.35%    -0.74% to 0.36%
   2004                                     2,028,373  1.02 to 1.03    2,086,600    17.28%    1.25% to 2.35%    2.12% to 2.86%
Ivy Funds VIP Dividend Income
   2008                                    10,923,693  0.96 to 1.01   11,085,937     0.08%    1.25% to 2.35%  -37.41% to -36.71%
   2007                                     9,777,825  1.54 to 1.60   15,679,135     1.03%    1.25% to 2.35%   13.99% to 15.26%
   2006                                     6,955,649  1.35 to 1.39    9,676,972     1.61%    1.25% to 2.35%   13.23% to 14.48%
   2005                                     4,462,148  1.19 to 1.22    5,422,956     1.50%    1.25% to 2.35%   10.41% to 11.63%
   2004 (a)                                 1,747,164  1.08 to 1.09    1,902,163     2.00%    1.25% to 2.35%    8.08% to 8.86%
Ivy Funds VIP High Income
   2008                                    26,272,087  0.89 to 0.94   24,628,412     0.63%    1.25% to 2.35%  -23.64% to -22.79%
   2007                                    26,091,156  1.17 to 1.21   31,678,297     9.41%    1.25% to 2.35%    1.44% to 2.56%
   2006                                    16,649,803  1.15 to 1.18   19,709,878     9.28%    1.25% to 2.35%    7.71% to 8.90%
   2005                                    10,011,438  1.07 to 1.09   10,882,992    10.51%    1.25% to 2.35%    0.17% to 1.27%
   2004 (a)                                 3,775,548      1.07        4,052,569    22.73%    1.25% to 2.35%    6.55% to 7.33%
Ivy Funds VIP Money Market
   2008                                    12,102,007  1.04 to 1.08   13,121,956     2.10%    1.25% to 2.10%    -0.20% to 0.91%
   2007                                     9,354,619  1.04 to 1.07   10,051,617     4.49%    1.25% to 2.10%    2.18% to 3.31%
   2006                                     5,235,493  1.02 to 1.04    5,445,238     4.40%    1.25% to 2.35%    1.91% to 3.04%
   2005                                     1,255,883  1.00 to 1.01    1,267,807     2.46%    1.25% to 2.35%    0.13% to 1.23%
   2004 (a)                                 1,211,226  0.99 to 1.00    1,207,920     0.79%    1.25% to 2.35%   -1.00% to -0.27%
Ivy Funds VIP Mortgage Securities
   2008                                    13,205,205  0.93 to 0.98   12,880,886     0.91%    1.25% to 2.35%  -13.02% to -12.06%
   2007                                    12,734,823  1.07 to 1.11   14,124,771     4.38%    1.25% to 2.35%    0.99% to 2.11%
   2006                                    11,476,714  1.01 to 1.09   12,466,176     3.95%    1.25% to 2.35%    2.35% to 3.48%
   2005                                    15,654,716  1.03 to 1.05   16,432,550     3.53%    1.25% to 2.35%    -0.37% to 0.73%
   2004 (b)                                16,466,798      1.04       17,159,418     2.11%    1.25% to 2.35%    3.51% to 4.19%
Ivy Funds VIP Real Estate Securities
   2008                                     8,601,495  0.92 to 0.97    8,340,289     0.63%    1.25% to 2.35%  -37.53% to -36.84%
   2007                                     7,952,898  1.48 to 1.53   12,208,099     0.60%    1.25% to 2.35%  -18.03% to -17.11%
   2006                                     6,708,389  1.80 to 1.85   12,424,627     1.57%    1.25% to 2.35%   27.07% to 28.47%
   2005                                     4,922,247  1.42 to 1.44    7,096,518     0.96%    1.25% to 2.35%    8.26% to 9.46%
   2004 (b)                                 7,248,663  1.31 to 1.32    9,546,752     0.77%    1.25% to 2.35%   30.82% to 31.68%

Ivy Funds VIP Global Natural Resources
   2008                                    22,924,839  0.80 to 0.84   19,153,273     1.43%    1.20% to 2.50%  -62.59% to -61.92%
   2007                                    19,598,260  2.13 to 2.20   43,008,879     0.03%    1.20% to 2.45%   39.31% to 41.78%
   2006                                    14,086,394  1.52 to 1.55   21,801,639     4.75%    1.20% to 2.35%   22.59% to 24.00%
   2005 (c)                                 6,075,228  1.24 to 1.25    7,594,590     0.00%    1.20% to 2.35%   23.85% to 25.03%
Ivy Funds VIP Mid Cap Growth
   2008                                     9,581,809  0.87 to 0.90    8,655,382     0.03%    1.20% to 2.35%  -38.09% to -36.99%
   2007                                     8,723,502  1.39 to 1.44   12,512,092     0.02%    1.20% to 2.35%    9.32% to 11.27%
   2006                                     6,455,194  1.27 to 1.29    8,325,225     0.48%    1.20% to 2.35%    5.62% to 7.27%
   2005 (c)                                 3,647,055  1.19 to 1.20    4,387,548     0.00%    1.20% to 2.35%   19.16% to 20.33%
Ivy Funds VIP Energy
   2008                                     5,993,076  0.71 to 0.73    4,401,263     0.10%    1.25% to 2.35%  -47.40% to -46.82%
   2007                                     4,393,771  1.36 to 1.38    6,067,334     0.46%    1.25% to 2.15%   47.78% to 49.43%
   2006 (d)                                 2,952,660  0.92 to 0.92    2,729,073     0.60%    1.25% to 2.35%   -8.27% to -7.59%
Ivy Funds VIP Pathfinder Aggressive
   2008 (f)                                 1,105,277  0.72 to 0.73      804,674     0.00%    1.25% to 2.10%   -27.73% to -24.6%
Ivy Funds VIP PathfinderConservative
   2008 (f)                                 4,122,218      0.86        3,546,357     0.00%    1.25% to 2.10%  -14.61% to -11.87%
Ivy Funds VIP Pathfinder Moderate
   2008 (f)                                29,480,212      0.79       23,397,108     0.00%    1.25% to 1.90%  -21.22% to -19.58%
Ivy Funds VIP Pathfinder Moderately
   Aggressive
   2008 (f)                                57,193,538      0.76       43,493,673     0.00%    1.25% to 1.90%  -24.52% to -20.55%
Ivy Funds VIP Pathfinder Moderately
   Conservative
   2008 (f)                                12,615,852      0.83       10,450,054     0.00%    1.25% to 1.75%   -17.78% to -14.7%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and administrative charges, that result in direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

** This ratio represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. Investment options with a date notation indicate the effective date of that investment option in the variable account.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in the a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a)  Period from May 3, 2004 (commencement of operations) to December 31, 2004.

(b)  Period from May 27, 2004 (commencement of operations) to December 31, 2004.

(c)  Period from May 2, 2005 (commencement of operations) to December 31, 2005.

(d)  Period from May 1, 2006 (commencement of operations) to December 31, 2006.

(e) Period from October 12, 2007 (commencement of operations) to December 31, 2007.

(f)  Period from May 1, 2008 (commencement of operations) to December 31, 2008.

                        MINNESOTA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS
                           AND SUPPLEMENTARY SCHEDULES

                        DECEMBER 31, 2008, 2007 AND 2006

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Minnesota Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Minnesota Life Insurance Company and subsidiaries (collectively, the Company) as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

/s/ KPMG LLP

March 9, 2009

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007
                                 (In thousands)

                                                                                         2008          2007
                                                                                     -----------   -----------
ASSETS
   Fixed maturity securities:
      Available-for-sale, at fair value (amortized cost $6,476,721 and $6,014,185)   $ 5,848,958   $ 6,054,128
   Equity securities, at fair value (cost $348,897 and $493,747)                         350,561       599,660
   Mortgage loans, net                                                                 1,250,198     1,247,183
   Finance receivables, net                                                              185,317       178,318
   Policy loans                                                                          334,986       321,063
   Private equity investments (cost $436,365 and $339,341)                               475,016       410,649
   Fixed maturity securities on loan, at fair value (amortized cost $194,767 and
      $596,078)                                                                          216,753       612,118
   Equity securities on loan, at fair value (cost $35,039 and $50,335)                    36,950        61,665
   Derivative instruments                                                                 57,413        11,584
   Other invested assets                                                                  27,045        25,838
                                                                                     -----------   -----------
      Total investments                                                                8,783,197     9,522,206
   Cash and cash equivalents                                                             576,899       265,921
   Securities held as collateral                                                         214,604       683,004
   Deferred policy acquisition costs                                                   1,025,970       894,350
   Accrued investment income                                                              87,187        83,336
   Premiums and fees receivable                                                          182,769       171,778
   Property and equipment, net                                                            85,608        85,798
   Income tax recoverable:
      Current                                                                             73,289            --
      Deferred                                                                           157,570            --
   Reinsurance recoverables                                                              849,609       820,111
   Goodwill and intangible assets, net                                                    38,552        35,532
   Other assets                                                                           60,471        72,145
   Separate account assets                                                             9,239,747    13,715,402
                                                                                     -----------   -----------
         Total assets                                                                $21,375,472   $26,349,583
                                                                                     ===========   ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy and contract account balances                                              $ 5,405,450   $ 5,115,381
   Future policy and contract benefits                                                 2,543,458     2,163,189
   Pending policy and contract claims                                                    290,344       263,009
   Other policyholder funds                                                              719,001       690,770
   Policyholder dividends payable                                                         44,363        44,320
   Unearned premiums and fees                                                            282,016       265,058
   Pension and other postretirement benefits                                             215,236       112,860
   Income tax liability:
      Current                                                                                 --        18,257
      Deferred                                                                                --       160,112
   Other liabilities                                                                     422,944       389,519
   Notes payable                                                                         125,000       125,000
   Securities lending collateral                                                         271,667       693,048
   Separate account liabilities                                                        9,239,747    13,715,402
                                                                                     -----------   -----------
      Total liabilities                                                               19,559,226    23,755,925
                                                                                     -----------   -----------
Stockholder's equity:
   Common stock, $1 par value, 5,000,000 shares authorized, issued and outstanding         5,000         5,000
   Additional paid in capital                                                            179,522        95,632
   Accumulated other comprehensive income (loss)                                        (420,447)      116,573
   Retained earnings                                                                   2,052,171     2,376,453
                                                                                     -----------   -----------
      Total stockholder's equity                                                       1,816,246     2,593,658
                                                                                     -----------   -----------
         Total liabilities and stockholder's equity                                  $21,375,472   $26,349,583
                                                                                     ===========   ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (In thousands)

                                                          2008         2007          2006
                                                       ----------   ----------    ---------
Revenues:
   Premiums                                            $1,862,276   $1,467,991    $1,308,939
   Policy and contract fees                               503,990      486,956       447,419
   Net investment income                                  529,216      522,370       500,400
   Net realized investment gains (losses)                (483,871)      48,255        53,403
   Finance charge income                                   53,286       49,755        44,792
   Commission income                                       73,623       69,602        64,983
   Other income                                            27,759       18,938        23,550
                                                       ----------   ----------    ----------
      Total revenues                                    2,566,279    2,663,867     2,443,486
                                                       ----------   ----------    ----------
Benefits and expenses:
   Policyholder benefits                                1,853,322    1,441,876     1,314,341
   Interest credited to policies and contracts            289,189      279,325       269,053
   General operating expenses                             482,556      464,573       413,174
   Commissions                                            176,009      158,927       159,545
   Administrative and sponsorship fees                     64,400       62,043        59,279
   Dividends to policyholders                              10,891       10,412        10,154
   Interest on notes payable                               10,419       10,301        10,318
   Amortization of deferred policy acquisition costs      237,581      176,183       177,807
   Capitalization of policy acquisition costs            (218,047)    (216,730)     (217,447)
                                                       ----------   ----------    ----------
      Total benefits and expenses                       2,906,320    2,386,910     2,196,224
                                                       ----------   ----------    ----------
         Income (loss) from operations before taxes      (340,041)     276,957       247,262
   Income tax expense (benefit):
      Current                                             (71,898)      70,600        72,736
      Deferred                                            (19,638)      10,544        (1,084)
                                                       ----------   ----------    ----------
         Total income tax expense (benefit)               (91,536)      81,144        71,652
                                                       ----------   ----------    ----------
            Net income (loss)                          $ (248,505)  $  195,813    $  175,610
                                                       ==========   ==========    ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (In thousands)

                                                                           ACCUMULATED
                                                             ADDITIONAL       OTHER                        TOTAL
                                                    COMMON     PAID IN    COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                                     STOCK     CAPITAL    INCOME (LOSS)    EARNINGS        EQUITY
                                                    ------   ----------   -------------   ----------   -------------
2006:
   Balance, beginning of year                       $5,000    $ 81,632      $ 140,106     $2,091,380     $2,318,118
      Comprehensive income:
         Net income                                     --          --             --        175,610        175,610
         Other comprehensive income                     --          --         18,125             --         18,125
                                                                                                         ----------
            Total comprehensive income                                                                      193,735
      Dividends to stockholder                          --          --             --        (65,805)       (65,805)
                                                    ------    --------      ---------     ----------     ----------
   Balance, end of year                             $5,000    $ 81,632      $ 158,231     $2,201,185     $2,446,048
                                                    ======    ========      =========     ==========     ==========
2007:
   Balance, beginning of year                       $5,000    $ 81,632      $ 158,231     $2,201,185     $2,446,048
      Comprehensive income:
         Net income                                     --          --             --        195,813        195,813
         Other comprehensive loss                       --          --        (19,076)            --        (19,076)
                                                                                                         ----------
            Total comprehensive income                                                                      176,737
      Changes in accounting principle                                         (22,582)        (4,645)       (27,227)
      Dividends to stockholder                          --          --             --        (15,900)       (15,900)
      Contributions to additional paid in capital       --      14,000             --             --         14,000
                                                    ------    --------      ---------     ----------     ----------
   Balance, end of year                             $5,000    $ 95,632      $ 116,573     $2,376,453     $2,593,658
                                                    ======    ========      =========     ==========     ==========
2008:
   Balance, beginning of year                       $5,000    $ 95,632      $ 116,573     $2,376,453     $2,593,658
      Comprehensive loss:
         Net loss                                       --          --             --       (248,505)      (248,505)
         Other comprehensive loss                       --          --       (537,109)            --       (537,109)
                                                                                                         ----------
            Total comprehensive loss                                                                       (785,614)
      Changes in accounting principle                   --          --             89         (1,277)        (1,188)
      Dividends to stockholder                          --          --             --        (74,500)       (74,500)
      Contributions to additional paid in capital       --      83,890             --             --         83,890
                                                    ------    --------      ---------     ----------     ----------
   Balance, end of year                             $5,000    $179,522      $(420,447)    $2,052,171     $1,816,246
                                                    ======    ========      =========     ==========     ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (In thousands)

                                                                    2008           2007           2006
                                                                -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                               $  (248,505)   $   195,813    $   175,610
Adjustments to reconcile net income (loss) to net cash
   provided by (used for) operating activities:
      Interest credited to annuity and insurance contracts          258,007        247,577        247,040
      Fees deducted from policy and contract balances              (338,399)      (425,291)      (415,193)
      Change in future policy benefits                              295,464         22,616         59,662
      Change in other policyholder liabilities, net                  13,718         45,024         55,994
      Amortization of deferred policy acquisition costs             237,581        176,183        177,807
      Capitalization of policy acquisition costs                   (218,047)      (216,730)      (217,447)
      Change in premiums and fees receivable                        (10,990)       (17,239)       (10,975)
      Deferred tax provision                                        (19,638)        10,447         (1,084)
      Change in income tax assets / liabilities - current           (91,547)        (5,073)         2,687
      Net realized investment losses (gains)                        483,871        (48,255)       (53,403)
      Change in reinsurance recoverables                            (29,498)       (32,104)       (43,548)
      Other, net                                                    (12,060)        (9,348)        42,974
                                                                -----------    -----------    -----------
         Net cash provided by (used for) operating activities       319,957        (56,380)        20,124
                                                                -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of:
   Fixed maturity securities                                      1,530,573        945,590        988,202
   Equity securities                                                379,806        604,148        558,248
   Private equity investments                                        26,065         72,265         50,154
   Derivative instruments                                           120,445          1,438         (2,052)
   Other invested assets                                                901            552          2,567
Proceeds from maturities and repayments of:
   Fixed maturity securities                                        570,415        774,909        918,091
   Mortgage loans                                                   109,559         76,606         91,063
Purchases and originations of:
   Fixed maturity securities                                     (2,434,610)    (1,811,777)    (2,164,474)
   Equity securities                                               (265,118)      (438,236)      (446,201)
   Mortgage loans                                                  (112,527)      (189,938)      (204,361)
   Private equity investments                                      (110,756)       (93,322)       (75,117)
   Derivative instruments                                          (127,450)        (1,908)           (12)
   Other invested assets                                                (79)        (1,206)          (286)
Finance receivable originations or purchases                       (131,565)      (138,901)      (129,808)
Finance receivable principal payments                               116,363        116,286        107,796
Securities in transit                                                38,598          3,041         15,637
Other, net                                                          (40,981)       (62,202)       (42,021)
                                                                -----------    -----------    -----------
         Net cash used for investing activities                    (330,361)      (142,655)      (332,574)
                                                                -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits credited to annuity and insurance contracts              2,551,249      2,342,490      2,172,597
Withdrawals from annuity and insurance contracts                 (2,171,046)    (2,116,797)    (1,932,688)
Change in amounts drawn in excess of cash balances                   (1,834)        55,452             --
Contributed capital                                                  11,307         14,000             --
Dividends paid to stockholder                                       (74,500)       (10,500)       (65,000)
Other, net                                                            6,206         15,236         18,333
                                                                -----------    -----------    -----------
         Net cash provided by financing activities                  321,382        299,881        193,242
                                                                -----------    -----------    -----------
Net increase (decrease) in cash and cash equivalents                310,978        100,846       (119,208)
Cash and cash equivalents, beginning of year                        265,921        165,075        284,283
                                                                -----------    -----------    -----------
Cash and cash equivalents, end of year                          $   576,899    $   265,921    $   165,075
                                                                ===========    ===========    ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2008, 2007 AND 2006

(1)  NATURE OF OPERATIONS

     ORGANIZATION AND DESCRIPTION OF BUSINESS

     The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc.) and its wholly-owned subsidiaries, Personal Finance Company LLC, Enterprise Holding Corporation, Securian Life Insurance Company (Securian Life), and Allied Solutions, LLC. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

     The Company, which primarily operates in the United States, has divided its businesses into four strategic business units, which focus on various markets: Individual Financial Security, Financial Institution Group, Group Insurance, and Retirement. Revenues, including net realized investment gains and losses, for these strategic business units and revenues reported by the Company's subsidiaries and corporate product line, for the years ended December 31 were as follows:

IN THOUSANDS                                 2008         2007         2006
---------------------------------------   ----------   ----------   ----------
Individual Financial Security             $  427,726   $  465,296   $  450,164
Financial Institution Group                  294,932      295,030      288,028
Group Insurance                            1,424,342    1,327,203    1,166,882
Retirement                                   447,154      331,408      335,327
                                          ----------   ----------   ----------
   Total strategic business units          2,594,154    2,418,937    2,240,401
Subsidiaries and corporate product line      (27,875)     244,930      203,085
                                          ----------   ----------   ----------
      Total                               $2,566,279   $2,663,867   $2,443,486
                                          ==========   ==========   ==========

     The Company serves over nine million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

     The Company sold its wholly-owned subsidiary, Northstar Life Insurance Company (Northstar), a New York domiciled life insurance company, to an unaffiliated insurance company on July 1, 2007. Prior to the sale transaction, a majority of the Northstar policies and contracts were transferred to Securian Life via an assumption reinsurance transaction effective June 30, 2007. The remaining policies and contracts within Northstar after the sale were 100% reinsured to Securian Life via a coinsurance agreement with an effective date of July, 1 2007. Northstar had total revenues of $3,605,000 and $7,307,000 included in the consolidated statements of operations for the years ended 2007 and 2006, respectively. The sale of Northstar did not have a material impact on the consolidated results of operations or financial position of the Company.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

     The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements, and such changes in estimates are generally recorded in the consolidated statements of operations in the period in which they are made.

     The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, valuation of and impairment losses on investments, valuation allowances or impairments for mortgage loans on real estate, income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

     INSURANCE REVENUES AND EXPENSES

     Premiums on traditional life insurance products, which include individual whole life and term insurance and immediate annuities, are recognized as revenue when due. For accident and health and group life insurance products, premiums are recognized as revenue over the contract period when earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policyholder benefits and the amortization of deferred policy acquisition costs.

     Nontraditional life insurance products include individual adjustable life, universal life and variable life insurance and group universal and variable universal life insurance. Revenue from nontraditional life insurance products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to the emergence of estimated gross profits.

     Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that have not yet been received and posted are included in premiums and fees receivable on the consolidated balance sheets.

     Certain nontraditional life insurance products, specifically individual adjustable and variable life insurance, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profits.

     COMMISSION INCOME

     Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy. Commissions are refunded on cancelled policies based on the unearned portion of the premium payments.

     Commission income on investment related products is recognized on the date of sale. Related commission expense due to agents on such sales is also recognized on the date of sale.

     ADMINISTRATIVE AND SPONSORSHIP FEES

     The Company pays administrative fees to financial institutions for administrative duties performed including, but not limited to, collection and remittance of premium, assistance with premium billing, communication with loan customers and other additional clerical functions. The expense is estimated and accrued on a quarterly basis based on recent historical experience and is trued up at each profit sharing year-end which occur throughout the year. The Company also pays certain financial institutions sponsorship fees which are primarily based on the loss experience of the business placed by the financial institution with the Company.

     VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

     Fixed maturity securities, which may be sold prior to maturity and include fixed maturities on loan, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted using the interest yield method. The Company recognizes the excess of all cash flows over the initial investment attributable to its beneficial interest in asset-backed securities estimated at the acquisition/transaction date as interest income over the life of the Company's beneficial interest using the effective interest yield method. The Company does not accrete the discount for fixed maturity securities that are in default.

     The Company uses book value as cost for applying the retrospective adjustment method to loan-backed fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained using a commercial software application or internal estimates.

     Marketable equity securities are generally classified as available-for-sale and are carried at fair value. Mutual funds and exchange-traded fund (ETF) investments in select asset classes that are sub-advised are carried at the fair value of the underlying net assets of the funds. The Company also invests in non-marketable equity securities that are not classified as available-for-sale and are carried at cost, which approximates fair value. As of December 31, 2008 and 2007, respectively, the Company had $10,000,000 and $0 of non-marketable equity securities.

     Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred income tax, reported as a separate component of accumulated other comprehensive income (loss) in stockholder's equity.

     Mortgage loans are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the effective interest yield method.

     Private equity investments in limited partnerships are carried on the consolidated balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, and adjusted for any distributions received (equity method accounting). In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Any adjustments recorded directly to the stockholders' equity of the investee are recorded, based on the Company's ownership share, as unrealized gains or losses. The valuation of private equity investments is recorded based on the partnership financial statements from the previous quarter plus contributions and distributions during the fourth quarter. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity.

     Fair values of fixed maturity securities are based on quoted market prices when available. Fair values of marketable equity securities are based on quoted market prices.

     For fixed maturity securities where quoted market prices are not available, generally private placement securities, securities that do not trade regularly, and embedded derivatives included in such securities, an internally developed pricing model using a commercial software application is most often used. The matrix pricing model is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is applied to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security.

     As of December 31, 2008, 85.3% of fixed maturity fair values were obtained from quoted market prices, 14.0% from the internal methods described above and 0.7% from other sources, primarily broker bids. As of December 31, 2007, 84.6% of fixed maturity fair values were obtained from quoted market prices, 14.6% from the internal methods described above and 0.8% from other sources, primarily broker bids. Due to extreme volatility in the fixed maturity markets beginning in late 2007 and throughout 2008, the Company performed additional procedures to ensure fair values obtained as of December 31, 2008 and 2007 were appropriate. The additional procedures were primarily performed on fixed maturities where the fair value obtained was less than 90% of par value which supplemented the Company's routine review of the securities valued between 90% and par. For these securities, the additional procedures performed included: review of price history and ratings, comparison of original projected returns to actual returns, analysis of underlying collateral, and documentation supporting the valuation used. During 2008, the Company also subscribed to a secondary third-party pricing service to ensure security prices recorded were reasonable. For securities that had varying prices over a certain threshold, the Company performed additional research to determine an appropriate price.

     Real estate is carried at cost less accumulated depreciation.

     For non-structured fixed maturity securities, the Company recognizes interest income using the interest method without anticipating the impact of prepayments. The Company recognizes dividend income on equity securities upon the declaration of the dividend.

     For structured securities, excluding interest-only securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from outside service providers or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income.

     Policy loans are carried at the unpaid principal balance.

     Cash and cash equivalents are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

     A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable and is recorded in other liabilities on the consolidated balance sheets as discussed in detail in note 14. The use of restricted funds is limited to the satisfaction of the unremitted premiums payable owed to the underwriter.

     The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $19,792,000 and $15,194,000 at December 31, 2008 and 2007, respectively.

     Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-offs. The interest rates on the receivables outstanding at December 31, 2008 and 2007 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2008 and 2007 approximate the fair value at that date.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to elect hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. In general, these derivative instruments are used in the Company's efforts to attempt to manage risks relating to the variability of future earnings and cash flows caused by movements in foreign currency exchange rates and changes in the capital market and interest rates. For economic hedges, the Company documents all its risk-management objectives and strategies for entering into various hedge transactions. Derivative instruments are carried at fair value, with changes in fair value of derivative instruments and hedged items recorded in net realized investment gains or, in the case of certain life insurance product hedging, in policyholder benefits in the consolidated statements of operations. Derivative instrument fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties. Interest income generated by derivative instruments is reported in net realized investment gains in the consolidated statements of operations.

     Several life insurance and annuity products in the Company's liability portfolio contain investment guarantees that either are embedded derivatives under FASB Statement No. 133 (FAS 133), ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES and related amendments and interpretations, or create economic exposure to equity and interest rate risks. These guarantees take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products. The Company uses economic hedges including futures contracts, interest rate swaps and exchange traded options, in its efforts to minimize the financial risk associated with these product guarantees.

     The Company entered into certain interest rate futures contracts to attempt to manage duration risk within certain total return managed portfolios within the general account. Due to the immateriality of the derivatives, the Company chose not to elect hedge accounting.

     In 2007, the Company utilized put options to partially hedge, on an economic basis, a known future stock distribution from one of its private equity investments. The subsequent distribution in 2007 resulted in the exercising of the put options and resulted in a $5,067,000 net realized investment gain. No similar hedging activity was initiated in 2008.

     The Company also enters into certain foreign currency derivative instruments that do not meet hedge accounting criteria. The primary purpose of these hedging activities is to manage the foreign exchange risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios. The Company uses short-duration spot contracts in its efforts to mitigate this risk.

     In 2008, the Company entered into a forward currency contract designed to mitigate currency risk exposure due to general operating expenses that are expected to occur within the next 12 to 18 months. Additionally, the Company utilizes short-duration forward currency contracts to mitigate currency risk related to cash transactions resulting from the Company's foreign denominated investments.

     The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as derivative assets with the changes in fair value reported in net realized gains and losses. As of December 31, 2008 and 2007, the Company had certain TBA mortgage dollar roll securities in the amount of $30,906,000 and $10,912,000 classified as derivative instruments. For the years ended December 31 2008, 2007, and 2006, the change in fair value of these securities included in net realized investment gains was $366,000, $25,000 and $90,000, respectively.

     REALIZED AND UNREALIZED GAINS AND LOSSES

     Realized and unrealized gains and losses are determined using the specific security identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value. During these reviews, the Company evaluates many factors, including, but not limited to, the length of time and the extent to which the current fair value has been below the cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent and ability to hold the security, and current economic conditions. When the Company determines that an invested asset is other-than-temporarily impaired, the invested asset is written down to fair value and the amount of the impairment is included in net realized gains and losses on the consolidated statements of operations. The fair value then becomes the new cost basis of the investment and any subsequent recoveries in fair value are recognized at disposition.

     In January 2009, the Financial Accounting Standards Board (FASB) released FASB Financial Statement of Position EITF 99-20-1 (FSP EITF 99-20-1), AMENDMENTS TO THE IMPAIRMENT GUIDANCE OF EITF 99-20. The amended pronouncement removes the exclusive reliance on market participant estimates of future cash flows when determining potential other-than-temporary impairment and allows management to apply its own reasonable judgment in assessing whether an other-than temporary impairment has occurred. The application of this pronouncement was effective October 1, 2008 and the Company adopted the guidance on a prospective basis.

     Prior to the adoption of the amended guidance in EITF 99-20-1 on October 1, 2008, the Company's accounting policy for debt and equity securities that could be contractually prepaid or otherwise settled in a way that may have limited the Company's ability to fully recover the cost, was to record an other-than-temporary impairment unless the Company had both the ability and intent to hold the investment for a reasonable period of time and the security was expected to recover within a reasonable period of time. For debt securities with beneficial interests, the Company estimated cash flows using market participant estimates over the life of purchased beneficial interests in the securitized financial assets. If the Company's estimated fair value of its beneficial interests was not greater than or equal to its carrying value based on current information and events, and if there had been an adverse change in estimated cash flows since the last revised estimate, considering both timing and amount, the Company recognized an other-than-temporary impairment and recognized the purchased beneficial interest at the then current fair value. Following the adoption of EITF 99-20-1, the Company now considers both internal cash flow estimates as well as available third party information in determining the best estimates of cash flows over the life of purchased beneficial interests in the securitized financial assets.

     For non-structured debt securities, an other-than-temporary impairment is recorded when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will recover all amounts due under the contractual terms of the security. For equity securities, an other-than-temporary impairment is recorded when the Company does not have the ability and intent to hold the security until forecasted recovery, or if the forecasted recovery is not within a reasonable period.

     Equity securities that have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee's current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, all available-for-sale equity securities that have an unrealized loss position greater than $100,000 are reviewed based on the individual characteristics of the security. For all such equity security considerations, the Company further considers the likelihood of recovery within a reasonable period of time, as well as the intent and ability to hold such securities. Mutual funds and ETF investments are reviewed by analyzing the characteristics of the underlying investments and the outlook for the asset class along with the ability and intent to hold the investment.

     Private equity investments that have been in an unrealized loss position of greater than 20% for longer than two years are analyzed on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund.

     All other material unrealized losses are reviewed for any unusual event that may trigger an other-than-temporary impairment. Determination of the status of each analyzed investment as other-than-temporary or not is made based on these evaluations with documentation of the rationale for the decision.

     The Company may, from time to time, sell invested assets subsequent to the balance sheet date that were considered temporarily impaired at the balance sheet date for several reasons. The rationale for the change in the Company's ability and intent generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the balance sheet date, significant unforeseen changes in the Company's liquidity needs, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets subsequent to the balance sheet dates for either December 31, 2008 or 2007.

     Total other-than-temporary impairments for fixed maturity securities were $212,751,000, $37,500,000 and $31,356,000 for the years ended December 31,
     2008, 2007 and 2006, respectively.

     Total other-than-temporary impairments for equity securities for the years ended December 31, 2008, 2007 and 2006 were $76,792,000, $7,600,000 and $0 respectively.

     Total other-than-temporary impairments for private equity investments for the years ended December 31, 2008, 2007 and 2006 were $12,173,000, $5,470,000 and $10,868,000, respectively.

     The Company provides valuation allowances for impairments of mortgage loans on a specific identification basis. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral, if the loan is collateral dependent. Changes in the valuation allowance are recorded in net realized gains and losses on the consolidated statements of operations. No valuation allowances for mortgage loans were necessary as of December 31, 2008 and 2007. The change in valuation allowance was zero for the years ending December 31, 2008, 2007 and 2006.

     Impairment losses are recorded on investments in real estate and other long-lived assets used in operations when indicators of impairment are present, using undiscounted cash flows if available or independent market appraisals.

     SECURITIES LENDING

     The Company engages in securities lending whereby certain investments are loaned to other financial institutions for short periods of time. When these loan transactions occur, the lending broker provides cash collateral equivalent to 102% to 105% of the fair value of the loaned securities. This collateral is deposited with a lending agent who invests the collateral on behalf of the Company.

     The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the consolidated balance sheets as securities held as collateral and securities lending collateral, respectively. Securities on loan remain on the Company's consolidated balance sheets and interest and dividend income earned by the Company on loaned securities is recognized in net investment income on the consolidated statements of operations.

     Securities lending income is recorded in net investment income and was $1,285,000, $1,335,000, and $1,253,000 for the years ended December 31,
     2008, 2007, and 2006, respectively. Securities, consisting of equity securities and fixed maturity securities, were loaned to other financial institutions. Amounts loaned as of December 31, 2008 and 2007 were $253,703,000 and $673,783,000, respectively. As of December 31, 2008 and
     2007, the fair value of the collateral associated with securities lending was $214,604,000 and $683,004,000, respectively.

     The Company recognized other-than-temporary impairments of $47,019,000 and $10,044,000 on structured investment vehicles in default contained within its securities lending collateral portfolio for the years ended December 31, 2008 and 2007, respectively. These impairments are included in net realized investment gains (losses) on the consolidated statements of operations. The Company would be required to settle the amount of the impairment by either making a cash payment or purchasing the collateral securities at cost.

     SEPARATE ACCOUNTS

     Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and are reported at the fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected on the consolidated statements of operations except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and the activity related to guaranteed minimum death and withdrawal benefits.

     The Company periodically invests money in its separate accounts. At December 31, 2008 and 2007, the fair value of these investments included within equity securities on the consolidated balance sheets was $21,041,000 and $24,579,000, respectively.

     FINANCE CHARGE INCOME AND RECEIVABLES

     Finance charge income, arising from the Company's consumer finance operations, includes finance charges, interest, and fees on finance receivables which are recorded as earned. Accrued and uncollected finance charges, interest and fees are included in finance receivables on the consolidated balance sheets. The Company uses the interest (actuarial) method of accounting for unearned finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges and interest on smaller balance, homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual of finance charges is resumed when the loan is contractually less than 60 days past due. Late charges are accrued only if two or fewer late charges are due and unpaid. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 60 days or they are considered by management to be impaired.

     A loan is treated as impaired when, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Impaired loans are generally larger real estate secured loans that are 60 days past due. Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Large groups of homogenous installment receivables are collectively evaluated for impairment. When a loan is identified as impaired, interest accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

     An allowance for losses is maintained by direct charges to operations at an amount, which in management's judgment, based on a specific review of larger individual loans, the overall risk characteristics of the portfolio, changes in the character or size of the portfolio, the level of non-performing assets, historical losses and economic conditions, is adequate to absorb probable losses on existing receivables. The Company's general policy is to charge off accounts (net of unearned finance charges) when they are deemed uncollectible and in any event on which no collections were received during the preceding six months, except for certain accounts which have been individually reviewed by management and are deemed to warrant further collection effort.

     The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or properties. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and renewal business, after the effects of reinsurance, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs. Deferred policy acquisition costs (DAC) are subject to loss recognition and recoverability testing at least annually.

     For traditional life insurance, accident and health and group life insurance products, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     For nontraditional life insurance products and deferred annuities, DAC are amortized with interest over the expected life of the contracts in relation to the present value of estimated gross profits from investment, mortality and expense, and lapse margins. The Company reviews all assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account returns, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience.

     For future separate account returns, the Company utilizes a mean reversion process. The Company determines an initial starting date (anchor date) to which long-term separate account return assumption is applied in order to project an estimated mean return. The Company's future long-term separate account return assumption was 8% at December 31, 2008 and 2007. Factors regarding economic outlook, as reviewed by a third-party and internal investment experts, and management's current view of the capital markets along with a historical analysis of long term investment returns were considered in developing the Company's long-term separate account return assumption. If the actual separate account return varies from the long-term assumption, a modified yield assumption is projected over the next five years such that the mean return equals the long-term assumption. The modified yield assumption is not permitted to be negative or in excess of 15 percent during the five-year reversion period.

     As a result of the overall poor market performance in 2008, the Company determined that the anchor date used in the mean reversion process should be reset to December 31, 2008 to better reflect current market conditions and the Company's best estimate of DAC. Resetting the anchor date resulted in an additional loss of $15,280,000 in 2008.

     Changes in assumptions can have a significant impact on the amount of DAC reported for nontraditional life insurance products and deferred annuities, and the related amortization patterns. In the event actual experience differs from expected or future assumptions are revised to reflect management's new best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant. Any resulting impact to financial results from a change in an assumption is included in amortization of deferred policy acquisition costs on the consolidated statements of operations.

     DAC are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as disclosed in note 19. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other accumulated comprehensive income (loss) on the consolidated balance sheets.

     The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

     SALES INDUCEMENTS

     The Company defers sales inducements and amortizes them over the life of the policy utilizing the same methodology and assumptions used to amortize DAC. Deferred sales inducements are included in other assets on the consolidated balance sheets. The Company offers sales inducements for individual annuity products that credits the policyholder with a higher interest rate than the normal general account interest rate for the first year of the deposit and another sales inducement that offers an upfront bonus on variable annuities. Changes in deferred sales inducements for the periods ended December 31 were as follows:

IN THOUSANDS                    2008     2007
----------------------------   ------   ------
Balance at beginning of year   $3,121   $1,651
Capitalization                  4,950    1,499
Amortization and interest         201      (29)
                               ------   ------
Balance at end of year         $8,272   $3,121
                               ======   ======

     GOODWILL AND OTHER INTANGIBLE ASSETS

     In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, and is tested for impairment, at the reporting unit level, at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to:
     (1) a significant adverse change in legal factors or in business climate,
     (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The fair value of the reporting unit is estimated using a combination of the income, or discounted cash flows, approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

     The Company also evaluates the recoverability of other intangible assets with finite useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be determined as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

     SOFTWARE

     Computer software costs incurred for internal use are capitalized and amortized over a three to five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software and are included in property and equipment, net on the consolidated balance sheets. The Company had unamortized software costs of $37,896,000 and $35,686,000 as of December 31, 2008 and 2007, respectively, and amortized software expense of $13,714,000, $12,710,000 and $11,510,000 for the years ended December 31, 2008, 2007 and 2006, respectively.

     PROPERTY AND EQUIPMENT

     Property and equipment are carried at cost, net of accumulated depreciation of $114,081,000 and $108,335,000 at December 31, 2008 and 2007,
     respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2008, 2007, and 2006, was $12,136,000,
     $11,787,000, and $11,514,000, respectively.

     REINSURANCE

     Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

     POLICYHOLDER LIABILITIES

     Policy and contract account balances represent the net accumulation of funds associated with nontraditional life insurance products and deferred annuities. Additions to account balances include premiums, deposits and interest credited by the Company. Deductions to account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

     Future policy and contract benefits are comprised of reserves for traditional life insurance, group life insurance, accident and health products, and guarantees on certain deferred annuity contracts. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. Certain traditional life products are accounted for under AICPA Statement of Position 95-1, ACCOUNTING FOR CERTAIN INSURANCE ACTIVITIES OF MUTUAL LIFE INSURANCE ENTITIES. When estimating the expected gross margins for traditional life insurance products as of December 31, 2008, the Company has assumed an average rate of investment yields ranging from 5.82% to 6.06%.

     Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on securities as disclosed in note 19. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a required discount rate if the funds were reinvested at then current market interest rates instead of the then current effective portfolio rate implicit in the policy reserves.

     Pending policy and contract claims primarily represent amounts estimated for claims incurred but not reported and claims that have been reported but not settled. Such liabilities are estimated based upon the Company's historical experience and other actuarial assumptions that consider current developments and anticipated trends.

     Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

     PARTICIPATING BUSINESS

     Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2008 and 2007, the total participating business in force was $1,719,000,000 and $1,732,649,000, respectively. As a percentage of total life insurance in force, participating business in force represents 0.3% at December 31, 2008 and 2007.

     INCOME TAXES

     The Company files a life/non-life consolidated federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The Company utilizes a consolidated approach to the allocation of current taxes, whereby, the tax benefits resulting from any losses by the Company, which would be realized by Minnesota Mutual Companies, Inc. on a consolidated return, go to the benefit of the Company. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

     Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the consolidated financial statements. Any such change could significantly affect the amounts reported on the consolidated statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

     The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

     RECLASSIFICATION

     Certain 2007 and 2006 financial statement balances have been reclassified to conform to the 2008 presentation.

(3)  RISKS

     The following is a description of the significant risks facing the Company:

     CREDIT AND CASH FLOW ASSUMPTION RISK:

     Credit and cash flow assumption risk is the risk that issuers of securities, mortgagees on mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations or experience adverse changes to the contractual cash flow streams. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor, industry, and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company also considers all relevant objective information available in estimating the cash flows related to structured securities. The Company monitors and manages exposures, determines whether securities are impaired or loans are deemed uncollectible, and takes charges in the period such assessments are made. Following below is discussion regarding particular asset class concentration of credit risk:

     CONCENTRATION OF CREDIT RISK:

          CASH AND CASH EQUIVALENTS:

          Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents in investment grade securities and limits the amount of credit exposure with any one institution.

          FINANCIAL INSTRUMENTS:

          Management attempts to limit the concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets by diversifying the geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

          Management attempts to achieve equity security diversification through the use of style diversification and through limiting exposure to a single issuer. Private equity investment diversification is sought by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of private equity instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

          DERIVATIVES:

          The Company executes derivative transactions with ongoing counterparty exposure exclusively with highly rated counterparties. Should the rating of a derivative counterparty drop, the Company may require the counterparty to post collateral. The aggregate counterparty exposure for a single non-qualified counterparty is limited to 1% of admitted assets. The aggregate counterparty exposure to all non-qualified counterparties is limited to 3% of admitted assets. Admitted assets in this context are defined as the Company's admitted assets as defined by Statutory Accounting guidance authored by the National Association of Insurance Commissioners (NAIC).

          To date, the Company has not required receipt of collateral from its interest rate swap counterparties. The Company does not anticipate nonperformance by any of its derivative instrument counterparties. The Company is required to pledge collateral in order to trade in futures contracts. This requirement is satisfied by deposit of a U.S. Treasury security. The Company maintains ownership of pledged securities at all times and is entitled to receive from the borrower any payments for interest on such securities during the period it is pledged as collateral.

          The Company attempts to minimize the adverse impact of any exposure to potential loss in the event of credit default by the Company's futures contracts by the fact that the futures contracts are exchange-traded instruments and if the broker could not perform its intermediary obligations concerning the Company's futures contracts, these contracts could be transferred to a new broker with little or no financial impact to the Company.

          SECURITIES LENDING:

          The Company participated in a securities lending program, managed by a third party lending agent, where it receives cash as collateral assets in exchange for loaned securities. During most of 2007, the cash received was invested in an Enhanced Yield Trust and a Collateral Investment Trust. During 2007, the trusts invested in certain structure investment vehicles (SIVs). These SIVs were identified as having credit issues where the recovery of the investment was remote and the trusts were dissolved prior to December 31, 2007. At December 31, 2007, the credit concentration risk was attempted to be mitigated by investing the cash in individual holdings rather than trusts; however, the Company experienced additional losses on these collateral holdings in 2008 due to market value declines on the collateral. During 2008, the magnitude of the securities lending program was reduced. The Company expects any additional losses to be immaterial.

     EQUITY MARKET RISK:

     Equity market risk is the risk that significant adverse fluctuations in the equity market can affect the Company's financial results. Risks may include, but are not limited to, potential impairments to equity security holdings, changes in the amount of fee revenue a company may be able to realize from its separate account assets, impacting estimations of future profit streams from variable products or increasing potential claims under certain contracts with guaranteed minimum benefit features and, as discussed in credit risk above, investing in equity securities as a part of the insurance company investment portfolio.

     As of December 31, 2008, approximately 87.3% of separate account assets were invested in equity investments across the Company's variable product offerings. The Company attempts to minimize the adverse impact of this risk with its product offerings in traditional insurance products, which do not expose fee revenue to equity market risk and by collecting fee revenue on a transactional or annual basis rather than an asset-based basis.

     The Company holds derivative instruments in its efforts to minimize the adverse impact of equity market risks embedded within certain individual annuity and life products.

     As discussed above, the Company monitors its overall exposure to the equity market and maintains a diversified investment portfolio limiting its exposure to any single issuer.

     FOREIGN CURRENCY RISK:

     Foreign currency risk is the risk that the price of foreign currency dominated contracts may change significantly prior to the completion of investment transactions. The Company utilizes short-duration spot forward contracts in its efforts to minimize the adverse impact of foreign currency exchange rate risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios.

     INTEREST RATE RISK:

     Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

     LEGAL/REGULATORY RISK:

     Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. The Company attempts to minimize the adverse impact of this risk by offering a wide range of products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and assist in minimizing the adverse impact of this risk.

     MORTALITY RISK:

     Mortality risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance products prove to be too aggressive (i.e., insureds on average do not live as long as expected). This situation could occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company's main strategy to reduce this risk is to limit the concentration of mortality risk through geographical diversification and the purchase of reinsurance.

     RATINGS RISK:

     Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

     REINSURANCE RISK:

     Reinsurance risk is the risk that reinsurance companies, where a company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life and health business. The Company established a trust agreement when assets connected to the sale of its Individual Disability line of business were sold. The assets in the trust are actively monitored for potential credit risk and are replaced as necessary. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

(4)  NEW ACCOUNTING PRONOUNCEMENTS

     In January 2009, the FASB issued FSP EITF 99-20-1 which removes the exclusive reliance on market participant estimates of future cash flows and allows management to apply reasonable judgment in assessing whether an other-than-temporary impairment has occurred. The Company adopted the provisions of FSP EITF 99-20-1 on a prospective basis effective October 1, 2008.

     In December 2008, the FASB issued Financial Statement of Position No. FAS 132(R)-1 (FSP FAS 132(R)-1), EMPLOYERS' DISCLOSURES ABOUT POSTRETIREMENT BENEFIT ASSETS, which will require employers to make additional disclosures about plan assets for defined benefit and other postretirement benefit plans for periods ending after December 15, 2009. The Company is currently evaluating the impact to its financial statement disclosures due to the adoption of FSP FAS 132(R)-1.

     In April 2008, the FASB issued Financial Statement of Position No. FAS 142-3 (FSP FAS 142-3), DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS, addressing the renewal and extension assumptions used to determine the useful life of recognized intangible assets. FSP FAS 142-3 is required for fiscal years beginning after December 15, 2008 and is applicable for intangible assets acquired after the effective date. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FSP FAS 142-3.

     In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - AN AMENDMENT OF FASB STATEMENT NO. 133, enhancing required disclosures that should enable financial statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for and how derivative instruments and related hedging items affect a company's financial position, financial performance and cash flows. The application of FAS 161 is required for fiscal years beginning after November 15, 2008. The Company is currently evaluating the impact to its financial statement disclosures due to the adoption of FAS 161.

     In December 2007, FASB issued Statement of Financial Accounting Standards No. 160 (FAS 160), NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS - AN AMENDMENT OF ARB NO. 51. FAS 160, amends Accounting Research Bulletin No. 51, CONSOLIDATED FINANCIAL STATEMENTS, to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The application of FAS 160 is required for fiscal years beginning on or after December 15, 2008, with early adoption prohibited. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FAS 160.

     In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141, revised 2007 (FAS 141(R)), BUSINESS COMBINATIONS. FAS 141(R) improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides about a business combination and its effects. FAS 141(R) retains the fundamental requirements in FAS 141, BUSINESS COMBINATIONS, that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. The application of FAS 141(R) is required for business combinations in which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with early adoption prohibited. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FAS 141(R).

     In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159 (FAS 159), THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES, INCLUDING AN AMENDMENT OF FASB STATEMENT No. 115. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The application of FAS 159 is required for fiscal years beginning after November 15, 2007. The adoption of FAS 159 did not impact the Company's consolidated financial statements as no items were elected for measurement at fair value upon initial adoption. The Company will continue to evaluate eligible financial assets and liabilities on their election dates. Any future elections will be disclosed in accordance with the provision outlined within FAS 159.

     In September 2006, the FASB released Statement of Financial Accounting Standards No. 158 (FAS 158), EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS, AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106, AND 132(R). FAS 158 requires an employer to recognize the funded status of a defined benefit pension and other postretirement plan as an asset or liability in its consolidated balance sheets and to recognize changes in funded status in the year in which the changes occur through other comprehensive income (loss). In addition, FAS 158 requires an employer to measure the funded status of a plan as of the date of its year-end financial statements. For employers without publicly traded equity securities, recognition of the funded status of a benefit plan is required to be adopted for fiscal years ending after June 15, 2007. The requirement to measure the funded status of a plan as of the date of its year-end financial statements is required for fiscal years ending after December 15, 2008. The Company adopted the requirement to recognize the funded status of its benefit plans as of December 31, 2007, which resulted in a $22,562,000 decrease to accumulated other comprehensive income (loss), net of taxes. The Company adopted the requirement to measure the funded status as of the date of its year-end financial statements on December 31, 2008, which resulted in a $1,277,000 decrease to retained earnings, net of taxes and a $89,000 increase to accumulated other comprehensive income (loss), net of taxes.

     In September 2006, the FASB released Statement of Financial Accounting Standards No. 157 (FAS 157), FAIR VALUE MEASUREMENTS. FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures regarding fair value measurements. The application of FAS 157 was initially required for fiscal years beginning after November 15, 2007. During February 2008, the FASB issued FASB Staff Position No. FAS 157-2, EFFECTIVE DATE OF FASB STATEMENT NO. 157, which delayed the effective date of FAS 157 until fiscal years beginning after November 15, 2008 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis. During October 2008, the FASB issued FSP FAS 157-3, DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE, effective upon issuance clarified the application of FAS 157 in an inactive market, including: how internal assumptions should be considered when measuring fair value, how observable market information that is not active should be considered and how the use of market quotes should be used when assessing observable and unobservable data. There was no material impact to the Company's financial statements, other than disclosures, as a result of the adoption of FAS 157 and its related FSP's in 2008.

     In September 2006, the U.S. Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 108 (SAB 108), CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. SAB 108 does not change the SEC staff's previous positions in SAB No. 99, MATERIALITY, regarding qualitative considerations in assessing the materiality of misstatements. SAB 108 was effective for fiscal years ending after November 15, 2006. Any material errors in existence at the beginning of the fiscal year ending after November 15, 2006, may have been corrected through a one-time cumulative effect adjustment to beginning of year retained earnings. There was no material impact to the Company's consolidated results of operations or financial position due to the adoption of SAB 108 in 2006.

     In June 2006, the FASB issued Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109, ACCOUNTING FOR INCOME TAXES (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, disclosure and transition. The application of FIN 48 was required for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 effective January 1, 2007, which resulted in a cumulative effect adjustment to increase retained earnings $1,681,000, net of taxes.

     In February 2006, the FASB released Statement of Financial Accounting Standards No. 155 (FAS 155), ACCOUNTING FOR CERTAIN HYBRID INSTRUMENTS, AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140. In summary, this pronouncement: (1) permits fair value re-measurement for any hybrid instrument that contains an embedded derivative that otherwise would require bifurcation; (2) clarifies accounting for interest-only strips and principal-only strips; (3) requires evaluation of interest in securitized financial assets to identify interests that contain derivatives; (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (5) eliminates the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative. The application of FAS 155 was effective for all financial instruments acquired or issued after the beginning of the fiscal year that begins after September 15, 2006. The adoption of FAS 155 had no material impact to the consolidated results of operations or financial position of the Company.

     In November 2005, the FASB issued FSP-FAS 115-1 and 124-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS, which addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. This staff position also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures regarding unrealized losses that have not been recognized as other-than-temporary impairments. The Company's other-than-temporary policy was not impacted by the adoption of this staff position as the Company's policy was already consistent with the resulting guidance.

     In September 2005, AcSEC of the AICPA issued Statement of Position 05-1 (SOP 05-1), ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS. This statement provides guidance on accounting for DAC on internal replacements and investment contracts other than those specifically described by FASB Statement No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS. This statement was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1, effective January 1, 2007 which resulted in a cumulative effect adjustment to decrease retained earnings by $6,326,000, net of taxes and decrease accumulated other comprehensive income by $20,000, net of taxes.

     In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154 (FAS 154), ACCOUNTING CHANGES AND ERROR CORRECTIONS, A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3. This document establishes retrospective application for a change in accounting principle, if practicable, unless specifically addressed in transition guidance within an accounting pronouncement. The document also provides guidance for determining whether retroactive treatment is impracticable. In addition the document addresses reporting of a correction of an error and restating previously issued financial statements. FAS 154 was effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of FAS 154 on January 1, 2006, did not have a material impact on the consolidated results of operations or financial position of the Company.

     In December 2004, the FASB issued Statement of Financial Accounting Standards No. 153 (FAS 153), EXCHANGE OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 (APB 29), which eliminates the exception in APB 29 for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. This guidance is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of FAS 153 on January 1, 2006, did not have a material impact on the consolidated results of operations or financial position of the Company.

(5)  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair value of the Company's financial assets and financial liabilities has been determined using available market information as of December 31, 2008 and 2007. Although the Company is not aware of any factors that would significantly affect the fair value of financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE

     As described in note 4, the Company adopted FAS 157 effective January 1, 2008 for its financial assets and financial liabilities that are measured at fair value. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

     FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the company primarily uses the market approach which utilizes process and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

     Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

     Under FAS 157, the Company is required to categorize its financial assets and financial liabilities recorded in the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

     Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include U.S. Treasury securities, money-market funds, actively-traded U.S. and international equities, investments in mutual funds with quoted market prices, certain separate account assets, and listed derivatives.

     Level 2 - Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith of the government, publicly traded corporate bonds, structured notes, municipal bonds, certain mortgage and asset-backed securities, certain separate account assets, and certain derivatives.

     Level 3 - Prices or valuations that require significant unobservable inputs. The types of assets and liabilities utilizing Level 3 valuations generally include mortgage and asset backed securities, certain privately placed corporate bonds and certain derivatives, including embedded derivatives associated with living benefit guarantees and equity-indexed features on certain life and annuity contracts.

     The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

     Refer to note 2 for additional information on techniques used to measure fair value and any changes in those techniques during 2008.

     The following table summarizes the Company's financial assets and financial liabilities measured at fair value on a recurring basis as of December 31, 2008:

IN THOUSANDS                                      LEVEL 1     LEVEL 2      LEVEL 3      TOTAL
---------------------------------------------   ----------   ----------   --------   -----------
Fixed maturity securities, available for sale   $   34,592   $4,912,184   $902,182   $ 5,848,958
Equity securities, available for sale              340,235           --        326       340,561
Fixed maturity securities on loan                  109,172      107,581         --       216,753
Equity securities on loan                           36,950           --         --        36,950
Derivative instruments                                   9       57,404         --        57,413
                                                ----------   ----------   --------   -----------
   Total investments                               520,958    5,077,169    902,508     6,500,635
Cash equivalents                                   463,326       33,425         --       496,751
Securities held as collateral                       13,528      201,076         --       214,604
Separate account assets                          8,977,964      259,683      2,100     9,239,747
                                                ----------   ----------   --------   -----------
   Total financial assets                       $9,975,776   $5,571,353   $904,608   $16,451,737
                                                ==========   ==========   ========   ===========
Policy and contract account balances (1)        $       --   $       --   $  2,398   $     2,398
Future policy and contact benefits (1)                  --           --    107,175       107,175
Securities lending collateral                       13,528      258,139         --       271,667
                                                ----------   ----------   --------   -----------
   Total financial liabilities                  $   13,528   $  258,139   $109,573   $   381,240
                                                ==========   ==========   ========   ===========

(1) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed annuity payout floor, and equity-indexed annuity and life products are considered embedded derivatives under current accounting guidance, resulting in the related liabilities being separated from the host contract and recognized at fair value.

     The following table provides a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2008:

                                                  FIXED
                                                MATURITY       EQUITY
                                               SECURITIES,   SECURITIES,    SEPARATE       TOTAL
                                                AVAILABLE     AVAILABLE      ACCOUNT     FINANCIAL
IN THOUSANDS                                    FOR SALE      FOR SALE     ASSETS (2)     ASSETS
--------------------------------------------   -----------   -----------   ----------   ----------
Balance as of January 1, 2008                  $ 1,059,806     $ 2,369      $ 10,061    $1,072,236
Total realized and unrealized gains (losses)
   included in:
      Net loss (1)                                 (19,029)       (428)       (2,516)      (21,973)
      Other comprehensive loss                    (151,755)         89            --      (151,666)
Purchases, sales and settlements, net               (2,736)     (1,819)          (52)       (4,607)
Net transfers in (out) of Level 3                   15,896         115        (5,393)       10,618
                                               -----------     -------      --------    ----------
         Balance as of December 31, 2008       $   902,182     $   326      $  2,100    $  904,608
                                               ===========     =======      ========    ==========
Change in unrealized gains (losses) included
   in net loss related to assets held at
      December 31, 2008                                 --          --        (2,516)       (2,516)

(1) The amounts included in this row are reported in net realized investment gains (losses) on the consolidated statements of operations.

(2) The net realized gain (loss) on separate account assets is attributable to policy and contract holders and, therefore, is not included in the Company's net loss.

     The following table provides a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2008:

                                                POLICY AND     FUTURE
                                                 CONTRACT    POLICY AND      TOTAL
                                                  ACCOUNT     CONTRACT     FINANCIAL
IN THOUSANDS                                     BALANCES     BENEFITS    LIABILITIES
---------------------------------------------   ----------   ----------   -----------
Balance as of January 1, 2008                     $1,727      $ 12,986      $ 14,713
Total realized and unrealized gains (losses)
   included in:
      Net loss (1)                                   671        94,599        95,270
      Other comprehensive loss                        --            --            --
Sales, issuances and settlements, net                 --          (410)         (410)
Net transfers in (out) of Level 3                     --            --            --
                                                  ------      --------      --------
         Balance as of December 31, 2008          $2,398      $107,175      $109,673
                                                  ======      ========      ========
Change in unrealized (gains) losses included
   in net loss related to liabilities held at
      December 31, 2008                              671        94,792        95,463

(1) The amounts included in this row are reported in net realized investment gains (losses) on the consolidated statements of operations.

     The Company did not have any assets or liabilities reported in fair value on a nonrecurring basis required to be disclosed under FAS 157.

     FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT OTHER THAN FAIR
     VALUE

     The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the consolidated balance sheets.

     Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing. The carrying amounts for finance receivables, policy loans, and private equity investments approximate the assets' fair values.

     The interest rates on finance receivables outstanding as of December 31, 2008 and 2007, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security.

     The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges, are estimated to be the amount payable on demand as of December 31, 2008 and 2007 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

     The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

     The fair value of notes payable is estimated using rates currently available to the Company for debt with similar terms and remaining maturities.

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                      2008                    2007
                             ---------------------   ---------------------
                              CARRYING      FAIR      CARRYING      FAIR
IN THOUSANDS                   AMOUNT      VALUE       AMOUNT      VALUE
--------------------------   ---------   ---------   ---------   ---------
Mortgage loans, net          1,250,198   1,181,272   1,247,183   1,263,148
Finance receivables, net       185,317     185,317     178,318     178,318
Policy loans                   334,986     334,986     321,063     321,063
Private equity investments     475,016     475,016     410,649     410,649

     The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                      2008                      2007
                             ----------------------   -----------------------
                              CARRYING       FAIR      CARRYING       FAIR
IN THOUSANDS                   AMOUNT       VALUE       AMOUNT       VALUE
-------------------------    ----------  ----------   ----------   ----------
Deferred annuities           $2,005,003  $1,991,314   $1,885,096   $1,878,689
Annuity certain contracts        56,112      54,981       56,110       56,878
Other fund deposits           1,403,133   1,419,365    1,285,747    1,285,275
Supplementary contracts
   without life
   contingencies                 52,524      52,524       48,274       48,274
Notes payable                   125,000     127,179      125,000      127,132

(6)  INVESTMENTS

     Net investment income for the years ended December 31 was as follows:

IN THOUSANDS                                      2008        2007       2006
---------------------------------------------   --------    --------   --------
Fixed maturity securities                       $406,958    $401,629   $392,210
Equity securities                                 20,886      23,593     20,997
Mortgage loans                                    80,917      76,246     70,711
Policy loans                                      24,040      22,522     21,592
Cash equivalents                                   4,921      10,312      8,514
Private equity investments                         5,266       2,577        302
Derivative instruments                              (101)         53        (27)
Other invested assets                              3,005       2,459      2,533
                                                --------    --------   --------
   Gross investment income                       545,892     539,391    516,832
Investment expenses                              (16,676)    (17,021)   (16,432)
                                                --------    --------   --------
   Total                                        $529,216    $522,370   $500,400
                                                ========    ========   ========

     Net realized investment gains (losses) for the years ended December 31 were as follows:

IN THOUSANDS                                       2008       2007       2006
---------------------------------------------   ---------   --------   --------
Fixed maturity securities                       $(290,059)  $(50,010)  $(41,722)
Equity securities                                 (93,986)    83,580     76,134
Private equity investments                         (2,070)    32,516     18,058
Derivative instruments                            (50,844)    (7,921)       812
Other invested assets                                 107        134        121
Securities held as collateral                     (47,019)   (10,044)        --
                                                ---------   --------   --------
   Total                                        $(483,871)  $ 48,255   $ 53,403
                                                =========   ========   ========

     Gross realized gains (losses) on the sales and impairments of fixed maturity securities, equity securities and private equity investments for the years ended December 31 were as follows:

IN THOUSANDS                                       2008       2007       2006
---------------------------------------------   ---------   --------   --------
Fixed maturity securities, available for sale
   Gross realized gains                         $  15,997   $ 22,237   $  6,189
   Gross realized losses                         (306,056)   (72,247)   (47,911)
Equity securities:
   Gross realized gains                            49,028    108,727     95,587
   Gross realized losses                         (143,014)   (25,147)   (19,453)
Private equity investments:
   Gross realized gains                            10,173     38,064     29,165
   Gross realized losses                          (12,243)    (5,548)   (11,107)

     The amortized cost and fair value of investments in fixed maturity and marketable equity securities by type of investment were as follows:

                                                          GROSS UNREALIZED
IN THOUSANDS                                AMORTIZED   -------------------      FAIR
DECEMBER 31, 2008                             COST        GAINS     LOSSES       VALUE
----------------------------------------   ----------   --------   --------   ----------
   U.S. government                         $   36,673   $  7,819   $    133   $   44,359
   Agencies not backed by the full faith
      and credit of the U.S. government        34,250      4,530      1,351       37,429
   Foreign governments                          4,196        463         --        4,659
   Corporate securities                     3,556,936     35,167    345,102    3,247,001
   Asset-backed securities                    370,439      2,880     66,245      307,074
   Mortgage-backed securities               2,474,227     55,813    321,604    2,208,436
                                           ----------   --------   --------   ----------
      Total fixed maturities                6,476,721    106,672    734,435    5,848,958
   Equity securities - unaffiliated           348,897     26,175     24,511      350,561
                                           ----------   --------   --------   ----------
         Total                             $6,825,618   $132,847   $758,946   $6,199,519
                                           ==========   ========   ========   ==========

                                                          GROSS UNREALIZED
IN THOUSANDS                                AMORTIZED   -------------------      FAIR
DECEMBER 31, 2007                             COST        GAINS      LOSSES      VALUE
----------------------------------------   ----------   --------    -------   ----------
   U.S. government                         $   33,619   $    470    $     1   $   34,088
   Agencies not backed by the full faith
      and credit of the U.S. government        18,289      2,090         41       20,338
   Foreign governments                          5,285        113         --        5,398
   Corporate securities                     3,326,219     71,356     43,792    3,353,783
   Asset-backed securities                    268,193      2,719      5,455      265,457
   Mortgage-backed securities               2,362,580     37,529     25,045    2,375,064
                                           ----------   --------    -------   ----------
      Total fixed maturities                6,014,185    114,277     74,334    6,054,128
   Equity securities - unaffiliated           493,747    120,536     14,623      599,660
                                           ----------   --------    -------   ----------
         Total                             $6,507,932   $234,813    $88,957   $6,653,788
                                           ==========   ========    =======   ==========

     The amortized cost and fair value of securities on loan by type of investment were as follows:

                                                       GROSS UNREALIZED
IN THOUSANDS                               AMORTIZED   ----------------     FAIR
DECEMBER 31, 2008                             COST      GAINS    LOSSES     VALUE
----------------------------------------   ---------   -------   ------   --------
   U.S. government                          $ 94,122   $18,559   $    9   $112,672
   Agencies not backed by the full faith
      and credit of the U.S. government       35,841     1,276       --     37,117
   Corporate securities                       14,330       372      760     13,942
   Mortgage-backed securities                 50,474     2,568       20     53,022
                                            --------   -------   ------   --------
      Total fixed maturities                 194,767    22,775      789    216,753
   Equity securities - unaffiliated           35,039     3,038    1,127     36,950
                                            --------   -------   ------   --------
         Total                              $229,806   $25,813   $1,916   $253,703
                                            ========   =======   ======   ========

                                                       GROSS UNREALIZED
IN THOUSANDS                               AMORTIZED   ----------------     FAIR
DECEMBER 31, 2007                             COST      GAINS    LOSSES     VALUE
----------------------------------------   ---------   -------   ------   --------
   U.S. government                          $ 97,291   $10,642   $   --   $107,933
   Agencies not backed by the full faith
      and credit of the U.S. government       34,466     1,221        2     35,685
   Corporate securities                       19,028       165    1,349     17,844
   Asset-backed securities                   102,588       755      177    103,166
   Mortgage-backed securities                342,705     5,871    1,086    347,490
                                            --------   -------   ------   --------
      Total fixed maturities                 596,078    18,654    2,614    612,118
   Equity securities - unaffiliated           50,335    16,209    4,879     61,665
                                            --------   -------   ------   --------
         Total                              $646,413   $34,863   $7,493   $673,783
                                            ========   =======   ======   ========

     The amortized cost and fair value of fixed maturity securities at December 31, 2008, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                    AVAILABLE-FOR-SALE
                                            AVAILABLE-FOR-SALE      SECURITIES ON LOAN
                                         -----------------------   --------------------
                                          AMORTIZED      FAIR      AMORTIZED     FAIR
IN THOUSANDS                                 COST        VALUE        COST       VALUE
--------------------------------------   ----------   ----------   ---------   --------
Due in one year or less                  $  239,531   $  237,039    $ 33,002   $ 33,482
Due after one year through five years     1,282,175    1,223,663      34,121     34,831
Due after five years through ten years    2,052,148    1,806,832      27,597     31,625
Due after ten years                         428,640      372,988      49,573     63,793
                                         ----------   ----------    --------   --------
                                          4,002,494    3,640,522     144,293    163,731
Mortgage-backed securities                2,474,227    2,208,436      50,474     53,022
                                         ----------   ----------    --------   --------
   Total                                 $6,476,721   $5,848,958    $194,767   $216,753
                                         ==========   ==========    ========   ========

     The Company had certain investments with a reported fair value lower than the cost of the investments as follows:

IN THOUSANDS                                                          UNREALIZED
DECEMBER 31, 2008                           FAIR VALUE      COST        LOSSES
-----------------------------------------   ----------   ----------   ----------
U.S. government securities
      Less than 12 months                   $      343   $      476    $    133
      12 months or greater                          --           --          --
Agencies not backed by the full faith and
   credit of the U.S. government
      Less than 12 months                        2,797        4,000       1,203
      12 months or greater                         952        1,100         148
Corporate securities
      Less than 12 months                    1,810,209    2,019,010     208,801
      12 months or greater                     429,023      565,324     136,301
Mortgage and asset-backed securities
      Less than 12 months                      925,535    1,191,449     265,914
      12 months or greater                     178,854      300,789     121,935
Equity securities - unaffiliated
      Less than 12 months                       78,202       96,686      18,484
      12 months or greater                      29,192       35,219       6,027

IN THOUSANDS                                                          UNREALIZED
DECEMBER 31, 2007                           FAIR VALUE      COST        LOSSES
-----------------------------------------   ----------    --------    ----------
U.S. government securities
      Less than 12 months                    $    499     $    500     $     1
      12 months or greater                         --           --          --
Agencies not backed by the full faith and
   credit of the U.S. government
      Less than 12 months                       2,823        2,856          33
      12 months or greater                        429          437           8
Corporate securities
      Less than 12 months                     720,360      744,800      24,440
      12 months or greater                    552,978      572,330      19,352
Mortgage and asset-backed securities
      Less than 12 months                     379,584      401,644      22,060
      12 months or greater                    333,185      341,625       8,440
Equity securities - unaffiliated
      Less than 12 months                     114,705      126,577      11,872
      12 months or greater                     31,662       34,413       2,751

     The Company had certain investments on loan with a reported fair value lower than the cost of the investments as follows:

IN THOUSANDS                                                          UNREALIZED
DECEMBER 31, 2008                           FAIR VALUE       COST       LOSSES
-----------------------------------------   ----------      ------    ----------
U.S. government securities
      Less than 12 months                     $4,751        $4,760      $    9
      12 months or greater                        --            --          --
Agencies not backed by the full faith and
   credit of the U.S. government
      Less than 12 months                         --            --          --
      12 months or greater                        --            --          --
Corporate securities
      Less than 12 months                      6,862         7,242         380
      12 months or greater                     2,749         3,129         380
Mortgage and asset-backed securities
      Less than 12 months                      2,299         2,319          20
      12 months or greater                        --            --          --
Equity securities - unaffiliated
      Less than 12 months                      5,520         6,629       1,109
      12 months or greater                       106           124          18

IN THOUSANDS                                                          UNREALIZED
DECEMBER 31, 2007                           FAIR VALUE       COST       LOSSES
-----------------------------------------   ----------     -------    ----------
U.S. government securities
      Less than 12 months                     $    --      $    --      $   --
      12 months or greater                         --           --          --
Agencies not backed by the full faith and
   credit of the U.S. government
      12 months or greater                      2,073        2,075           2
      Greater than 12 months                       --           --          --
Corporate securities
      Less than 12 months                       6,781        7,604         823
      12 months or greater                      4,737        5,263         526
Mortgage and asset-backed securities
      Less than 12 months                      70,912       71,384         472
      12 months or greater                     91,095       91,886         791
Equity securities - unaffiliated
      Less than 12 months                      12,849       16,418       3,569
      12 months or greater                      1,375        2,685       1,310

     Unrealized losses on fixed maturities were primarily concentrated in corporate bonds and structured asset and mortgage-backed securities. The increase in unrealized losses was primarily the result of widening credit spreads and poor U.S. economic conditions. Based upon the valuation of these securities in accordance with the Company's accounting policies outlined in note 2, and the ability and intent of the Company to hold the securities until recovery of carrying value, management has determined that these securities are not other-than-temporarily impaired as of December 31, 2008.

     For equity securities, independent research supports prices that will return the securities to original cost or higher within a reasonable period and, therefore, management has determined that these securities are not other-than-temporarily impaired as of December 31, 2008.

     At December 31, 2008 and 2007, no specific mortgage loans were considered impaired. As of December 31, 2008 and 2007, there was no general allowance for credit losses for potential impairments in the mortgage loan portfolio. Provisions for credit losses or charge-offs for the years ended December 31, 2008, 2007, and 2006 were zero.

     The Company did not collect any interest income on impaired mortgages in 2008, 2007, or 2006.

     At December 31, 2008 and 2007, fixed maturity securities and cash equivalents with a carrying value of $17,609,000 and $18,033,000, respectively, were on deposit with various regulatory authorities as required by law.

(7)  VARIABLE INTEREST ENTITIES

     In January 2003, the FASB issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN INTERPRETATION OF ARB NO. 51, subsequently revised in December of 2003 (FIN 46-R). The provisions of FIN 46-R for non-public entities apply immediately to variable interest entities (VIEs) created after December 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. For VIEs created prior to December 31, 2003 the effective date of FIN 46-R is the beginning of the first period beginning after December 15, 2004. FIN 46-R changes the method of determining whether certain entities should be included in the Company's consolidated financial statements. An entity subject to FIN 46-R is called a VIE if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that absorbs a majority of the expected losses, receives a majority of the expected residual returns or both.

     The Company has reviewed all investments and relationships for potential VIEs. As of December 31, 2008 and 2007, the Company had identified one VIE for which it was the primary beneficiary. The Company held an investment in a trust for which it was the primary beneficiary and where results were consolidated in the Company's financial results. The assets held under this VIE as of December 31, 2008 and 2007 were $4,972,000 and $5,172,000, respectively and are included in other invested assets on the consolidated balance sheets.

     The Company has identified VIE arrangements in which it holds significant variable interests, but is not the primary beneficiary and for which results have not been consolidated, as detailed below:

IN THOUSANDS                                     MAXIMUM
DECEMBER 31, 2008            TOTAL ASSETS   EXPOSURE TO LOSS
--------------------------   ------------   ----------------
Private equity investments      $28,008          $25,080
Other invested assets             2,286            2,286

IN THOUSANDS                                     MAXIMUM
DECEMBER 31, 2007            TOTAL ASSETS   EXPOSURE TO LOSS
--------------------------   ------------   ----------------
Private equity investments      $50,048          $32,999
Other invested assets             2,286            2,286

(8)  NET FINANCE RECEIVABLES

     Finance receivables as of December 31 were as follows:

IN THOUSANDS                       2008         2007
------------------------------   --------    --------
Direct installment loans         $223,889    $212,965
Retail installment notes           30,633      32,608
Accrued interest                    4,289       3,928
                                 --------    --------
   Gross receivables              258,811     249,501
Unearned finance charges          (63,125)    (61,116)
Allowance for losses              (10,369)    (10,067)
                                 --------    --------
      Finance receivables, net   $185,317    $178,318
                                 ========    ========

     Direct installment loans, at December 31, 2008 and 2007, consisted of $153,144,000 and $145,969,000, respectively, of discount basis loans, net of unearned finance charges and unearned other charges, and $13,329,000 and $11,882,000, respectively, of interest-bearing loans and generally have a maximum term of 84 months. The retail installment notes are principally discount basis, arise from borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months.

     Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2008 were as follows:

IN THOUSANDS
-------------------------------------------------------------
2009                                                            $ 27,340
2010                                                              58,697
2011                                                              90,777
2012                                                              15,320
2013                                                                 964
2014 and thereafter                                                2,588
                                                                --------
   Total finance receivables, net of unearned finance charges    195,686
Allowance for losses                                             (10,369)
                                                                --------
      Finance receivables, net                                  $185,317
                                                                ========

     During the years ended December 31, 2008, 2007 and 2006, principal cash collections of direct installment loans were $74,441,000, $74,751,000 and $71,630,000, respectively, and the percentages of these cash collections to average net balances were 47%, 51% and 54%, respectively. Retail installment notes' principal cash collections were $38,200,000, $37,987,000 and $32,941,000, respectively, and the percentages of these cash collections to average net balances were 149%, 146% and 145% for the years ended December 31, 2008, 2007 and 2006, respectively.

     The ratio of the allowance for losses to total finance receivables, net of unearned finance charges, at both December 31, 2008 and 2007 was 5.3%.

     Changes in the allowance for losses for the years ended December 31 were as follows:

IN THOUSANDS                     2008       2007      2006
----------------------------   --------   -------   -------
Balance at beginning of year   $ 10,067   $ 9,227   $ 8,292
Provision for credit losses       8,487     7,018     5,890
Charge-offs                     (11,907)   (9,741)   (8,183)
Recoveries                        3,722     3,549     3,228
Allowance on bulk purchases          --        14        --
                               --------   -------   -------
Balance at end of year         $ 10,369   $10,067   $ 9,227
                               ========   =======   =======

     At December 31, 2008 and 2007, the recorded investments in certain direct installment loans were considered to be impaired. The balances of such loans at December 31, 2008 and 2007 and the related allowance for losses were as follows:

                                INSTALLMENT
IN THOUSANDS                       LOANS
-----------------------------   -----------
Balances at December 31, 2008       $ 97
Related allowance for losses        $ 63
Balances at December 31, 2007       $143
Related allowance for losses        $ 93

     All loans deemed to be impaired are placed on non-accrual status. Interest income on impaired loans is recognized on a cash basis. The average balance of impaired loans during the years ended December 31, 2008 and 2007 was $128,000 and $149,000, respectively.

     There were no commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2008 or 2007.

     The net investment in receivables on which the accrual of finance charges and interest was suspended at and which are being accounted for on a cash basis at December 31, 2008 and 2007 was $22,654,000 and $21,706,000,
     respectively. There was no investment in receivables past due more than 60 days that were accounted for on an accrual basis at December 31, 2008 and 2007.

(9)  INCOME TAXES

     Income tax expense (benefit) varies from the amount computed by applying the federal income tax rate of 35% to income (loss) from operations before taxes. The significant components of this difference were as follows:

IN THOUSANDS                                             2008       2007       2006
---------------------------------------------------   ----------   --------   --------
Computed tax expense (benefit)                        $(119,014)  $ 96,935   $ 86,542
Difference between computed and actual tax expense:
   Dividends received deduction                          (7,278)   (10,734)   (10,992)
   Tax credits                                           (5,257)    (6,532)    (2,793)
   Change in valuation allowance                         36,995          6         --
   Expense adjustments and other                          3,018      1,469     (1,105)
                                                      ---------   --------   --------
      Total tax expense (benefit)                     $ (91,536)  $ 81,144   $ 71,652
                                                      =========   ========   ========

     The tax effects of temporary differences that give rise to the Company's net deferred federal tax asset (liability) at December 31 were as follows:

IN THOUSANDS                                                2008        2007
------------------------------------------------------   ---------   ---------
Deferred tax assets:
   Policyholder liabilities                              $      --   $   6,357
   Pension and postretirement benefits                      86,330      36,747
   Tax deferred policy acquisition costs                   120,119     112,439
   Deferred gain on individual disability coinsurance       10,746      12,171
   Net realized capital losses                             141,493      50,595
   Net unrealized capital losses                           201,650          --
   Ceding commissions and goodwill                           4,327       6,226
   Other                                                     8,031       7,334
                                                         ---------   ---------
      Gross deferred tax assets                            572,696     231,869
   Less valuation allowance                                (37,001)         (6)
                                                         ---------   ---------
      Deferred tax assets, net of valuation allowance      535,695     231,863
Deferred tax liabilities:
   Policyholder liabilities                                 28,538          --
   Deferred policy acquisition costs                       286,772     249,169
   Premiums                                                 31,048      28,876
   Real estate and property and equipment depreciation       7,398       7,222
   Basis difference on investments                           7,008       7,923
   Net unrealized capital gains                                 --      85,335
   Other                                                    17,361      13,450
                                                         ---------   ---------
      Gross deferred tax liabilities                       378,125     391,975
                                                         ---------   ---------
         Net deferred tax asset (liability)              $ 157,570   $(160,112)
                                                         =========   =========

     The Company has recorded a valuation allowance as of December 31, 2008 related to capital losses and tax benefits of certain state operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain capital losses and certain state operating loss carryforwards will not be realized. A valuation allowance was held as of December 31, 2007 for state operating loss carryforwards.

     At December 31, 2008, state net operating loss carryforwards were $662,000, the majority of which will expire beginning in 2017.

     The increase in deferred tax asset valuation allowance for the years ended December 31, 2008, 2007, and 2006, were $36,995,000, $6,000 and $0, respectively.

     Income taxes paid for the years ended December 31, 2008, 2007, and 2006, were $17,073,000, $76,551,000 and $70,018,000, respectively.

     A reconciliation of the beginning and ending balance amount of unrecognized tax benefits is as follows:

IN THOUSANDS                                                 2008       2007
--------------------------------------------------------   -------    -------
Balance at beginning of year                               $20,191    $14,938
Additions based on tax positions related to current year       881      5,303
Additions for tax positions of prior years                   5,206      2,227
Reductions for tax positions of prior years                 (1,562)    (2,277)
                                                           -------    -------
Balance at end of year                                     $24,716    $20,191
                                                           =======    =======

     Included in the balance of unrecognized tax benefits at December 31, 2008 are potential benefits of $6,324,000 that, if recognized, would affect the effective tax rate on income from operations.

     Upon adoption of FIN 48 on January 1, 2007, the Company classifies all interest and penalties related to tax uncertainties as income tax expense. Prior to adoption, interest was classified as general operating expense. As of December 31, 2008, accrued interest and penalties of $2,374,000 are recorded as current income tax liability on the consolidated balance sheets and $989,000 is recognized as a current income tax expense on the consolidated statements of operations.

     At December 31, 2008, there were no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within 12 months of the reporting date.

     In December 2006, the Internal Revenue Service (IRS) completed their audit of the consolidated federal income tax returns for Minnesota Mutual Companies, Inc. and Subsidiaries for the years 2003 and 2004. The Company accrued for its applicable share of the taxes assessed as a result of the audit. In May 2007, the audit was re-opened by the Congressional Joint Committee on Taxation for a specific industry-wide issue. This examination was completed in June 2008 with one disputed issue. The Company paid the taxes assessed for the agreed issues in August 2008. For the one disputed issue, the Company made a Section 6603 deposit and is currently in appeals with the IRS Office of Appeals. The consolidated tax returns for 2005, 2006, and 2007 are currently under examination by the IRS. The Company believes that any additional taxes refunded or assessed as a result of Appeals or the current examination will not have a material effect on its financial position.

(10) EMPLOYEE BENEFIT PLANS

     PENSION AND OTHER POSTRETIREMENT PLANS

     The Company has non-contributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. In 2009, the Company expects to contribute the amounts necessary to meet the minimum funding requirements to its non-contributory defined benefit plans. In addition, it may contribute additional tax deductible amounts.

     The Company has an unfunded non-contributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans, and a non-contributory defined benefit plan which provides certain agents with benefits.

(10) EMPLOYEE BENEFIT PLANS

     PENSION AND OTHER POSTRETIREMENT PLANS

     The Company also has other postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments. The Company has a 401(h) account through its non-contributory defined benefit plan to partially fund retiree medical costs for non-key employees. The Company expects to contribute $5,600,000 to the 401(h) account in 2009, and may contribute additional tax deductible amounts.

     As described in note 4, the Company adopted FAS 158 on December 31, 2007. The adoption of FAS 158 required the recognition of the funded status of pension and other postretirement plans on the consolidated balance sheets and eliminated the requirement to recognize a minimum pension liability as a component of accumulated other comprehensive income. Upon adoption of FAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of net actuarial losses, prior service costs and the remaining amount of net transition obligation that had not yet been included in net periodic benefit cost. The following table summarizes the adjustments to the December 31, 2007 consolidated balance sheet as a result of adopting FAS 158:

                                                         BEFORE                      AFTER
                                                        ADOPTION    ADOPTION OF    ADOPTION
IN THOUSANDS                                           OF FAS 158     FAS 158     OF FAS 158
----------------------------------------------------   ----------   -----------   ----------
Other assets:
   Prepaid pension asset                                $ 46,708     $(23,882)     $ 22,826
   Intangible asset                                           27          (27)           --
Other liabilities:
   Accrued benefit cost - pension                        (44,430)     (14,822)      (59,252)
   Accrued benefit cost - other postretirement plans     (58,751)       4,021       (54,730)
Accumulated other comprehensive income                    (4,563)     (34,710)      (39,273)

     As described in note 4, effective December 31, 2008 the Company adopted the requirement to measure the funded status for its pension and other postretirement plans as of the date of its year-end financial statements. Prior to implementation of this change, the measurement date for the majority of the Company's pension and other postretirement plans was December 1. Upon adoption of the change in measurement date, the Company recorded a decrease to retained earnings of $1,277,000, net of taxes, and an increase to accumulated other comprehensive income (loss) of $89,000, net of tax.

     The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                                          PENSION BENEFITS         OTHER BENEFITS
                                                                       ---------------------    --------------------
IN THOUSANDS                                                              2008        2007        2008        2007
--------------------------------------------------------------------   ---------    --------    --------    --------
Change in benefit obligation:
Benefit obligation at beginning of year                                $ 449,373    $448,102    $ 62,057    $ 63,196
FAS 158 measurement date change                                            4,083          --         526          --
Service cost                                                              17,659      18,528       2,208       2,385
Interest cost                                                             28,675      25,878       4,106       3,665
Amendments                                                                    --         (96)         --          --
Actuarial (gain) loss                                                     17,877     (33,629)     19,916      (5,487)
Benefits paid                                                            (11,209)     (9,410)     (2,345)     (1,702)
                                                                       ---------    --------    --------    --------
Benefit obligation at end of year                                      $ 506,456    $449,373    $ 86,468    $ 62,057
                                                                       =========    ========    ========    ========
Change in plan assets:
Fair value of plan assets at beginning of year                         $ 392,947    $333,565    $  7,327    $  4,924
FAS 158 measurement date change                                            2,731          --          49          --
Actual return on plan assets                                             (85,350)     28,599      (2,983)        339
Employer contribution                                                     70,209      40,193       6,594       3,766
Benefits paid                                                            (11,209)     (9,410)     (2,345)     (1,702)
                                                                       ---------    --------    --------    --------
Fair value of plan assets at end of year                               $ 369,328    $392,947    $  8,642    $  7,327
                                                                       =========    ========    ========    ========
Net amount recognized:
Funded status                                                          $(137,128)   $(56,426)   $(77,826)   $(54,730)
Contributions after measurement date                                          --      20,000          --          --
                                                                       ---------    --------    --------    --------
Net amount recognized                                                  $(137,128)   $(36,426)   $(77,826)   $(54,730)
                                                                       =========    ========    ========    ========
Amounts recognized on the consolidated balance sheets:
Prepaid benefit cost                                                   $     282    $ 21,704    $     --    $     --
Accrued benefit cost                                                    (137,410)    (58,130)    (77,826)    (54,730)
                                                                       ---------    --------    --------    --------
Net amount recognized                                                  $(137,128)   $(36,426)   $(77,826)   $(54,730)
                                                                       =========    ========    ========    ========
Amounts recognized in accumulated other comprehensive income (loss):
Prior service benefit                                                  $   3,133    $  3,613    $ 10,654    $ 11,887
Net actuarial loss                                                      (177,738)    (46,906)    (30,900)     (7,866)
                                                                       ---------    --------    --------    --------
Accumulated other comprehensive income (loss) at end of year           $(174,605)   $(43,293)   $(20,246)   $  4,021
                                                                       =========    ========    ========    ========

                                                   PENSION BENEFITS       OTHER BENEFITS
                                                 --------------------   -------------------
IN THOUSANDS                                        2008       2007       2008       2007
----------------------------------------------   ---------   --------   --------   --------
Accumulated benefit obligation                   $ 362,352   $332,870   $ 86,467    $62,057
Plans with accumulated benefit obligation in
   excess of plan assets:
Projected benefit obligation                     $  70,622   $ 87,887
Accumulated benefit obligation                      49,455     71,473
Fair value of plan assets                           12,055     29,757
Weighted average assumptions used to determine
   benefit obligations:
Discount rate                                         5.78%      6.40%      5.77%      6.37%
Rate of compensation increase                         5.72%      5.71%        --         --
Components of net periodic benefit cost:
Service cost                                     $  17,659   $ 18,528   $  2,208    $ 2,385
Interest cost                                       28,675     25,878      4,106      3,665
Expected return on plan assets                     (30,649)   (25,625)      (590)      (411)
Transition obligation amortization                      --        548         --         --
Prior service benefit amortization                    (443)      (443)    (1,139)    (1,139)
Recognized net actuarial loss                        2,810      7,573        420        692
                                                 ---------   --------   --------    -------
Net periodic benefit cost                        $  18,052   $ 26,459   $  5,005    $ 5,192
                                                 =========   ========   ========    =======
Other changes in plan assets and benefit
   obligations recognized in other
   comprehensive income (loss):
Minimum pension liability                        $      --   $  1,389   $     --    $    --
Initial adoption of FAS 158                             --    (38,731)        --      4,021
Net loss (gain)                                   (133,876)        --    (23,488)        --
Amortization of prior service benefit                 (443)        --     (1,139)        --
Amortization of net loss                             2,810         --        420         --
                                                 ---------   --------   --------    -------
Total recognized in other comprehensive
   income (loss)                                 $(131,509)  $(37,343)  $(24,207)   $ 4,021
                                                 =========   ========   ========    =======

     The estimated prior service benefit and net actuarial loss for the pension plans that will be amortized from accumulated other comprehensive income
     (loss) into net periodic benefit cost in 2009 are $444,000 and $4,961,000 respectively. The estimated prior service benefit and net actuarial loss for the other postretirement plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2009 are $1,139,000 and $1,455,000, respectively.

                                           PENSION BENEFITS    OTHER BENEFITS
                                           ----------------   ----------------
                                             2008    2007       2008    2007
                                             ----    ----       ----    ----
Weighted average assumptions used to
   determine net periodic benefit costs:
Discount rate                                6.40%   5.69%      6.37%   5.71%
Expected long-term return on plan assets     7.77%   7.80%      7.00%   7.00%
Rate of compensation increase                5.71%   5.71%        --      --

     Estimated future benefit payments for pension and other postretirement plans:

                PENSION    OTHER     MEDICARE
IN THOUSANDS   BENEFITS   BENEFITS    SUBSIDY
------------   --------   --------   --------
2009           $ 10,284    $ 2,415    $  123
2010             11,512      2,645       135
2011             13,010      2,889       150
2012             14,611      3,134       171
2013             17,522      3,433       192
2014 - 2018     113,111     20,955     1,247

     For measurement purposes, a 8.5% and 7.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2008 and 2007, respectively. The rate was assumed to decrease gradually to 5.5% for 2015 and remain at that level thereafter.

     The assumptions presented herein are based on pertinent information available to management as of December 31, 2008 and 2007. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2008 by $11,841,000 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 2008 by $855,000. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2008 by $9,774,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 2008 by $710,000.

     To determine the discount rate for each plan, the present value of expected future benefit payments is calculated using returns on a theoretical yield curve consisting of AA rated corporate bonds and Treasury par curve data. The discount rate for each plan is the single rate which results in the same present value of benefits as that obtained using the yield curve.

     Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

     The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                    2008   2007
                                    ----   ----
Equity securities                    41%    58%
Debt securities                      50%    35%
Insurance company general account     9%     7%

     At times, investments may be made in nontraditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees. Current investments include private equity limited partnerships which are classified as equity investments for asset allocation purposes.

     Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit the volatility of returns to a level which will keep (1) the liquidation of depressed assets for benefit payments, (2) the increase in contributions and pension expense due to investment losses, and (3) the decline in the funded ratios due to investment losses to levels deemed tolerable.

     The target asset allocation as of December 31, 2008, for each of the broad investment categories, weighted for all plans combined is as follows:

Equity securities                   50% to 68%
Debt securities                     22% to 41%
Insurance company general account    9% to 12%
Other                                0% to  2%

     The primary investment objective of the postretirement plans is to balance capital appreciation and preservation. These plan assets are currently allocated to 43% equity securities and 57% debt securities. The target asset allocation as of December 31, 2008 is 50% equity securities and 50% debt securities.

     PROFIT SHARING PLANS

     The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the directors of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 2008, 2007, and 2006 of $10,087,000, $11,603,000 and $10,970,000, respectively. Participants may elect to receive a portion of their contributions in cash.

(11) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

     Activity in the liability for unpaid accident and health claims, and claim and loss adjustment expenses is summarized as follows:

IN THOUSANDS                          2008        2007        2006
--------------------------------    --------    --------    --------
Balance at January 1                $602,622    $599,610    $584,771
   Less: reinsurance recoverable     530,178     523,490     507,076
                                    --------    --------    --------
Net balance at January 1              72,444      76,120      77,695
                                    --------    --------    --------
Incurred related to:
   Current year                       74,163      72,665      68,017
   Prior years                        (2,145)     (1,467)      1,098
                                    --------    --------    --------
Total incurred                        72,018      71,198      69,115
                                    --------    --------    --------
Paid related to:
   Current year                       45,694      42,755      37,453
   Prior years                        31,003      31,619      33,237
                                    --------    --------    --------
Total paid                            76,697      74,374      70,690
                                    --------    --------    --------
Disposition of subsidiary                 --        (500)         --
                                    --------    --------    --------
Net balance at December 31            67,765      72,444      76,120
   Plus: reinsurance recoverable     539,315     530,178     523,490
                                    --------    --------    --------
Balance at December 31              $607,080    $602,622    $599,610
                                    ========    ========    ========

     In addition to pending policy and contract claims, this table reflects disabled life reserves that are included in future policy and contract benefits on the consolidated balance sheets.

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims, and claim and loss adjustment expenses incurred decreased by $2,145,000 and $1,467,000 in 2008 and 2007, respectively, and increased $1,098,000 in 2006. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, and claim and loss adjustment expenses.

(12) REINSURANCE

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

     The Company's consolidated financial statements reflect the effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to the acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance involves transferring certain insurance risks, along with the related written and earned premiums, the Company has underwritten to other insurance companies who agree to share these risks. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of the amount it is prepared to accept.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     The effect of reinsurance on premiums for the years ended December 31 was as follows:

IN THOUSANDS             2008          2007          2006
-------------------   ----------    ----------    ----------
Direct premiums       $1,619,867    $1,226,867    $1,086,913
Reinsurance assumed      429,597       419,933       374,505
Reinsurance ceded       (187,188)     (178,809)     (152,479)
                      ----------    ----------    ----------
   Net premiums       $1,862,276    $1,467,991    $1,308,939
                      ==========    ==========    ==========

     Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the consolidated statements of operations were $166,794,000, $164,063,000 and $142,801,000 during 2008, 2007, and 2006, respectively.

     On March 7, 2006, the Company entered into a coinsurance agreement with American United Life Insurance Company whereby group life and accident and health accounts representing 1,030 group contracts with associated policy and claim liabilities of approximately $33,256,000 were transferred to the Company effective May 1, 2006 along with assets of $19,607,000. The Company paid a ceding commission in exchange for the liability transfer. Including the ceding commission, total expenses of $13,933,000 were capitalized and included within deferred policy acquisition costs on the consolidated balance sheets. This amount is being amortized over the life of the underlying block of policies included in the coinsurance agreement.

(13) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS

     The Company issues certain nontraditional long-duration contracts including universal life, variable life and deferred annuities that contain either certain guarantees or sales inducements.

     The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization based upon the specific contract selected. The Company also issues universal life and variable life contracts where the Company provides to the contractholder a no-lapse guarantee.

     The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts, amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities are included in net realized investment gains on the consolidated statements of operations. For universal life and variable life contracts, the amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees and changes in liabilities for guaranteed benefits are included in policyholder benefits on the consolidated statements of operations. For variable annuity, universal life and variable life contracts, separate account net investment income, net investment gains and losses and the related liability changes are offset within the same line item on the consolidated statements of operations. There were no investment gains or losses on transfers of assets from the general account to the separate account during 2008, 2007 or 2006.

     The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guaranteed withdrawal amounts, the net amount at risk is defined as the guaranteed minimum withdrawal benefit base in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contractholder, determined in accordance with the terms of the contract, in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable measured as a monthly amount. For universal life and variable life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

     At December 31, the Company had the following variable annuity contracts with guarantees:

IN THOUSANDS                                                2008         2007
------------------------------------------------------   ----------   ----------
Return of net deposits:
   In the event of death
      Account value                                      $1,362,207   $1,966,562
      Net amount at risk                                 $  246,130   $    3,867
      Average attained age of contractholders                  56.1         51.2
   As withdrawals are taken
      Account value                                      $  358,692   $  296,165
      Net amount at risk                                 $  103,740   $      635
      Average attained age of contractholders                  62.3         61.7
Return of net deposits plus a minimum return:
   In the event of death
      Account value                                      $   93,251   $  141,756
      Net amount at risk                                 $   47,165   $    1,840
      Average attained age of contractholders                  66.2         57.3
   At annuitization
      Account value                                      $  210,615   $  317,320
      Net amount at risk                                 $       --   $       --
      Weighted average period remaining until expected
         annuitization (in years)                               6.9          7.8
Highest specified anniversary account value:
   In the event of death
      Account value                                      $  418,762   $  649,088
      Net amount at risk                                 $  184,013   $    4,703
      Average attained age of contractholders                  56.6         52.0
Guaranteed payout annuity floor:
      Account value                                      $   41,879   $   73,820
      Net amount at risk                                 $       97   $        7
      Average attained age of contractholders                  69.2         68.3

     At December 31, the Company had the following universal life and variable life contracts with guarantees:

IN THOUSANDS                                                2008         2007
---------------------------------------------           -----------  -----------
Account value (general and separate accounts)           $ 1,877,645  $ 2,566,056
Net amount at risk                                      $37,363,075  $36,423,948
Average attained age of policyholders                          48.0         47.0

     Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2008 are:

                                   MINIMUM                          MINIMUM
                                  GUARANTEED       GUARANTEED     GUARANTEED   UNIVERSAL LIFE
                                  DEATH AND      PAYOUT ANNUITY   WITHDRAWAL    AND VARIABLE
IN THOUSANDS                   INCOME BENEFITS        FLOOR         BENEFIT         LIFE
----------------------------   ---------------   --------------   ----------   --------------
Balance at beginning of year       $ 1,501           $ 7,957        $ 5,029        $12,066
Incurred guarantee benefits          5,717            16,376         78,224         11,874
Paid guaranteed benefits            (1,257)             (410)            --         (7,693)
                                   -------           -------        -------        -------
Balance at end of year             $ 5,961           $23,923        $83,253        $16,247
                                   =======           =======        =======        =======

     Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2007 are:

                                   MINIMUM                          MINIMUM
                                  GUARANTEED       GUARANTEED     GUARANTEED   UNIVERSAL LIFE
                                  DEATH AND      PAYOUT ANNUITY   WITHDRAWAL    AND VARIABLE
IN THOUSANDS                   INCOME BENEFITS        FLOOR         BENEFIT         LIFE
----------------------------   ---------------   --------------   ----------   --------------
Balance at beginning of year        $  714           $5,816         $ (575)        $ 7,200
Incurred guarantee benefits            891            2,211          5,604          10,617
Paid guaranteed benefits              (104)             (70)            --          (5,751)
                                    ------           ------         ------         -------
Balance at end of year              $1,501           $7,957         $5,029         $12,066
                                    ======           ======         ======         =======

     The minimum guaranteed death benefit liability and the guaranteed minimum income liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor and minimum guaranteed withdrawal benefits are considered to be derivatives under FAS 133 and are recognized at fair value through earnings. The universal life and variable life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For variable annuity, universal life and variable life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the minimum guaranteed death and income benefit liability on variable annuities at December 31, 2008 and 2007 (except where noted otherwise):

     - For 2008, data was compiled from 1,000 stochastically generated investment performance scenarios. These were ranked by wealth factors and put into 100 groups of 10 sequentially. The mid-point of each group was chosen to run the projections used.

     - For 2007, data was compiled from 1,000 stochastically generated investment performance scenarios and ranked by wealth factors. Projections were run using all of these scenarios.

     - Mean investment performance was 7.96% and 9.14% for 2008 and 2007, respectively, and is consistent with DAC projections over a 10 year period.

     -    Annualized monthly standard deviation was 15.28% for 2008 and 2007.

     -    Assumed mortality was 100% of the 1983a table.

     - Lapse rates varied by contract type and policy duration, ranging from 1% to 25%, with an average of 9%.

     - Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

     The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable life liability at December 31, 2008 and 2007 (except where noted otherwise):

     -    Separate account investment performance assumption was 8%.

     -    Assumed mortality was 100% of pricing levels.

     -    Lapse rates varied by policy duration, ranging from 2% to 9%.

     -    General account discount rate was 5.0% for 2008 and 2007.

     -    Separate account discount rate was 7.73% for 2008 and 2007.

     Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31:

               VARIABLE ANNUITY CONTRACTS   VARIABLE LIFE CONTRACTS
               --------------------------   -----------------------
IN THOUSANDS        2008         2007          2008         2007
------------     ----------   ----------    ----------   ----------
Equity           $1,150,572   $1,907,397    $1,084,011   $1,715,573
Bond                276,207      346,938       120,114      127,669
Balanced            264,336      305,451       125,477      211,332
Money market         92,373       68,508        52,999       37,463
Mortgage             84,874      124,606        49,325       63,253
Real estate          47,737       78,326        29,192       44,140
                 ----------   ----------    ----------   ----------
   Total         $1,916,099   $2,831,226    $1,461,118   $2,199,430
                 ==========   ==========    ==========   ==========

(14) UNREMITTED PREMIUMS PAYABLE

     The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2008 and 2007, the liability associated with unremitted premiums payable was $19,792,000 and $15,194,000, respectively and is reported as part of other liabilities on the consolidated balance sheets. As described in note 2, as of December 31, 2008 and 2007, the Company had restricted the use of $19,792,000 and $15,194,000, respectively, of its cash and cash equivalents to satisfy these premium remittance payables.

(15) NOTES PAYABLE

     In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). As of December 31, 2008 and 2007, the approved accrued interest was $3,008,000. At December 31, 2008 and 2007, the balance of the surplus notes was $125,000,000. The issuance costs of $1,421,000 are deferred and amortized over 30 years on a straight-line basis. At December 31, 2008 and 2007, accumulated amortization was $592,000 and $545,000, respectively.

     At December 31, 2008, the aggregate minimum annual notes payable maturities for the next five years are as follows: 2009, $0; 2010, $0; 2011, $0; 2012, $0; 2013, $0; thereafter $125,000,000.

     Interest paid on the notes for the years ended December 31, 2008, 2007 and 2006, was $10,419,000, $10,301,000 and $10,318,000, respectively.

(16) BUSINESS COMBINATIONS

     During 2008, the Company acquired certain insurance related agencies. The aggregate cash purchase price of $5,300,000 was allocated to various assets and liabilities including $3,872,000 to finite-lived intangible assets and $1,810,000 to goodwill. The Company may be required to pay up to $5,080,000 of additional cash consideration for the 2008 acquisitions subject to specific performance targets in the first three years following the transactions. Any additional cash consideration paid would be recorded as goodwill. The Company also accrued additional minimum consideration it expects to pay in relation to a 2006 acquisition. This additional consideration of $300,000 was recorded as goodwill.

     During 2007, the Company paid additional consideration of $19,072,000 related to its acquisition of Allied Solutions, LLC (Allied) in 2004, all of which was recorded as goodwill. The Company had accrued for $13,572,000 of the additional consideration as of December 31, 2006 and recorded the remaining amount of $5,500,000 in 2007.

     All acquisitions have been accounted for using the purchase method of accounting, as required by FASB Statement No. 141, BUSINESS COMBINATIONS (FAS 141), which requires that assets purchased and liabilities assumed be valued at fair value. The effects of the acquisitions are immaterial to the Company's consolidated statements of operation and financial position.

(17) GOODWILL AND INTANGIBLE ASSETS

     The amount of goodwill included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

IN THOUSANDS                     2008      2007
----------------------------   -------   -------
Balance at beginning of year   $30,671   $25,171
Additions                        2,110     5,500
                               -------   -------
Balance at end of year         $32,781   $30,671
                               =======   =======

     Annual impairment testing of goodwill was completed in 2008. The Company uses appropriate measures on a case by case basis when testing goodwill impairment. Methods may include, but are not limited to, historical and future projected financial performance, discounted future cash flows and reviews of various pricing multiples. The Company's evaluation of goodwill completed during 2008 resulted in no impairment losses.

     The amount of intangible assets, excluding the value of business acquired assets (VOBA), included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

IN THOUSANDS                     2008      2007
----------------------------   -------   -------
Balance at beginning of year   $ 4,861   $ 7,281
Acquisitions                     3,872        --
Amortization                    (2,962)   (2,420)
                               -------   -------
Balance at end of year         $ 5,771   $ 4,861
                               =======   =======

     The Company has intangible assets resulting from business and asset acquisitions. Intangible assets acquired during 2008 include non-compete agreements amortizable on a straight-line basis over three years and customer lists and agent relationships amortizable over their assigned economic useful lives. The remaining intangible assets consist of a non-compete agreement and customer/client contracts, lists or relationships. These intangible assets are amortized on a straight-line basis over their estimated useful lives based on the related life of the underlying customer/client contract, list or relationship purchased, which vary in length between three to ten years. The non-compete agreement is amortized on a straight-line basis over three years. The appropriate estimated useful life for each intangible asset class is reviewed annually. A change in expected useful life could potentially indicate impairment of these assets. The Company completes annual impairment testing of all intangible assets. The annual review did not result in any changes to expected useful life and no intangible impairments were recorded in 2008, 2007 or 2006.

     Intangible asset amortization expense for 2008, 2007 and 2006 in the amount of $2,962,000, $2,420,000 and $2,947,000, respectively, is included in general operating expenses. Projected amortization expense for the next five years is as follows: 2009, $1,912,000; 2010, $1,132,000; 2011,
     $890,000; 2012, $726,000; 2013, $620,000.

(18) RELATED PARTY TRANSACTIONS

     The Company has investment advisory agreements with an affiliate, Advantus Capital Management, Inc. (Advantus). Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $13,099,000, $13,608,000 and $13,137,000 during 2008, 2007 and 2006, respectively. As of
     December 31, 2008 and 2007, the amount due to Advantus under these agreements was $3,958,000 and $3,975,000, respectively.

     The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid by the Company for the performance of compliance functions for these variable products totaled $2,689,000, $4,329,000 and $4,235,000 for the years ended December 31, 2008, 2007 and 2006, respectively.

     Under an assignment agreement with SFS, 12(b)-1 fees from the Advantus Series Fund Portfolios and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2008, 2007 and 2006, the amounts transferred were $12,103,000, $14,775,000, and
     $13,699,000, respectively.

     The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, which the Company incurs on behalf of its affiliates and is reimbursed. At December 31, 2008 and 2007, the amount payable to the Company was $11,930,000 and $11,917,000, respectively. The amount of expenses incurred by and reimbursed to the Company for the years ended December 31, 2008, 2007, and 2006 were $54,587,000, $52,352,000 and $48,565,000, respectively.

     In 2002, the Company sold a group variable universal life policy to Securian Financial Group, Inc. The Company received premiums of $2,000,000 in 2008, 2007 and 2006 for this policy and paid claims totaling $1,850,000 in 2007. No claims were paid during 2008 and 2006. As of December 31, 2008 and 2007, reserves held under this policy were $12,904,000 and $17,506,000, respectively.

     The Company is a distributor of its affiliates' insurance and other products. Product offerings include credit life and disability, accidental death, collateral protection insurance, guarantee auto protection and debt cancellation. The Company earned $4,166,000, $1,052,000 and $1,362,000 in commission revenues related to the sales and servicing of these products for the years ended December 31, 2008, 2007 and 2006, respectively. As of December 31, 2008 and 2007, commission revenue due to the Company from its affiliates was $299,000 and $354,000, respectively.

(19) OTHER COMPREHENSIVE INCOME (LOSS)

     Comprehensive income (loss) is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income (loss), adjustments to pension and other postretirement plans, unrealized gains (losses) on securities and related adjustments.

     The components of comprehensive income (loss) and related tax effects, other than net income (loss) are illustrated below:

IN THOUSANDS                                                  2008        2007       2006
-------------------------------------------------------   -----------   --------   --------
Other comprehensive income (loss), before tax:
   Unrealized gains (losses) on securities                $(1,194,199)  $ 36,661   $ 68,829
      Reclassification adjustment for
         (gains) losses included in net income (loss)         386,114    (66,086)   (52,470)
   Adjustment to deferred policy acquisition costs            151,153     (2,410)     9,184
   Adjustment to reserves                                      11,007     (2,673)     8,555
   Adjustment to unearned policy and contract fees            (31,074)       754     (1,131)
   Adjustment to pension and other postretirement plans      (155,716)     1,389     (3,380)
                                                          -----------   --------   --------
                                                             (832,715)   (32,365)    29,587
   Income tax (expense) benefit related to items of
      other comprehensive income (loss)                       295,606     13,289    (11,462)
                                                          -----------   --------   --------
   Other comprehensive income (loss), net of tax          $  (537,109)  $(19,076)  $ 18,125
                                                          ===========   ========   ========

     The components of accumulated other comprehensive income (loss) and related tax effects at December 31 were as follows:

IN THOUSANDS                                                 2008        2007
----------------------------------------------------      ---------   ---------
Gross unrealized gains                                    $ 217,692   $ 351,438
Gross unrealized losses                                    (781,247)   (106,908)
Adjustment to deferred policy acquisition costs             141,340      (9,813)
Adjustment to reserves                                       (6,706)    (17,713)
Adjustment to unearned policy and contract fees             (28,978)      2,096
Adjustment to pension and other postretirement plans       (194,852)    (39,273)
                                                          ---------   ---------
                                                           (652,751)    179,827
Deferred federal income taxes                               232,304     (63,254)
                                                          ---------   ---------
   Net accumulated other comprehensive income (loss)      $(420,447)  $ 116,573
                                                          =========   =========

(20) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

     The Company declared and paid dividends to Securian Financial Group, Inc. for the years ended December 31 as follows:

IN THOUSANDS          2008      2007      2006
-----------------   -------   -------   -------
Equity securities   $    --   $ 5,400   $   805
Cash                 74,500    10,500    65,000
                    -------   -------   -------
   Total            $74,500   $15,900   $65,805
                    =======   =======   =======

     Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2008 statutory results, the maximum amount available for the payment of dividends during 2009 by Minnesota Life Insurance Company without prior regulatory approval is $143,199,000.

     For the years ended December 31, Securian Financial Group, Inc. contributed capital to the Company as follows:

IN THOUSANDS                   2008      2007    2006
--------------------------   -------   -------   ----
Fixed maturity securities    $ 7,452   $    --    $--
Equity securities             47,850        --     --
Private equity investments    15,482        --     --
Cash                          11,307    14,000     --
Deferred tax asset             1,799        --     --
                             -------   -------    ---
   Total                     $83,890   $14,000    $--
                             =======   =======    ===

(21) COMMITMENTS AND CONTINGENCIES

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on consolidated operations or the financial position of the Company.

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies (reinsurers). To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

     The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2008 and 2007, these securities were reported at fair value of $30,906,000 and $10,912,000, respectively.

     The Company has long-term commitments to fund private equity investments and real estate investments totaling $229,742,000 as of December 31, 2008. The Company estimates that $92,000,000 of these commitments will be invested in 2009, with the remaining $137,742,000 invested over the next four years.

     As of December 31, 2008, the Company had committed to purchase mortgage loans totaling $450,000 but had not completed the purchase transactions.

     As of December 31, 2008, the Company had committed to purchase corporate bonds totaling $4,975,000 but had not completed the purchase transactions.

     The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows:
     2009, $11,267,000; 2010, $11,267,000; 2011, $11,267,000; 2012, $11,267,000;
     2013, $11,267,000. The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2009, $760,000; 2010, $615,000; 2011, $463,000; 2012, $291,000; 2013, $282,000.
     Lease expense net of sub-lease income for the years ended December 31, 2008, 2007 and 2006 was $8,502,000, $8,670,000, and $8,558,000,
     respectively. The Company also has long-term lease agreements with unaffiliated companies for office facilities and equipment. Minimum gross rental commitments under these leases are as follows: 2009, $3,969,000; 2010, $3,088,000; 2011, $1,891,000; 2012, $1,327,000; 2013, $1,141,000.

     At December 31, 2008, the Company had guaranteed the payment of $72,700,000 policyholder dividends and discretionary amounts payable in 2009. The Company has pledged fixed maturity securities, valued at $78,527,000 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Account Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

     The Company has a 100% coinsurance agreement for its individual disability line within its Individual Financial Security business unit. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2008 and 2007 the assets held in trust were $642,731,000 and $632,083,000, respectively. These assets are not reflected in the accompanying consolidated balance sheets.

     Occasionally, the Company will enter into arrangements whereby certain lease obligations related to general agents' office space are guaranteed. Additionally, the Company will occasionally enter into loan guarantees for general agents. Management does not consider an accrual necessary relating to these guarantees.

     In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

     In connection with the sale of a subsidiary company in 1997, the Company has guaranteed the adequacy of claim reserves transferred under the agreement for a period of 10 years subsequent to the date of transfer. To the extent that these reserves were over or under provided for, an exchange of the difference is required by the agreement. In 2008, the Company amended the agreement to extend the reserve guarantee by an additional 10 years to December 31, 2017, at which point a settlement payment/receipt will be determined. The Company expects the settlement of this agreement to be immaterial to its consolidated financial position.

     The Company has minimum compensation agreements with certain sales and employee groups, the terms of which expire at various times through 2010. Such agreements, which have been revised from time to time, provide for minimum compensation for these groups. The aggregate future minimum commitment under these agreements at December 31, 2008 and 2007 was approximately $3,041,000, and $1,780,000, respectively.

     The Company has guaranteed the payment of benefits under certain of its affiliates' non-qualified pension plans in the event that the affiliate is unable to make such payment. This guarantee is unfunded, unsecured and may be amended, modified or waived with written consent by the parties to the agreement. Management does not consider an accrual necessary relating to these guarantees.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2008 and 2007 the amount was immaterial to the consolidated financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $1,794,000 and $1,611,000 as of December 31, 2008 and 2007, respectively. These assets are being amortized over a five-year period.

(22) STATUTORY ACCOUNTING PRACTICES

     The Company's insurance operations, domiciled in Minnesota, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Department of Commerce of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the NAIC accounting practices. See note 20 for discussion of statutory dividend limitations.

     The Company and its insurance company subsidiary are required to meet certain minimum risk-based capital (RBC) requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company and its insurance company subsidiary exceeded the minimum RBC requirements for the years ended December 31, 2008, 2007 and 2006.

     The Company's insurance operations are required to file financial statements with state and foreign regulatory authorities. The accounting principles used to prepare these statutory financial statements follow prescribed and permitted accounting principles, which differ from GAAP. On a statutory accounting basis, the Company reported net income (loss) of $(232,266,000) in 2008, $186,648,000 in 2007, and $172,804,000 in 2006.
     Statutory surplus of these operations was $1,431,990,000 and $1,818,067,000 as of December 31, 2008 and 2007, respectively.

(23) SUBSEQUENT EVENTS

     In February 2009, the Company declared and paid a cash dividend to SFG in the amount of $8,000,000.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

 SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2008
                                 (In thousands)

                                                                                   AS SHOWN
                                                                                    ON THE
                                                                   MARKET        CONSOLIDATED
TYPE OF INVESTMENT                                   COST (3)       VALUE     BALANCE SHEET (1)
-------------------------------------------------   ----------   ----------   -----------------
Fixed maturity securities
    U.S. government                                 $   36,673   $   44,359       $   44,359
    Agencies not backed by the full faith and
       credit of the U.S. government                    34,250       37,429           37,429
    Foreign governments                                  4,196        4,659            4,659
    Public utilities                                   546,413      518,425          518,425
    Asset-backed securities                            370,439      307,074          307,074
    Mortgage-backed securities                       2,474,227    2,208,436        2,208,436
    All other corporate fixed maturity securities    3,010,523    2,728,576        2,728,576
                                                    ----------   ----------       ----------
       Total fixed maturity securities               6,476,721    5,848,958        5,848,958
                                                    ----------   ----------       ----------
Equity securities:
    Common stocks:
       Public utilities                                  2,285        1,950            1,950
       Banks, trusts and insurance companies            53,174       55,131           55,131
       Industrial, miscellaneous and all other         290,219      291,425          291,425
    Nonredeemable preferred stocks                       3,219        2,055            2,055
                                                    ----------   ----------       ----------
       Total equity securities                         348,897      350,561          350,561
                                                    ----------   ----------       ----------
Mortgage loans on real estate                        1,250,198       xxxxxx        1,250,198
Real estate (2)                                            167       xxxxxx              167
Policy loans                                           334,986       xxxxxx          334,986
Other investments                                      212,195       xxxxxx          212,195
Private equity investments                             436,365       xxxxxx          475,016
Derivative investments                                  57,413       xxxxxx           57,413
Fixed maturity securities on loan                      194,767       xxxxxx          216,753
Equity securities on loan                               35,039       xxxxxx           36,950
                                                    ----------                    ----------
       Total                                         2,521,130       xxxxxx        2,583,678
                                                    ----------                    ----------
Total investments                                   $9,346,748       xxxxxx       $8,783,197
                                                    ==========                    ==========

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.

(2) The carrying value of real estate acquired in satisfaction of indebtedness is $ -0-.

(3) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                 (In thousands)

                                        AS OF DECEMBER 31,
                       ----------------------------------------------------
                                    FUTURE POLICY
                         DEFERRED     BENEFITS,                OTHER POLICY
                          POLICY   LOSSES, CLAIMS               CLAIMS AND
                       ACQUISITION AND SETTLEMENT   UNEARNED     BENEFITS
        SEGMENT           COSTS     EXPENSES (1)  PREMIUMS (2)    PAYABLE
---------------------- ----------- -------------- ------------ ------------
2008:
   Life insurance       $  725,980   $3,081,751     $243,388     $259,668
   Accident and
      health insurance      67,384      735,159       38,549       30,629
   Annuity                 232,606    4,131,998           79           47
                        ----------   ----------     --------     --------
                        $1,025,970   $7,948,908     $282,016     $290,344
                        ==========   ==========     ========     ========
2007:
   Life insurance       $  640,808   $2,992,361     $222,637     $232,343
   Accident and
      health insurance      66,883      727,728       42,345       30,588
   Annuity                 186,659    3,558,481           76           78
                        ----------   ----------     --------     --------
                        $  894,350   $7,278,570     $265,058     $263,009
                        ==========   ==========     ========     ========
2006:
   Life insurance       $  636,082   $2,901,304     $222,080     $199,244
   Accident and
      health insurance      67,863      723,513       44,017       26,211
   Annuity                 168,636    3,578,597           42           48
                        ----------   ----------     --------     --------
                        $  872,581   $7,203,414     $266,139     $225,503
                        ==========   ==========     ========     ========

                                           FOR THE YEARS ENDED DECEMBER 31,
                       ------------------------------------------------------------------------
                                                             AMORTIZATION
                                                 BENEFITS,    OF DEFERRED
                                       NET    CLAIMS, LOSSES    POLICY      OTHER
                         PREMIUM   INVESTMENT AND SETTLEMENT  ACQUISITION OPERATING   PREMIUMS
         SEGMENT       REVENUE (3)   INCOME    EXPENSES (5)     COSTS      EXPENSES WRITTEN (4)
---------------------- ----------- ---------- -------------- ------------ --------- -----------
2008:
   Life insurance       $1,810,444  $307,256    $1,626,544     $173,942    $487,256
   Accident and
      health insurance     154,952    12,113        65,372       19,657      91,637
   Annuity                 400,870   209,847       461,486       43,982     154,491
                        ----------  --------    ----------     --------    --------     ---
                        $2,366,266  $529,216    $2,153,402     $237,581    $733,384     $--
                        ==========  ========    ==========     ========    ========     ===
2007:
   Life insurance       $1,646,730  $302,117    $1,466,006     $128,940    $466,857     $--
   Accident and
      health insurance     161,056    12,477        71,751       18,032      91,294      --
   Annuity                 147,161   207,776       193,856       29,211     137,693      --
                        ----------  --------    ----------     --------    --------     ---
                        $1,954,947  $522,370    $1,731,613     $176,183    $695,844     $--
                        ==========  ========    ==========     ========    ========     ===
2006:
   Life insurance       $1,476,332  $276,838    $1,337,338     $130,272    $433,882     $--
   Accident and
      health insurance     144,927    12,187        62,301       17,126      83,475      --
   Annuity                 135,099   211,375       193,909       30,409     124,959      --
                        ----------  --------    ----------     --------    --------     ---
                        $1,756,358  $500,400    $1,593,548     $177,807    $642,316     $--
                        ==========  ========    ==========     ========    ========     ===

(1)  Includes policy and contract account balances

(2)  Includes unearned policy and contract fees

(3)  Includes policy and contract fees

(4)  Applies only to property and liability insurance

(5)  Includes policyholder dividends

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (In thousands)

                                                                                                    PERCENTAGE
                                                          CEDED TO    ASSUMED FROM                   OF AMOUNT
                                             GROSS         OTHER          OTHER          NET          ASSUMED
                                            AMOUNT       COMPANIES      COMPANIES       AMOUNT        TO NET
                                         ------------   -----------   ------------   ------------   ----------
2008: Life insurance in force            $551,339,006   $87,113,914   $179,254,141   $643,479,233      27.9%
                                         ============   ===========   ============   ============
      Premiums:
         Life insurance                  $  1,099,198   $   101,695   $    416,489   $  1,413,992      29.5%
         Accident and health insurance        227,337        85,493         13,108        154,952       8.5%
         Annuity                              293,332            --             --        293,332       0.0%
                                         ------------   -----------   ------------   ------------
            Total premiums               $  1,619,867   $   187,188   $    429,597   $  1,862,276      23.1%
                                         ============   ===========   ============   ============
2007: Life insurance in force            $475,804,865   $75,404,207   $158,001,860   $558,402,518      28.3%
                                         ============   ===========   ============   ============
      Premiums:
         Life insurance                  $    965,515   $    93,133   $    405,267   $  1,277,649      31.7%
         Accident and health insurance        232,066        85,676         14,666        161,056       9.1%
         Annuity                               29,286            --             --         29,286       0.0%
                                         ------------   -----------   ------------   ------------
            Total premiums               $  1,226,867   $   178,809   $    419,933   $  1,467,991      28.6%
                                         ============   ===========   ============   ============
2006: Life insurance in force            $419,319,492   $63,028,552   $154,997,537   $511,288,477      30.3%
                                         ============   ===========   ============   ============
      Premiums:
         Life insurance                  $    834,505   $    67,063   $    364,099   $  1,131,541      32.2%
         Accident and health insurance        220,054        85,416         10,289        144,927       7.1%
         Annuity                               32,354            --            117         32,471       0.4%
                                         ------------   -----------   ------------   ------------
            Total premiums               $  1,086,913   $   152,479   $    374,505   $  1,308,939      28.6%
                                         ============   ===========   ============   ============

See accompanying report of independent registered public accounting firm.

                                     PART C

                             OTHER INFORMATION

                         Variable Annuity Account


                         Cross Reference Sheet to Other Information


      Form N-4

      Item Number        Caption in Other Information

          24.            Financial Statements and Exhibits

          25.            Directors and Officers of the Depositor

          26. Persons Controlled by or Under Common Control with the Depositor or Registrant

          27.            Number of Contract Owners

          28.            Indemnification

          29.            Principal Underwriters

          30.            Location of Accounts and Records

          31.            Management Services

          32.            Undertakings

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Audited Financial Statements of Variable Annuity Account for the year ended December 31, 2008, are included in Part B of this filing and consist of the following:

      1.    Report of Independent Registered Public Accounting Firm.

      2.    Statements of Assets and Liabilities, as of December 31, 2008.

      3.    Statements of Operations, year or period ended December 31, 2008.

      4. Statements of Changes in Net Assets, years or periods ended December 31, 2008 and 2007.

      5.    Notes to Financial Statements.

(b) Audited Consolidated Financial Statements and Supplementary Schedules of the Depositor, Minnesota Life Insurance Company and subsidiaries, are included in Part B of this filing and consist of the following:

      1. Report of Independent Registered Public Accounting Firm - Minnesota Life Insurance Company and Subsidiaries.

      2. Consolidated Balance Sheets - Minnesota Life Insurance Company and subsidiaries, as of December 31, 2008 and 2007.

      3. Consolidated Statements of Operations - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2008, 2007 and 2006.

      4. Consolidated Statements of Changes in Stockholder's Equity - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2008, 2007 and 2006.

      5. Consolidated Statements of Cash Flows - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2008, 2007 and 2006.

      6. Notes to Consolidated Financial Statements - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2008, 2007 and 2006.

      7. Schedule I - Summary of Investments-Other than Investments in Related Parties - Minnesota Life Insurance Company and subsidiaries, as of December 31, 2008.

      8. Schedule III - Supplementary Insurance Information - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2008, 2007 and 2006.

      9. Schedule IV - Reinsurance - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2008, 2007 and 2006.

     (c)  Exhibits

          1. The Resolution of The Minnesota Mutual Life Insurance Company's Executive Committee of its Board of Trustees establishing the Variable Annuity Account previously filed on February 28, 2005 as exhibit 24(c)(1) to Registrant's Form N-4, File Number 333-111067, Post-Effective Amendment Number 1, is hereby incorporated by reference.

          2.   Not applicable.

          3. (a) The Amended and Restated Distribution Agreement between Minnesota Life Insurance Company and Securian
                    Financial Services, Inc, previously filed on April 27, 2009, as exhibit 24(c)(3) to Registrant's Form N-4, File Number 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

               (b) The Dealer Selling Agreement previously filed on July 2, 2002 as exhibit 24(c)(3)(b) to Variable Annuity Account's Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

               (c) Variable Contract Broker-Dealer Sales Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc. and Waddell & Reed, Inc. previously filed on April 21, 2006, as exhibit 24(c)(3)(c) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 12, is hereby incorporated by reference.

          4. (a) The Flexible Payment Deferred Variable Annuity Contract, form 06-70139 previously filed on August 10, 2006 as exhibit 24(c)(4)(a) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (b) The Premier Death Benefit Rider, form 02-70073 previously filed on July 2, 2002 as exhibit 24(c)(4)(b) to Variable Annuity Account's Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

               (c) The Highest Anniversary Value Death Benefit Rider, form 02-70075 previously filed on July 2, 2002 as exhibit 24(c)(4)(c) to Variable Annuity Account's Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

               (d) The Endorsement, form MHC-82-9032 previously filed on July 2, 2002 as exhibit 24(c)(4)(e) to Variable Annuity Account's Form N-4, file Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (e) The Annuity Payment Endorsement, form MHC-83-9060 previously filed on May 21, 1999 as exhibit 24(c)(4)(f) to Variable Annuity Account's Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (f) The Qualified Plan Agreement, form MHC-88-9176 Rev. 8-93 previously filed on May 21, 1999 as exhibit 24(c)(4)(g) to Variable Annuity Account's Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (g) The Individual Retirement Annuity (IRA) Agreement, SEP, Traditional IRA and Roth-IRA, form MHC-97-9418 previously filed on May 21, 1999 as exhibit 24(c)(4)(h) to Variable Annuity Account's Form N-4, File Number 333-79409, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (h) The Individual Retirement Annuity SIMPLE- (IRA) Agreement, form MHC-98-9431 previously filed on May 21, 1999 as exhibit 24(c)(4)(i) to Variable Annuity Account's Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (i) The Estate Enhancement Benefit Rider, form number 03-70085, previously filed on March 12, 2004 as exhibit 24(c)(4)(k) to Variable Annuity Account's Form N-4, File Number 333-111067, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

               (j) The Guaranteed Income Provider Benefit Rider, form number 03-70086 Rev. 8-2003, previously filed on March 12, 2004 as exhibit 24(c)(4)(l) to Variable Annuity Account's Form N-4, File Number 333-111067, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

               (k) The Guaranteed Minimum Withdrawal Benefit Rider, form number 04-70131 previously filed on December 22, 2004 as exhibit 24(c)(4)(o) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 6, is hereby incorporated by reference.

               (l) The Guaranteed Lifetime Withdrawal Benefit Rider, form number 05-70134 previously filed on July 29, 2005 as exhibit 24(c)(4)(p) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 10 is hereby incorporated by reference.

               (m) The Guaranteed Lifetime Withdrawal Benefit II - Single Rider, form 07-70149 previously filed as exhibit 24(c)(4)(m) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 2 is hereby incorporated by reference.

               (n) The Guaranteed Lifetime Withdrawal Benefit II - Joint Rider, form 07-70150 previously filed as exhibit 24(c)(4)(n) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 2 is hereby incorporated by reference.

               (o)  The Guaranteed Minimum Income Benefit Rider, form
                    09-70165 previously filed as exhibit 24(c)(4)(o) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 8 is hereby incorporated by reference.

          5. (a) The Variable Annuity Application, form 06-70140 Rev 5-2007, previously filed on April 27, 2009 as exhibit 24(c)(5)(a) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 7 is hereby incorporated by reference.

          6.   Certificate of Incorporation and Bylaws.

               (a) The Restated Certificate of Incorporation previously filed on February 28, 2005 as exhibit 24(c)(6)(a) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 1, is hereby incorporated by reference.

               (b) The Bylaws of the Depositor previously filed as Exhibit 26(f)(2) to Minnesota Life Variable Life Account's Form
                    N-6, File Number 333-120704, Initial Registration Statement, on November 23, 2004, is hereby incorporated by reference.

          7.   Not applicable.


          8. (a) Participation Agreement among Advantus Series Fund, Inc., Advantus Capital Management, Inc. and Minnesota Life Company, previously filed on September 7, 2007 as Exhibit 23(h)(3) to Advantus Series Fund, Inc.'s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 35, is hereby incorporated by reference.

               (b) Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company filed on February 27, 2003 as exhibit 27(h)(2)(i) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                    (i) Addendum Dated May 1, 2000 to Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company filed on February 27, 2003 as exhibit 27(h)(2)(ii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                    (ii) Amendment to Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company filed on February 27, 2003 as exhibit 27(h)(2)(iii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                    (iii) Amendment Dated December 1, 2002 to Fund
                          Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company filed on February 27, 2003 as exhibit 27(h)(2)(iv) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                    (iv) Amendment Dated March 1, 2004 to Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, filed on April 22, 2005 as Exhibit 26(h)(2)(v) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 14, is hereby incorporated by reference.

                    (v) Amendment dated May 1, 2005 to the Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(2)(vi) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                    (vi) Amendment Number Two to the Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(8)(d)(vi) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                    (vii) Amendment Number Seven to the Fund Participation
                          Agreement between Janus Aspen Series, Janus
                          Distributors LLC and Minnesota Life Insurance Company, filed on October 4, 2007 as exhibit 24(c)(8)(b)(vii) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

               (c) Amended and Restated Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(3) to Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

               (d) Fund Shareholder Services Agreement between Minnesota Life Insurance Company and Ascend Financial Services, Inc. filed on February 27, 2003 as exhibit 27(h)(6) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                (e) Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company filed on February 26, 2003 as exhibit 24(c)(8)(v) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.

                     (i) First Amendment to Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(l)(b) to the Securian Life Variable Universal Life Account's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

                (f) Administration Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company filed on February 26, 2003 as exhibit 24(c)(8)(w) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.

                     (i) First Amendment to Administration Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(2)(b) to the Securian Life Variable Universal Life Account's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

                (g) Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(x) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                     (i) Amendment No. 1 to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(x)(i) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                     (ii) Amendment No. 2 to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(x)(ii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                     (iii) Amendment No. 3 to the Participation Agreement among
                           Oppenheimer Variable Accounts Funds,
                           OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(7)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

                     (iv) Amendment No. 4 to Participation Agreement among Oppenheimer Variable Accounts Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(7)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                     (v) Amendment No. 5 to Participation Agreement among Oppenheimer Variable Accounts Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(8)(k)(v) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                     (vi) Amendment No. 6 to Participation Agreement among Oppenheimer Variable Accounts Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, filed on October 4, 2007 as exhibit 24(c)(8)(g)(vi) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

                (h) Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(y) to Minnesota Life Variable Universal

                     Life Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                     (i) Amendment No. 1 to Participation Agreement among Panorama Series Fund Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(y)(i) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                     (ii) Amendment No. 2 to Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(y)(ii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                     (iii) Amendment No. 3 to Participation Agreement among
                           Panorama Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(8)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

                     (iv) Amendment No. 4 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(8)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                     (v) Amendment No. 5 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(8)(l)(v) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                (i) Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(z) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                     (i) Schedule A (as amended May 1, 2003 to Minnesota Life Insurance Company Participation Agreement filed on April 29, 2003 as exhibit 24(c)(8)(z)(i) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                     (ii) Amendment No. 1 to Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(8)(m)(ii) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                     (iii) Amendment No. 2 to the Participation Agreement among
                           Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company filed on December 15, 2008 as exhibit 24(c)(8)(i)(iii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 17, is hereby incorporated by reference.

                (j) Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(10)(i) to Minnesota Life Variable Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                     (i) Schedule A as amended May 1, 2003 to the Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(10)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                     (ii) Amendment No. 1 to the Participation Agreement dated March 4, 2002, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(10)(iii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

                     (iii) Amendment No. 2 to the Participation Agreement dated
                           March 2, 2002, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(10)(iv) to Minnesota Life

                           Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                     (iv) Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(8)(n)(iv) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                (k) Shareholder Services Agreement among American Century Investment Services, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(11) to Minnesota Life Variable Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                     (i) Amendment No. 1 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investments, Inc., previously filed as
                           Exhibit 26(h)(11)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                     (ii) Amendment No. 2 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investment Services, Inc., filed on October 4, 2007 as exhibit 24(c)(8)(k)(ii) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

                (l) Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(13)(i) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                     (i) Amendment No. 1 to the Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(13)(ii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                     (ii) Amendment No. 2 to the Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(13)(iii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                     (iii) Amendment No. 3 to Participation Agreement among MFS
                           Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                     (iv) Amendment No. 4 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                     (v) Letter dated December 7, 2005 amending Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as
                           Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                     (vi) Amendment No. 5 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(8)(p)(vi) to Variable Annuity
                           Account's Form N-4, File Number 333-136242,
                           Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                (m) Participation Agreement as of May 1, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(14)(i) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                     (i) Amendment to Participation Agreement as of May 1, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(14)(ii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                     (ii) Amendment No. 2 to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(14)(iii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                     (iii) Amendment No. 3 to Participation Agreement between
                           Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(14)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

                     (iv) Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed as Exhibit 26(h)(14)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                     (v) Amendment No. 5 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(8)(q)(v) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                     (vi) Amendment No. 6 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Minnesota Life Insurance Company, filed on October 4, 2007 as exhibit 24(c)(8)(m)(vi) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

                (n) Waddell & Reed Target Funds, Inc. Participation Agreement, previously filed on February 19, 2004 as exhibit 27(h)(15) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-109853, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

                     (i) Amendment Number One to the Target Funds Participation Agreement among Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target Funds, Inc., previously filed as Exhibit 26(h)(15)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                     (ii) Second Amendment to the Target Funds Participation Agreement among Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target Funds, Inc., previously filed on February 27, 2009 as Exhibit 24(c)(8)(n)(ii) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 6, is hereby incorporated by reference.

                (o) Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Minnesota Life Insurance Company previously filed on April 29, 2003 as Exhibit 24
                     (c)(8)(z) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                     (i) Amendment Number one to the Agreement between Van Kampen Asset Management, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(s)(i) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                (p) Shareholder Information Agreement between Advantus Series Fund, Inc. and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(l)(iv) to Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number 17 is hereby incorporated by reference.

                (q) Rule 22c-2 Shareholder Information Agreement between Janus Capital Management, LLC, Janus Services LLC, Janus Distributors LLC, Janus Aspen Series and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(2)(viii) to Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

                (r) Shareholder Information Agreement among Ivy Funds Distributor, Inc., Waddell & Reed, Inc. and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(5)(iii) to Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

                (s) Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 between AIM Investment Services, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(s) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

                (t) Shareholder Information Agreement between American Century Investment Services, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(t) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

                (u) Rule 22c-2 Agreement between Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(u) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

                (v) Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(v) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

                (w) Shareholder Information Agreement Under Rule 22c-2 of the Investment Company Act of 1940 among OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(w) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

                (x) Rule 22c-2 Agreement among Putnam Fiduciary Trust Company, Putnam Retail Management Limited Partnership and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(x) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

                (y) Van Kampen Life Investment Trust Shareholder Information Agreement among Van Kampen Funds Inc., Van Kampen Life Investment Trust, and Minnesota Life Insurance Agreement previously filed on September 6, 2007 as exhibit 24(c)(8)(y) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

                (z) Participation Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc., and AllianceBernstein Investments, Inc., filed on October 4, 2007 as exhibit 24(c)(8)(z) to Variable Annuity Account's Form N-4, File Number 333-136242,
                     Post-Effective Amendement Number 3, is hereby incorporated by reference.

                (aa) Fund Participation Agreement among Minnesota Life
                     Insurance Company, Financial Investors Variable Insurance Trust, Alps Advisers, Inc. and Alps Distributors, Inc., filed on October 4, 2007 as exhibit 24(c)(8)(aa) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendement Number 3, is hereby incorporated by reference.

                (bb) Participation Agreement among The Universal Institutional
                     Funds, Inc., Morgan Stanley Distribution, Inc., Morgan Stanley Investment Management Inc., and Minnesota Life Insurance Company, filed on October 4, 2007 as exhibit 24(c)(8)(bb) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendement Number 3, is hereby incorporated by reference.

                (cc) Fund Participation Agreement among Neuberger Berman
                     Advisers Management Trust, Neuberger Berman Management Inc. and Minnesota Life Insurance Company previously filed as exhibit 24(c)(8)(cc) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 8 is hereby incorporated by reference.

          9.   Opinion and consent of Michael P. Boyle, Esq.

         10.   Consent of KPMG LLP.

         11.   Not applicable.

         12.   Not applicable.

ITEM 25.  DIRECTORS AND OFFICERS OF THE MINNESOTA LIFE INSURANCE COMPANY

NAME AND PRINCIPAL                                   POSITION AND OFFICES
BUSINESS ADDRESS                                     WITH MINNESOTA LIFE
----------------                                     -------------------
Brian C. Anderson                                    Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mary K. Brainerd                                     Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN  55425

John W. Castro                                       Director
Merrill Corporation
One Merrill Circle
St. Paul, MN  55108

John J. Coughlan                                     Director
XATA Corporation
151 E. Cliff Road
Burnsville, MN  55337

Susan L. Ebertz                                      Vice President - Group Insurance
Minnesota Life Insurance Company                     Services
400 Robert Street North
St. Paul, MN  55101

Robert J. Ehren                                      Senior Vice President - Life
Minnesota Life Insurance Company                     Product Manufacturing
400 Robert Street North
St. Paul, MN  55101

Craig J. Frisvold                                    Vice President - Life New Business
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Sara H. Gavin                                        Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN  55437

John F. Grundhofer                                   Director
U.S. Bancorp
800 Nicollet Mall
Suite 2870
Minneapolis, MN  55402

Thomas A. Gustafson                                  Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mark B. Hier                                         Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John H. Hooley                                       Director
4623 McDonald Drive Overlook
Stillwater, MN   55082

James E. Johnson                                     Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Wilford J. Kavanaugh                                 Senior Vice President - Individual
Minnesota Life Insurance Company                     Distribution Management
400 Robert Street North
St. Paul, MN  55101

Daniel H. Kruse                                      Second Vice President
Minnesota Life Insurance Company                     and Actuary
400 Robert Street North
St. Paul, MN  55101

David J. LePlavy                                     Vice President, Treasurer and Controller
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Richard L. Manke                                     Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Jean Delaney Nelson                                  Senior Vice President and Chief Information Officer
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Maria H. O'Phelan                                    Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Robert M. Olafson                                    Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

H. Geoffrey Peterson                                 Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Von S. Peterson                                      Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Kathleen L. Pinkett                                  Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Dennis E. Prohofsky                                  Director and Secretary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Dwayne C. Radel                                      Director, Senior Vice President and General Counsel
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Trudy A. Rautio                                      Director
Carlson
701 Carlson Parkway
Minnetonka, MN  55305-8215

Robert L. Senkler                                    Chairman, President and Chief
Minnesota Life Insurance Company                     Executive Officer
400 Robert Street North
St. Paul, MN  55101

Nancy R. Swanson                                     Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Randy F. Wallake                                     Director, Executive Vice President
Minnesota Life Insurance Company                     & Vice Chair
400 Robert Street North
St. Paul, MN  55101

Loyall E. Wilson                                     Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Nancy L. Winter                                      Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                                    Director, Executive Vice President
Minnesota Life Insurance Company                     and Chief Financial Officer
400 Robert Street North
St. Paul, MN  55101

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

          Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

          Securian Financial Group, Inc. (Delaware)
          Capitol City Property Management, Inc.
          Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

          Securian Ventures, Inc.
          Securian Financial Network, Inc.
          Minnesota Life Insurance Company
          Advantus Capital Management, Inc.
          Securian Financial Services, Inc.
          Securian Casualty Company
          CNL Financial Corporation (Georgia)
          Capital Financial Group, Inc. (Maryland)
          H. Beck, Inc. (Maryland)
          CFG Insurance Services, Inc. (Maryland)

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

          Personal Finance Company LLC (Delaware)
          Enterprise Holding Corporation
          Allied Solutions, LLC (Indiana)
          Securian Life Insurance Company

Wholly-owned subsidiaries of Enterprise Holding Corporation:

          Financial Ink Corporation
          Oakleaf Service Corporation
          Lafayette Litho, Inc.
          MIMLIC Funding, Inc.
          MCM Funding 1997-1, Inc.
          MCM Funding 1998-1, Inc.


Wholly-owned subsidiaries of CNL Financial Corporation:

          Cherokee National Life Insurance Company (Georgia)
          CNL/Insurance America, Inc. (Georgia)
          CNL/Resource Marketing Corporation (Georgia)

Majority-owned subsidiary of Securian Financial Group, Inc.:

          Securian Trust Company, N.A.

Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance Company:

          Advantus Series Fund, Inc.

Fifty percent-owned subsidiary of Enterprise Holding Corporation:

          CRI Securities, LLC

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of October 1, 2009, the number of holders of securities of this class were as follows:


                                     Number of
Title of Class                       Record Holders
--------------                       --------------
Variable Annuity                          225
Contracts-MultiOption Legend

ITEM 28.  INDEMNIFICATION

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Variable Annuity Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Variable Annuity Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Variable Annuity Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Variable Annuity Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Variable Annuity Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:
               Variable Fund D
               Variable Annuity Account
               Minnesota Life Variable Life Account

               Minnesota Life Individual Variable Universal Life Account

               Minnesota Life Variable Universal Life Account
               Securian Life Variable Universal Life Account

DIRECTORS AND OFFICERS OF UNDERWRITER

                                      Positions and
Name and Principal                    Offices
Business Address                      with Underwriter
------------------                    ----------------
George I. Connolly                    President, Chief
Securian Financial Services, Inc.     Executive Officer and
400 Robert Street North               Director
St. Paul, MN 55101

Lynda S. Czarnetzki                    Vice President-Financial
Securian Financial Services, Inc.      Management and Treasurer
400 Robert Street North
St. Paul, MN 55101

Dwayne C. Radel                        Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, MN 55101

Warren J. Zaccaro                      Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, MN  55101

Loyall E. Wilson                       Senior Vice President, Chief
Securian Financial Services, Inc.      Compliance Officer and
400 Robert Street North                Secretary
St. Paul, MN 55101

Richard A. Diehl                       Vice President and Chief
Securian Financial Services, Inc.      Investment Officer
400 Robert Street North
St. Paul, MN  55101

Scott C. Thorson                       Vice President-Operations
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, MN  55101

Suzanne M. Chochrek                    Vice President-Business and Market Development
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, MN 55101

     (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

  Name of           Net Underwriting   Compensation on
 Principal           Discounts and      Redemption or     Brokerage       Other
Underwriter           Commissions       Annuitization    Commissions   Compensation
- -----------         ----------------   ---------------   -----------   ------------

Securian Financial,
 Services Inc.         $25,216,983             ---              ---           ---

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101-2098.

ITEM 31.  MANAGEMENT SERVICES

None.

ITEM 32.  UNDERTAKINGS

     (a) Minnesota Life Insurance Company hereby represents that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) Minnesota Life Insurance Company hereby represents that it will include as part of the prospectus, a toll-free number and a written communication included within the prospectus, that allows an applicant to call or write to request a Statement of Additional Information.

     (c) Minnesota Life Insurance Company hereby represents that it will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) Minnesota Life Insurance Company hereby represents that, as to the variable annuity contract which is the subject of this Registration Statement, File No. 333-136242, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Minnesota Life Insurance Company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant, Variable Annuity Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of St. Paul and the State of Minnesota on the 11th day of December, 2009.

                                       VARIABLE ANNUITY ACCOUNT
                                       (Registrant)

                                   By: MINNESOTA LIFE INSURANCE COMPANY
                                       (Depositor)

                                   By             /s/ Robert L. Senkler
                                       -----------------------------------------
                                                      Robert L. Senkler
                                             Chairman of the Board, President
                                               and Chief Executive Officer


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, Minnesota Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Saint Paul, and the State of Minnesota, on the 11th day of December, 2009.


                                       MINNESOTA LIFE INSURANCE COMPANY


                                    By            /s/ Robert L. Senkler
                                       -----------------------------------------
                                                      Robert L. Senkler
                                             Chairman of the Board, President
                                               and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.

              Signature                        Title                                    Date
              ---------                        -----                                    ----
/s/ Robert L. Senkler                          Chairman, President and                  December 11, 2009
----------------------------------------       Chief Executive Officer
Robert L. Senkler

*                                              Director
----------------------------------------
Mary K. Brainerd

*                                              Director
----------------------------------------
John W. Castro

*                                              Director
----------------------------------------
John J. Coughlan

*                                              Director
----------------------------------------
Sara H. Gavin

*                                              Director
----------------------------------------
John F. Grundhofer

*                                              Director
----------------------------------------
John H. Hooley

*                                              Director
----------------------------------------
Dennis E. Prohofsky

*                                              Director
----------------------------------------
Dwayne C. Radel

                                               Director
----------------------------------------
Trudy A. Rautio

*                                              Director
----------------------------------------
Randy F. Wallake

*                                              Director
----------------------------------------
Warren J. Zaccaro

/s/ Warren J. Zaccaro                          Executive Vice President and Chief       December 11, 2009
----------------------------------------       Financial Officer (chief financial
Warren J. Zaccaro                              officer)

/s/ Warren J. Zaccaro                          Executive Vice President and Chief       December 11, 2009
----------------------------------------       Financial Officer (chief accounting
Warren J. Zaccaro                              officer)

/s/ David J. LePlavy                           Vice President, Treasurer and            December 11, 2009
----------------------------------------       Controller (treasurer)
David J. LePlavy

/s/ Dwayne C. Radel                            Director and Attorney-in-Fact            December 11, 2009
----------------------------------------
Dwayne C. Radel

* Pursuant to power of attorney dated February 10, 2009, a copy of which is filed herewith.

                                  EXHIBIT INDEX

EXHIBIT NUMBER   DESCRIPTION OF EXHIBIT
--------------   ----------------------


9.               Opinion and consent of Michael P. Boyle, Esq.

10.              Consent of KPMG LLP.

13. Minnesota Life Insurance Company Power of Attorney to sign Registration Statements.